                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number              811-7822
                                   ---------------------------------------------

                       AMERICAN CENTURY INVESTMENT TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

     4500 MAIN STREET, KANSAS CITY, MISSOURI                  64111
--------------------------------------------------------------------------------
    (Address of principal executive offices)                (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:        816-531-5575
                                                    ----------------------------

Date of fiscal year end:             03-31
                           -----------------------------------------------------

Date of reporting period:            03-31-2008
                           -----------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
MARCH 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

PRIME MONEY MARKET FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the annual report for the American Century® Prime
Money Market Fund for the 12 months ended March 31, 2008. We also recommend our website, americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information about portfolio strategy, personal finance, government policy, and the markets.

As noted on the website, 2008 marks our 50th year. Since 1958, we've worked for you with integrity, always striving to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous recessionary cycles. As we've crossed those hurdles and earned your trust, our assets under management have grown to close to $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these turbulent times.

Our investment discipline and integrity are important features of our portfolios. For example, our fixed-income investment team anticipated the current credit squeeze. Instead of chasing higher yields and adding leveraged exposure as the credit bubble inflated, the team minimized our portfolios'
direct exposure to subprime-related debt, preserving investors' hard-earned capital. The team also positioned the portfolios to capitalize on opportunities, including attractive high-quality securities discarded by investors with liquidity needs.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .    2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .    2

PRIME MONEY MARKET FUND

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer,]

By David MacEwen, Chief Investment Officer, Fixed-Income

VOLATILITY REIGNED

The 12 months ended March 31, 2008, saw widely divergent bond returns as market volatility surged in the wake of the subprime credit crisis. Credit woes spread across the financial system, affecting banks, brokers, bond insurers, hedge funds, and other big, institutional players important for the functioning of the markets. This led to risk aversion that colored the return picture for assets ranging from the riskiest high-yield bonds to even some of the highest-quality money market securities.

The subprime meltdown had direct economic effects as well, weighing on consumer spending and confidence, leading many economists to suggest that the economy is already in recession. But even as growth slowed, higher commodity prices (led by oil) meant rising inflation. The government consumer price index (CPI) rose 4% during the reporting period.

The Federal Reserve (the Fed) took a series of extraordinary steps, slashing interest rates and acting as a lender of last resort not only for banks, but also major brokers. For the year, the federal funds rate target declined from
5.25% to 2.25%.

TREASURY BONDS RULED ROOST

The volatility, credit, and liquidity concerns in the market all favored
Treasury securities over higher-yielding, lower-quality alternatives (see the accompanying returns table). Inflation-linked bonds--particularly Treasury inflation-indexed securities--performed best because of their combination of high quality and inflation protection. Meanwhile, risky corporate high-yield bonds posted negative returns.

RATES FELL, CURVE STEEPENED

Against this backdrop, Treasury yields declined. The yield on the two-year
Treasury note tumbled from 4.58% to 1.59%, while yields on longer-term notes and bonds fell less. That's because investors worried about the potential long-term inflation effects of Fed rate cuts, high energy and commodity prices, and a weaker dollar. As a result, the yield curve fell and steepened--the difference in yield between two- and 10-year Treasury securities increased sharply from seven to 182 basis points (a basis point equals 0.01%).

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2008

TREASURY SECURITIES

3-Month Bill                                  4.81%
2-Year Note                                   9.39%
5-Year Note                                  14.37%
10-Year Note                                 14.35%
30-Year Bond                                 13.86%

CITIGROUP U.S. BOND MARKET INDICES

High-Yield Market (corporate)                -3.58%
Credit (investment-grade corporate)           4.41%
Mortgage (mortgage-backed)                    7.95%
Broad Investment-Grade (multi-sector)         8.41%
Agency                                       10.37%
Treasury                                     12.24%
Inflation-Linked Securities                  14.64%

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2

PERFORMANCE
Prime Money Market

Total Returns as of March 31, 2008
                                             Average Annual Returns
                                                   10         Since     Inception
                                1 year    5 years   years   Inception      Date

INVESTOR CLASS                 4.58%(1)    2.87%    3.43%     3.93%      11/17/93

90-DAY U.S. TREASURY BILL
INDEX(2)                        3.69%      2.95%    3.43%    3.91%(3)       --

LIPPER MONEY MARKET
INSTRUMENT FUNDS AVERAGE
RETURN(2)                       4.14%      2.53%    3.14%    3.71%(3)       --

Fund's Lipper Ranking among
Money Market Instrument                   49 of    40 of    26 of
Funds(2)                      55 of 335     290      190      117(3)        --

A Class                        4.32%(1)    2.62%     --       3.10%      8/28/98

B Class(1)
 No sales charge*               3.54%      2.02%     --       1.98%
 With sales charge*             -0.46%     1.83%     --       1.80%      1/31/03

C Class(1)                      3.81%      2.19%     --       1.92%       5/7/02

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Class returns would have been lower if American Century had not voluntarily waived a portion of its management fees or its distribution and service fees, as applicable.

(2) Data provided by Lipper Inc. - A Reuters Company. © 2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

  Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 11/30/93, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit ammericancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

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3

PORTFOLIO COMMENTARY

Prime Money Market

Lead Portfolio Manager: Denise Latchford
Macro Strategy Team Representative: Steven Permut

PERFORMANCE SUMMARY

Prime Money Market returned 4.58%* for the 12 months ended March 31, 2008, outperforming the 4.14% average return of the 335 funds in Lipper Inc.'s Money
Market Funds category. The portfolio's 12-month return ranked in the top 17%
of the Lipper category, and its five- and 10-year returns ranked in the top
17% and 21%, respectively, of the Lipper group (see the previous page).

FED POLICY CHANGED TO RAPID RATE REDUCTION

In the first half of the reporting period, a lingering threat of inflation and strong economic growth kept the Federal Reserve (the Fed) on hold and the fed funds target rate at 5.25%. Despite increasing threats to economic growth from the housing market slump, rising mortgage delinquencies, and high energy prices, the Fed continued to view inflation as a bigger concern than recession.

In late July 2007, credit and liquidity concerns stemming from a meltdown in the subprime mortgage market took hold of the financial markets. Originally, the problems were confined to the taxable bond market, but the contagion quickly spread to the asset-backed segment of the money market and eventually to the municipal securities market. The credit crisis sent investors fleeing to the relative safety of U.S. Treasury securities. At the same time, U.S.
economic growth prospects tumbled, prompting a marked change in Fed strategy.
Reversing a long anti-inflation stance, the Fed indicated the present danger of recession had surmounted that of inflation -- despite the soaring costs of oil and other commodities.

Between September 18, 2007, and March 18, 2008, the Fed slashed the fed funds target by three percentage points, to 2.25%, to help counter the effects of the housing market downturn and waning consumer and investor confidence.

Portfolio Composition by Credit Rating
                        % of fund                   % of fund
                       investments                 investments
                      as of 3/31/08               as of 9/30/07

A-1+                       77%                         74%
A-1                        23%                         26%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

Yields and Weighted Average Maturity

7-DAY CURRENT YIELD* AS OF MARCH 31, 2008

Investor Class                                               2.93%
A Class                                                      2.68%
B Class                                                      1.94%
C Class                                                      2.19%

7-DAY EFFECTIVE YIELD* AS OF MARCH 31, 2008

Investor Class                                               2.97%
A Class                                                      2.71%
B Class                                                      1.96%
C Class                                                      2.21%

                                             3/31/08        9/30/07

Weighted Average Maturity                    50 days        45 days

* The yields presented reflect the waiver of a portion of the fund's management fees. Without such waiver, the 7-day yields would have been lower.

* All fund returns, rankings and yields referenced in this commentary are for
Investor Class shares. Class returns would have been lower had management fees not been waived.

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4

Prime Money Market

In addition, in late 2007 the Fed established a temporary Term Auction
Facility to address the elevated pressures in the short-term funding markets.
Then, following the near-collapse of investment bank Bear Stearns in March
2008, the Fed took extraordinary measures to stabilize the financial markets, launching two new liquidity-enhancement programs for broker/dealers and loosening its collateral requirements.

The Fed's easing campaign, combined with a widespread flight to quality by investors, sparked a strong rally in the Treasury market. The yield on the three-month Treasury bill plunged 3.7 percentage points during the reporting period, from 5.03% to 1.33%.

PORTFOLIO STRATEGY

Reflecting the general decline in rates, Prime Money Market's seven-day current yield fell during the period from 4.86% to 2.93%. In this environment, we attempted to extend the portfolio's average maturity, which ended the period at 50 days, compared with 45 days at the end of March 2007.

The portfolio held no securities exposed to the subprime market and no mortgage-related asset-backed commercial paper. These securities do not meet our stringent selection criteria. Instead, we maintained our conservative approach toward credit-related money market securities. Unlike many of our peers, who simply avoided such securities in the wake of the subprime fallout, we continued to invest in high-quality, short-term asset-backed securities, confident our thorough credit research would identify the most attractive securities. We pursued a similar approach in the hard-hit financials sector, where we streamlined our exposure to banks and brokers, reduced the number of names in the portfolio, imposed dollar limits on those we owned, and kept maturities short. These strategies proved effective and contributed positively to the fund's performance.

OUTLOOK

The probability of an economic hard landing/recession has increased, as the fallout from the bursting credit bubble and the ensuing deleveraging process work their way through the system. The unwinding/deleveraging process is healthy and necessary, but is rarely orderly. We expect further Fed rate cuts, assuming the economy and employment continue to weaken in 2008.

Portfolio Composition by Maturity
                                     % of fund
                                    investments           % of fund
                                       as of             investments
                                      3/31/08           as of 9/30/07
1-30 days                               50%                  47%
31-90 days                              31%                  42%
91-180 days                             14%                  10%
More than 180 days                       5%                  1%

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5

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2007 to March 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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6

                                                      Expenses Paid
                          Beginning                      During
                           Account        Ending        Period(1)     Annualized
                            Value     Account Value     10/1/07 -       Expense
                           10/1/07       3/31/08         3/31/08       Ratio(1)
ACTUAL
Investor Class (after
waiver)(2)                 $1,000       $1,020.70         $2.88          0.57%

Investor Class (before
waiver)                    $1,000      $1,020.70(3)       $2.98          0.59%

A Class (after
waiver)(2)                 $1,000       $1,019.50         $4.14          0.82%

A Class (before waiver)    $1,000      $1,019.50(3)       $4.24          0.84%

B Class (after
waiver)(2)                 $1,000       $1,015.60         $7.91          1.57%

B Class (before waiver)    $1,000      $1,015.60(3)       $8.01          1.59%

C Class (after
waiver)(2)                 $1,000       $1,017.00         $6.66          1.32%

C Class (before waiver)    $1,000      $1,017.00(3)       $6.76          1.34%

HYPOTHETICAL

Investor Class (after
waiver)(2)                 $1,000       $1,022.15         $2.88          0.57%

Investor Class (before
waiver)                    $1,000       $1,022.05         $2.98          0.59%

A Class (after
waiver)(2)                 $1,000       $1,020.90         $4.14          0.82%

A Class (before waiver)    $1,000       $1,020.80         $4.24          0.84%

B Class (after
waiver)(2)                 $1,000       $1,017.15         $7.92          1.57%

B Class (before waiver)    $1,000       $1,017.05         $8.02          1.59%

C Class (after
waiver)(2)                 $1,000       $1,018.40         $6.66          1.32%

C Class (before waiver)    $1,000       $1,018.30         $6.76          1.34%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2) During the six months ended March 31, 2008, the class received a partial waiver of its management fee.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

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7

SCHEDULE OF INVESTMENTS

Prime Money Market

MARCH 31, 2008

Principal Amount                                                             Value

Commercial Paper(1) -- 43.3%

   $25,000,000  Allied Irish Banks N.A., 4.65%, 5/2/08 (Acquired
                11/6/07, Cost $24,435,503)(2)                          $24,900,003
    10,000,000  Allied Irish Banks N.A., 2.70%, 6/13/08
                (Acquired 3/31/08, Cost $9,944,500)(2)                   9,945,250
     7,600,000  American Honda Finance, 2.77%, 4/28/08                   7,584,211
    40,000,000  Amsterdam Funding Corp., 3.09%, 4/4/08 (Acquired
                2/4/08, Cost $39,794,000)(2)                            39,989,700
    38,000,000  Amsterdam Funding Corp., 3.18%, 5/2/08 (Acquired
                3/4/08, Cost $37,801,957)(2)                            37,895,943
    45,000,000  Barclays U.S. Funding LLC, 4.62%, 4/2/08                44,994,231
    14,000,000  BASF SE, 3.00%, 4/15/08 (Acquired 1/23/08, Cost
                $13,903,167)(2)                                         13,983,667
     4,000,000  Cedar Springs Capital Co., 5.00%, 4/11/08
                (Acquired 11/1/07, Cost $3,910,000)(2)                   3,994,445
     9,000,000  Cedar Springs Capital Co., 3.55%, 7/7/08
                (Acquired 1/25/08, Cost $8,854,450)(2)                   8,913,913
     9,000,000  Cedar Springs Capital Co., 3.30%, 8/11/08
                (Acquired 2/15/08, Cost $8,853,150)(2)                   8,891,100
    64,282,000  Chariot Funding LLC, 3.15%, 4/28/08 (Acquired
                1/29/08, Cost $63,775,779)(2)                           64,130,134
    16,000,000  Chariot Funding LLC, 2.55%, 6/23/08 (Acquired
                3/20/08, Cost $15,892,333)(2)                           15,905,933
    28,000,000  Charta LLC, 3.15%, 4/9/08 (Acquired 2/14/08,
                Cost $27,865,250)(2)                                    27,980,400
    17,828,000  Charta LLC, 2.69%, 5/2/08 (Acquired
                3/20/08-3/27/08, Cost $17,772,776)(2)                   17,786,658
    12,000,000  Charta LLC, 2.87%, 5/16/08 (Acquired 3/31/08,
                Cost $11,955,993)(2)                                    11,956,950
    16,500,000  Charta LLC, 3.10%, 6/3/08 (Acquired 3/3/08, Cost
                $16,369,283)(2)                                         16,410,487
     7,000,000  Charta LLC, 2.88%, 6/10/08 (Acquired 3/12/08,
                Cost $6,949,600)(2)                                      6,960,800
    18,000,000  CRC Funding LLC, 3.13%, 4/16/08 (Acquired
                2/14/08, Cost $17,902,970)(2)                           17,976,525

Principal Amount                                                             Value

   $40,000,000  CRC Funding LLC, 3.16%, 5/29/08 (Acquired
                2/25/08, Cost $39,669,956)(2)                          $39,796,356
    25,000,000  CRC Funding LLC, 2.60%, 6/18/08 (Acquired
                3/20/08, Cost $24,837,500)(2)                           24,859,167
     3,900,000  Crown Point Capital Co., 4.98%, 4/18/08
                (Acquired 10/19/07, Cost $3,801,811)(2)                  3,890,829
    13,000,000  Crown Point Capital Co., 3.25%, 6/5/08 (Acquired
                3/4/08, Cost $12,890,854)(2)                            12,923,715
    30,000,000  Crown Point Capital Co., 2.80%, 11/20/08
                (Acquired 3/10/08, Cost $29,405,000)(2)                 29,456,333
    49,000,000  General Electric Capital Services, Inc., 4.52%,
                4/28/08                                                 48,833,890
    74,000,000  Govco LLC, 3.10%, 4/29/08 (Acquired 1/30/08,
                Cost $73,426,500)(2)                                    73,821,577
    45,966,000  Legacy Capital LLC, 4.15%, 7/9/08 (Acquired
                1/11/08, Cost $45,012,206)(2)                           45,441,413
    35,000,000  Legacy Capital LLC, 2.92%, 9/5/08 (Acquired
                3/10/08, Cost $34,491,839)(2)                           34,554,294
    15,000,000  Lexington Parker Capital, 4.97%, 4/7/08
                (Acquired 11/6/07, Cost $14,683,163)(2)                 14,987,575
    23,000,000  Lexington Parker Capital, 4.06%, 4/11/08
                (Acquired 11/1/07-1/23/08, Cost $22,683,329)(2)         22,974,069
    25,000,000  Lexington Parker Capital, 3.23%, 5/9/08
                (Acquired 2/5/08, Cost $24,789,153)(2)                  24,914,764
     5,000,000  Lexington Parker Capital, 3.10%, 7/15/08
                (Acquired 3/12/08, Cost $4,946,181)(2)                   4,954,792
    13,000,000  Lexington Parker Capital, 3.07%, 8/22/08
                (Acquired 2/29/08, Cost $12,805,993)(2)                 12,841,469
    20,000,000  Ranger Funding Co. LLC, 3.20%, 4/4/08 (Acquired
                3/4/08, Cost $19,944,889)(2)                            19,994,667
    23,000,000  Ranger Funding Co. LLC, 2.60%, 6/9/08 (Acquired
                3/19/08, Cost $22,863,789)(2)                           22,885,383
    27,000,000  Societe Generale N.A., 4.40%, 4/7/08                    26,980,200
    70,000,000  Swedbank Mortgage AB, 4.58%, 4/4/08                     69,973,282
    50,000,000  Toronto Dominion Holdings, 4.59%, 5/13/08
                (Acquired 11/13/07, Cost $48,839,750)(2)                49,732,250

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8

Prime Money Market

Principal Amount                                                             Value

   $67,000,000  Tulip Funding Corp., 2.75%, 4/10/08 (Acquired
                3/19/08, Cost $66,887,403)(2)                          $66,953,938
    15,000,000  Tulip Funding Corp., 3.13%, 5/7/08 (Acquired
                2/6/08, Cost $14,881,321)(2)                            14,953,050
    15,000,000  UBS Finance LLC, 3.08%, 6/30/08                         14,884,688
    25,000,000  UBS Finance LLC, 4.12%, 7/8/08                          24,719,951
    11,000,000  Variable Funding Capital Co. LLC, 3.00%, 4/17/08
                (Acquired 3/10/08, Cost $10,965,167)(2)                 10,985,333
    20,000,000  Windmill Funding Corp., 3.90%, 4/3/08 (Acquired
                1/15/08, Cost $19,828,833)(2)                           19,995,667
    15,700,000  Windmill Funding Corp., 3.27%, 4/7/08 (Acquired
                2/22/08, Cost $15,635,826)(2)                           15,691,443
     4,700,000  Windmill Funding Corp., 4.50%, 4/10/08 (Acquired
                1/4/08, Cost $4,643,013)(2)                              4,694,713
     4,000,000  Windmill Funding Corp., 2.60%, 5/6/08 (Acquired
                3/18/08, Cost $3,985,844)(2)                             3,989,889
    10,000,000  Windmill Funding Corp., 2.72%, 5/8/08 (Acquired
                3/20/08, Cost $9,962,978)(2)                             9,972,045
    25,000,000  Windmill Funding Corp., 2.90%, 5/15/08 (Acquired
                3/13/08, Cost $24,873,125)(2)                           24,911,389
     3,000,000  Windmill Funding Corp., 2.90%, 5/16/08 (Acquired
                3/27/08, Cost $2,987,917)(2)                             2,989,125
                                                                    --------------
TOTAL COMMERCIAL PAPER                                               1,178,757,606
                                                                    --------------

Corporate Bonds -- 21.4%

     5,400,000  AIK Partners LLC, VRN, 2.78%, 4/3/08 (LOC:
                Wachovia Bank N.A.)                                      5,400,000
     2,000,000  American Honda Finance Corp., VRN, 3.07%,
                6/5/08, resets quarterly off the 3-month LIBOR
                plus 0.06% with no caps (Acquired 2/27/08, Cost
                $2,000,326)(2)                                           2,000,275
     8,000,000  American Honda Finance Corp., VRN, 2.96%,
                6/18/08, resets quarterly off the 3-month LIBOR
                plus 0.20% with no caps (Acquired 2/28/08, Cost
                $8,012,472)(2)                                           8,010,655
    10,000,000  Bank of Scotland plc (New York), VRN, 4.64%,
                4/9/08, resets quarterly off the 3-month LIBOR
                plus 0.10% with no caps                                 10,000,000

Principal Amount                                                             Value

   $45,000,000  Bank of Scotland plc (New York), VRN, 4.61%,
                5/6/08, resets quarterly off the 3-month LIBOR
                plus 0.21% with no caps                                $45,000,000
    55,000,000  Bank of the West, VRN, 2.90%, 4/25/08, resets
                monthly off the 1-month LIBOR plus 0.30% with no
                caps                                                    55,017,500
    15,000,000  Barclays Bank plc (New York), VRN, 3.38%,
                4/7/08, resets monthly off the 1-month LIBOR
                plus 0.29% with no caps                                 15,000,000
    10,000,000  Berkshire Hathaway Finance Corp., 3.375%,
                10/15/08                                                10,051,864
    25,000,000  Berkshire Hathaway Finance Corp., VRN, 3.13%,
                5/16/08, resets quarterly off the 3-month LIBOR
                plus 0.06% with no caps                                 25,000,427
       870,000  Capital Markets Access Co. LLC, VRN, 3.17%,
                4/3/08                                                     870,000
     1,890,000  Capital Markets Access Co. LLC, VRN, 3.17%,
                4/3/08                                                   1,890,000
     5,595,000  Capital Markets Access Co. LLC, VRN, 3.17%,
                4/3/08                                                   5,595,000
     3,550,000  Colorado Natural Gas Inc., VRN, 2.72%, 4/3/08
                (LOC: Harris Trust & Savings Bank)                       3,550,000
     3,275,000  Delos LLC, VRN, 2.73%, 4/3/08 (LOC: Fifth Third
                Bank)                                                    3,275,000
     8,105,000  Fiore Capital LLC, VRN, 3.30%, 4/3/08                    8,105,000
     9,000,000  Fleet Financial Group, Inc., 6.375%, 5/15/08             9,017,579
     1,870,000  Freehold Young Men's Christian Association
                (The), VRN, 3.12%, 4/3/08 (LOC: Wachovia Bank
                N.A.)                                                    1,870,000
    22,545,000  Great Falls Clinic, LLP, VRN, 4.00%, 4/2/08
                (LOC: Bank of America N.A.)                             22,545,000
    20,950,000  Gwinnett Instructional LLC, VRN, 2.77%, 4/3/08
                (LOC: Allied Irish Bank plc)                            20,950,000
     1,475,000  Herman & Kittle Capital LLC, VRN, 3.15%, 4/3/08
                (LOC: FHLB)                                              1,475,000
    19,700,000  KMS Fed Ex L.P., VRN, 3.20%, 4/1/08 (LOC: Union
                Bank of California)                                     19,700,000
     3,280,000  Lammert Building L.P., 2.76%, 4/3/08 (Acquired
                1/31/08, Cost $3,280,000)(2)                             3,280,000

------
9

Prime Money Market

Principal Amount                                                             Value

   $40,000,000  MBIA Global Funding LLC, VRN, 1.55%, 4/1/08,
                resets weekly off the 3-month T-Bill plus 0.33%
                with no caps (Acquired 4/11/07, Cost
                $40,000,000)(2)                                        $40,000,000
    15,000,000  MBIA Global Funding LLC, VRN, 3.16%, 6/4/08,
                resets quarterly off the 3-month LIBOR plus
                0.10% with no caps (Acquired 8/30/07, Cost
                $15,000,000)(2)                                         15,000,000
    12,000,000  MetLife Insurance Co. of Connecticut, VRN,
                5.05%, 4/1/08, resets quarterly off the 3-month
                LIBOR plus 0.05% with no caps (Acquired 10/1/07,
                Cost $12,000,000)(2)                                    12,000,000
    18,000,000  MetLife Insurance Co. of Connecticut, VRN,
                3.25%, 5/15/08, resets quarterly off the 3-month
                LIBOR plus 0.18% with no caps (Acquired 2/14/08,
                Cost $18,000,000)(2)                                    18,000,000
     7,100,000  Mullenix-St Charles Properties LP, VRN, 2.70%,
                4/3/08 (LOC: Wachovia Bank N.A.)                         7,100,000
     4,900,000  Oklahoma Christian University Inc., VRN, 2.73%,
                4/3/08 (LOC: FHLB)                                       4,900,000
     5,350,000  Roman Catholic Bishop of San Jose, VRN, 2.68%,
                4/3/08 (LOC: Allied Irish Bank plc)                      5,350,000
    50,000,000  Royal Bank of Canada (New York), VRN, 2.91%,
                4/14/08, resets monthly off the 1-month LIBOR
                plus 0.05% with no caps                                 50,000,000
     7,500,000  Salvation Army, Series 2003 A, VRN, 2.68%,
                4/3/08 (LOC: Bank of New York)                           7,500,000
     8,000,000  Salvation Army, Series 2004 A, VRN, 2.68%,
                4/3/08 (LOC: Bank of New York)                           8,000,000
    14,500,000  Signal International LLC/Signal International
                L.P., VRN, 2.77%, 4/3/08 (LOC: General Electric
                Capital Corp.) (Acquired 12/29/05, Cost
                $14,500,000)(2)                                         14,500,000
    21,000,000  Toyota Motor Credit Corp., 5.32%, 6/2/08                21,000,000
    41,000,000  Travelers Insurance Co. Group, VRN, 3.15%,
                5/2/08, resets quarterly off the 3-month LIBOR
                plus 0.06% with no caps (Acquired 8/7/03, Cost
                $41,000,000)(2)                                         41,000,000
     5,500,000  U.S. Bank N.A., 3.90%, 8/15/08                           5,485,107

Principal Amount                                                             Value

   $14,344,000  U.S. Bank N.A., 4.40%, 8/15/08                         $14,364,163
     8,675,000  Wachovia Bank N.A., 4.375%, 8/15/08                      8,712,428
     5,000,000  Wachovia Bank N.A., 5.80%, 12/1/08                       5,093,723
     5,500,000  Wachovia Corp., 6.40%, 4/1/08                            5,500,000
     7,300,000  Wachovia Corp., 3.50%, 8/15/08                           7,289,542
     5,555,000  Wachovia Corp., VRN, 3.30%, 4/30/08, resets
                quarterly off the 3-month LIBOR plus 0.05% with
                no caps                                                  5,553,913
     8,690,000  Woodgrain Millwork, VRN, 3.15%, 4/3/08 (LOC:
                General Electric Capital Corp.)                          8,690,000
                                                                    --------------
TOTAL CORPORATE BONDS                                                  582,642,176
                                                                    --------------

Certificates Of Deposit -- 21.0%

    55,000,000  American Express Centurion Bank, 4.90%, 5/30/08         55,000,000
    25,000,000  American Express Centurion Bank, 2.73%, 6/30/08         25,000,000
    20,000,000  Bank of America N.A., 4.00%, 5/12/08                    20,000,000
    20,000,000  Bank of the West, 3.25%, 4/24/08                        20,000,996
    15,000,000  Barclays Bank plc (New York), 5.02%, 4/18/08            15,001,158
    50,000,000  Branch Banking & Trust Co., 2.80%, 10/27/08             50,000,000
    25,000,000  Canadian Imperial Bank of Commerce (New York),
                3.12%, 5/6/08                                           25,000,000
    50,000,000  Canadian Imperial Bank of Commerce (New York),
                3.00%, 6/4/08                                           50,000,000
    15,000,000  HBOS Treasury Services plc (New York), 5.33%,
                5/30/08                                                 14,997,792
    70,000,000  Natixis (New York), 2.35%, 9/17/08                      70,000,001
    15,000,000  Royal Bank of Canada (New York), 4.63%, 5/7/08          15,000,445
    50,000,000  Royal Bank of Scotland plc (New York), 3.10%,
                5/6/08                                                  50,000,000
    40,000,000  Svenska Handelsbanken (New York), 5.00%, 7/9/08         40,000,000
    36,500,000  Toronto Dominion Bank (New York), 2.61%, 10/20/08       36,502,016
    35,000,000  UBS AG, 4.80%, 4/22/08                                  35,000,000
    20,000,000  UBS AG, 2.70%, 9/10/08                                  20,000,000
    30,000,000  Union Bank of California N.A., 3.05%, 4/4/08            30,000,000
                                                                    --------------
TOTAL CERTIFICATES OF DEPOSIT                                          571,502,408
                                                                    --------------

------
10

Prime Money Market
Principal Amount                                                             Value

Municipal Securities -- 13.5%

   $ 4,115,000  Babylon Industrial Development Agency Rev.,
                Series 2004 A, (Topiderm Inc.), VRDN, 2.70%,
                4/3/08 (LOC: Citibank N.A.)                             $4,115,000
     8,160,000  California Educational Facilities Auth. Rev.,
                Series 2005 B, (University La Verne), VRDN,
                3.43%, 4/3/08 (LOC: Allied Irish Bank plc)               8,160,000
     9,100,000  Catholic Health Initiatives Rev., Series 2007 B,
                4.85%, 5/2/08                                            9,100,000
    34,000,000  Catholic Health Initiatives Rev., Series 2007 B,
                4.85%, 5/2/08                                           34,000,000
     6,000,000  Catholic Health Initiatives Rev., Series 2008 B,
                3.06%, 6/5/08                                            6,000,000
    30,000,000  Catholic Health Initiatives Rev., Series 2008 B,
                2.96%, 7/2/08                                           30,000,000
     5,420,000  City of Fairfield Rev., Series 2005 A, VRDN,
                2.68%, 4/3/08 (LOC: Landesbank Hessen-Thuringen
                Girozentrale)                                            5,420,000
    38,000,000  City of Portland GO, (Taxable Pension), VRDN,
                2.65%, 4/2/08 (SBBPA: Landesbank
                Hessen-Thuringen Girozentrale)                          37,999,646
     2,100,000  Concordia College Rev., VRDN, 2.70%, 4/1/08
                (LOC: Bank of America N.A.)                              2,100,000
    50,000,000  Cook County GO, Series 2005 D, (Public
                Improvements), VRDN, 2.93%, 4/2/08 (SBBPA: Depfa
                Bank plc)                                               50,000,000
     2,540,000  El Monte COP, Series 2003 B, (Community
                Improvement), VRDN, 2.73%, 4/3/08 (LOC:
                California State Teacher's Retirement System)            2,540,000
     6,560,000  Gadsden Airport Auth. Rev., VRDN, 2.78%, 4/3/08
                (LOC: Southtrust Bank N.A.)                              6,560,000
     7,670,000  Georgia Municipal Gas Auth. Rev., (National Gas
                Utility Improvements), VRDN, 2.70%, 4/3/08 (LOC:
                Wachovia Bank N.A., JPMorgan Chase Bank and
                Bayerische Landesbank)                                   7,670,000
     5,750,000  JJB Properties LLC Rev., (Rental Property),
                VRDN, 2.70%, 4/3/08 (LOC: Arvest Bank and FHLB)          5,750,000

Principal Amount                                                             Value

   $10,690,000  Kansas City Financing Commission Tax Increment
                Rev., Series 2006 B, (Briarcliff West), VRDN,
                2.72%, 4/3/08 (LOC: M&I Marshall & Isley Bank)         $10,690,000
     7,000,000  Kentucky Housing Corp. Rev., Series 2008 B,
                VRDN, 4.01%, 4/3/08 (SBBPA: Lloyds TSB Bank plc)         7,000,000
     1,200,000  Las Cruces Industrial Rev., (F&A Dairy
                Products), VRDN, 3.13%, 6/1/08 (LOC: Wells Fargo
                Bank N.A.)                                               1,200,000
     2,880,000  Long Beach Rev., Series 2004 A, (Towne Center
                Site), VRDN, 2.67%, 4/3/08 (LOC: Allied Irish
                Bank plc)                                                2,880,000
    21,250,000  Louisiana Agriculture Finance Auth. Rev.,
                (Lacassine Syrup Mill), VRDN, 2.93%, 4/3/08
                (LOC: AmSouth Bank)                                     21,250,000
     8,200,000  Lower Colorado River Auth. Rev., Series 2008 A,
                3.15%, 4/4/08                                            8,200,000
     5,670,000  Minnesota Higher Education Facilities Auth.
                Rev., Series 2003 5-P2, (Concordia University,
                St. Paul), VRDN, 2.75%, 4/1/08 (LOC: U.S. Bank
                N.A.)                                                    5,670,000
     6,065,000  Mississippi Business Finance Corp. Rev.,
                (Medical Development Properties), VRDN, 2.77%,
                4/3/08 (LOC: BancorpSouth Bank and FHLB)                 6,065,000
    11,000,000  Mississippi Business Finance Corp. Rev.,
                (Skyline Steel Pipe), VRDN, 2.77%, 4/3/08 (LOC:
                Fortis Bank SA N.V.)                                    11,000,000
     7,500,000  Mississippi Business Finance Corp. Rev., Series
                2005, (Future Pipe Industries, Inc.), VRDN,
                2.77%, 4/3/08 (LOC: Mashreqbank and Bank of New
                York)                                                    7,500,000
     5,000,000  Mississippi Business Finance Corp. Rev., Series
                2006 R-1, (Brown Bottling Group, Inc.), VRDN,
                2.77%, 4/3/08 (LOC: FHLB)                                5,000,000
    10,000,000  Mississippi Business Finance Corp. Industrial
                Development Rev., (VC Regional Assembly), VRDN,
                2.75%, 4/2/08 (LOC: JPMorgan Chase Bank)                10,000,000

------
11

Prime Money Market

Principal Amount                                                             Value

   $ 9,100,000  Pasadena COP, (Los Robles Avenue Parking
                Facilities), VRDN, 2.65%, 4/1/08 (LOC: Bank of
                New York and California State Teacher's
                Retirement System)                                      $9,100,000
    20,000,000  Pennsylvania Housing Finance Agency Single
                Family Mortgage Rev., Series 2007-97D, VRDN,
                2.65%, 4/2/08 (SBBPA: Dexia Credit Local)               20,000,000
       945,000  Plymouth Rev., (Carlson Center), VRDN, 3.15%,
                4/3/08 (LOC: U.S. Bank N.A.)                               945,000
     9,990,000  Putnam County Industrial Development Agency
                Rev., (Sincerity Facility LLC), VRDN, 2.68%,
                4/3/08 (LOC: Bank of New York)                           9,990,000
     5,000,000  Roman Catholic Diocese of Raleigh Rev., Series
                2002 A, VRDN, 2.72%, 4/3/08 (LOC: Bank of
                America N.A.)                                            5,000,000
     4,755,000  Santa Rosa Pension Obligation Rev., Series 2003
                A, VRDN, 2.68%, 4/3/08 (LOC: Landesbank
                Hessen-Thuringen Girozentrale)                           4,755,000
     6,561,331  Savannah College of Art & Design Inc. Rev.,
                Series 2004 BD, VRDN, 2.70%, 4/3/08 (LOC: Bank
                of America N.A.)                                         6,561,331
     4,040,000  Sterling Tax Allocation Rev., (Rock River
                Redevelopment), VRDN, 3.08%, 4/2/08 (LOC:
                Wachovia Bank N.A.)                                      4,040,000
                                                                    --------------
TOTAL MUNICIPAL SECURITIES                                             366,260,977
                                                                    --------------
U.S. Government Agency Securities -- 0.4%

    10,000,000  FHLB, 2.90%, 2/27/09                                    10,000,000
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 99.6%                                 2,709,163,167
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- 0.4%                                     9,998,941
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $2,719,162,108
                                                                    ==============

Notes to Schedule of Investments

COP = Certificates of Participation

FHLB = Federal Home Loan Bank

GO = General Obligation

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MBIA = MBIA Insurance Corporation

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective March 31, 2008.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2008.

(1) The rate indicated is the yield to maturity at purchase.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities
Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2008 was
$1,094,578,083, which represented 40.3% of total net assets. Restricted securities considered illiquid represent 2.6% of total net assets.

See Notes to Financial Statements.

------
12

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2008

ASSETS

Investment securities, at value
(amortized cost and cost for federal
income tax purposes)                                          $2,709,163,167

Cash                                                                  40,961

Interest receivable                                               11,268,659

Prepaid portfolio insurance                                          386,452
                                                             ---------------
                                                               2,720,859,239
                                                             ---------------

LIABILITIES
Payable for capital shares redeemed                                   80,010

Accrued management fees                                            1,257,448

Distribution fees payable                                              1,535

Service fees (and distribution
fees -- A Class) payable                                              35,773

Dividends payable                                                    322,365
                                                             ---------------
                                                                   1,697,131
                                                             ---------------

NET ASSETS                                                    $2,719,162,108
                                                             ===============

NET ASSETS CONSIST OF:

Capital paid in                                               $2,719,304,759

Accumulated net realized loss
on investment transactions                                         (142,651)
                                                             ---------------
                                                              $2,719,162,108
                                                             ===============

INVESTOR CLASS

Net assets                                                    $2,539,830,310

Shares outstanding                                             2,539,965,712

Net asset value per share                                              $1.00

A CLASS

Net assets                                                      $176,175,143

Shares outstanding                                               176,182,399

Net asset value per share                                              $1.00

B CLASS

Net assets                                                        $1,193,663

Shares outstanding                                                 1,193,747

Net asset value per share                                              $1.00

C CLASS

Net assets                                                        $1,962,992

Shares outstanding                                                 1,963,023

Net asset value per share                                              $1.00

See Notes to Financial Statements.

------
13

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                        $129,247,242
                                                                ------------

EXPENSES:

Management fees                                                   14,630,253

Distribution fees:
 A Class                                                               5,569

 B Class                                                               7,602

 C Class                                                               5,333

Service fees:
 A Class                                                               5,569

 B Class                                                               2,534

 C Class                                                               2,667

Distribution and service fees -- A Class                             206,082

Distribution and service fees -- A Class (old) (Note 5)              121,458

Trustees' fees and expenses                                          100,122

Portfolio insurance and other expenses                               438,408
                                                                ------------
                                                                  15,525,597

Amount waived                                                      (769,296)
                                                                ------------
                                                                  14,756,301
                                                                ------------

NET INVESTMENT INCOME (LOSS)                                     114,490,941
                                                                ------------

NET REALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS                                            (100,131)
                                                                ------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                       $114,390,810
                                                                ============

See Notes to Financial Statements.

------
14

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 2008 AND MARCH 31, 2007

Increase (Decrease) in Net Assets                            2008             2007

OPERATIONS

Net investment income (loss)                         $114,490,941     $105,957,150

Net realized gain (loss)                                (100,131)          (3,528)
                                                   --------------   --------------
Net increase (decrease) in net assets resulting
from operations                                       114,390,810      105,953,622
                                                   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                                     (108,868,604)    (101,854,192)

 A Class                                              (3,328,348)        (153,038)

 A Class (old) (Note 5)                               (2,221,170)      (3,877,527)

 B Class                                                 (34,844)         (45,130)

 C Class                                                 (37,975)         (27,263)
                                                   --------------   --------------
Decrease in net assets from distributions           (114,490,941)    (105,957,150)
                                                   --------------   --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from
capital share transactions                            443,914,072      244,090,701
                                                   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS                 443,813,941      244,087,173

NET ASSETS

Beginning of period                                 2,275,348,167    2,031,260,994
                                                   --------------   --------------
End of period                                      $2,719,162,108   $2,275,348,167
                                                   ==============   ==============

See Notes to Financial Statements.

------
15

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Prime Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under Rule 2a-7 of the 1940 Act. The fund's investment objective is to earn the highest level of current income while preserving the value of your investment. The fund invests most of its assets in high-quality, very short-term debt securities issued by corporations, banks and governments. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the A
Class (formerly Advisor Class), the B Class and the C Class. The A Class, B
Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities are generally valued at amortized cost, which approximates current market value. When such valuations do not reflect market value, securities may be valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of
Trustees.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

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16

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and short-term capital gains, if any, are declared daily and paid monthly. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the A Class (formerly Advisor Class, also referred to as "A
Class (new)") shareholders of the fund approved a change in the class's fee structure. The change was approved by the Board of Trustees on December 8,
2006. Effective September 4, 2007, the fee structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of
0.25% in total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds.
The rates for the Investment Category Fee range from 0.2370% to 0.3500% and the rates for the Complex Fee (Investor Class, A Class, B Class and C Class)
range from 0.2500% to 0.3100%. Prior to September 4, 2007, the A Class (new)
was 0.2500% less at each point within the Complex Fee range. From August 1,
2006 to July 31, 2007, the investment advisor voluntarily agreed to waive
0.050% of its management fee. Effective August 1, 2007, the investment advisor voluntarily agreed to waive 0.021% of its management fee. The total amount of the waiver for each class of the fund for the year ended March 31, 2008, was
$728,961, $18,240, $21,517, $292, and $286 for the Investor Class, A Class
(new), A Class (old), B Class and C Class, respectively. This fee waiver may be revised or terminated at any time without notice. The effective annual management fee before waiver for each class of the fund for the year ended
March 31, 2008 was 0.57%. The effective annual management fee after waiver for each class of the fund for the year ended March 31, 2008 was 0.54%.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of
0.50% and service fee of 0.25%. Prior to September 4, 2007, the Board of
Trustees had adopted a Master Distribution and Shareholder Services plan for the A Class (new), pursuant to Rule 12 b-1 of the 1940 Act, in which the A
Class (new) paid ACIS an annual distribution fee of 0.25% and service fee of
0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class (new), A Class (old), B Class and Class. Prior to
September 4, 2007, the service fee provided compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for A Class (new) shares. Fees incurred under the plans during the year ended March 31, 2008, are detailed in the Statement of Operations.

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17

MONEY MARKET INSURANCE -- The fund, along with other money market funds managed by ACIM, has entered into an insurance agreement with Ambac Assurance
Corporation (Ambac). Ambac provides limited coverage for certain loss events including issuer defaults as to payment of principal or interest and insolvency of a credit enhancement provider. The fund pays annual premiums to
Ambac, which are amortized daily over one year. For the year ended March 31,
2008, the annualized ratio of money market insurance expense to average net assets was 0.02%.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, American Century Investment
Services, Inc., and the trust's transfer agent, American Century Services,
LLC.

JPMorgan Chase Bank is a custodian of the fund and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                               Year ended March 31, 2008           Year ended March 31, 2007
                                Shares            Amount            Shares            Amount

INVESTOR CLASS

Sold                     3,014,610,183    $3,014,610,183     2,293,636,505    $2,293,636,505

Issued in
reinvestment of
distributions              102,724,887       102,724,887        97,522,574        97,522,574

Redeemed               (2,733,209,054)   (2,733,209,054)   (2,217,321,520)   (2,217,321,520)
                       ---------------   ---------------   ---------------   ---------------
                           384,126,016       384,126,016       173,837,559       173,837,559
                       ---------------   ---------------   ---------------   ---------------
A CLASS

Sold                       159,233,357       159,233,357         3,411,695         3,411,695

Issued in
connection with
reclassification
(Note 5)                   109,222,892       109,218,798                --                --

Issued in
reinvestment of
distributions                2,901,684         2,901,684           149,117           149,117

Redeemed                  (99,360,293)      (99,360,293)       (2,520,839)       (2,520,839)
                       ---------------   ---------------   ---------------   ---------------
                           171,997,640       171,993,546         1,039,973         1,039,973
                       ---------------   ---------------   ---------------   ---------------
A CLASS (OLD)

Sold                        64,249,272        64,249,272       198,542,700       198,542,700

Issued in
reinvestment of
distributions                1,551,046         1,551,046         3,203,673         3,203,673

Redeemed in
connection with
reclassification
(Note 5)                 (109,222,892)     (109,218,798)                --                --

Redeemed                  (70,578,778)      (70,578,778)     (132,900,813)     (132,900,813)
                       ---------------   ---------------   ---------------   ---------------
                         (114,001,352)     (113,997,258)        68,845,560        68,845,560
                       ---------------   ---------------   ---------------   ---------------
B CLASS

Sold                           702,736           702,736         2,159,121         2,159,121

Issued in
reinvestment of
distributions                   29,451            29,451            42,105            42,105

Redeemed                     (376,910)         (376,910)       (1,497,102)       (1,497,102)
                       ---------------   ---------------   ---------------   ---------------
                               355,277           355,277           704,124           704,124
                       ---------------   ---------------   ---------------   ---------------
C CLASS

Sold                         2,801,986         2,801,986           821,690           821,690

Issued in
reinvestment of
distributions                   33,813            33,813            26,399            26,399

Redeemed                   (1,399,308)       (1,399,308)       (1,184,604)       (1,184,604)
                       ---------------   ---------------   ---------------   ---------------
                             1,436,491         1,436,491         (336,515)         (336,515)
                       ---------------   ---------------   ---------------   ---------------
Net increase
(decrease)                 443,914,072      $443,914,072       244,090,701      $244,090,701
                       ===============   ===============   ===============   ===============

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18

4. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2008, the fund has undistributed ordinary income for federal income tax purposes of $5,706.

As of March 31, 2008, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(70,864), which may be used to offset future taxable gains. The capital loss carryovers expire as follows:

    2010       2011      2012       2013         2014        2015         2016

 $(13,456)     $(36)      --      $(11,584)    $(2,029)    $(20,223)    $(23,536)

Capital loss deferrals of $(77,493) represent net capital losses incurred in the five-month period ended March 31, 2008. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

5. CORPORATE EVENT

Effective September 4, 2007, the A Class (old) shares of the fund were reclassified as Advisor Class shares. Subsequent to the reclassification, the
Advisor Class was renamed A Class. The change was approved by the Board of
Trustees on December 8, 2006.

6. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The adoption of FIN 48 did not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

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19

FINANCIAL HIGHLIGHTS
Prime Money Market

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
                           2008        2007         2006         2005         2004
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                    $1.00       $1.00        $1.00        $1.00        $1.00
                     ----------  ----------   ----------   ----------   ----------
Income From
Investment
Operations
 Net
 Investment
 Income (Loss)             0.04        0.05         0.03         0.01         0.01
                     ----------  ----------   ----------   ----------   ----------
Distributions
 From Net
 Investment
 Income                  (0.04)      (0.05)       (0.03)       (0.01)       (0.01)
                     ----------  ----------   ----------   ----------   ----------
Net Asset Value,
End of Period             $1.00       $1.00        $1.00        $1.00        $1.00
                     ==========  ==========   ==========   ==========   ==========

TOTAL RETURN(1)           4.58%       4.83%        3.28%        1.19%        0.58%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets     0.56%(2)    0.55%(2)     0.57%(2)        0.60%        0.61%

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)           0.59%       0.59%        0.59%        0.60%        0.61%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets             4.47%(2)    4.73%(2)     3.24%(2)        1.17%        0.58%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets
(Before Expense
Waiver)                   4.44%       4.69%        3.22%        1.17%        0.58%

Net Assets, End
of Period (in
thousands)           $2,539,830  $2,155,800   $1,981,964   $1,964,135   $2,126,433

(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

(2) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

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20

Prime Money Market

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
                                     2008       2007       2006     2005      2004

PER-SHARE DATA

Net Asset Value,
Beginning of Period                 $1.00      $1.00      $1.00    $1.00     $1.00
                                 --------   --------   --------  -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)                       0.04       0.04       0.03     0.01     --(2)
                                 --------   --------   --------  -------   -------
Distributions
 From Net
 Investment Income                 (0.04)     (0.04)     (0.03)   (0.01)     --(2)
                                 --------   --------   --------  -------   -------
Net Asset Value,
End of Period                       $1.00      $1.00      $1.00    $1.00     $1.00
                                 ========   ========   ========  =======   =======

TOTAL RETURN(3)                     4.32%      4.58%      3.02%    0.94%     0.33%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                       0.81%(4)   0.80%(4)   0.82%(4)    0.85%     0.86%

Ratio of Operating Expenses
to Average
Net Assets (Before
Expense Waiver)                     0.84%      0.84%      0.84%    0.85%     0.86%
Ratio of Net Investment
Income (Loss) to
Average Net Assets               4.22%(4)   4.48%(4)   2.99%(4)    0.92%     0.33%

Ratio of Net Investment
Income (Loss) to
Average Net Assets
(Before Expense Waiver)             4.19%      4.44%      2.97%    0.92%     0.33%

Net Assets, End of Period (in
thousands)                       $176,175     $4,185     $3,145   $2,560    $3,055

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.

(4) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

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21

Prime Money Market

B Class

For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004

PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $1.00      $1.00     $1.00      $1.00      $1.00
                               --------   --------  --------   --------   --------
Income From Investment
Operations

 Net Investment
 Income (Loss)                     0.03       0.04      0.02      --(1)      --(1)
                               --------   --------  --------   --------   --------
Distributions
 From Net
 Investment Income               (0.03)     (0.04)    (0.02)      --(1)      --(1)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $1.00      $1.00     $1.00      $1.00      $1.00
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                   3.54%      3.80%     2.26%      0.34%      0.22%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                     1.56%(3)   1.55%(3)  1.57%(3)   1.48%(4)   0.99%(4)

Ratio of Operating Expenses
to Average
Net Assets Before
Expense Waiver)                   1.59%      1.59%     1.59%      1.60%      1.61%

Ratio of Net Investment
Income (Loss) to
Average Net Assets             3.47%(3)   3.73%(3)  2.24%(3)   0.29%(4)   0.20%(4)

Ratio of Net Investment
Income (Loss) to
Average Net Assets
(Before Expense Waiver)           3.44%      3.69%     2.22%      0.17%    (0.42)%

Net Assets, End of
Period (in thousands)            $1,194       $838      $134        $97        $74

(1) Per-share amount was less than $0.005.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.

(3) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(4) The distributor voluntarily waived a portion of its distribution and service fees.

See Notes to Financial Statements.

------
22

Prime Money Market

C Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004

PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $1.00      $1.00     $1.00      $1.00      $1.00
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                     0.04       0.04      0.02       0.01      --(1)
                               --------   --------  --------   --------   --------
Distributions
 From Net
 Investment Income               (0.04)     (0.04)    (0.02)     (0.01)      --(1)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $1.00      $1.00     $1.00      $1.00      $1.00
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                   3.81%      4.06%     2.51%      0.57%      0.09%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                     1.31%(3)   1.30%(3)  1.32%(3)   1.28%(4)   1.10%(4)

Ratio of Operating Expenses
to Average
Net Assets (Before
Expense Waiver)                   1.34%      1.34%     1.34%      1.35%      1.36%

Ratio of Net Investment
Income (Loss) to
Average Net Assets             3.72%(3)   3.98%(3)  2.49%(3)   0.49%(4)   0.09%(4)

Ratio of Net Investment
Income (Loss) to
Average Net Assets
(Before Expense Waiver)           3.69%      3.94%     2.47%      0.42%    (0.17)%

Net Assets, End of Period
(in thousands)                   $1,963       $527      $863       $604        $96

(1) Per-share amount was less than $0.005.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.

(3) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(4) The distributor voluntarily waived a portion of its distribution and service fees.

See Notes to Financial Statements.

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23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century Investment Trust and
Shareholders of the Prime Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Prime Money
Market Fund (one of the ten funds comprising the American Century Investment
Trust, hereafter referred to as the "Fund") at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 19, 2008

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24

MANAGEMENT

The individuals listed below serve as trustees or officers of the fund. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are
"interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM or the
advisor); the fund's principal underwriter, American Century Investment
Services, Inc. (ACIS); and the fund's transfer agent, American Century
Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM, or American Century Global Investment Management,
Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Trustee and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 105
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

INDEPENDENT TRUSTEES

JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Trustee (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------
25

RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

FREDERICK L.A. GRAUER, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Advisor, Barclays Global
Investors (2003 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

PETER F. PERVERE, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.

MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Trustee (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present)

JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Trustee (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

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26

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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27

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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28

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The 90-DAY U.S. TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank and includes three-month, six-month, and one-year instruments.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and
FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI)SM measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

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29

NOTES

------
30

NOTES

------
31

NOTES

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32

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . .   1-800-345-8765

                                                     1-800-345-2021 or
INVESTOR SERVICES REPRESENTATIVE . . . . . . . . .   816-531-5575

INVESTORS USING ADVISORS . . . . . . . . . . . . .   1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS. . . . . . . .   1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . .   1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . .   1-800-634-4113

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0805
CL-ANN-60036S

[front cover]

ANNUAL REPORT
MARCH 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

DIVERSIFIED BOND FUND
HIGH-YIELD FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the annual report for the American Century®
Diversified Bond and High-Yield funds for the 12 months ended March 31, 2008.
We also recommend our website, americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information about portfolio strategy, personal finance, government policy, and the markets.

As noted on the website, 2008 marks our 50th year. Since 1958, we've worked for you with integrity, always striving to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous recessionary cycles. As we've crossed those hurdles and earned your trust, our assets under management have grown to close to $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these turbulent times.

Our investment discipline and integrity are important features of our portfolios. For example, our fixed-income investment team anticipated the current credit squeeze. Instead of chasing higher yields and adding leveraged exposure as the credit bubble inflated, the team minimized our portfolios'
direct exposure to subprime-related debt, preserving investors' hard-earned capital. The team also positioned the portfolios to capitalize on opportunities, including attractive high-quality securities discarded by investors with liquidity needs.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .    2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .    2

DIVERSIFIED BOND

HIGH-YIELD

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By David MacEwen, Chief Investment Officer, Fixed Income

VOLATILITY REIGNED

The 12 months ended March 31, 2008, saw widely divergent bond returns as market volatility surged in the wake of the subprime credit crisis. Credit woes spread across the financial system, affecting banks, brokers, bond insurers, hedge funds, and other big, institutional players important for the functioning of the markets. This led to risk aversion that colored the return picture for assets ranging from the riskiest high-yield bonds to even some of the highest-quality money market securities.

The subprime meltdown had direct economic effects as well, weighing on consumer spending and confidence, leading many economists to suggest that the economy is already in recession. But even as growth slowed, higher commodity prices (led by oil) meant rising inflation. The government consumer price index (CPI) rose 4% during the reporting period.

The Federal Reserve (the Fed) took a series of extraordinary steps, slashing interest rates and acting as a lender of last resort not only for banks, but also major brokers. For the year, the federal funds rate target declined from
5.25% to 2.25%.

TREASURY BONDS RULED ROOST

The volatility, credit, and liquidity concerns in the market all favored
Treasury securities over higher-yielding, lower-quality alternatives (see the accompanying returns table). Inflation-linked bonds -- particularly Treasury inflation-indexed securities -- performed best because of their combination of high quality and inflation protection. Meanwhile, risky corporate high-yield bonds posted negative returns.

RATES FELL, CURVE STEEPENED

Against this backdrop, Treasury yields declined. The yield on the two-year
Treasury note tumbled from 4.58% to 1.59%, while yields on longer-term notes and bonds fell less. That's because investors worried about the potential long-term inflation effects of Fed rate cuts, high energy and commodity prices, and a weaker dollar. As a result, the yield curve fell and steepened
-- the difference in yield between two- and 10-year Treasury securities increased sharply from seven to 182 basis points (a basis point equals 0.01%).

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2008

TREASURY SECURITIES
3-Month Bill                                 4.81%
2-Year Note                                  9.39%
5-Year Note                                 14.37%
10-Year Note                                14.35%
30-Year Bond                                13.86%

CITIGROUP U.S. BOND MARKET INDICES
High-Yield Market (corporate)               -3.58%
Credit (investment-grade corporate)          4.41%
Mortgage (mortgage-backed)                   7.95%
Broad Investment-Grade (multi-sector)        8.41%
Agency                                      10.37%
Treasury                                    12.24%
Inflation-Linked Securities                 14.64%

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2

PERFORMANCE
Diversified Bond

Total Returns as of March 31, 2008
                                             Average Annual Returns
                                                   10         Since     Inception
                                  1 year  5 years   years   Inception      Date

INVESTOR CLASS                    9.38%    4.54%     --       4.97%      12/3/01

CITIGROUP US BROAD
INVESTMENT-GRADE BOND INDEX       8.41%    4.80%    6.13%    5.49%(1)       --

Institutional Class               9.60%    4.75%    5.74%     5.98%       4/1/93

A Class(2)
 No sales charge*                 9.11%    4.28%     --       4.71%
 With sales charge*               4.22%    3.33%     --       3.95%      12/3/01

B Class
 No sales charge*                 8.30%    3.50%     --       3.63%
 With sales charge*               4.30%    3.33%     --       3.46%      1/31/03

C Class                           8.30%    3.54%     --       3.67%      1/31/03

R Class                           8.84%     --       --       5.18%      7/29/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Diversified Bond acquired all of the net assets of the American Century
Intermediate-Term Bond Fund, the American Century Bond Fund, and the American
Century Premium Bond Fund on December 3, 2001, pursuant to a plan of reorganization approved by the acquired funds' shareholders on November 16,
2001. Financial information prior to December 3, 2001 is that of American
Century Premium Bond Fund and is used in calculating the performance of
Diversified Bond.

(1) Since 11/30/01, the date nearest the Investor Class's inception for which data are available.

(2) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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3

Diversified Bond

Growth of $10,000 Over Life of Class
$10,000 investment made December 3, 2001

One-Year Returns Over Life of Class
Periods ended March 31
                              2002*     2003    2004    2005    2006    2007    2008

Investor Class               -0.99%     9.93%   4.92%  0.63%   1.97%   6.05%   9.38%

Citigroup US Broad
Investment-Grade Bond
Index                        -0.52%    11.56%   5.52%  1.23%   2.40%   6.60%   8.41%

* From 12/3/01, the Investor Class's inception date. Index data from 11/30/01, the date nearest the Investor Class's inception for which data are available.
Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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4

PORTFOLIO COMMENTARY
Diversified Bond

Lead Portfolio Managers: Jeff Houston, Hando Aguilar, Brian Howell, John
Walsh, Dan Shiffman, Jim Platz, and Seth Plunkett
Macro Strategy Team Representatives: Dave MacEwen and Bob Gahagan

PERFORMANCE SUMMARY

Diversified Bond returned 9.38%* for the 12 months ended March 31, 2008. By comparison, the fund's benchmark, the Citigroup US Broad Investment-Grade
(BIG) Bond Index, advanced 8.41%. It was the best fiscal-year performance for the fund and the index since 2003. See page 3 for additional performance comparisons.

The portfolio's strong return over the last 12 months reflected favorable conditions for high-quality bonds (see page 2). The fund also outperformed its benchmark thanks to contributions from our sector, yield curve, and currency positions.

SECTOR SELECTION HELPED

Our concern over high valuations and low risk premiums for corporate securities was a key factor in fund positioning for the period, given the economic fundamentals and market technical factors that included deleveraging and re-pricing of risk assets. This view led us to hold an underweight position in the corporate sector relative to the Citigroup BIG Index. This trade was a leading contributor to performance, as the 12-month period was the worst on record for corporate bonds relative to Treasuries. It also helped that we had an underweight position in the hardest-hit financial bonds and essentially no exposure to subprime debt.

By the end of the reporting period, corporate bond valuations were beginning to look more attractive, so we added incrementally to our corporate position.
Similarly, we bought some very high-quality mortgage-backed and municipal bonds because their yields were at such historically attractive levels compared with Treasuries. Indeed, we were able to add some pre-refunded municipals (backed by Treasury bonds) offering yields higher than Treasuries.
Our decision to overweight Treasury inflation-indexed securities also added value.

CURVE, CURRENCY TRADES CONTRIBUTED

The portfolio benefited significantly from a yield-curve steepening bias we had in place throughout the year using two- and 10-year Treasury futures. We put this trade on in 2007 when the yield curve was "inverted" (an unusual situation where yields on short-term notes exceed those of long-term bonds).
During the period, Fed rate cuts and economic and financial concerns drove short-term yields down dramatically, while long-term yields didn't fall nearly as much because of inflation concerns.

Portfolio at a Glance
                                    As of       As of
                                   3/31/08     3/31/07

Average Duration (effective)      4.6 years   4.6 years
Weighted Average Life             7.4 years   6.9 years

Yields as of March 31, 2008
30-day SEC Yield

Investor Class                                     4.30%
Institutional Class                                4.50%
A Class                                            3.88%
B Class                                            3.31%
C Class                                            3.30%
R Class                                            3.74%

*All fund returns referenced in this commentary are for Investor Class shares.

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5

Diversified Bond

Finally, our Japanese yen exposure also contributed to relative performance.
We established this position in early 2007 when the yen reached a 4 1/2-year low to the U.S. dollar. This positioning added value in the reporting period, before we closed it out in the first quarter of 2008 as the economic and valuation fundamentals underpinning the trade became less compelling.

MANAGEMENT CHANGE

In March 2008, Macro Strategy Team Representative Jim Keegan left American
Century Investments to accept an asset management position in his native New
York. We wish him well. Diversified Bond continues to be actively managed by the investment team shown at the top of page 5, demonstrating a key advantage of our team approach to managing portfolios.

OUTLOOK

"We think the probability of recession is very high," says Macro Strategy Team
Representative Bob Gahagan. "So we expect the Fed to continue cutting interest rates as the economy slows and the unemployment rate rises. But inflation pressures are a growing longer-term concern; as a result, we believe
'stagflation' is a real risk. In that sort of environment, we think it's reasonable to expect short-term rates to decline from current levels, while yields on longer-term notes and bonds remain volatile, particularly as deleveraging continues, risk is re-priced, and inflation fears rise."

"We're likely to overweight short- and intermediate-term bonds," Gahagan continues. "In terms of our sector allocations, we think mortgages represent good value, and expect to maintain our overweight position in inflation-indexed bonds. Finally, we're looking carefully at the relative values between government and corporate bonds for an entry point into select, high-quality corporates that we believe represent compelling values."

Types of Investments in Portfolio
                                          % of fund     % of fund
                                         investments   investments
                                            as of         as of
                                           3/31/08       9/30/07

Mortgage-Backed Securities                  24.5%         24.5%
Collateralized Mortgage Obligations         16.4%         13.6%
U.S. Treasury Securities                    14.4%         17.3%
Corporate Bonds                             14.0%         12.1%
U.S. Government Agency Securities            5.1%          7.3%
Municipal Securities                         4.2%          0.2%
Asset-Backed Securities                      1.3%          3.8%
Sovereign Governments & Agencies             0.2%          2.2%
Temporary Cash Investments                   4.3%          0.3%
Temporary Cash Investments --
Securities Lending Collateral               15.6%         18.7%

Portfolio Composition by Credit Rating
                                          % of fund     % of fund
                                         investments   investments
                                            as of         as of
                                           3/31/08       9/30/07

AAA                                          80%           84%
AA                                            3%            4%
A                                            10%            5%
BBB                                           7%            7%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

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6

SCHEDULE OF INVESTMENTS
Diversified Bond

MARCH 31, 2008

Principal Amount                                                             Value

U.S. Government Agency Mortgage-Backed Securities(1) -- 28.3%

       $ 5,299  FHLMC, 6.50%, 2/1/09                                        $5,420
     1,510,995  FHLMC, 5.00%, 10/1/10(2)                                 1,553,465
        13,253  FHLMC, 6.50%, 12/1/12                                       13,884
       170,937  FHLMC, 6.00%, 1/1/13                                       176,486
        25,445  FHLMC, 7.00%, 11/1/13                                       26,686
        52,156  FHLMC, 7.00%, 6/1/14                                        54,798
        96,925  FHLMC, 6.50%, 6/1/16                                       101,578
       163,165  FHLMC, 6.50%, 6/1/16                                       170,999
     2,231,129  FHLMC, 5.00%, 11/1/17(2)                                 2,266,189
       225,840  FHLMC, 4.50%, 1/1/19                                       225,614
     9,680,471  FHLMC, 5.00%, 1/1/21(2)                                  9,800,731
     3,815,084  FHLMC, 5.00%, 4/1/21(2)                                  3,862,479
        19,092  FHLMC, 7.00%, 9/1/27                                        20,289
        30,865  FHLMC, 6.50%, 1/1/28                                        32,357
         4,647  FHLMC, 7.00%, 2/1/28                                         4,939
       181,574  FHLMC, 6.50%, 3/1/29                                       190,135
       111,666  FHLMC, 6.50%, 6/1/29                                       117,031
        16,955  FHLMC, 7.00%, 8/1/29                                        18,018
        42,170  FHLMC, 7.50%, 8/1/29                                        45,716
         2,819  FHLMC, 6.50%, 5/1/31                                         2,948
       104,968  FHLMC, 6.50%, 5/1/31                                       109,788
         1,672  FHLMC, 6.50%, 6/1/31                                         1,749
         8,999  FHLMC, 6.50%, 6/1/31                                         9,412
         4,005  FHLMC, 6.50%, 6/1/31                                         4,189
         2,755  FHLMC, 6.50%, 6/1/31                                         2,881
         9,693  FHLMC, 6.50%, 6/1/31                                        10,138
        63,558  FHLMC, 6.50%, 6/1/31                                        66,477
     2,308,688  FHLMC, 5.50%, 12/1/33(2)                                 2,339,332
       651,436  FHLMC, 6.50%, 7/1/47                                       669,681
    45,808,623  FNMA, 6.00%, settlement date 4/14/08(3)                 46,932,355
    13,694,000  FNMA, 6.50%, settlement date 4/14/08(3)                 14,183,985
        13,508  FNMA, 6.00%, 2/1/09                                         13,745
        11,859  FNMA, 6.00%, 5/1/13                                         12,278
        23,247  FNMA, 6.00%, 5/1/13                                         24,014
        60,058  FNMA, 6.00%, 7/1/13                                         62,039
        96,487  FNMA, 6.00%, 12/1/13                                        99,670
        71,800  FNMA, 6.00%, 1/1/14                                         74,168
       122,626  FNMA, 6.00%, 2/1/14                                        126,671
       131,589  FNMA, 6.00%, 4/1/14                                        135,930
       503,303  FNMA, 5.50%, 12/1/16                                       516,688
       969,961  FNMA, 5.50%, 12/1/16(2)                                    995,757
     3,831,980  FNMA, 4.50%, 5/1/19(2)                                   3,826,665
       101,820  FNMA, 6.50%, 1/1/26                                        106,599
        12,150  FNMA, 7.00%, 12/1/27                                        12,939

Principal Amount                                                             Value

       $ 6,309  FNMA, 6.50%, 1/1/28                                         $6,603
         6,081  FNMA, 7.00%, 1/1/28                                          6,476
        26,692  FNMA, 7.50%, 4/1/28                                         28,900
       101,967  FNMA, 7.00%, 5/1/28                                        108,600
         5,526  FNMA, 7.00%, 6/1/28                                          5,886
        24,202  FNMA, 6.50%, 1/1/29                                         25,314
        65,511  FNMA, 6.50%, 4/1/29                                         68,496
        33,710  FNMA, 7.00%, 7/1/29                                         35,903
        39,535  FNMA, 7.00%, 7/1/29                                         42,108
       105,270  FNMA, 7.50%, 7/1/29                                        113,857
       100,194  FNMA, 7.50%, 8/1/30                                        108,188
        46,492  FNMA, 7.50%, 9/1/30                                         50,201
       242,124  FNMA, 7.00%, 9/1/31                                        257,643
       146,322  FNMA, 6.50%, 1/1/32                                        152,710
     1,233,556  FNMA, 7.00%, 6/1/32(2)                                   1,311,264
       542,426  FNMA, 6.50%, 8/1/32                                        566,109
     3,221,285  FNMA, 5.50%, 6/1/33(2)                                   3,262,868
    15,612,035  FNMA, 5.50%, 7/1/33(2)                                  15,813,572
     2,661,793  FNMA, 5.50%, 8/1/33(2)                                   2,696,154
     3,386,045  FNMA, 5.50%, 9/1/33(2)                                   3,429,755
    22,220,351  FNMA, 5.00%, 11/1/33(2)                                 22,057,744
     6,954,061  FNMA, 5.50%, 1/1/34(2)                                   7,043,831
     2,399,640  FNMA, 5.00%, 8/1/35(2)                                   2,378,924
     8,488,408  FNMA, 4.50%, 9/1/35(2)                                   8,194,557
    10,183,952  FNMA, 5.00%, 2/1/36(2)                                  10,096,034
    13,159,979  FNMA, 5.50%, 4/1/36(2)                                  13,313,398
     9,704,990  FNMA, 5.50%, 7/1/36                                      9,810,348
     8,383,841  FNMA, 6.50%, 8/1/37(2)                                   8,614,950
       316,949  FNMA, 6.50%, 6/1/47                                        324,080
     1,129,133  FNMA, 6.50%, 8/1/47(2)                                   1,156,656
       834,710  FNMA, 6.50%, 8/1/47                                        853,491
     1,013,347  FNMA, 6.50%, 9/1/47(2)                                   1,036,147
     1,830,668  FNMA, 6.50%, 9/1/47(2)                                   1,871,858
     1,040,281  FNMA, 6.50%, 9/1/47(2)                                   1,063,687
       138,062  FNMA, 6.50%, 9/1/47                                        141,169
     1,314,392  FNMA, 6.50%, 9/1/47(2)                                   1,343,965
        41,326  GNMA, 7.50%, 8/20/17                                        44,200
        53,197  GNMA, 7.00%, 11/15/22                                       56,962
        53,260  GNMA, 8.75%, 3/15/25                                        58,388
        12,759  GNMA, 7.00%, 4/20/26                                        13,654
        24,375  GNMA, 7.50%, 8/15/26                                        26,311
        11,988  GNMA, 8.00%, 8/15/26                                        13,153
         1,501  GNMA, 7.50%, 4/15/27                                         1,620
        27,123  GNMA, 7.50%, 5/15/27                                        29,273
        20,754  GNMA, 8.00%, 6/15/27                                        22,766
         2,295  GNMA, 7.50%, 11/15/27                                        2,477
        10,444  GNMA, 7.00%, 2/15/28                                        11,176

------
7

Diversified Bond

Principal Amount                                                             Value

      $ 16,345  GNMA, 7.50%, 2/15/28                                       $17,632
        15,825  GNMA, 6.50%, 3/15/28                                        16,556
         2,929  GNMA, 7.00%, 4/15/28                                         3,135
         2,212  GNMA, 6.50%, 5/15/28                                         2,314
        13,443  GNMA, 6.50%, 5/15/28                                        14,064
        52,496  GNMA, 6.50%, 5/15/28                                        54,921
        17,355  GNMA, 7.00%, 12/15/28                                       18,571
         1,783  GNMA, 8.00%, 12/15/29                                        1,956
       127,115  GNMA, 7.00%, 5/15/31                                       135,813
                                                                     -------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $203,553,625)                                                    206,963,300
                                                                     -------------

Collateralized Mortgage Obligations(1) -- 21.3%

     5,314,724  Banc of America Alternative Loan Trust, Series
                2007-2, Class 2A4, 5.75%, 6/25/37(2)                     5,079,287
    17,055,750  Banc of America Commercial Mortgage Inc. STRIPS -
                COUPON, Series 2004-1, Class XP, VRN, 0.80%,
                4/1/08                                                     276,752
     6,766,366  Banc of America Commercial Mortgage Inc., Series
                2000-2, Class B, 7.38%, 9/15/32(2)                       7,048,733
     8,250,000  Banc of America Commercial Mortgage Inc., Series
                2004-2, Class A3 SEQ, 4.05%, 11/10/38(2)                 8,046,860
     5,830,000  Banc of America Commercial Mortgage Inc., Series
                2006-6, Class A3 SEQ, 5.37%, 12/10/16(2)                 5,544,627
     5,750,000  Banc of America Commercial Mortgage Inc., Series
                2007-4, Class A3 SEQ, 5.81%, 8/10/14(2)                  5,573,303
     1,041,811  Banc of America Large Loan, Series 2005 MIB1,
                Class A1, VRN, 2.97%, 4/15/08, resets monthly off
                the 1-month LIBOR plus 0.15% with no caps
                (Acquired 11/18/05, Cost $1,041,811)(2)(4)                 974,468
    27,050,806  Bear Stearns Commercial Mortgage Securities Trust
                STRIPS - COUPON, Series 2004 T16, Class X2, VRN,
                0.91%, 4/1/08                                              649,008
     3,525,592  Bear Stearns Commercial Mortgage Securities
                Trust, Series 2006 BBA7, Class A1, VRN, 2.93%,
                4/15/08, resets monthly off the 1-month LIBOR
                plus 0.11% with no caps (Acquired 6/5/06, Cost
                $3,525,592)(2)(4)                                        3,355,972

Principal Amount                                                             Value

   $ 9,164,353  Commercial Mortgage Acceptance Corp. STRIPS -
                COUPON, Series 1998 C2, Class X, VRN, 1.09%,
                4/1/08                                                    $267,040
       129,004  Commercial Mortgage Pass-Through Certificates,
                Series 2005 F10A, Class A1, VRN, 2.92%, 4/15/08,
                resets monthly off the 1-month LIBOR plus 0.10%
                with no caps (Acquired 3/18/05, Cost $129,004)(4)          125,252
        82,855  Commercial Mortgage Pass-Through Certificates,
                Series 2005 FL11, Class A1, VRN, 2.97%, 4/15/08,
                resets monthly off the 1-month LIBOR plus 0.15%
                with no caps (Acquired 11/18/05, Cost $82,856)(4)           80,133
     1,026,822  Countrywide Home Loan Mortgage Pass-Through
                Trust, Series 2003-37, Class 2A2, 4.25%,
                9/25/33(2)                                               1,027,078
    11,191,418  Countrywide Home Loan Mortgage Pass-Through
                Trust, Series 2007-16, Class A1, 6.50%,
                10/25/37(2)(5)                                          11,048,525
     2,500,000  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2000 C1, Class B, 7.80%, 4/15/62(2)        2,627,598
     2,000,000  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2001 CK3, Class A4 SEQ, 6.53%,
                6/15/34(2)                                               2,054,260
     5,344,414  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2003 AR28, Class 2A1, 4.41%,
                12/25/33(2)                                              5,366,048
     3,750,000  Credit Suisse Mortgage Capital Certificates,
                Series 2007 TF2A, Class A1, VRN, 3.00%, 4/15/08,
                resets monthly off the 1-month LIBOR plus 0.18%
                with no caps (Acquired 7/24/07, Cost
                $3,750,000)(2)(4)                                        3,578,021
     4,255,534  FHLMC, Series 2567, Class OD, 5.00%, 8/15/15(2)          4,314,346
     2,691,118  FHLMC, Series 2900, Class PA, 4.50%, 3/15/14(2)          2,706,379
     3,054,000  FHLMC, Series 2926, Class EW SEQ, 5.00%,
                1/15/25(2)                                               3,035,685
     1,451,197  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14(2)         1,459,907
    10,000,000  FHLMC, Series 3203, Class VN SEQ, 5.00%,
                6/15/22(2)                                               9,646,390

------
8

Diversified Bond

Principal Amount                                                             Value

      $ 27,581  FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19          $30,451
     1,085,000  FNMA, Series 2003-92, Class PD, 4.50%, 3/25/17(2)        1,101,458
     6,755,247  GMAC Commercial Mortgage Securities, Inc., Series
                2005 C1, Class A2 SEQ, 4.47%, 5/10/43(2)                 6,671,341
     4,150,000  Greenwich Capital Commercial Funding Corp.,
                Series 2005 GG3, Class A2 SEQ, 4.31%, 8/10/42(2)         4,096,448
     1,040,891  Greenwich Capital Commercial Funding Corp.,
                Series 2006 FL4A, Class A1, VRN, 3.18%, 4/5/08,
                resets monthly off the 1-month LIBOR plus 0.09%
                with no caps (Acquired 12/14/06, Cost
                $1,040,891)(2)(4)                                          974,584
     1,079,044  GS Mortgage Securities Corp. II, Series 2007 EOP,
                Class A1 VRN, 3.17%, 4/7/08, resets monthly off
                the 1-month LIBOR plus 0.09% with no caps(2)               997,541
     3,635,024  J.P. Morgan Mortgage Trust, Series 2005 A8, Class
                6A2, 5.13%, 11/25/35(2)                                  3,544,770
     8,200,000  LB-UBS Commercial Mortgage Trust, Series 2003 C3,
                Class A3 SEQ, 3.85%, 5/15/27(2)                          7,824,834
     2,400,000  LB-UBS Commercial Mortgage Trust, Series 2004 C1,
                Class A2 SEQ, 3.62%, 1/15/29(2)                          2,362,894
     5,729,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3,
                Class A3 SEQ, 4.65%, 7/30/30(2)                          5,565,827
     6,570,000  LB-UBS Commercial Mortgage Trust, Series 2006 C1,
                Class A4 SEQ, 5.16%, 2/15/31(2)                          6,408,542
       119,682  Lehman Brothers Commercial Conduit Mortgage
                Trust, Series 1998 C1, Class C, 6.68%, 2/18/30             119,369
       914,707  Lehman Brothers Floating Rate Commercial Mortgage
                Trust, Series 2006 LLFA, Class A1, VRN, 2.90%,
                4/15/08, resets monthly off the 1-month LIBOR
                plus 0.08% with no caps (Acquired 8/7/06-9/25/06,
                Cost $914,656)(4)                                          860,649
       144,794  MASTR Alternative Loans Trust, Series 2003-8,
                Class 4A1, 7.00%, 12/25/33                                 144,304

Principal Amount                                                             Value

   $ 2,575,124  Merrill Lynch Floating Trust, Series 2006-1,
                Class A1, VRN, 2.89%, 4/15/08, resets monthly off
                the 1-month LIBOR plus 0.07% with no caps
                (Acquired 10/31/06, Cost $2,575,124)(2)(4)             $ 2,411,701
     3,737,427  Morgan Stanley Capital I, Series 2004 HQ3, Class
                A2 SEQ, 4.05%, 1/13/41(2)                                3,674,392
     2,586,202  Thornburg Mortgage Securities Trust, Series
                2006-5, Class A1, VRN, 2.72%, 4/25/08, resets
                monthly off the 1-month LIBOR plus 0.12% with no
                caps(2)                                                  2,417,059
    10,000,000  Wachovia Bank Commercial Mortgage Trust, Series
                2006 C23, Class A4, 5.42%, 1/15/45(2)                    9,899,640
     2,325,000  Washington Mutual Mortgage Pass-Through
                Certificates, Series 2005 AR4, Class A3, 4.59%,
                4/25/35(2)                                               2,333,335
     4,497,000  Washington Mutual Mortgage Pass-Through
                Certificates, Series 2005 AR4, Class A4B, 4.68%,
                4/25/35(2)                                               4,518,244
     5,636,487  Wells Fargo Mortgage Backed Securities Trust,
                Series 2007-11, Class A19 SEQ, 6.00%, 8/25/37            5,588,966
                                                                     -------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $156,931,912)                                                    155,432,021
                                                                     -------------

U.S. Treasury Securities -- 18.7%

     1,500,000  U.S. Treasury Bonds, 10.625%, 8/15/15(2)(5)              2,255,861
    11,000,000  U.S. Treasury Bonds, 8.125%, 8/15/19(2)(5)              15,321,801
     2,180,000  U.S. Treasury Bonds, 8.125%, 8/15/21(2)(5)               3,095,090
    11,817,000  U.S. Treasury Bonds, 7.125%, 2/15/23(2)(5)              15,657,525
     7,206,000  U.S. Treasury Bonds, 6.125%, 11/15/27(2)(5)              8,950,645
     5,160,000  U.S. Treasury Bonds, 4.75%, 2/15/37(2)(5)                5,553,858
    30,579,314  U.S. Treasury Inflation Indexed Bonds, 2.375%,
                1/15/27(2)(5)                                           33,352,980
     2,518,500  U.S. Treasury Inflation Indexed Bonds, 1.75%,
                1/15/28(2)(5)                                            2,495,088
    12,459,675  U.S. Treasury Inflation Indexed Notes, 3.00%,
                7/15/12(2)(5)                                           13,962,635

------
9

Diversified Bond

Principal Amount                                                             Value

   $ 7,424,235  U.S. Treasury Inflation Indexed Notes, 2.00%,
                1/15/14(2)(5)                                          $ 8,035,576
     9,066,600  U.S. Treasury Inflation Indexed Notes, 1.625%,
                1/15/18(2)(5)                                            9,509,313
    16,293,000  U.S. Treasury Notes, 4.75%, 8/15/17(2)(5)               18,033,043
                                                                     -------------
TOTAL U.S. TREASURY SECURITIES
(Cost $129,675,547)                                                    136,223,415
                                                                     -------------
Corporate Bonds -- 18.2%

AEROSPACE & DEFENSE -- 0.6%
       675,000  Honeywell International Inc., 5.30%, 3/15/17(5)            696,082
       610,000  Honeywell International Inc., 5.30%, 3/1/18                626,774
       853,000  Lockheed Martin Corp., 6.15%, 9/1/36                       883,962
     1,183,000  United Technologies Corp., 4.375%, 5/1/10(2)             1,213,820
     1,027,000  United Technologies Corp., 6.05%, 6/1/36(2)              1,064,507
                                                                     -------------
                                                                         4,485,145
                                                                     -------------
AUTOMOBILES -- 0.2%
       710,000  DaimlerChrysler N.A. Holding Corp., 5.875%,
                3/15/11                                                    727,045
       800,000  DaimlerChrysler N.A. Holding Corp., 6.50%,
                11/15/13                                                   844,410
                                                                     -------------
                                                                         1,571,455
                                                                     -------------
BEVERAGES -- 0.8%
     1,400,000  Coca-Cola Co. (The), 5.35%, 11/15/17(2)                  1,464,702
     1,150,000  Diageo Capital plc, 5.75%, 10/23/17(2)                   1,180,775
       951,000  Miller Brewing Co., 4.25%, 8/15/08 (Acquired
                8/6/03, Cost $947,738)(4)                                  954,922
       700,000  PepsiCo, Inc., 4.65%, 2/15/13                              725,620
     1,490,000  SABMiller plc, 6.20%, 7/1/11 (Acquired 6/27/06,
                Cost $1,488,942)(2)(4)                                   1,586,842
                                                                     -------------
                                                                         5,912,861
                                                                     -------------
CAPITAL MARKETS -- 0.7%
     3,180,000  Goldman Sachs Group, Inc. (The), 6.15%, 4/1/18           3,183,498
       747,000  Merrill Lynch & Co., Inc., 4.25%, 2/8/10                   729,963
     1,376,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10(2)              1,373,190
                                                                     -------------
                                                                         5,286,651
                                                                     -------------
CHEMICALS -- 0.3%
       830,000  Air Products and Chemicals, Inc., 4.15%, 2/1/13            832,309
       700,000  du Pont (E.I.) de Nemours & Co., 5.00%, 1/15/13(5)         729,959

Principal Amount                                                             Value

     $ 550,000  Rohm and Haas Co., 5.60%, 3/15/13                         $567,822
                                                                     -------------
                                                                         2,130,090
                                                                     -------------
COMMERCIAL BANKS -- 0.9%
     1,012,000  PNC Bank N.A., 4.875%, 9/21/17(2)                          910,331
       730,000  PNC Bank N.A., 6.00%, 12/7/17                              704,922
       741,000  PNC Funding Corp., 5.125%, 12/14/10                        748,909
       320,000  SunTrust Bank, 7.25%, 3/15/18                              327,949
       845,000  Wachovia Bank N.A., 4.80%, 11/1/14                         800,619
     1,320,000  Wachovia Bank N.A., 4.875%, 2/1/15(2)                    1,249,153
     1,167,000  Wells Fargo & Co., 4.625%, 8/9/10(5)                     1,199,720
       880,000  Wells Fargo & Co., 4.375%, 1/31/13                         876,814
                                                                     -------------
                                                                         6,818,417
                                                                     -------------
COMMERCIAL SERVICES & SUPPLIES -- 0.1%
       540,000  Pitney Bowes, Inc., 5.75%, 9/15/17                         550,824
                                                                     -------------
COMPUTERS & PERIPHERALS -- 0.2%
     1,550,000  Hewlett-Packard Co., 4.50%, 3/1/13(2)                    1,574,868
                                                                     -------------
CONSUMER FINANCE -- 0.3%
       571,000  American Express Centurion Bank, 4.375%, 7/30/09           572,418
     1,700,000  American Express Centurion Bank, 5.55%,
                10/17/12(5)                                              1,717,780
                                                                     -------------
                                                                         2,290,198
                                                                     -------------
DIVERSIFIED FINANCIAL SERVICES -- 1.3%
     1,861,000  Bank of America Corp., 4.375%, 12/1/10(2)                1,895,988
       949,000  Bank of America N.A., 5.30%, 3/15/17                       944,927
       825,000  Bank of America N.A., 6.00%, 10/15/36                      791,856
       834,000  Citigroup Inc., 5.00%, 9/15/14                             787,240
       773,000  General Electric Capital Corp., 6.125%, 2/22/11            823,013
     1,080,000  General Electric Capital Corp., 5.625%, 9/15/17(2)       1,107,944
       600,000  John Deere Capital Corp., 4.50%, 4/3/13                    599,016
     1,205,000  John Deere Capital Corp., 5.50%, 4/13/17(5)              1,239,729
     1,000,000  Pricoa Global Funding I, 5.40%, 10/18/12
                (Acquired 10/11/07, Cost $998,010)(2)(4)                 1,058,002
                                                                     -------------
                                                                         9,247,715
                                                                     -------------

------
10

Diversified Bond

Principal Amount                                                             Value

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.3%
   $ 1,167,000  AT&T Corp., 7.30%, 11/15/11(5)                         $ 1,265,425
     1,000,000  AT&T Inc., 6.80%, 5/15/36(2)                             1,031,051
       176,000  BellSouth Corp., 6.875%, 10/15/31(5)                       179,490
       870,000  British Telecommunications plc, 5.95%, 1/15/18(5)          844,827
       494,000  Embarq Corp., 7.08%, 6/1/16                                468,536
       280,000  Qwest Corp., 7.875%, 9/1/11                                280,700
       800,000  Qwest Corp., 7.50%, 10/1/14(5)                             784,000
     1,263,000  Telecom Italia Capital SA, 4.00%, 1/15/10(2)             1,239,761
       680,000  Telefonica Emisiones SAU, 7.05%, 6/20/36                   713,380
       686,000  Verizon Communications Inc., 5.55%, 2/15/16                683,790
       580,000  Verizon Communications Inc., 5.50%, 2/15/18                566,172
       489,000  Verizon Communications Inc., 6.25%, 4/1/37(5)              468,469
       870,000  Verizon Communications Inc., 6.40%, 2/15/38                849,999
                                                                     -------------
                                                                         9,375,600
                                                                     -------------
ELECTRIC UTILITIES -- 0.7%
     1,123,000  Carolina Power & Light Co., 5.15%, 4/1/15(2)             1,145,447
       545,000  Carolina Power & Light Co., 5.25%, 12/15/15                560,239
       908,000  Cleveland Electric Illuminating Co. (The), 5.70%,
                4/1/17                                                     883,136
       602,000  Florida Power Corp., 4.50%, 6/1/10                         618,968
       540,000  Florida Power Corp., 6.35%, 9/15/37                        563,194
       780,000  Southern California Edison Co., 5.625%, 2/1/36             750,163
       425,000  Toledo Edison Co., 6.15%, 5/15/37                          377,635
                                                                     -------------
                                                                         4,898,782
                                                                     -------------
ELECTRICAL EQUIPMENT -- 0.1%
       900,000  Rockwell Automation, Inc., 6.25%, 12/1/37                  926,478
                                                                     -------------
FOOD & STAPLES RETAILING -- 0.9%
       820,000  CVS Caremark Corp., 5.75%, 6/1/17                          834,825
     1,580,000  Kroger Co. (The), 5.00%, 4/15/13(5)                      1,591,203
     1,170,000  SYSCO Corp., 4.20%, 2/12/13(5)                           1,188,719
     1,014,000  Wal-Mart Stores, Inc., 4.125%, 7/1/10(5)                 1,043,440

Principal Amount                                                             Value

   $ 1,060,000  Wal-Mart Stores, Inc., 5.875%, 4/5/27(5)               $ 1,056,392
       850,000  Wal-Mart Stores, Inc., 6.50%, 8/15/37                      895,510
                                                                     -------------
                                                                         6,610,089
                                                                     -------------
FOOD PRODUCTS -- 0.9%
     1,566,000  Cadbury Schweppes U.S. Finance LLC, 3.875%,
                10/1/08 (Acquired 6/14/05-11/28/05, Cost
                $1,528,931)(2)(4)                                        1,562,816
       880,000  Cargill Inc., 5.20%, 1/22/13 (Acquired 1/16/08,
                Cost $879,270)(4)                                          889,048
     1,460,000  General Mills, Inc., 5.65%, 9/10/12(2)                   1,520,537
       540,000  Kellogg Co., 6.60%, 4/1/11                                 582,962
       900,000  Kellogg Co., 5.125%, 12/3/12                               932,001
       830,000  Kraft Foods Inc., 6.00%, 2/11/13                           859,365
                                                                     -------------
                                                                         6,346,729
                                                                     -------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.5%
     1,531,000  Baxter Finco BV, 4.75%, 10/15/10(2)                      1,582,672
     1,130,000  Baxter International Inc., 5.90%, 9/1/16(2)              1,195,500
       590,000  Baxter International Inc., 6.25%, 12/1/37                  605,708
                                                                     -------------
                                                                         3,383,880
                                                                     -------------
HEALTH CARE PROVIDERS & SERVICES -- 0.2%
     1,826,000  Laboratory Corp. of America Holdings, 5.625%,
                12/15/15(2)                                              1,809,827
                                                                     -------------
HOTELS, RESTAURANTS & LEISURE -- 0.6%
     1,550,000  McDonald's Corp., 5.35%, 3/1/18(2)                       1,573,142
       560,000  McDonald's Corp., 6.30%, 10/15/37                          577,183
     1,390,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13(2)          1,307,320
     1,120,000  Yum! Brands, Inc., 6.875%, 11/15/37                      1,074,839
                                                                     -------------
                                                                         4,532,484
                                                                     -------------
HOUSEHOLD PRODUCTS -- 0.2%
       560,000  Kimberly-Clark Corp., 6.125%, 8/1/17                       606,680
     1,030,000  Procter & Gamble Co. (The), 5.55%, 3/5/37(2)             1,032,165
                                                                     -------------
                                                                         1,638,845
                                                                     -------------
INDUSTRIAL CONGLOMERATES -- 0.5%
     2,734,000  General Electric Co., 5.00%, 2/1/13(2)                   2,836,178
       560,000  General Electric Co., 5.25%, 12/6/17                       560,699
                                                                     -------------
                                                                         3,396,877
                                                                     -------------

------
11

Diversified Bond

Principal Amount                                                             Value

INSURANCE -- 0.8%
   $ 1,280,000  Allstate Financial Global Funding, 4.25%, 9/10/08
                (Acquired 9/3/03, Cost $1,277,491)(2)(4)               $ 1,286,522
       956,000  Hartford Financial Services Group Inc. (The),
                5.375%, 3/15/17                                            928,695
       610,000  Hartford Financial Services Group Inc. (The),
                6.30%, 3/15/18                                             612,724
     1,120,000  Lincoln National Corp., 6.30%, 10/9/37(2)                1,015,606
       900,000  Prudential Financial, Inc., 6.00%, 12/1/17(5)              909,429
       600,000  Prudential Financial, Inc., 5.40%, 6/13/35                 497,413
       570,000  Travelers Companies, Inc. (The), 6.25%, 6/15/37            530,028
                                                                     -------------
                                                                         5,780,417
                                                                     -------------
IT SERVICES -- 0.4%
     1,550,000  Computer Sciences Corp., 5.50%, 3/15/13 (Acquired
                2/27/08, Cost $1,542,297)(2)(4)                          1,557,538
     1,100,000  International Business Machines Corp., 5.70%,
                9/14/17(2)                                               1,155,268
                                                                     -------------
                                                                         2,712,806
                                                                     -------------
MACHINERY -- 0.6%
       550,000  Atlas Copco AB, 5.60%, 5/22/17 (Acquired 5/15/07,
                Cost $549,753)(4)                                          549,956
       560,000  Caterpillar Financial Services Corp., 4.85%,
                12/7/12(5)                                                 573,564
     3,180,000  Caterpillar Financial Services Corp., 5.45%,
                4/15/18(2)                                               3,243,762
                                                                     -------------
                                                                         4,367,282
                                                                     -------------
MEDIA -- 0.8%
     1,104,000  Comcast Corp., 5.90%, 3/15/16(2)                         1,097,057
       635,000  News America Holdings, 7.75%, 1/20/24                      701,651
     1,600,000  Rogers Cable Inc., 6.25%, 6/15/13(2)                     1,673,092
     1,650,000  Time Warner Cable Inc., 5.40%, 7/2/12(2)                 1,623,301
       445,000  Time Warner Inc., 5.50%, 11/15/11                          442,341
       176,000  Time Warner Inc., 7.625%, 4/15/31                          184,630
                                                                     -------------
                                                                         5,722,072
                                                                     -------------

Principal Amount                                                             Value

METALS & MINING -- 0.2%
   $ 1,045,000  Xstrata Finance Canada Ltd., 5.50%, 11/16/11
                (Acquired 11/8/06-11/17/06, Cost $1,045,503)(4)        $ 1,073,413
       447,000  Xstrata Finance Canada Ltd., 5.80%, 11/15/16
                (Acquired 11/8/06, Cost $445,896)(4)                       432,564
                                                                     -------------
                                                                         1,505,977
                                                                     -------------
MULTI-UTILITIES -- 0.8%
       560,000  CenterPoint Energy Resources Corp., 6.125%,
                11/1/17                                                    573,199
       950,000  CenterPoint Energy Resources Corp., 6.25%, 2/1/37          889,216
     1,027,000  Consolidated Edison Co. of New York, Inc., Series
                2006 C, 5.50%, 9/15/16(2)                                1,058,440
       584,000  Dominion Resources Inc., 4.75%, 12/15/10                   598,244
     1,120,000  NSTAR Electric Co., 5.625%, 11/15/17(2)                  1,177,225
       614,000  Pacific Gas and Electric Co., 6.05%, 3/1/34                604,023
       367,000  Pacific Gas and Electric Co., 5.80%, 3/1/37                348,483
       610,000  Pacific Gas and Electric Co., 6.35%, 2/15/38               620,144
                                                                     -------------
                                                                         5,868,974
                                                                     -------------
MULTILINE RETAIL -- 0.3%
       396,000  Federated Retail Holdings, Inc., 5.35%, 3/15/12            377,790
       560,000  Kohl's Corp., 6.875%, 12/15/37                             497,006
     1,390,000  Macy's Retail Holdings, Inc., 5.875%, 1/15/13(2)         1,338,893
                                                                     -------------
                                                                         2,213,689
                                                                     -------------
OIL, GAS & CONSUMABLE FUELS -- 1.4%
       560,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17            567,507
       580,000  Canadian Natural Resources Ltd., 6.75%, 2/1/39(5)          593,964
     1,240,000  Enbridge Energy Partners, L.P., 6.50%, 4/15/18
                (Acquired 3/31/08, Cost $1,233,378)(4)                   1,233,378
     1,776,000  Enterprise Products Operating L.P., 4.95%,
                6/1/10(2)                                                1,813,769
       600,000  Enterprise Products Operating L.P., 6.30%, 9/15/17         604,430
       810,000  Nexen Inc., 6.40%, 5/15/37                                 778,378
     1,386,000  Premcor Refining Group Inc. (The), 6.125%,
                5/1/11(2)                                                1,468,334
       780,000  Tesoro Corp., 6.25%, 11/1/12                               739,050
       490,000  Tesoro Corp., 6.50%, 6/1/17                                441,000

------
12

Diversified Bond

Principal Amount                                                             Value

     $ 280,000  TransCanada PipeLines Ltd., 6.20%, 10/15/37               $270,946
       773,000  XTO Energy Inc., 5.30%, 6/30/15                            783,454
       615,000  XTO Energy Inc., 6.10%, 4/1/36(5)                          610,508
                                                                     -------------
                                                                         9,904,718
                                                                     -------------
PHARMACEUTICALS -- 0.9%
     1,021,000  Abbott Laboratories, 5.875%, 5/15/16(2)                  1,090,821
       560,000  Abbott Laboratories, 6.15%, 11/30/37                       580,630
     2,420,000  AstraZeneca plc, 5.40%, 9/15/12(2)                       2,556,502
       830,000  AstraZeneca plc, 5.90%, 9/15/17                            879,275
     1,205,000  Wyeth, 5.95%, 4/1/37                                     1,181,354
                                                                     -------------
                                                                         6,288,582
                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
     1,080,000  ProLogis, 5.625%, 11/15/16(5)                              984,357
                                                                     -------------
ROAD & RAIL -- 0.1%
       810,000  Union Pacific Corp., 5.75%, 11/15/17                       822,191
                                                                     -------------
SOFTWARE -- 0.3%
       573,000  Intuit Inc., 5.75%, 3/15/17                                556,424
     1,733,000  Oracle Corp., 5.00%, 1/15/11(2)                          1,780,602
                                                                     -------------
                                                                         2,337,026
                                                                     -------------
SPECIALTY RETAIL -- 0.1%
       560,000  Lowe's Companies, Inc., 5.60%, 9/15/12(5)                  587,434
                                                                     -------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
       708,000  Vodafone Group plc, 5.625%, 2/27/17                        689,850
                                                                     -------------
TOTAL CORPORATE BONDS
(Cost $131,481,868)                                                    132,573,190
                                                                     -------------

U.S. Government Agency Securities -- 6.5%

    14,000,000  FHLMC, 2.875%, 4/30/10(2)(5)                            14,169,694
    20,000,000  FHLMC, 5.625%, 3/15/11(2)(5)                            21,634,540
     5,461,000  FNMA, 4.375%, 7/17/13(2)(5)                              5,739,036
     5,700,000  FNMA, 5.375%, 6/12/17(2)(5)                              6,276,190
                                                                     -------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $46,426,593)                                                      47,819,460
                                                                     -------------

Municipal Securities -- 5.5%

     7,000,000  California Department of Water Resources Power
                Supply Rev., Series 2002 A, 5.125%, 5/1/12,
                Prerefunded at 101% of Par(2)(6)                         7,689,570

Principal Amount                                                             Value
   $10,200,000  Clark County School District GO, Series 2004 D,
                (Building Bonds), 5.00%, 12/15/14, Prerefunded at
                100% of Par (MBIA)(2)(6)                              $ 11,271,102
    10,100,000  Clark County School District GO, Series 2005 C,
                (Building Bonds), 5.00%, 12/15/15, Prerefunded at
                100% of Par (FSA)(2)(6)                                 11,249,178
     1,477,000  Illinois GO, (Taxable Pension), 5.10%, 6/1/33(2)         1,470,250
     7,600,000  Massachusetts GO, Series 2005 C, 5.00%, 9/1/15,
                Prerefunded at 100% of Par(2)(6)                         8,444,664
                                                                     -------------
TOTAL MUNICIPAL SECURITIES
(Cost $39,264,646)                                                      40,124,764
                                                                     -------------

Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(1) -- 3.4%

     4,783,303  FHLMC, 6.80%, 8/1/36(2)                                  4,894,444
     6,375,362  FHLMC, 5.99%, 11/1/36(2)                                 6,512,146
     4,092,772  FNMA, 6.49%, 5/1/36(2)                                   4,228,508
     2,739,400  FNMA, 6.42%, 9/1/36(2)                                   2,819,486
     2,926,899  FNMA, 6.45%, 9/1/36(2)                                   3,030,784
     3,399,243  FNMA, 5.97%, 6/1/37(2)                                   3,477,215
                                                                     -------------
TOTAL ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES
(Cost $24,823,439)                                                      24,962,583
                                                                     -------------

Asset-Backed Securities(1) -- 1.7%

     1,082,730  Accredited Mortgage Loan Trust, Series 2006-2,
                Class A1, VRN, 2.64%, 4/25/08, resets monthly off
                the 1-month LIBOR plus 0.04% with no caps(2)             1,063,314
     2,400,000  CNH Equipment Trust, Series 2007 C, Class A3A
                SEQ, 5.21%, 12/15/11(2)                                  2,439,360
        44,266  Countrywide Asset-Backed Certificates, Series
                2006 BC2, Class 2A1, VRN, 2.64%, 4/25/08, resets
                monthly off the 1-month LIBOR plus 0.04% with no
                caps                                                        44,164
     1,164,000  Detroit Edison Securitization Funding LLC, Series
                2001-1, Class A4 SEQ, 6.19%, 3/1/13(2)                   1,220,114
     1,566,101  Long Beach Mortgage Loan Trust, Series 2006-6,
                Class 2A1, VRN, 2.64%, 4/25/08, resets monthly
                off the 1-month LIBOR plus 0.04% with no caps(2)         1,549,828

------
13

Diversified Bond

Principal Amount                                                             Value

      $ 24,658  Nomura Home Equity Loan, Inc., Series 2006 HE2,
                Class A1, VRN, 2.66%, 4/25/08, resets monthly off
                the 1-month LIBOR plus 0.06% with no caps                  $24,382
     1,455,941  SLM Student Loan Trust, Series 2006-5, Class A2,
                VRN, 3.32%, 4/25/08, resets quarterly off the
                3-month LIBOR minus 0.01% with no caps(2)                1,447,412
     1,020,752  SLM Student Loan Trust, Series 2006-10, Class A2,
                VRN, 3.34%, 4/25/08, resets quarterly off the
                3-month LIBOR plus 0.01% with no caps(2)                 1,016,776
     2,585,673  SLM Student Loan Trust, Series 2007-8, Class A1,
                VRN, 3.56%, 4/25/08, resets quarterly off the
                3-month LIBOR plus 0.23% with no caps(2)                 2,550,637
       772,717  Soundview Home Equity Loan Trust, Series 2006-3,
                Class A1, VRN, 2.64%, 4/25/08, resets monthly off
                the 1-month LIBOR plus 0.04% with no caps                  767,957
                                                                     -------------
TOTAL ASSET-BACKED SECURITIES
(Cost $12,116,648)                                                      12,123,944
                                                                     -------------

Sovereign Governments & Agencies -- 0.2%

       246,000  Hydro Quebec, 8.40%, 1/15/22                               337,365
     1,305,000  Province of Quebec, 5.00%, 7/17/09(2)                    1,348,792
                                                                     -------------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $1,610,597)                                                        1,686,157
                                                                     -------------

Temporary Cash Investments -- 5.5%

    40,256,000  FNMA Discount Notes, 1.35%, 4/1/08(2)(7)
(Cost $40,256,000)                                                      40,256,000
                                                                     -------------

Temporary Cash Investments -- Securities Lending Collateral(8) -- 20.3%

     6,000,143  Bancaja US Debt, SAu, VRN, 4.55%, 4/10/08, resets quarterly off the 3-month LIBOR plus 0.05% with
                no caps                                                  5,998,356
     4,999,768  BASF AG, VRN, 3.89%, 4/21/08, resets quarterly
                off the 3-month LIBOR minus 0.01% with no caps           4,996,244

Principal Amount                                                             Value

   $ 5,997,759  K2 (USA) LLC, VRN, 2.37%, 4/1/08, resets
                quarterly off the Federal Reserve Prime Loan Rate
                minus 2.91% with no caps                               $ 5,887,428
     5,997,755  Links Finance LLC, VRN, 2.37%, 4/1/08, resets
                quarterly off the Federal Reserve Prime Loan Rate
                minus 2.91% with no caps                                 5,855,760
     5,000,000  Merrill Lynch & Co., Inc., VRN, 2.42%, 4/1/08,
                resets quarterly off the Federal Reserve Prime
                Loan Rate minus 2.83% with no caps                       4,893,930
     3,003,297  Nationwide Building Society, VRN, 3.00%, 6/9/08,
                resets quarterly off the 3-month LIBOR plus 0.13%
                with no caps                                             2,997,697
     4,997,744  Tango Finance Corp., VRN, 2.38%, 4/1/08, resets quarterly off the Federal Reserve Prime Loan Rate
                minus 2.91% with no caps                                 4,924,270

Repurchase Agreement, Barclays Bank plc, (collateralized by
various U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08, due 4/1/08 (Delivery
value $28,001,789)                                                      28,000,000

Repurchase Agreement, BNP Paribas, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08, due 4/1/08 (Delivery value
$33,672,825)                                                            33,670,674

Repurchase Agreement, Deutsche Bank AG, (collateralized by
various U.S. Government Agency obligations in a pooled account at the lending agent), 2.25%, dated 3/31/08, due 4/1/08 (Delivery
value $23,001,438)                                                      23,000,000

Repurchase Agreement, Goldman Sachs Group, Inc. (The),
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.15%, dated 3/31/08, due
4/1/08 (Delivery value $28,185,253)                                     28,183,570
                                                                     -------------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL
(Cost $148,850,781)                                                    148,407,929
                                                                     -------------
TOTAL INVESTMENT SECURITIES -- 129.6%
(Cost $934,991,656)                                                    946,572,763
                                                                     -------------
OTHER ASSETS AND LIABILITIES -- (29.6)%                              (216,185,813)
                                                                     -------------
TOTAL NET ASSETS -- 100.0%                                           $ 730,386,950
                                                                     =============

------
14

Diversified Bond

Futures Contracts
                                            Expiration     Underlying Face     Unrealized
          Contracts Purchased                  Date        Amount at Value     Gain (Loss)

   1,198  U.S. Treasury 2-Year Notes        June 2008          $257,158,188       $1,889,654
     781  U.S. Treasury 5-Year Notes        June 2008            89,217,047          788,998
                                                           ----------------    -------------
                                                               $346,375,235       $2,678,652
                                                           ================    =============

                                            Expiration     Underlying Face     Unrealized
             Contracts Sold                    Date        Amount at Value     Gain (Loss)

     341  U.S. Long Bond                    June 2008          $ 40,509,734      $ (346,525)
     808  U.S. Treasury 10-Year Notes       June 2008            96,114,125      (2,388,879)
                                                           ----------------    -------------
                                                               $136,623,859     $(2,735,404)
                                                           ================    =============

Swap Agreements

                                                        Expiration    Unrealized
Notional Amount        Description of Agreement            Date       Gain (Loss)

CREDIT DEFAULT

    $21,100,000  Pay quarterly a fixed rate equal to     June 2012      $1,021,001
                 0.35% multiplied by the notional
                 amount and receive from Barclays
                 Bank plc upon each default event of
                 one of the issues of Dow Jones CDX
                 N.A. Investment Grade 8, par value
                 of the proportional notional amount.

      4,520,000  Pay quarterly a fixed rate equal to     September          92,764
                 0.47% multiplied by the notional          2012
                 amount and receive from Deutsche
                 Bank AG upon each default event of
                 JPMorgan Chase & Co., par value of
                 the proportional notional amount of
                 JPMorgan Chase & Co., 4.75%, 3/1/15.

      6,000,000  Pay quarterly a fixed rate equal to     September         298,556
                 0.63% multiplied by the notional          2012
                 amount and receive from Deutsche
                 Bank AG upon each default event of
                 Morgan Stanley, par value of the
                 proportional notional amount of
                 Morgan Stanley, 6.60%, 4/1/12.

      2,750,000  Pay quarterly a fixed rate equal to     December           11,065
                 0.40% multiplied by the notional          2012
                 amount and receive from Bank of
                 America N.A. upon each default event
                 of FHLMC, par value of the
                 proportional notional amount of
                 FHLMC, VRN, 5.08%, 2/7/11.

      3,000,000  Pay quarterly a fixed rate equal to     December          125,906
                 0.70% multiplied by the notional          2012
                 amount and receive from Morgan
                 Stanley Capital Services, Inc. upon
                 each default event of Citigroup
                 Inc., par value of the proportional
                 notional amount of Citigroup Inc.,
                 6.50%, 1/18/11.

      4,000,000  Pay quarterly a fixed rate equal to     December           42,427
                 0.72% multiplied by the notional          2012
                 amount and receive from Deutsche
                 Bank AG upon each default event of
                 Barclays Bank plc, par value of the
                 proportional notional amount of
                 Barclays Bank plc, VRN, 4.57%,
                 10/27/08.

      1,370,000  Pay quarterly a fixed rate equal to     December           64,934
                 0.73% multiplied by the notional          2012
                 amount and receive from Barclays
                 Bank plc upon each default event of
                 American International Group, Inc.,
                 par value of the proportional
                 notional amount of American
                 International Group, Inc., 4.25%,
                 5/15/13.

      1,400,000  Pay quarterly a fixed rate equal to     December           31,202
                 2.45% multiplied by the notional          2012
                 amount and receive from Bank of
                 America N.A. upon each default event
                 of Toll Brothers, Inc., par value of
                 the proportional notional amount of
                 Toll Brothers Finance Corp., 6.875%,
                 11/15/12.

------
15

Diversified Bond

                                                        Expiration    Unrealized
Notional Amount        Description of Agreement            Date       Gain (Loss)

    $ 1,400,000  Pay quarterly a fixed rate equal to     December          $ 9,501
                 2.85% multiplied by the notional          2012
                 amount and receive from Barclays
                 Bank plc upon each default event of
                 Toll Brothers, Inc., par value of
                 the proportional notional amount of
                 Toll Brothers Finance Corp., 6.875%,
                 11/15/12.

        550,000  Pay quarterly a fixed rate equal to    March 2013           6,822
                 0.70% multiplied by the notional
                 amount and receive from Barclays
                 Bank plc upon each default event of
                 Rohm & Haas Company, par value of
                 the proportional notional amount of
                 Rohm & Haas Company, 7.85%, 7/15/29.

      7,600,000  Pay quarterly a fixed rate equal to    March 2017         248,287
                 0.12% multiplied by the notional
                 amount and receive from Barclays
                 Bank plc upon each default event of
                 Pfizer Inc., par value of the
                 proportional notional amount of
                 Pfizer Inc., 4.65%, 3/1/18.

      3,010,000  Pay quarterly a fixed rate equal to     September         217,709
                 0.64% multiplied by the notional          2017
                 amount and receive from Deutsche
                 Bank AG upon each default event of
                 JPMorgan Chase & Co., par value of
                 the proportional notional amount of
                 JPMorgan Chase & Co., 6.75%, 2/1/11.
                                                                       -----------
                                                                        $2,170,174
                                                                       ===========

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

MBIA = MBIA Insurance Corporation

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2008.

(1) Final maturity indicated, unless otherwise noted.

(2) Security, or a portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements.

(3) Forward commitment.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2008 was $24,545,781, which represented 3.4% of total net assets.

(5) Security, or a portion thereof, was on loan as of March 31, 2008.

(6) Escrowed to maturity in U.S. government securities or state and local government securities.

(7) The rate indicated is the yield to maturity at purchase.

(8) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
16

PERFORMANCE
High-Yield

Total Returns as of March 31, 2008
                                               Average Annual Returns
                                                                     Since     Inception
                             1 year       5 years      10 years    Inception     Date

INVESTOR CLASS              -1.41%(1)     6.68%(1)     2.81%(1)      3.31%      9/30/97

MERRILL LYNCH US HIGH
YIELD MASTERS II
CONSTRAINED INDEX            -3.28%        8.46%         4.95%       5.23%        --

LIPPER HIGH CURRENT
YIELD FUNDS AVERAGE
RETURN(2)                    -4.56%        7.40%         3.32%       3.63%        --

Investor Class's Lipper
Ranking(2)                  37 of 453    242 of 332   112 of 160   92 of 140      --

Institutional Class(1)       -1.21%          --           --         5.01%      8/2/04

A Class(1)(3)
 No sales charge*            -1.65%        6.43%          --         6.40%
 With sales charge*          -6.14%        5.45%          --         5.60%      3/8/02

B Class(1)
 No sales charge*            -2.39%        5.62%          --         6.17%
 With sales charge*          -6.39%        5.46%          --         6.02%      1/31/03

C Class(1)                   -2.39%        5.66%          --         5.52%     12/10/01

R Class(1)                   -1.90%          --           --         3.03%      7/29/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Class returns would have been lower if American Century had not voluntarily waived a portion of its management fees and reimbursed a portion of its distribution and services fees, as applicable.

(2) Data provided by Lipper Inc. - A Reuters Company. © 2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

  Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
17

High-Yield

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 1998

One-Year Returns Over 10 Years
Periods ended March 31
                  1999      2000      2001      2002     2003    2004    2005    2006     2007      2008

Investor Class   -2.41%    0.90%     -8.15%    -0.33%   5.90%   15.53%   5.17%  6.29%*   8.54%*    -1.41%*

Merrill Lynch
US High Yield
Masters II
Constrained
Index            1.79%     -1.09%    1.99%     0.51%    4.62%   22.20%   6.92%   6.96%   11.06%    -3.28%

*Returns would have been lower, along with the ending value, if a portion of the class's management fees had not been waived during the period.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
18

PORTFOLIO COMMENTARY
High-Yield

Lead Portfolio Manager: Mike Difley
Macro Strategy Team Representative: Dave MacEwen

PERFORMANCE SUMMARY

The High-Yield fund returned -1.41%* in the 12 months ended March 31, 2008.
That compares with the -3.28% return of the Merrill Lynch US High Yield Master
II Constrained Index. See page 17 for additional performance comparisons.

It was a year of remarkable volatility and change in the high-yield market, leading to the first negative fiscal-year return for the fund since 2002.
However, the portfolio held up better than its benchmark because of our bias toward higher-quality bonds in more defensive sectors, as well as some of our individual security selection decisions.

TALE OF TWO HIGH-YIELD MARKETS

The fiscal year covered two distinct periods in the high-yield market, marked by a radical shift in investor attitudes toward risk. Initially, the riskiest, lowest-rated portion of the market did best by a wide margin and the yield spread over Treasury bonds touched historic lows. But this began to change in the summer of 2007, when the extent of the subprime crisis and slowdown in housing and the broader economy became apparent. The resulting aversion to risk sent high-yield bond prices lower, and the new issue market came to a standstill. Add it all up, and higher-quality BB bonds outperformed the lower-rated segments of the market for the year, and defensive names in less cyclically sensitive sectors generally held up best.

CREDIT STRUCTURE WAS KEY

A key contribution to the portfolio's relative return came from its credit allocation -- we held an underweight position in CCC bonds in favor of BB and
B rated securities. We didn't like the risk/reward trade-off for the lowest-quality bonds in a slowing economy with yield spreads at historic lows.
This bias toward the higher-quality slice of the market limited our relative results through about June, when the market generally ignored risk and simply favored the highest-yielding investments regardless of quality. But CCC bonds
-- which suffered from more pronounced spread-widening amid a general re-pricing of risk -- ultimately underperformed BBs and Bs for the full year.

Portfolio at a Glance
                                    As of       As of
                                   3/31/08     3/31/07

Weighted Average Maturity         4.3 years   4.7 years
Average Duration (effective)      3.8 years   3.5 years

Yields as of March 31, 2008(1)
30-day SEC Yield

Investor Class                                     7.77%
Institutional Class                                7.97%
A Class                                            7.17%
B Class                                            6.76%
C Class                                            6.78%
R Class                                            7.21%

(1) The yields presented reflect the waiver of a portion of the fund's management fees. Without such waiver, the 30-day yields would have been lower.

*All fund returns referenced in this commentary are for Investor Class shares.

------
19

High-Yield

SECTOR, SECURITY SELECTION HELPED

In terms of our sector allocations, we favored health care and utilities names because they're in less economically sensitive areas of the economy and should hold up better given a slowdown in growth. These bonds outperformed, contributing to relative results. It also helped to be underweight financials.
However, some of the automotive finance bonds we held significantly underperformed the index, limiting the portfolio's relative return.

Our individual security selection also contributed to relative performance, behind an overweight position in waste management firm Allied Waste, and an underweight position in paper and forest products company AbitibiBowater.

MANAGEMENT CHANGE

In March 2008, Macro Strategy Team Representative Jim Keegan left American
Century Investments to accept an asset management position in his native New
York. High-Yield Bond continues to be actively managed by Mike Difley, who has been a member of the management team since the portfolio's inception and lead portfolio manager since late 2001. This continuity demonstrates a key advantage of our team approach to managing portfolios.

OUTLOOK

"While generic high-yield spreads are certainly more attractive than they were just a few months ago," says Portfolio Manager Mike Difley, "we believe careful credit selection based upon fundamental research will be increasingly important. That's because we see an environment where returns are likely to be driven by individual security selection, rather then a broad, thematic approach to investing. As always, we will look for what we believe are attractive investment opportunities with compelling risk/reward profiles."

Top Five Industries* as of March 31, 2008
                                                 % of net            % of net
                                               assets as of        assets as of
                                                 3/31/08             9/30/07

Oil, Gas & Consumable Fuels                        9.5%                8.5%
Media                                              8.2%               10.8%
Hotels, Restaurants & Leisure                      5.8%                7.1%
Diversified Financial Services                     5.7%                6.3%
Diversified Telecommunication Services             5.1%                5.1%

* Excludes securities in the Diversified industry category. These securities represent investments in diversified pools of underlying securities in multiple industry categories.

Portfolio Composition by Credit Rating
                                                % of fund           % of fund
                                               investments         investments
                                                  as of               as of
                                                 3/31/08             9/30/07

AAA                                                11%                  8%
BBB                                                 1%                  1%
BB                                                 38%                 31%
B                                                  43%                 48%
CCC or lower                                        7%                 12%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

------
20

SCHEDULE OF INVESTMENTS
High-Yield

MARCH 31, 2008

Principal Amount                                                             Value

Corporate Bonds -- 86.5%

AEROSPACE & DEFENSE -- 1.1%
      $ 400,000  DRS Technologies, Inc., 7.625%, 2/1/18(1)               $ 402,007
        350,000  L-3 Communications Corp., 6.125%, 7/15/13(1)              343,875
        250,000  L-3 Communications Corp., 6.375%, 10/15/15                245,625
                                                                      ------------
                                                                           991,507
                                                                      ------------
AUTO COMPONENTS -- 0.6%
        500,000  Tenneco Inc., 8.125%, 11/15/15 (Acquired 11/1/07,
                 Cost $500,000)(2)                                         498,750
                                                                      ------------
AUTOMOBILES -- 1.4%
        500,000  Ford Motor Co., 7.45%, 7/16/31(1)                         332,500
      1,300,000  General Motors Corp., 8.375%, 7/15/33(1)(3)               923,000
                                                                      ------------
                                                                         1,255,500
                                                                      ------------
CHEMICALS -- 1.4%
        550,000  Hexion US Finance Corp./Hexion Nova Scotia
                 Finance ULC, 9.75%, 11/15/14                              592,625
        750,000  Ineos Group Holdings plc, 8.50%, 2/15/16
                 (Acquired 5/14/07, Cost $757,500)(1)(2)(3)                586,875
                                                                      ------------
                                                                         1,179,500
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 3.9%
        750,000  Allied Waste North America, Inc., 6.375%,
                 4/15/11(1)(3)                                             741,563
        750,000  Allied Waste North America, Inc., 7.875%,
                 4/15/13(1)(3)                                             775,312
        750,000  ARAMARK Corp., 8.50%, 2/1/15(1)(3)                        755,625
        500,000  Cenveo Corp., 7.875%, 12/1/13(1)                          407,500
        700,000  Corrections Corp. of America, 6.25%, 3/15/13(3)           689,500
                                                                      ------------
                                                                         3,369,500
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 0.7%
        675,000  Nordic Telephone Co. Holdings ApS, 8.875%, 5/1/16
                 (Acquired 4/26/06-5/5/06, Cost $693,594)(1)(2)(3)         658,125
                                                                      ------------
CONTAINERS & PACKAGING -- 3.4%
        500,000  Ball Corp., 6.875%, 12/15/12(1)                           511,250
        250,000  Ball Corp., 6.625%, 3/15/18                               248,750
        250,000  Graham Packaging Co. Inc., 8.50%, 10/15/12(1)             226,250

Principal Amount                                                             Value

    $ 1,000,000  Graham Packaging Co. Inc., 9.875%, 10/15/14(1)          $ 845,000
        750,000  Rock-Tenn Co., 9.25%, 3/15/16 (Acquired
                 2/28/08-3/14/08, Cost $758,250)(2)(3)                     780,000
        400,000  Smurfit-Stone Container Enterprises, Inc., 8.00%,
                 3/15/17(1)                                                338,000
                                                                      ------------
                                                                         2,949,250
                                                                      ------------
DIVERSIFIED -- 4.4%
      1,980,000  Dow Jones CDX N.A. High Yield Secured Note,
                 Series 8-T1, 7.625%, 6/29/12 (Acquired 4/11/07,
                 Cost $1,947,825)(2)                                     1,881,000
      2,000,000  Dow Jones CDX N.A. High Yield Secured Note,
                 Series 8-T2, 6.75%, 6/29/12 (Acquired 4/11/07,
                 Cost $1,980,000)(2)                                     1,942,500
                                                                      ------------
                                                                         3,823,500
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 5.7%
        400,000  Ford Motor Credit Co., 6.625%, 6/16/08                    395,500
      1,600,000  Ford Motor Credit Co., 7.375%, 10/28/09(3)              1,459,262
      1,100,000  Ford Motor Credit Co., 7.25%, 10/25/11(3)                 904,965
      1,000,000  General Motors Acceptance Corp., 6.875%,
                 9/15/11(3)                                                766,583
        750,000  General Motors Acceptance Corp., 6.75%, 12/1/14(3)        531,597
      1,000,000  KAR Holdings, Inc., 8.75%, 5/1/14(3)                      895,000
                                                                      ------------
                                                                         4,952,907
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 5.1%
        325,000  Citizens Communications Co., 6.25%, 1/15/13               295,750
        500,000  Embarq Corp., 7.08%, 6/1/16                               474,227
        200,000  Intelsat Bermuda Ltd., 9.25%, 6/15/16                     202,500
        250,000  Intelsat Subsidiary Holding Co. Ltd., 8.25%,
                 1/15/13                                                   253,125
        500,000  Intelsat Subsidiary Holding Co. Ltd., 8.625%,
                 1/15/15                                                   506,250
      1,000,000  MetroPCS Wireless, Inc., 9.25%, 11/1/14(1)(3)             925,000
        550,000  Qwest Communications International Inc., 7.50%,
                 2/15/14                                                   519,750
        550,000  Qwest Corp., 7.875%, 9/1/11                               551,375
        750,000  Qwest Corp., 7.50%, 10/1/14(3)                            735,000
                                                                      ------------
                                                                         4,462,977
                                                                      ------------

------
21

High-Yield

Principal Amount                                                             Value

ELECTRIC UTILITIES -- 1.3%
      $ 500,000  Edison Mission Energy, 7.00%, 5/15/17                   $ 500,000
        600,000  Energy Future Holdings Corp., 10.875%, 11/1/17
                 (Acquired 10/24/07, Cost $607,500)(2)                     609,000
                                                                      ------------
                                                                         1,109,000
                                                                      ------------
ELECTRICAL EQUIPMENT -- 0.6%
        500,000  Baldor Electric Co., 8.625%, 2/15/17(1)                   497,500
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.6%
      1,000,000  Celestica Inc., 7.625%, 7/1/13(1)(3)                      950,000
        500,000  Flextronics International Ltd., 6.50%, 5/15/13            480,000
                                                                      ------------
                                                                         1,430,000
                                                                      ------------
FOOD & STAPLES RETAILING -- 2.3%
        500,000  Ingles Markets, Inc., 8.875%, 12/1/11                     507,500
        750,000  Rite Aid Corp., 7.50%, 3/1/17(3)                          678,750
        550,000  SUPERVALU INC., 7.50%, 11/15/14                           558,250
        250,000  Susser Holdings LLC, 10.625%, 12/15/13 (Acquired
                 10/30/07, Cost $256,250)(2)                               258,125
                                                                      ------------
                                                                         2,002,625
                                                                      ------------
FOOD PRODUCTS -- 0.7%
        750,000  Smithfield Foods, Inc., 7.75%, 7/1/17(1)(3)               735,000
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.5%
        650,000  Bausch & Lomb Inc., 9.875%, 11/1/15 (Acquired
                 10/16/07, Cost $659,375)(1)(2)                            663,000
        600,000  LVB Acquisition Merger Sub, Inc., 10.00%,
                 10/15/17 (Acquired 10/5/07, Cost
                 $616,500)(1)(2)(3)                                        631,500
                                                                      ------------
                                                                         1,294,500
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 4.9%
      1,400,000  Community Health Systems Inc., 8.875%, 7/15/15(3)       1,412,250
        750,000  HCA Inc., 6.50%, 2/15/16(3)                               635,625
      1,250,000  HCA Inc., 9.25%, 11/15/16(3)                            1,300,000
        250,000  Omnicare Inc., 6.875%, 12/15/15                           218,750
        750,000  Sun Healthcare Group, Inc., 9.125%, 4/15/15               727,500
                                                                      ------------
                                                                         4,294,125
                                                                      ------------

Principal Amount                                                             Value

HOTELS, RESTAURANTS & LEISURE -- 5.8%
      $ 600,000  Majestic Star Casino LLC/Majestic Star Casino
                 Capital Corp., 9.50%, 10/15/10(1)(3)                    $ 532,500
         34,000  Mandalay Resort Group, 9.375%, 2/15/10                     35,190
      1,000,000  MGM Mirage, 8.50%, 9/15/10(3)                           1,037,501
        300,000  MGM Mirage, 6.75%, 9/1/12                                 279,750
        750,000  Pinnacle Entertainment Inc., 7.50%, 6/15/15
                 (Acquired 6/5/07, Cost $738,938)(2)(3)                    594,375
        300,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13              282,155
        300,000  Royal Caribbean Cruises Ltd., 6.875%, 12/1/13             281,325
        250,000  Six Flags Inc., 8.875%, 2/1/10(1)                         171,250
        500,000  Six Flags Inc., 9.75%, 4/15/13(1)                         290,000
        500,000  Station Casinos Inc., 6.875%, 3/1/16(1)                   293,750
        750,000  Station Casinos Inc., 7.75%, 8/15/16(1)                   607,500
        400,000  Tropicana Entertainment, LLC/Tropicana Finance
                 Corp., 9.625%, 12/15/14(1)                                209,500
        500,000  Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
                 6.625%, 12/1/14(1)                                        483,750
                                                                      ------------
                                                                         5,098,546
                                                                      ------------
HOUSEHOLD DURABLES -- 1.3%
        500,000  KB Home, 6.375%, 8/15/11                                  472,500
        750,000  Sealy Mattress Co., 8.25%, 6/15/14(3)                     630,000
                                                                      ------------
                                                                         1,102,500
                                                                      ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 3.2%
        500,000  AES Corp. (The), 8.75%, 5/15/13 (Acquired 5/1/03,
                 Cost $500,000)(2)                                         522,500
        750,000  AES Corp. (The), 8.00%, 10/15/17(3)                       763,125
        750,000  NRG Energy Inc., 7.375%, 2/1/16(3)                        736,875
        750,000  Reliant Energy, Inc., 7.625%, 6/15/14(3)                  748,125
                                                                      ------------
                                                                         2,770,625
                                                                      ------------
INSURANCE -- 0.7%
        675,000  Fairfax Financial Holdings Ltd., 7.75%,
                 6/15/17(1)(3)                                             654,750
                                                                      ------------

------
22

High-Yield

Principal Amount                                                             Value

IT SERVICES -- 0.9%
      $ 450,000  SunGard Data Systems Inc., 9.125%, 8/15/13(3)           $ 456,750
        350,000  SunGard Data Systems Inc., 10.25%, 8/15/15(1)             353,500
                                                                      ------------
                                                                           810,250
                                                                      ------------
MACHINERY -- 1.3%
        600,000  Rental Service Corp., 9.50%, 12/1/14(1)(3)                504,000
        650,000  SPX Corp., 7.625%, 12/15/14 (Acquired 12/10/07,
                 Cost $650,000)(2)(3)                                      670,313
                                                                      ------------
                                                                         1,174,313
                                                                      ------------
MEDIA -- 8.2%
        700,000  Cablevision Systems Corp., 8.00%, 4/15/12(3)              684,250
        350,000  Cadmus Communications Corp., 8.375%, 6/15/14              280,000
        798,000  CCH I, LLC/CCH I Capital Corp., 11.00%, 10/1/15(1)        558,600
      1,000,000  Cinemark Inc., VRN, 0.00%, 3/15/09(1)(3)(4)               904,999
        500,000  CSC Holdings, Inc., 8.125%, 8/15/09                       506,250
        250,000  CSC Holdings, Inc., 6.75%, 4/15/12                        242,500
        500,000  Dex Media Inc., 8.00%, 11/15/13                           367,500
        500,000  DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
                 8.375%, 3/15/13                                           509,375
        500,000  EchoStar DBS Corp., 6.375%, 10/1/11                       481,250
        750,000  Harland Clarke Holdings Corp., 9.50%, 5/15/15(3)          555,000
        250,000  Harland Clarke Holdings Corp., VRN, 7.82%,
                 5/15/08, resets quarterly off the 3-month LIBOR
                 plus 4.75% with no caps(1)                                156,250
        700,000  Idearc Inc., 8.00%, 11/15/16(3)                           456,750
        500,000  Mediacom LLC/Mediacom Capital Corp., 9.50%,
                 1/15/13                                                   462,500
        850,000  R.H. Donnelley Corp., 8.875%, 1/15/16(3)                  541,875
        500,000  Valassis Communications Inc., 8.25%, 3/1/15(1)            413,750
                                                                      ------------
                                                                         7,120,849
                                                                      ------------

Principal Amount                                                             Value

METALS & MINING -- 2.3%
      $ 300,000  Freeport-McMoRan Copper & Gold, Inc., 8.25%,
                 4/1/15                                                   $317,250
        950,000  Freeport-McMoRan Copper & Gold, Inc., 8.375%,
                 4/1/17(3)                                               1,010,563
        775,000  Tube City IMS Corp., 9.75%, 2/1/15                        685,875
                                                                      ------------
                                                                         2,013,688
                                                                      ------------
MULTI-UTILITIES -- 0.6%
        500,000  CMS Energy Corp., 7.75%, 8/1/10                           525,643
                                                                      ------------
MULTILINE RETAIL -- 0.4%
        500,000  Bon-Ton Stores, Inc. (The), 10.25%, 3/15/14(1)            336,250
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 9.5%
        500,000  Chesapeake Energy Corp., 7.625%, 7/15/13                  515,000
        600,000  Chesapeake Energy Corp., 7.50%, 6/15/14(3)                618,000
        750,000  Cimarex Energy Co., 7.125%, 5/1/17(3)                     748,125
        650,000  Forest Oil Corp., 7.75%, 5/1/14(1)(3)                     671,125
        400,000  Massey Energy Co., 6.625%, 11/15/10(1)                    398,500
        750,000  Massey Energy Co., 6.875%, 12/15/13                       729,375
        800,000  OPTI Canada Inc., 7.875%, 12/15/14(3)                     785,999
        520,000  Pacific Energy Partners L.P./Pacific Energy
                 Finance Corp., 7.125%, 6/15/14                            550,804
        500,000  Peabody Energy Corp., 7.375%, 11/1/16(1)                  520,000
        500,000  Range Resources Corp., 7.375%, 7/15/13                    510,000
        750,000  Sabine Pass LNG, L.P., 7.50%, 11/30/16(3)                 727,500
        700,000  Southwestern Energy Co., 7.50%, 2/1/18 (Acquired
                 1/11/08, Cost $700,000)(2)(3)                             728,000
        250,000  Tesoro Corp., 6.25%, 11/1/12                              236,875
        500,000  Williams Companies, Inc. (The), 8.125%, 3/15/12           548,750
                                                                      ------------
                                                                         8,288,053
                                                                      ------------
PAPER & FOREST PRODUCTS -- 2.4%
        300,000  Boise Cascade LLC, 7.125%, 10/15/14                       281,250
        500,000  Georgia-Pacific Corp., 7.70%, 6/15/15(1)                  472,500

------
23

High-Yield

Principal Amount                                                             Value

      $ 150,000  Georgia-Pacific Corp., 7.125%, 1/15/17 (Acquired
                 12/13/06, Cost $150,000)(2)                              $139,500
         21,000  Jefferson Smurfit Corp., 8.25%, 10/1/12(1)                 19,031
        650,000  NewPage Corp., 10.00%, 5/1/12 (Acquired
                 12/7/07-12/19/07, Cost $655,000)(2)(3)                    663,000
        500,000  Verso Paper Holdings LLC/Verso Paper Inc.,
                 9.125%, 8/1/14                                            485,000
                                                                      ------------
                                                                         2,060,281
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.7%
        400,000  Host Marriott L.P., 7.00%, 8/15/12(1)                     393,000
        250,000  Host Marriott L.P., 6.75%, 6/1/16                         235,000
                                                                      ------------
                                                                           628,000
                                                                      ------------
ROAD & RAIL -- 1.1%
        550,000  Hertz Corp., 8.875%, 1/1/14                               523,875
        500,000  Hertz Corp., 10.50%, 1/1/16(1)                            470,625
                                                                      ------------
                                                                           994,500
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.6%
        500,000  Amkor Technology Inc., 9.25%, 6/1/16(1)                   483,750
                                                                      ------------
SPECIALTY RETAIL -- 3.3%
        250,000  Asbury Automotive Group Inc., 8.00%, 3/15/14(1)           218,750
        650,000  Asbury Automotive Group Inc., 7.625%, 3/15/17(3)          516,750
        350,000  Claire's Stores Inc., 9.25%, 6/1/15(1)                    221,375
        600,000  Couche-Tard U.S. L.P./Couche-Tard Financing
                 Corp., 7.50%, 12/15/13(3)                                 601,500
        650,000  GSC Holdings Corp., 8.00%, 10/1/12(3)                     690,625
        425,000  Michaels Stores, Inc., 10.00%, 11/1/14(1)                 374,000
        350,000  Toys "R" Us, Inc., 7.375%, 10/15/18(1)                    244,125
                                                                      ------------
                                                                         2,867,125
                                                                      ------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.6%
        850,000  Hanesbrands Inc., VRN, 8.20%, 6/16/08, resets
                 semiannually off the 6-month LIBOR plus 3.375%
                 with no caps(3)                                           758,625
        625,000  Perry Ellis International, Inc., 8.875%,
                 9/15/13(3)                                                600,000
                                                                      ------------
                                                                         1,358,625
                                                                      ------------

Principal Amount                                                             Value

TRADING COMPANIES & DISTRIBUTORS -- 1.3%
      $ 675,000  Ashtead Capital Inc., 9.00%, 8/15/16 (Acquired
                 8/1/06-10/5/06, Cost $690,500)(1)(2)(3)                 $ 550,125
        400,000  United Rentals North America, Inc., 6.50%, 2/15/12        364,000
        271,000  United Rentals North America, Inc., 7.75%,
                 11/15/13(1)                                               220,865
                                                                      ------------
                                                                         1,134,990
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
        300,000  Rural Cellular Corp., 9.875%, 2/1/10                      309,750
        300,000  Syniverse Technologies Inc., 7.75%, 8/15/13               284,250
                                                                      ------------
                                                                           594,000
                                                                      ------------
TOTAL CORPORATE BONDS
(Cost $81,341,529)                                                      75,521,004
                                                                      ------------

Temporary Cash Investments -- 11.5%

     10,014,000  FNMA Discount Notes, 1.35%, 4/1/08(3)(5)
(Cost $10,014,000)                                                      10,014,000
                                                                      ------------

Temporary Cash Investments -- Securities Lending Collateral(6) -- 26.5%

      1,000,024  Bancaja US Debt, SAu, VRN, 4.55%, 4/10/08, resets quarterly off the 3-month LIBOR plus 0.05% with
                 no caps                                                   999,726
        999,954  BASF AG, VRN, 3.89%, 4/21/08, resets quarterly
                 off the 3-month LIBOR minus 0.01% with no caps            999,249
        999,627  K2 (USA) LLC, VRN, 2.37%, 4/1/08, resets
                 quarterly off the Federal Reserve Prime Loan Rate
                 minus 2.91% with no caps                                  981,238
        999,626  Links Finance LLC, VRN, 2.37%, 4/1/08, resets
                 quarterly off the Federal Reserve Prime Loan Rate
                 minus 2.91% with no caps                                  975,960
      1,000,000  Merrill Lynch & Co., Inc., VRN, 2.42%, 4/1/08,
                 resets quarterly off the Federal Reserve Prime
                 Loan Rate minus 2.83% with no caps                        978,786
      1,001,099  Nationwide Building Society, VRN, 3.00%, 6/9/08,
                 resets quarterly off the 3-month LIBOR plus 0.13%
                 with no caps                                              999,232

------
24

High-Yield

Principal Amount                                                             Value

      $ 999,549  Tango Finance Corp., VRN, 2.38%, 4/1/08, resets quarterly off the Federal Reserve Prime Loan Rate
                 minus 2.91% with no caps                                $ 984,854

Repurchase Agreement, Barclays Bank plc, (collateralized by
various U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08, due 4/1/08 (Delivery
value $4,948,809)                                                        4,948,493

Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08, due 4/1/08 (Delivery value
$3,239,332)                                                              3,239,125

Repurchase Agreement, Deutsche Bank AG, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 2.25%, dated 3/31/08, due 4/1/08 (Delivery value
$4,000,250)                                                              4,000,000

Principal Amount                                                             Value

Repurchase Agreement, Goldman Sachs Group, Inc. (The),
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.15%, dated 3/31/08, due
4/1/08 (Delivery value $4,000,239)                                     $ 4,000,000
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $23,187,534)                                                      23,106,663
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 124.5%
(Cost $114,543,063)                                                    108,641,667
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (24.5)%                               (21,372,282)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $ 87,269,385
                                                                      ============

Futures Contracts
                                        Expiration     Underlying Face    Unrealized
         Contracts Purchased               Date        Amount at Value   Gain (Loss)

   140  U.S. Treasury 2-Year Notes       June 2008          $30,051,875     $ 220,828
                                                        ===============   ===========

                                        Expiration     Underlying Face    Unrealized
           Contracts Sold                  Date        Amount at Value   Gain (Loss)

    14  U.S. Long Bond                   June 2008          $ 1,663,156    $ (15,997)
    45  U.S. Treasury 10-Year Notes      June 2008            5,352,891     (133,044)
                                                        ---------------   -----------
                                                            $ 7,016,047    $(149,041)
                                                        ===============   ===========

Swap Agreements

Notional                                                 Expiration    Unrealized
Amount          Description of Agreement                    Date      Gain (Loss)

CREDIT DEFAULT

    $5,100,000  Pay semiannually a fixed rate equal to    June 2012       $178,126
                1.25% multiplied by the notional
                amount and receive from Barclays Bank
                plc upon each default event of one of
                the issues of Dow Jones CDX Emerging
                Markets 7, par value of the
                proportional notional amount.

       750,000  Pay quarterly a fixed rate equal to       December           7,955
                0.72% multiplied by the notional            2012
                amount and receive from Deutsche Bank
                AG upon each default event of Barclays
                Bank plc, par value of the
                proportional notional amount of
                Barclays Bank plc, VRN, 4.57%,
                10/27/08.

       250,000  Pay quarterly a fixed rate equal to       December           5,572
                2.45% multiplied by the notional            2012
                amount and receive from Bank of
                America N.A. upon each default event
                of Toll Brothers, Inc., par value of
                the proportional notional amount of
                Toll Brothers Finance Corp., 6.875%,
                11/15/12.

       500,000  Pay quarterly a fixed rate equal to       December           3,393
                2.85% multiplied by the notional            2012
                amount and receive from Barclays Bank
                plc upon each default event of Toll
                Brothers, Inc., par value of the
                proportional notional amount of Toll
                Brothers Finance Corp., 6.875%,
                11/15/12.
                                                                        ----------
                                                                          $195,046
                                                                        ==========

------
25

High-Yield

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

FNMA = Federal National Mortgage Association

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2008.

(1) Security, or a portion thereof, was on loan as of March 31, 2008.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2008 was $12,376,688, which represented 14.2% of total net assets. None of the restricted securities were considered illiquid.

(3) Security, or a portion thereof, has been segregated for futures contracts and/or swap agreements.

(4) Step-coupon security. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Rate shown is effective
March 31, 2008.

(5) The rate indicated is the yield to maturity at purchase.

(6) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
26

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2007 to March 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
27

                                                Expenses Paid
                         Beginning    Ending        During
                          Account    Account      Period(1)     Annualized
                           Value      Value       10/1/07 -       Expense
                          10/1/07    3/31/08       3/31/08       Ratio(1)

Diversified Bond

ACTUAL
Investor Class            $1,000    $1,068.10       $3.21          0.62%
Institutional Class       $1,000    $1,069.10       $2.17          0.42%
A Class                   $1,000    $1,066.80       $4.50          0.87%
B Class                   $1,000    $1,062.80       $8.35          1.62%
C Class                   $1,000    $1,062.80       $8.35          1.62%
R Class                   $1,000    $1,065.40       $5.78          1.12%

HYPOTHETICAL
Investor Class            $1,000    $1,021.90       $3.13          0.62%
Institutional Class       $1,000    $1,022.90       $2.12          0.42%
A Class                   $1,000    $1,020.65       $4.39          0.87%
B Class                   $1,000    $1,016.90       $8.17          1.62%
C Class                   $1,000    $1,016.90       $8.17          1.62%
R Class                   $1,000    $1,019.40       $5.65          1.12%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
28

                         Beginning    Ending       Expenses Paid
                          Account     Account          During        Annualized
                           Value       Value         Period(1)         Expense
                          10/1/07     3/31/08    10/1/07 - 3/31/08    Ratio(1)

High-Yield

ACTUAL
Investor Class
(after waiver)(2)         $1,000      $977.90          $3.96            0.80%

Investor Class
(before waiver)           $1,000    $977.90(3)         $4.30            0.87%

Institutional Class
(after waiver)(2)         $1,000      $978.90          $2.97            0.60%

Institutional Class
(before waiver)           $1,000    $978.90(3)         $3.31            0.67%

A Class
(after waiver)(2)         $1,000      $976.70          $5.19            1.05%

A Class
(before waiver)           $1,000    $976.70(3)         $5.53            1.12%

B Class
(after waiver)(2)         $1,000      $973.00          $8.88            1.80%

B Class
(before waiver)           $1,000    $973.00(3)         $9.22            1.87%

C Class
(after waiver)(2)         $1,000      $973.00          $8.88            1.80%

C Class
(before waiver)           $1,000    $973.00(3)         $9.22            1.87%

R Class
(after waiver)(2)         $1,000      $975.50          $6.42            1.30%

R Class
(before waiver)           $1,000    $975.50(3)         $6.77            1.37%

HYPOTHETICAL

Investor Class
(after waiver)(2)         $1,000     $1,021.00         $4.04            0.80%

Investor Class
(before waiver)           $1,000     $1,020.65         $4.39            0.87%

Institutional Class
(after waiver)(2)         $1,000     $1,022.00         $3.03            0.60%

Institutional Class
(before waiver)           $1,000     $1,021.65         $3.39            0.67%

A Class
(after waiver)(2)         $1,000     $1,019.75         $5.30            1.05%

A Class
(before waiver)           $1,000     $1,019.40         $5.65            1.12%

B Class
(after waiver)(2)         $1,000     $1,016.00         $9.07            1.80%

B Class
(before waiver)           $1,000     $1,015.65         $9.42            1.87%

C Class
(after waiver)(2)         $1,000     $1,016.00         $9.07            1.80%

C Class
(before waiver)           $1,000     $1,015.65         $9.42            1.87%

R Class
(after waiver)(2)         $1,000     $1,018.50         $6.56            1.30%

R Class
(before waiver)           $1,000     $1,018.15         $6.91            1.37%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2) During the six months ended March 31, 2008, the class received a partial waiver of its management fee.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and may have resulted in a lower ending account value.

------
29

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2008
                                                        Diversified
                                                           Bond        High-Yield
ASSETS

Investment securities, at value (cost of
$786,140,875 and $91,355,529, respectively) --
including $174,181,885 and $22,751,790 of securities
on loan, respectively                                   $798,164,834   $85,535,004

Investments made with cash collateral received for
securities on loan, at value (cost of $148,850,781
and $23,187,534, respectively)                           148,407,929    23,106,663
                                                        ------------   -----------
Total investment securities, at value (cost of
$934,991,656 and $114,543,063, respectively)             946,572,763   108,641,667

Cash                                                         844,126            --

Receivable for investments sold                            1,586,402            --

Receivable for capital shares sold                            55,304        73,000

Receivable for variation margin on futures contracts          11,983        61,139

Unrealized appreciation on swap agreements                 2,170,174       195,046

Interest receivable                                        4,993,028     1,884,689
                                                        ------------   -----------
                                                         956,233,780   110,855,541
                                                        ------------   -----------

LIABILITIES

Disbursements in excess of demand deposit cash                    --         7,638

Payable for collateral received for securities on
loan                                                     148,850,781    23,187,534

Payable for investments purchased                         75,273,168            --

Payable for capital shares redeemed                           27,390            --

Accrued management fees                                      342,379        53,670

Distribution fees payable                                      3,832         1,761

Service fees (and distribution fees -- A Class and R
Class) payable                                                 5,869         2,334

Dividends payable                                          1,343,411       333,219
                                                        ------------   -----------
                                                         225,846,830    23,586,156
                                                        ------------   -----------

NET ASSETS                                              $730,386,950   $87,269,385
                                                        ============   ===========

See Notes to Financial Statements.

------
30

MARCH 31, 2008
                                                       Diversified
                                                          Bond        High-Yield
NET ASSETS CONSIST OF:

Capital paid in                                        $707,546,121   $105,473,602

Undistributed net investment income                       3,472,405        614,385

Accumulated undistributed net realized gain (loss)
on investment transactions                                5,670,215   (13,220,806)

Net unrealized appreciation (depreciation) on
investments                                              13,698,209    (5,597,796)
                                                       ------------   ------------
                                                       $730,386,950   $ 87,269,385
                                                       ============   ============

INVESTOR CLASS

Net assets                                             $515,184,026    $51,375,063

Shares outstanding                                       49,166,570      8,604,414

Net asset value per share                                    $10.48          $5.97

INSTITUTIONAL CLASS

Net assets                                             $186,031,139    $24,795,162

Shares outstanding                                       17,753,885      4,152,750

Net asset value per share                                    $10.48          $5.97

A CLASS

Net assets                                              $23,020,126     $8,274,764

Shares outstanding                                        2,196,927      1,385,877

Net asset value per share                                    $10.48          $5.97

Maximum offering price (net asset value divided by
0.955)                                                       $10.97          $6.25

B CLASS

Net assets                                               $1,104,625     $1,118,841

Shares outstanding                                          105,420        187,386

Net asset value per share                                    $10.48          $5.97

C CLASS

Net assets                                               $5,015,953     $1,678,175

Shares outstanding                                          478,697        281,065

Net asset value per share                                    $10.48          $5.97

R CLASS

Net assets                                                  $31,081        $27,380

Shares outstanding                                            2,966          4,586

Net asset value per share                                    $10.48          $5.97

See Notes to Financial Statements.

------
31

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2008
                                                       Diversified
                                                           Bond       High-Yield
INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                $33,070,238    $ 6,649,551

Securities lending, net                                     634,284         55,374
                                                        -----------   ------------
                                                         33,704,522      6,704,925
                                                        -----------   ------------
EXPENSES:

Management fees                                           3,660,074        713,350

Distribution fees:

 A Class                                                      3,329            957

 B Class                                                      6,204          9,437

 C Class                                                     25,763         13,878

Service fees:

 A Class                                                      3,329            957

 B Class                                                      2,068          3,146

 C Class                                                      8,588          4,626

Distribution and service fees:

 A Class                                                     21,494         13,747

 A Class (old) (Note 9)                                       8,396         10,929

 R Class                                                        140            139

Trustees' fees and expenses                                  26,198          3,503

Other expenses                                                5,691            125
                                                        -----------   ------------
                                                          3,771,274        774,794
Amount waived                                                    --       (61,633)
                                                        -----------   ------------
                                                          3,771,274        713,161
                                                        -----------   ------------

NET INVESTMENT INCOME (LOSS)                             29,933,248      5,991,764
                                                        -----------   ------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                  10,029,512      (115,092)

Futures and swaps transactions                            6,786,789        328,371
                                                        -----------   ------------
                                                         16,816,301        213,279
                                                        -----------   ------------
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)
ON:

Investments                                              10,976,074    (7,814,128)

Futures and swaps                                         1,170,024        244,028
                                                        -----------   ------------
                                                         12,146,098    (7,570,100)
                                                        -----------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                  28,962,399    (7,356,821)
                                                        -----------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                              $58,895,647   $(1,365,057)
                                                        ===========   ============

See Notes to Financial Statements.

------
32

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 2008 AND MARCH 31, 2007
                                    Diversified Bond                High-Yield
Increase (Decrease) in Net
Assets                            2008           2007           2008          2007

OPERATIONS

Net investment income (loss)   $ 29,933,248   $ 33,433,873   $ 5,991,764   $ 4,961,267

Net realized gain (loss)         16,816,301    (3,020,837)       213,279        17,724

Change in net unrealized
appreciation (depreciation)      12,146,098     12,151,171   (7,570,100)     1,154,960
                               ------------   ------------   -----------   -----------
Net increase (decrease) in
net assets resulting from
operations                       58,895,647     42,564,207   (1,365,057)     6,133,951
                               ------------   ------------   -----------   -----------

DISTRIBUTIONS TO
SHAREHOLDERS

From net investment income:

 Investor Class                (20,392,198)   (13,796,392)   (3,545,634)   (3,048,546)

 Institutional Class            (8,622,452)   (18,990,587)   (1,529,504)     (947,906)

 A Class                          (417,664)      (202,222)     (388,007)      (38,759)

 A Class (old) (Note 9)           (144,687)      (313,123)     (277,389)     (717,605)

 B Class                           (28,897)       (29,896)      (72,559)      (69,352)

 C Class                          (119,364)       (85,835)     (106,684)     (111,418)

 R Class                            (1,117)        (1,039)       (1,746)       (1,617)
                               ------------   ------------   -----------   -----------
Decrease in net assets from
distributions                  (29,726,379)   (33,419,094)   (5,921,523)   (4,935,203)
                               ------------   ------------   -----------   -----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in
net assets from capital
share transactions             (97,521,587)    109,144,189     9,462,625    17,128,138
                               ------------   ------------   -----------   -----------

NET INCREASE (DECREASE) IN
NET ASSETS                     (68,352,319)    118,289,302     2,176,045    18,326,886

NET ASSETS

Beginning of period             798,739,269    680,449,967    85,093,340    66,766,454
                               ------------   ------------   -----------   -----------
End of period                  $730,386,950   $798,739,269   $87,269,385   $85,093,340
                               ============   ============   ===========   ===========

Accumulated undistributed
net investment income (loss)     $3,472,405     $(163,172)      $614,385      $(1,359)
                               ============   ============   ===========   ===========

See Notes to Financial Statements.

------
33

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Diversified Bond Fund (Diversified Bond) and
High-Yield Fund (High-Yield) (the funds) are two funds in a series issued by the trust. The funds are diversified under the 1940 Act. Diversified Bond's investment objective is to seek a high level of income by investing in non-money market debt securities. High-Yield's investment objective is to seek high current income by investing in high-yield corporate bonds and other debt securities. High-Yield invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yields. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class (formerly Advisor Class), the B Class, the C
Class and the R Class. The A Class may incur an initial sales charge. The A
Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the
Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

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34

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds account for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- The funds may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the funds anticipate purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The funds may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

CREDIT-LINKED TRUST CERTIFICATES -- Credit-linked trust certificates are investments in a limited purpose trust formed under state law which invests in a basket of derivative instruments, such as credit default swaps.
Credit-linked trust certificates represent the right to receive periodic income payments and payment of principal at the end of the term of the certificate. The risks of investing in credit-linked trust certificates include the payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on

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35

a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2005. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the funds are declared daily and paid monthly. Distributions from net realized gains for the funds, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the A Class (formerly Advisor Class, also referred to as "A
Class (new)") shareholders of Diversified Bond and High-Yield approved a change in the class's fee structure. The change was approved by the Board of
Trustees on December 8, 2006. Effective September 4, 2007, the fee structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds.
The rates for the Investment Category Fee range from 0.2925% to 0.4100% for
Diversified Bond and from 0.5425% to 0.6600% for High-Yield. The rates for the
Complex Fee (Investor Class, A Class, B Class, C Class and R Class) range from
0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. Prior to September 4, 2007, the A Class (new)
was 0.2500% less at each point within the Complex Fee range. From August 1,
2006 to July 31, 2007, the investment advisor voluntarily agreed to waive
0.071% of its management fee for High-Yield. Effective August 1, 2007, the investment voluntarily agreed to waive 0.070% of its management fee for
High-Yield. The total amount of the waiver for the year ended March 31, 2008, was $36,839, $15,377, $4,117, $3,094, $885, $1,302 and $19 for the Investor
Class, Institutional Class, A Class, A Class (old), B Class, C Class and R
Class, respectively. The fee waiver may be revised or terminated at any time without notice.

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36

The effective annual management fee for each class of each fund for the year ended March 31, 2008, was as follows:

                                Investor, B, C & R   Institutional     A

Diversified Bond                       0.62%             0.42%       0.59%

High-Yield (before waiver)             0.87%             0.67%       0.86%

High-Yield (after waiver)              0.80%             0.60%       0.79%

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay
ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. Prior to September 4, 2007, the Board of Trustees had adopted a
Master Distribution and Shareholder Services Plan for the A Class (new),
pursuant to Rule 12b-1 of the 1940 Act, in which the A Class (new) paid ACIS an annual distribution fee of 0.25% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries. Prior to
September 4, 2007, the service fee provided compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for A Class (new) shares. Fees incurred under the plans during the year ended March 31, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services, LLC. American Century Asset Allocation
Portfolios, Inc. (ACAAP) owns 52% and 61% of the shares of Diversified Bond and High-Yield, respectively. ACAAP does not invest in the funds for the purpose of exercising management or control.

The funds have a securities lending agreement with JPMorgan Chase Bank
(JPMCB). Prior to December 12, 2007, the funds had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
March 31, 2008, were as follows:

                                                       Diversified
                                                          Bond         High-Yield
PURCHASES

U.S. Treasury & Government Agency Obligations         $1,380,833,347            --

Investment securities other than U.S. Treasury &
Government Agency Obligations                           $192,439,536   $41,031,542

PROCEEDS FROM SALES

U.S. Treasury & Government Agency Obligations         $1,596,478,174            --

Investment securities other than U.S. Treasury &
Government Agency Obligations                           $140,592,169   $31,268,113

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37

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                        Year ended March 31, 2008      Year ended March 31, 2007
                         Shares          Amount         Shares          Amount
Diversified Bond

INVESTOR CLASS

Sold                     18,106,408    $183,275,887     19,083,598    $189,679,584

Issued in
reinvestment of
distributions               510,470       5,172,682        551,974       5,481,168

Redeemed                (8,793,263)    (89,411,203)    (3,072,427)    (30,463,768)
                       ------------   -------------   ------------   -------------
                          9,823,615      99,037,366     16,563,145     164,696,984
                       ------------   -------------   ------------   -------------

INSTITUTIONAL CLASS

Sold                     22,983,628     230,672,072     12,690,857     125,229,593

Issued in
reinvestment of
distributions               729,783       7,399,365        785,190       7,795,930

Redeemed               (44,851,813)   (448,429,707)   (19,152,457)   (188,236,458)
                       ------------   -------------   ------------   -------------
                       (21,138,402)   (210,358,270)    (5,676,410)    (55,210,935)
                       ------------   -------------   ------------   -------------

A CLASS

Sold                      1,307,233      13,563,416        121,547       1,207,066

Issued in
connection with
reclassification
(Note 9)                    847,474       8,460,890             --              --

Issued in
reinvestment of
distributions                36,554         375,150         18,205         180,700

Redeemed                  (334,066)     (3,405,819)      (370,803)     (3,680,623)
                       ------------   -------------   ------------   -------------
                          1,857,195      18,993,637      (231,051)     (2,292,857)
                       ------------   -------------   ------------   -------------

A CLASS (OLD)

Sold                        178,372       1,764,421        359,978       3,569,345

Issued in
reinvestment of
distributions                10,124         100,181         27,435         272,444

Redeemed in
connection with
reclassification
(Note 9)                  (847,474)     (8,460,890)             --              --

Redeemed                  (100,169)       (991,431)      (329,552)     (3,266,681)
                       ------------   -------------   ------------   -------------
                          (759,147)     (7,587,719)         57,861         575,108
                       ------------   -------------   ------------   -------------

B CLASS

Sold                         38,315         396,821         30,434         301,436

Issued in
reinvestment of
distributions                 2,170          22,010          2,190          21,749

Redeemed                   (15,462)       (156,358)       (28,058)       (279,528)
                       ------------   -------------   ------------   -------------
                             25,023         262,473          4,566          43,657
                       ------------   -------------   ------------   -------------

C CLASS

Sold                        273,481       2,788,572        209,537       2,057,287

Issued in
reinvestment of
distributions                 8,373          85,075          6,593          65,583

Redeemed                   (74,300)       (746,217)       (79,977)       (791,675)
                       ------------   -------------   ------------   -------------
                            207,554       2,127,430        136,153       1,331,195
                       ------------   -------------   ------------   -------------

R CLASS

Sold                            713           7,424             --              --

Issued in
reinvestment of
distributions                   108           1,096            104           1,037

Redeemed                      (479)         (5,024)             --              --
                       ------------   -------------   ------------   -------------
                                342           3,496            104           1,037
                       ------------   -------------   ------------   -------------
Net increase
(decrease)              (9,983,820)   $(97,521,587)     10,854,368    $109,144,189
                       ============   =============   ============   =============

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38

                           Year ended March 31, 2008    Year ended March 31, 2007
                             Shares        Amount         Shares        Amount
High-Yield

INVESTOR CLASS

Sold                         3,322,689    $20,785,681     3,955,742   $ 25,227,656

Issued in reinvestment
of distributions               192,227      1,195,047       219,459      1,396,011

Redeemed                   (2,893,149)   (17,926,486)   (2,877,431)   (18,220,571)
                           -----------   ------------   -----------   ------------
                               621,767      4,054,242     1,297,770      8,403,096
                           -----------   ------------   -----------   ------------

INSTITUTIONAL CLASS

Sold                         1,883,900     11,736,790     1,774,286     11,314,912

Issued in reinvestment
of distributions                17,900        111,143         8,236         53,017

Redeemed                     (554,708)    (3,426,895)     (448,137)    (2,872,655)
                           -----------   ------------   -----------   ------------
                             1,347,092      8,421,038     1,334,385      8,495,274
                           -----------   ------------   -----------   ------------

A CLASS

Sold                           199,562      1,240,943        93,171        593,364

Issued in connection
with reclassification
(Note 9)                     1,531,917      9,523,342            --             --

Issued in reinvestment
of distributions                55,413        340,937         4,098         26,222

Redeemed                     (539,964)    (3,321,710)      (22,040)      (141,034)
                           -----------   ------------   -----------   ------------
                             1,246,928      7,783,512        75,229        478,552
                           -----------   ------------   -----------   ------------

A CLASS (OLD)

Sold                           128,872        822,538       613,956      3,907,488

Issued in reinvestment
of distributions                31,139        198,358        99,327        632,705

Redeemed in connection
with reclassification
(Note 9)                   (1,531,917)    (9,523,342)            --             --

Redeemed                     (312,246)    (1,982,035)     (799,098)    (5,095,378)
                           -----------   ------------   -----------   ------------
                           (1,684,152)   (10,484,481)      (85,815)      (555,185)
                           -----------   ------------   -----------   ------------

B CLASS

Sold                            36,829        230,313        32,561        207,334

Issued in reinvestment
of distributions                 7,180         44,606         6,257         39,884

Redeemed                      (66,192)      (415,106)      (14,471)       (92,149)
                           -----------   ------------   -----------   ------------
                              (22,183)      (140,187)        24,347        155,069
                           -----------   ------------   -----------   ------------
C CLASS

Sold                            62,746        387,238       130,824        831,650

Issued in reinvestment
of distributions                 7,007         43,479         5,694         36,239

Redeemed                      (97,624)      (603,749)     (113,320)      (718,696)
                           -----------   ------------   -----------   ------------
                              (27,871)      (173,032)        23,198        149,193
                           -----------   ------------   -----------   ------------
R CLASS

Sold                               461          2,777            82            527

Issued in reinvestment
of distributions                   278          1,726           253          1,612

Redeemed                         (495)        (2,970)            --             --
                           -----------   ------------   -----------   ------------
                                   244          1,533           335          2,139
                           -----------   ------------   -----------   ------------
Net increase (decrease)      1,481,825    $ 9,462,625     2,669,449   $ 17,128,138
                           ===========   ============   ===========   ============

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39

5. SECURITIES LENDING

As of March 31, 2008, securities in Diversified Bond and High-Yield valued at
$174,181,885 and $22,751,790, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by
ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments.
Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day.
The total market value of all collateral received, at this date, was
$177,096,475 and $23,106,663, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The funds
did not borrow from the line during the year ended March 31, 2008.

7. RISK FACTORS

High-Yield invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk, and default risk.

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 were as follows:

                                  Diversified Bond             High-Yield
                                 2008          2007         2008        2007
DISTRIBUTIONS PAID FROM

Ordinary income              $29,726,379   $33,419,094   $5,921,523  $4,935,203

Long-term capital gains           --            --           --          --

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The reclassifications, which reflect character differences primarily related to federal income tax treatment of paydown losses and income, expense and gain (loss) settlements on swap agreements, were as follows:

                                                         Diversified
                                                            Bond       High-Yield

Undistributed net investment income                      $3,428,708     $545,503

Accumulated undistributed net realized gain (loss)      $(3,514,617)   $(563,303)

Unrealized appreciation (depreciation)                     $85,909       $17,800

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40

As of March 31, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                      Diversified
                                                         Bond         High-Yield

Federal tax cost of investments                       $935,041,291    $114,543,063
                                                      ============   =============

Gross tax appreciation of investments                  $16,204,115       $ 504,772

Gross tax depreciation of investments                  (4,672,643)     (6,406,168)
                                                      ------------   -------------
Net tax appreciation (depreciation) of investments     $11,531,472    $(5,901,396)
                                                      ============   =============
Net tax appreciation (depreciation) on derivatives
and translation of assets and liabilities in
foreign currencies                                     $ 2,173,854       $ 231,813
                                                      ------------   -------------
Net tax appreciation (depreciation)                    $13,705,326    $(5,669,583)
                                                      ============   =============

Undistributed ordinary income                           $7,499,510        $614,385

Accumulated long-term gains                             $1,635,993              --

Accumulated capital losses                                      --   $(12,803,330)

Capital loss deferrals                                          --      $(345,689)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains for certain futures contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be limited due to large shareholder redemptions. The capital loss carryovers expire as follows:

                   2009            2010        2011     2012     2013      2014

High-Yield     $(2,497,586)   $(10,290,680)     --       --       --     $(15,064)

The capital loss deferrals listed above represent net capital losses incurred in the five-month period ended March 31, 2008. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. CORPORATE EVENT

Effective September 4, 2007, the A Class (old) shares of Diversified Bond and
High-Yield were reclassified as Advisor Class shares of the same fund.
Subsequent to the reclassification, the Advisor Class was renamed A Class. The changes were approved by the Board of Trustees on December 8, 2006.

10. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The adoption of FIN 48 did not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

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41

FINANCIAL HIGHLIGHTS
Diversified Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004

PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $10.02      $9.89    $10.10     $10.49     $10.47
                               --------   --------  --------   --------   --------

Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                         0.46       0.45      0.41       0.33       0.36

 Net Realized and
 Unrealized Gain (Loss)            0.45       0.13    (0.21)     (0.27)       0.14
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations             0.91       0.58      0.20       0.06       0.50
                               --------   --------  --------   --------   --------

Distributions

 From Net
 Investment Income               (0.45)     (0.45)    (0.41)     (0.34)     (0.37)

 From Net Realized Gains             --         --        --     (0.11)     (0.11)
                               --------   --------  --------   --------   --------
 Total Distributions             (0.45)     (0.45)    (0.41)     (0.45)     (0.48)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                    $10.48     $10.02     $9.89     $10.10     $10.49
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                   9.38%      6.05%     1.97%      0.63%      4.92%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                        0.62%      0.62%     0.62%      0.63%      0.64%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                        4.53%      4.58%     4.04%      3.25%      3.38%

Portfolio Turnover Rate            250%       323%      341%       386%       324%

Net Assets, End of
Period (in thousands)          $515,184   $394,346  $225,187   $180,346   $177,791

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
42

Diversified Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period              $10.02      $9.89    $10.10     $10.49     $10.47
                               --------   --------  --------   --------   --------

Income From Investment
Operations

 Net Investment
 Income (Loss)(1)                  0.48       0.47      0.43       0.35       0.38

 Net Realized and
 Unrealized Gain (Loss)            0.45       0.13    (0.21)     (0.27)       0.14
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations             0.93       0.60      0.22       0.08       0.52
                               --------   --------  --------   --------   --------

Distributions

 From Net
 Investment Income               (0.47)     (0.47)    (0.43)     (0.36)     (0.39)

 From Net Realized Gains             --         --        --     (0.11)     (0.11)
                               --------   --------  --------   --------   --------
 Total Distributions             (0.47)     (0.47)    (0.43)     (0.47)     (0.50)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                    $10.48     $10.02     $9.89     $10.10     $10.49
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                   9.60%      6.26%     2.17%      0.83%      5.13%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                        0.42%      0.42%     0.42%      0.43%      0.44%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                        4.73%      4.78%     4.24%      3.45%      3.58%

Portfolio Turnover Rate            250%       323%      341%       386%       324%

Net Assets, End of
Period (in thousands)          $186,031   $389,829  $440,579   $336,207   $309,579

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
43

Diversified Bond

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
                                 2008       2007       2006        2005        2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $10.02      $9.89     $10.10      $10.49      $10.47
                                --------   --------   --------    --------    --------

Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                   0.44       0.43       0.38        0.31        0.33

 Net Realized and
 Unrealized Gain (Loss)             0.45       0.13     (0.21)      (0.28)        0.14
                                --------   --------   --------    --------    --------
 Total From
 Investment Operations              0.89       0.56       0.17        0.03        0.47
                                --------   --------   --------    --------    --------

Distributions

 From Net
 Investment Income                (0.43)     (0.43)     (0.38)      (0.31)      (0.34)

 From Net
 Realized Gains                       --         --         --      (0.11)      (0.11)
                                --------   --------   --------    --------    --------
 Total Distributions              (0.43)     (0.43)     (0.38)      (0.42)      (0.45)
                                --------   --------   --------    --------    --------
Net Asset Value,
End of Period                     $10.48     $10.02      $9.89      $10.10      $10.49
                                ========   ========   ========    ========    ========

TOTAL RETURN(3)                    9.11%      5.77%      1.72%       0.38%       4.66%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average Net Assets              0.87%      0.87%      0.87%       0.88%       0.89%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                         4.28%      4.33%      3.79%       3.00%       3.13%

Portfolio Turnover Rate             250%       323%       341%        386%        324%

Net Assets, End of Period
(in thousands)                   $23,020     $3,405     $5,642      $5,421      $7,107

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
44

Diversified Bond

B Class
For a Share Outstanding Throughout the Years Ended March 31
                                     2008        2007        2006        2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period                $10.02       $9.89      $10.10      $10.49     $10.47
                                 --------    --------    --------    --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                    0.36        0.35        0.31        0.23       0.26

 Net Realized and
 Unrealized Gain (Loss)              0.45        0.13      (0.21)      (0.27)       0.14
                                 --------    --------    --------    --------   --------
 Total From
 Investment Operations               0.81        0.48        0.10      (0.04)       0.40
                                 --------    --------    --------    --------   --------

Distributions

 From Net
 Investment Income                 (0.35)      (0.35)      (0.31)      (0.24)     (0.27)

 From Net
 Realized Gains                        --          --          --      (0.11)     (0.11)
                                 --------    --------    --------    --------   --------
 Total Distributions               (0.35)      (0.35)      (0.31)      (0.35)     (0.38)
                                 --------    --------    --------    --------   --------
Net Asset Value,
End of Period                      $10.48      $10.02       $9.89      $10.10     $10.49
                                 ========    ========    ========    ========   ========

TOTAL RETURN(2)                     8.30%       5.00%       0.96%     (0.37)%      3.87%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets               1.62%       1.62%       1.62%       1.63%      1.64%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                          3.53%       3.58%       3.04%       2.25%      2.38%

Portfolio Turnover Rate              250%        323%        341%        386%       324%

Net Assets, End of Period
(in thousands)                     $1,105        $806        $750        $753       $615

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
45

Diversified Bond

C Class
For a Share Outstanding Throughout the Years Ended March 31
                                     2008        2007        2006       2005        2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period                $10.02       $9.89      $10.10     $10.49      $10.47
                                 --------    --------    --------   --------    --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                    0.36        0.35        0.31       0.23        0.28

 Net Realized and
 Unrealized Gain (Loss)              0.45        0.13      (0.21)     (0.27)        0.14
                                 --------    --------    --------   --------    --------
 Total From
 Investment Operations               0.81        0.48        0.10     (0.04)        0.42
                                 --------    --------    --------   --------    --------
Distributions

 From Net
 Investment Income                 (0.35)      (0.35)      (0.31)     (0.24)      (0.29)

 From Net
 Realized Gains                        --          --          --     (0.11)      (0.11)
                                 --------    --------    --------   --------    --------
 Total Distributions               (0.35)      (0.35)      (0.31)     (0.35)      (0.40)
                                 --------    --------    --------   --------    --------
Net Asset Value,
End of Period                      $10.48      $10.02       $9.89     $10.10      $10.49
                                 ========    ========    ========   ========    ========

TOTAL RETURN(2)                     8.30%       4.99%       0.96%    (0.37)%       4.07%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets               1.62%       1.62%       1.62%      1.63%       1.47%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                          3.53%       3.58%       3.04%      2.25%       2.55%

Portfolio Turnover Rate              250%        323%        341%       386%        324%

Net Assets, End of Period
(in thousands)                     $5,016      $2,718      $1,334     $1,418      $1,347

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
46

Diversified Bond

R Class
For a Share Outstanding Throughout the Years Ended March 31
(except as noted)
                                                      2008       2007    2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                $10.02      $9.89     $10.17
                                                  --------   --------   --------

Income From Investment Operations

 Net Investment Income (Loss)(2)                      0.41       0.40       0.25

 Net Realized and Unrealized Gain (Loss)              0.45       0.13     (0.28)
                                                  --------   --------   --------
 Total From Investment Operations                     0.86       0.53     (0.03)
                                                  --------   --------   --------
Distributions

 From Net Investment Income                         (0.40)     (0.40)     (0.25)
                                                  --------   --------   --------
Net Asset Value, End of Period                      $10.48     $10.02      $9.89
                                                  ========   ========   ========

TOTAL RETURN(3)                                      8.84%      5.52%    (0.33)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                                1.12%      1.12%   1.12%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                4.03%      4.08%   3.68%(4)

Portfolio Turnover Rate                               250%       323%    341%(5)

Net Assets, End of Period (in thousands)               $31        $26        $25

(1) July 29, 2005 (commencement of sale) through March 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2006.

See Notes to Financial Statements.

------
47

High-Yield

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
                                    2008       2007       2006        2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                          $6.48      $6.38      $6.42       $6.55      $6.13
                                --------   --------   --------    --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                      0.42       0.42       0.43        0.46       0.50

 Net Realized and
 Unrealized Gain (Loss)           (0.51)       0.10     (0.04)      (0.13)       0.42
                                --------   --------   --------    --------   --------
 Total From
 Investment Operations            (0.09)       0.52       0.39        0.33       0.92
                                --------   --------   --------    --------   --------
Distributions

 From Net
 Investment Income                (0.42)     (0.42)     (0.43)      (0.46)     (0.50)
                                --------   --------   --------    --------   --------
Net Asset Value,
End of Period                      $5.97      $6.48      $6.38       $6.42      $6.55
                                ========   ========   ========    ========   ========

TOTAL RETURN(1)                  (1.41)%      8.54%      6.29%       5.17%     15.53%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                      0.80%(2)   0.79%(2)   0.81%(2)       0.88%      0.89%

Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)                    0.87%      0.87%      0.87%       0.88%      0.89%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                      6.87%(2)   6.69%(2)   6.74%(2)       7.04%      7.82%

Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)                    6.80%      6.61%      6.68%       7.04%      7.82%

Portfolio Turnover Rate              40%        45%        40%         64%        80%

Net Assets, End of Period
(in thousands)                   $51,375    $51,717    $42,650     $40,746    $54,074

(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(2) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

------
48

High-Yield

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                             2008       2007       2006    2005(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                         $6.48      $6.38      $6.42      $6.43
                                         --------   --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)                0.44       0.44       0.44       0.30

 Net Realized and Unrealized
 Gain (Loss)                               (0.51)       0.10     (0.04)     (0.01)
                                         --------   --------   --------   --------
 Total From Investment Operations          (0.07)       0.54       0.40       0.29
                                         --------   --------   --------   --------
Distributions

 From Net Investment Income                (0.44)     (0.44)     (0.44)     (0.30)
                                         --------   --------   --------   --------
Net Asset Value, End of Period              $5.97      $6.48      $6.38      $6.42
                                         ========   ========   ========   ========

TOTAL RETURN(2)                           (1.21)%      8.76%      6.50%      4.53%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                       0.60%(3)   0.59%(3)   0.61%(3)   0.68%(4)

Ratio of Operating Expenses to
Average Net Assets (Before
Expense Waiver)                             0.67%      0.67%      0.67%   0.68%(4)

Ratio of Net Investment Income
(Loss) to Average Net Assets             7.07%(3)   6.89%(3)   6.94%(3)   4.37%(4)

Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)                     7.00%      6.81%      6.88%   4.37%(4)

Portfolio Turnover Rate                       40%        45%        40%     64%(5)

Net Assets, End of Period
(in thousands)                            $24,795    $18,177     $9,387     $3,021

(1) August 2, 2004 (commencement of sale) through March 31, 2005.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2005.

See Notes to Financial Statements.

------
49

High-Yield

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
                                    2008       2007       2006        2005      2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period                $6.48      $6.38      $6.42       $6.55     $6.13
                                --------   --------   --------    --------  --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                      0.41       0.41       0.42        0.44      0.49

 Net Realized and
 Unrealized Gain (Loss)           (0.51)       0.10     (0.04)      (0.13)      0.42
                                --------   --------   --------    --------  --------
 Total From
 Investment Operations            (0.10)       0.51       0.38        0.31      0.91
                                --------   --------   --------    --------  --------
Distributions

 From Net
 Investment Income                (0.41)     (0.41)     (0.42)      (0.44)    (0.49)
                                --------   --------   --------    --------  --------
Net Asset Value,
End of Period                      $5.97      $6.48      $6.38       $6.42     $6.55
                                ========   ========   ========    ========  ========

TOTAL RETURN(2)                  (1.65)%      8.27%      6.02%       4.91%    15.35%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                      1.05%(3)   1.04%(3)   1.06%(3)       1.13%  1.12%(4)

Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)                    1.12%      1.12%      1.12%       1.13%     1.14%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                      6.62%(3)   6.44%(3)   6.49%(3)       6.79%  7.59%(4)

Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)                    6.55%      6.36%      6.43%       6.79%     7.57%

Portfolio Turnover Rate              40%        45%        40%         64%       80%

Net Assets, End of Period
(in thousands)                    $8,275       $900       $407        $385      $242

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(4) During the year ended March 31, 2004, the distributor voluntarily waived a portion of its distribution and service fees.

See Notes to Financial Statements.

------
50

High-Yield

B Class
For a Share Outstanding Throughout the Years Ended March 31
                                     2008       2007       2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period                 $6.48      $6.38      $6.42      $6.55      $6.13
                                 --------   --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                       0.36       0.36       0.37       0.39       0.44

 Net Realized and
 Unrealized Gain (Loss)            (0.51)       0.10     (0.04)     (0.13)       0.42
                                 --------   --------   --------   --------   --------
 Total From
 Investment Operations             (0.15)       0.46       0.33       0.26       0.86
                                 --------   --------   --------   --------   --------

Distributions

 From Net
 Investment Income                 (0.36)     (0.36)     (0.37)     (0.39)     (0.44)
                                 --------   --------   --------   --------   --------
Net Asset Value,
End of Period                       $5.97      $6.48      $6.38      $6.42      $6.55
                                 ========   ========   ========   ========   ========

TOTAL RETURN(1)                   (2.39)%      7.47%      5.23%      4.13%     14.38%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                       1.80%(2)   1.79%(2)   1.81%(2)      1.88%      1.89%

Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)                     1.87%      1.87%      1.87%      1.88%      1.89%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                       5.87%(2)   5.69%(2)   5.74%(2)      6.04%      6.82%

Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)                     5.80%      5.61%      5.68%      6.04%      6.82%

Portfolio Turnover Rate               40%        45%        40%        64%        80%

Net Assets, End of Period
(in thousands)                     $1,119     $1,358     $1,182     $1,105       $855

(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(2) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

------
51

High-Yield

C Class
For a Share Outstanding Throughout the Years Ended March 31
                                    2008       2007       2006        2005      2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period                $6.48      $6.38      $6.42       $6.55     $6.13
                                --------   --------   --------    --------  --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                      0.36       0.36       0.37        0.39      0.45

 Net Realized and
 Unrealized Gain (Loss)           (0.51)       0.10     (0.04)      (0.13)      0.42
                                --------   --------   --------    --------  --------
 Total From
 Investment Operations            (0.15)       0.46       0.33        0.26      0.87
                                --------   --------   --------    --------  --------
Distributions

 From Net
 Investment Income                (0.36)     (0.36)     (0.37)      (0.39)    (0.45)
                                --------   --------   --------    --------  --------
Net Asset Value,
End of Period                      $5.97      $6.48      $6.38       $6.42     $6.55
                                ========   ========   ========    ========  ========

TOTAL RETURN(1)                  (2.39)%      7.46%      5.23%       4.13%    14.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                      1.80%(2)   1.79%(2)   1.81%(2)       1.88%     1.72%

Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)                    1.87%      1.87%      1.87%       1.88%     1.72%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                      5.87%(2)   5.69%(2)   5.74%(2)       6.04%     6.99%

Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)                    5.80%      5.61%      5.68%       6.04%     6.99%

Portfolio Turnover Rate              40%        45%        40%         64%       80%

Net Assets, End of Period
(in thousands)                    $1,678     $2,002     $1,823      $3,351    $3,590

(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(2) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

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52

High-Yield

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                       2008         2007     2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                  $6.48        $6.38       $6.51
                                                   --------     --------    --------
Income From Investment Operations

 Net Investment Income (Loss)                          0.39         0.39        0.27

 Net Realized and Unrealized Gain (Loss)             (0.51)         0.10      (0.13)
                                                   --------     --------    --------
 Total From Investment Operations                    (0.12)         0.49        0.14
                                                   --------     --------    --------
Distributions

 From Net Investment Income                          (0.39)       (0.39)      (0.27)
                                                   --------     --------    --------
Net Asset Value, End of Period                        $5.97        $6.48       $6.38
                                                   ========     ========    ========

TOTAL RETURN(2)                                     (1.90)%        8.00%       2.23%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets(3)                              1.30%        1.29%    1.27%(4)

Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)                    1.37%        1.37%    1.37%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets(3)                              6.37%        6.19%    6.39%(4)

Ratio of Net Investment Income (Loss) to
Average Net Assets (Before Expense Waiver)            6.30%        6.11%    6.29%(4)

Portfolio Turnover Rate                                 40%          45%      40%(5)

Net Assets, End of Period (in thousands)                $27          $28         $26

(1) July 29, 2005 (commencement of sale) through March 31, 2006.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2006.

See Notes to Financial Statements.

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53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century Investment Trust and Shareholders
of the Diversified Bond Fund and the High-Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified
Bond Fund and High-Yield Fund (two of the ten funds comprising the American
Century Investment Trust, hereafter referred to as the "Funds") at March 31,
2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds'
management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 19, 2008

------
54

MANAGEMENT

The individuals listed below serve as trustees or officers of the funds. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are
"interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the funds'
investment advisor, American Century Investment Management, Inc. (ACIM or the
advisor); the funds' principal underwriter, American Century Investment
Services, Inc. (ACIS); and the funds' transfer agent, American Century
Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM, or American Century Global Investment
Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Trustee and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 105
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------
55

INDEPENDENT TRUSTEES

JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Trustee (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Trustee (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

FREDERICK L.A. GRAUER, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Trustee (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Advisor, Barclays Global
Investors (2003 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

PETER F. PERVERE, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Trustee (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.

MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUNDS: Trustee (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Trustee (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present)

JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Trustee (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------
56

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUNDS: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-2021.

------
57

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
58

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Bond Index, comprising 30- and 15-year GNMA, FNMA, and FHLMC pass-throughs and
FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI)(SM) measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

The MERRILL LYNCH US HIGH YIELD MASTER II CONSTRAINED INDEX tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic markets and limits any single issuer to no more than 2% of the index.

------
59

NOTES

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60

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . .       1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . .       1-800-345-2021 or
                                                             816-531-5575

INVESTORS USING ADVISORS . . . . . . . . . . . . . . .       1-800-378-9878

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . .       1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . .       1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . .       1-800-634-4113

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0805
CL-ANN-60038N

[front cover]

ANNUAL REPORT
MARCH 31, 2008

[american century investments logo and text logo®]

AMERICAN CENTURY INVESTMENTS

PREMIUM MONEY MARKET FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the annual report for the American Century®
Premium Money Market Fund for the 12 months ended March 31, 2008. We also recommend our website, americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information about portfolio strategy, personal finance, government policy, and the markets.

As noted on the website, 2008 marks our 50th year. Since 1958, we've worked for you with integrity, always striving to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous recessionary cycles. As we've crossed those hurdles and earned your trust, our assets under management have grown to close to $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these turbulent times.

Our investment discipline and integrity are important features of our portfolios. For example, our fixed-income investment team anticipated the current credit squeeze. Instead of chasing higher yields and adding leveraged exposure as the credit bubble inflated, the team minimized our portfolios'
direct exposure to subprime-related debt, preserving investors' hard-earned capital. The team also positioned the portfolios to capitalize on opportunities, including attractive high-quality securities discarded by investors with liquidity needs.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .    2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .    2

PREMIUM MONEY MARKET

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By David MacEwen, Chief Investment Officer, Fixed-Income

VOLATILITY REIGNED

The 12 months ended March 31, 2008, saw widely divergent bond returns as market volatility surged in the wake of the subprime credit crisis. Credit woes spread across the financial system, affecting banks, brokers, bond insurers, hedge funds, and other big, institutional players important for the functioning of the markets. This led to risk aversion that colored the return picture for assets ranging from the riskiest high-yield bonds to even some of the highest-quality money market securities.

The subprime meltdown had direct economic effects as well, weighing on consumer spending and confidence, leading many economists to suggest that the economy is already in recession. But even as growth slowed, higher commodity prices (led by oil) meant rising inflation. The government consumer price index (CPI) rose 4% during the reporting period.

The Federal Reserve (the Fed) took a series of extraordinary steps, slashing interest rates and acting as a lender of last resort not only for banks, but also major brokers. For the year, the federal funds rate target declined from
5.25% to 2.25%.

TREASURY BONDS RULED ROOST

The volatility, credit, and liquidity concerns in the market all favored
Treasury securities over higher-yielding, lower-quality alternatives (see the returns table). Inflation-linked bonds -- particularly Treasury inflation-indexed securities -- performed best because of their combination of high quality and inflation protection. Meanwhile, risky corporate high-yield bonds posted negative returns.

RATES FELL, CURVE STEEPENED

Against this backdrop, Treasury yields declined. The yield on the two-year
Treasury note tumbled from 4.58% to 1.59%, while yields on longer-term notes and bonds fell less. That's because investors worried about the potential long-term inflation effects of Fed rate cuts, high energy and commodity prices, and a weaker dollar. As a result, the yield curve fell and steepened
-- the difference in yield between two- and 10-year Treasury securities increased sharply from seven to 182 basis points (a basis point equals 0.01%).

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2008

TREASURY SECURITIES
3-Month Bill                                 4.81%
2-Year Note                                  9.39%
5-Year Note                                 14.37%
10-Year Note                                14.35%
30-Year Bond                                13.86%

CITIGROUP U.S. BOND MARKET INDICES
High-Yield Market (corporate)               -3.58%
Credit (investment-grade corporate)          4.41%
Mortgage (mortgage-backed)                   7.95%
Broad Investment-Grade (multi-sector)        8.41%
Agency                                      10.37%
Treasury                                    12.24%
Inflation-Linked Securities                 14.64%

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2

PERFORMANCE
Premium Money Market

Total Returns as of March 31, 2008
                                            Average Annual Returns
                                                                 Since      Inception
                         1 year       5 years     10 years     Inception      Date

INVESTOR CLASS          4.70%(1)       3.01%        3.58%        3.95%       4/1/93

90-DAY U.S. TREASURY
BILL INDEX(2)             3.69%        2.95%        3.43%        3.88%         --

LIPPER MONEY MARKET
INSTRUMENT FUNDS
AVERAGE RETURN(2)         4.14%        2.53%        3.14%          --          --

Fund's Lipper
Ranking among Money
Market Instrument
Funds(2)                27 of 335    21 of 290    18 of 190        --          --

Premium Money Market acquired all of the net assets of American Century
Premium Capital Reserve Fund and the American Century Premium Government
Reserve Fund on December 3, 2001, pursuant to a plan approved by the acquired funds' shareholders on November 16, 2001. Performance information prior to
December 3, 2001 is that of the American Century Premium Capital Reserve Fund.

(1) Class returns would have been lower if American Century had not voluntarily waived a portion of its management fees.

(2) Data provided by Lipper Inc. - A Reuters Company. © 2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.
  Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

------
3

PORTFOLIO COMMENTARY
Premium Money Market

Lead Portfolio Manager: Lynn Paschen
Macro Strategy Team Representative: Steven Permut

PERFORMANCE SUMMARY

Premium Money Market returned 4.70%* for the 12 months ended March 31, 2008, outperforming the 4.14% average return of the 335 funds in Lipper Inc.'s Money
Market Funds category. The portfolio's 12-month return ranked in the top 9% of the Lipper category, and its five- and 10-year returns ranked in the top 8%
and 10%, respectively, of the Lipper group (see the previous page).

FED POLICY CHANGED TO RAPID RATE REDUCTION

In the first half of the reporting period, a lingering threat of inflation and strong economic growth kept the Federal Reserve (the Fed) on hold and the fed funds target rate at 5.25%. Despite increasing threats to economic growth from the housing market slump, rising mortgage delinquencies, and high energy prices, the Fed continued to view inflation as a bigger concern than recession.

In late July 2007, credit and liquidity concerns stemming from a meltdown in the subprime mortgage market took hold of the financial markets. Originally, the problems were confined to the taxable bond market, but the contagion quickly spread to the asset-backed segment of the money market and eventually to the municipal securities market. The credit crisis sent investors fleeing to the relative safety of U.S. Treasury securities. At the same time, U.S.
economic growth prospects tumbled, prompting a marked change in Fed strategy.
Reversing a long anti-inflation stance, the Fed indicated the present danger of recession had surmounted that of inflation -- despite the soaring costs of oil and other commodities.

Between September 18, 2007, and March 18, 2008, the Fed slashed the fed funds target by three percentage points, to 2.25%, to help counter the effects of the housing market downturn and waning consumer and investor confidence. In addition, in late 2007 the Fed established a temporary Term Auction Facility to address the elevated pressures in the short-term funding markets. Then, following the near-collapse of investment bank Bear Stearns in March 2008, the
Fed took extraordinary measures to stabilize the financial markets, launching two new liquidity-enhancement programs for broker/dealers and loosening its collateral requirements.

Portfolio Composition by Credit Rating
                           % of fund       % of fund
                          investments     investments
                             as of           as of
                            3/31/08         9/30/07

A-1+                          77%             67%
A-1                           23%             33%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

Portfolio Composition by Maturity
                           % of fund       % of fund
                          investments     investments
                             as of           as of
                            3/31/08         9/30/07

1 - 30 days                   61%             56%
31 - 90 days                  23%             35%
91 - 180 days                 10%             7%
More than 180 days            6%              2%

*Class returns would have been lower had management fees not been waived.

------
4

Premium Money Market

The Fed's easing campaign, combined with a widespread flight to quality by investors, sparked a strong rally in the Treasury market. The yield on the three-month Treasury bill plunged 3.7 percentage points during the reporting period, from 5.03% to 1.33%.

PORTFOLIO STRATEGY

Premium Money Market's seven-day current yield declined during the reporting period, from 4.99% to 3.06%, reflecting the general decline in rates. In this environment, we attempted to lock in higher yields by extending the portfolio's average maturity, which ended the period at 44 days, compared with
39 days at the end of March 2007.

The portfolio held no securities exposed to the subprime market and no mortgage-related asset-backed commercial paper. These securities do not meet our stringent selection criteria. Instead, we maintained our conservative approach toward credit-related money market securities. Unlike many of our peers, who simply avoided such securities in the wake of the subprime fallout, we continued to invest in high-quality, short-term asset-backed securities, confident our thorough credit research would identify the most attractive securities. We pursued a similar approach in the hard-hit financials sector, where we streamlined our exposure to banks and brokers, reduced the number of names in the portfolio, imposed dollar limits on those we owned and kept maturities short. These strategies proved effective and contributed positively to the fund's performance.

OUTLOOK

The probability of an economic hard landing/recession has increased, as the fallout from the bursting credit bubble and the ensuing deleveraging process work their way through the system. The unwinding/deleveraging process is healthy and necessary, but is rarely orderly. We expect further Fed rate cuts, assuming the economy and employment continue to weaken in 2008.

Yields and Weighted Average Maturity
                                        3/31/08

7-Day Current Yield(1)                   3.06%
7-Day Effective Yield(1)                 3.10%

                                  3/31/08     9/30/07

Weighted Average Maturity         44 days     39 days

(1) The yields presented reflect the waiver of a portion of the fund's management fees. Without such waiver, the 7-day yields would have been lower.

------
5

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2007 to March 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------
6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                       Beginning
                       Account        Ending         Expenses Paid     Annualized
                       Value          Account      During Period(1)      Expense
                        10/1/07    Value 3/31/08   10/1/07 - 3/31/08    Ratio(1)
Actual
(after waiver)(2)        $1,000      $1,021.20           $2.27            0.45%

Actual
(before waiver)          $1,000    $1,021.20(3)          $2.37            0.47%

Hypothetical (after
waiver)(2)               $1,000      $1,022.75           $2.28            0.45%

Hypothetical (before
waiver)                  $1,000      $1,022.65           $2.38            0.47%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2) During the six months ended March 31, 2008, the fund received a partial waiver of its management fee.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

------
7

SCHEDULE OF INVESTMENTS
Premium Money Market

MARCH 31, 2008

Principal Amount                                                             Value

Commercial Paper(1) -- 41.4%

   $ 1,500,000  Allied Irish Banks N.A., 2.67%, 9/8/08 (Acquired
                3/12/08, Cost $1,479,975)(2)                           $ 1,482,200
    15,000,000  American Honda Finance, 2.77%, 4/28/08                  14,968,838
     7,500,000  Amsterdam Funding Corp., 3.10%, 4/1/08 (Acquired
                3/31/08, Cost $7,499,354)(2)                             7,500,000
    15,000,000  Amsterdam Funding Corp., 3.05%, 4/4/08 (Acquired
                2/1/08, Cost $14,919,938)(2)                            14,996,187
     7,400,000  Amsterdam Funding Corp., 4.50%, 4/10/08
                (Acquired 1/4/08, Cost $7,310,275)(2)                    7,391,675
    20,000,000  Barclays U.S. Funding LLC, 2.87%, 8/7/08                19,796,267
    20,000,000  Canadian Imperial Holdings, 3.07%, 4/3/08               19,996,589
    10,000,000  Cedar Springs Capital Co., 4.10%, 7/14/08
                (Acquired 1/16/08, Cost $9,795,000)(2)                   9,881,556
    11,000,000  Chariot Funding LLC, 4.55%, 4/7/08 (Acquired
                1/3/08, Cost $10,873,485)(2)                            10,991,659
     6,000,000  Chariot Funding LLC, 3.25%, 4/24/08 (Acquired
                1/25/08, Cost $5,951,250)(2)                             5,987,542
    14,700,000  Charta LLC, 3.15%, 4/2/08 (Acquired 2/8/08, Cost
                $14,630,543)(2)                                         14,698,714
    20,000,000  Charta LLC, 3.23%, 4/9/08 (Acquired 2/25/08,
                Cost $19,921,044)(2)                                    19,985,644
     4,700,000  CRC Funding LLC, 2.64%, 5/20/08 (Acquired
                3/19/08, Cost $4,678,631)(2)                             4,683,111
    10,800,000  Crown Point Capital Co., 3.30%, 5/6/08 (Acquired
                3/10/08, Cost $10,743,570)(2)                           10,765,350
    11,000,000  Crown Point Capital Co., 3.25%, 5/23/08
                (Acquired 2/27/08, Cost $10,914,597)(2)                 10,948,361
    10,000,000  Crown Point Capital Co., 2.92%, 9/12/08
                (Acquired 3/14/08, Cost $9,852,378)(2)                   9,866,978
    10,000,000  Depfa Bank plc, 4.30%, 4/7/08 (Acquired 1/9/08,
                Cost $9,893,694)(2)                                      9,992,833
    15,000,000  Depfa Bank plc, 3.91%, 4/14/08 (Acquired
                1/14/08, Cost $14,851,746)(2)                           14,978,821
    15,000,000  Fortis Funding LLC, 2.67%, 9/30/08 (Acquired
                3/27/08, Cost $14,796,794)(2)                           14,797,904

Principal Amount                                                             Value

   $20,000,000  Govco LLC, 2.75%, 6/9/08 (Acquired 3/12/08, Cost
                $19,864,028)(2)                                       $ 19,894,583
    14,000,000  Govco LLC, 2.95%, 6/26/08 (Acquired 2/12/08,
                Cost $13,845,125)(2)                                    13,901,339
     2,300,000  ING (U.S.) Funding LLC, 2.75%, 6/10/08                   2,287,701
     5,000,000  ING (U.S.) Funding LLC, 3.67%, 6/16/08                   4,961,261
     3,700,000  Legacy Capital LLC, 3.40%, 4/2/08 (Acquired
                3/3/08, Cost $3,689,517)(2)                              3,699,650
     5,000,000  Legacy Capital LLC, 3.25%, 6/6/08 (Acquired
                3/13/08, Cost $4,961,632)(2)                             4,970,208
    10,000,000  Legacy Capital LLC, 3.82%, 7/11/08 (Acquired
                1/18/08, Cost $9,814,306)(2)                             9,892,828
    12,000,000  Legacy Capital LLC, 3.15%, 8/1/08 (Acquired
                2/4/08, Cost $11,812,050)(2)                            11,871,900
    22,000,000  Lexington Parker Capital, 4.00%, 4/22/08
                (Acquired 1/18/08, Cost $21,767,778)(2)                 21,948,666
    12,500,000  Lexington Parker Capital, 3.25%, 6/6/08
                (Acquired 3/7/08, Cost $12,397,309)(2)                  12,425,521
    10,000,000  Marshall & Ilsley Corp., 2.76%, 6/4/08                   9,950,933
     4,839,000  Ranger Funding Co. LLC, 4.10%, 4/18/08 (Acquired
                1/11/08, Cost $4,784,991)(2)                             4,829,631
    11,200,000  Societe Generale, 4.60%, 4/2/08                         11,198,569
    15,000,000  Societe Generale, 4.75%, 4/4/08                         14,994,063
     7,000,000  Stadshypotek Delaware, Inc., 3.15%, 4/22/08
                (Acquired 1/23/08, Cost $6,944,875)(2)                   6,987,138
     5,600,000  Toronto Dominion Holdings, 3.55%, 7/17/08
                (Acquired 1/17/08, Cost $5,499,496)(2)                   5,540,912
    16,300,000  Tulip Funding Corp., 3.13%, 5/7/08 (Acquired
                2/6/08, Cost $16,171,035)(2)                            16,248,981
    15,000,000  UBS Finance LLC, 4.70%, 4/24/08                         14,955,006
    15,000,000  UBS Finance LLC, 3.95%, 5/12/08                         14,932,521
     5,000,000  Variable Funding Capital Co. LLC, 3.20%, 4/25/08
                (Acquired 1/28/08, Cost $4,960,889)(2)                   4,989,333

------
8

Premium Money Market

Principal Amount                                                             Value

   $ 7,700,000  Westpac Banking Corp., 4.52%, 4/2/08 (Acquired
                1/3/08, Cost $7,612,990)(2)                            $ 7,699,033
    15,300,000  Westpac Securities NZ Ltd., 3.59%, 4/7/08
                (Acquired 1/8/08-1/23/08, Cost $15,175,383)(2)          15,290,850
     2,700,000  Windmill Funding Corp., 3.27%, 4/7/08 (Acquired
                2/22/08, Cost $2,688,964)(2)                             2,698,529
    19,200,000  Windmill Funding Corp., 3.27%, 4/9/08 (Acquired
                2/26/08, Cost $19,125,008)(2)                           19,186,048
    13,500,000  Windmill Funding Corp., 2.93%, 5/7/08 (Acquired
                3/14/08, Cost $13,440,668)(2)                           13,460,445
                                                                    --------------
TOTAL COMMERCIAL PAPER                                                 492,525,878
                                                                    --------------

Corporate Bonds -- 28.1%

    12,700,000  American Honda Finance Corp., VRN, 3.09%,
                5/6/08, resets quarterly off the 3-month LIBOR
                minus 0.01% with no caps (Acquired 2/7/08, Cost
                $12,696,698)(2)                                         12,697,623
     3,500,000  Astin Redevelopment L.P., VRN, 2.77%, 4/3/08             3,500,000
    10,000,000  Bank of Scotland plc, 3.75%, 9/30/08 (Acquired
                11/2/07, Cost $9,922,400)(2)                             9,957,481
     5,000,000  Bank of Scotland plc (New York), VRN, 4.64%,
                4/9/08, resets quarterly off the 3-month LIBOR
                plus 0.10% with no caps                                  5,000,000
    15,000,000  Bank of Scotland plc (New York), VRN, 4.61%,
                5/6/08, resets quarterly off the 3-month LIBOR
                plus 0.21% with no caps                                 15,000,000
    20,000,000  Bank of the West, VRN, 2.90%, 4/25/08, resets
                monthly off the 1-month LIBOR plus 0.30% with no
                caps                                                    20,006,358
    25,000,000  Barclays Bank plc (New York), VRN, 3.38%,
                4/7/08, resets monthly off the 1-month LIBOR
                plus 0.29% with no caps                                 25,000,000
     5,000,000  Berkshire Hathaway Finance Corp., 3.375%,
                10/15/08                                                 5,025,932
    10,000,000  Berkshire Hathaway Finance Corp., VRN, 3.13%,
                5/16/08, resets quarterly off the 3-month LIBOR
                plus 0.06% with no caps                                 10,000,171

Principal Amount                                                             Value

   $11,500,000  BNP Paribas, VRN, 3.13%, 5/7/08, resets
                quarterly off the 3-month LIBOR minus 0.03% with
                no caps                                               $ 11,495,805
     3,000,000  Castleton United Methodist Church Inc., VRN,
                2.73%, 4/2/08 (LOC: U.S. Bank N.A.)                      3,000,000
     3,485,000  Christopher Place Inc., VRN, 2.78%, 4/3/08 (LOC:
                Fifth Third Bank)                                        3,485,000
     4,465,000  Crosspoint Community Church, VRN, 2.93%, 4/3/08,
                resets monthly off the 1-month LIBOR plus 0.10%
                with no caps (LOC: AmSouth Bank)                         4,465,000
     6,650,000  Cunat Capital Corp., VRN, 2.73%, 4/3/08                  6,650,000
    16,750,000  Cunat Sheffield Heights LLC, VRN, 2.73%, 4/3/08         16,750,000
     6,135,000  Delos LLC, VRN, 2.73%, 4/3/08 (LOC: Fifth Third
                Bank)                                                    6,135,000
    13,100,000  Dexia Credit Local, VRN, 2.65%, 4/28/08, resets monthly off the 1-month T-Bill minus 0.05% with
                no caps                                                 13,084,425
     4,000,000  First Baptist Church of Opelika, VRN, 2.77%,
                4/3/08 (LOC: FHLB)                                       4,000,000
     4,000,000  Fleet Financial Group, Inc., 6.375%, 5/15/08             4,007,813
     1,655,000  Gastroenterology Associates LLC, VRN, 2.78%,
                4/3/08 (Acquired 7/16/07, Cost $1,655,000)(2)            1,655,000
     2,070,000  Grace Community Church of Amarillo, VRN, 2.77%,
                4/3/08 (LOC: Wells Fargo Bank N.A.)                      2,070,000
     1,215,000  Indiana Finance Auth. Rev., Series 2007 B,
                (Golden Years Homestead and Great Lakes
                Christian Homes), VRDN, 2.76%, 4/3/08 (LOC:
                Keybank N.A.)                                            1,215,000
       375,000  Lakeshore Crossing Apartments, Ltd., VRN, 2.92%,
                4/3/08 (LOC: Wachovia Bank N.A.)                           375,000
     5,600,000  Lee Group Inc./County Materials Inc./Lees
                Aggregate & Trucking Inc., VRN, 2.79%, 4/3/08
                (LOC: FHLB)                                              5,600,000
    10,000,000  MBIA Global Funding LLC, VRN, 1.55%, 4/1/08,
                resets weekly off the 3-month T-Bill plus 0.33%
                with no caps (Acquired 4/11/07, Cost
                $10,000,000)(2)                                         10,000,000

------
9

Premium Money Market

Principal Amount                                                             Value

   $10,000,000  MBIA Global Funding LLC, VRN, 3.16%, 6/4/08,
                resets quarterly off the 3-month LIBOR plus
                0.10% with no caps (Acquired 8/30/07, Cost
                $10,000,000)(2)                                       $ 10,000,000
    13,000,000  MetLife Insurance Co. of Connecticut, VRN,
                5.05%, 4/1/08, resets quarterly off the 3-month
                LIBOR plus 0.05% with no caps (Acquired 10/1/07,
                Cost $13,000,000)(2)                                    13,000,000
     7,000,000  MetLife Insurance Co. of Connecticut, VRN,
                3.25%, 5/15/08, resets quarterly off the 3-month
                LIBOR plus 0.18% with no caps (Acquired 2/14/08,
                Cost $7,000,000)(2)                                      7,000,000
     2,400,000  Multimetco Inc., VRN, 2.93%, 4/3/08, resets
                monthly off the 1-month LIBOR plus 0.10% with no
                caps (LOC: AmSouth Bank)                                 2,400,000
     4,400,000  Pfizer Inc., 3.30%, 3/2/09                               4,432,740
    10,000,000  Royal Bank of Canada (New York), VRN, 2.91%,
                4/14/08, resets monthly off the 1-month T-Bill
                plus 0.05% with no caps                                 10,000,000
     1,300,000  Royal Bank of Canada (New York), VRN, 2.65%,
                4/30/08, resets monthly off the 1-month T-Bill
                minus 0.06% with no caps                                 1,299,758
    10,000,000  Royal Bank of Scotland plc, VRN, 3.94%, 4/22/08,
                resets quarterly off the 3-month T-Bill plus
                0.05% with no caps (Acquired 2/8/08, Cost
                $10,014,580)(2)                                         10,010,178
     6,000,000  Rupert E. Phillips, VRN, 2.77%, 4/3/08 (LOC:
                FHLB)                                                    6,000,000
     7,500,000  Salvation Army, Series 2003 A, VRN, 2.68%,
                4/3/08 (LOC: Bank of New York)                           7,500,000
     2,000,000  Salvation Army, Series 2004 A, VRN, 2.68%,
                4/3/08 (LOC: Bank of New York)                           2,000,000
     6,300,000  St. James United Methodist Church, VRN, 2.78%,
                4/3/08 (LOC: Regions Bank)                               6,300,000
     1,705,000  St. Mary's Congregation, VRN, 2.83%, 4/3/08
                (LOC: M&I Marshall & Isley Bank)                         1,705,000
     9,000,000  Toyota Motor Credit Corp., 5.32%, 6/2/08                 9,000,000

Principal Amount                                                             Value

   $ 9,000,000  Travelers Insurance Co. Group, VRN, 3.15%,
                5/2/08, resets quarterly off the 3-month LIBOR
                plus 0.06% with no caps (Acquired 8/7/03, Cost
                $9,000,000)(2)                                         $ 9,000,000
     1,220,000  U.S. Bank N.A., 6.30%, 7/15/08                           1,225,762
     4,675,000  Wachovia Bank N.A., 4.375%, 8/15/08                      4,699,841
    19,750,000  Wachovia Bank N.A., VRN, 4.67%, 4/3/08, resets quarterly off the 3-month T-Bill minus 0.03%
                with no caps                                            19,756,940
     2,324,000  Wachovia Corp., 6.25%, 8/4/08                            2,347,223
     5,000,000  Wachovia Corp., 3.50%, 8/15/08                           4,999,292
     2,300,000  Wachovia Corp., VRN, 3.30%, 4/30/08, resets
                quarterly off the 3-month T-Bill plus 0.05% with
                no caps                                                  2,299,383
                                                                    --------------
TOTAL CORPORATE BONDS                                                  335,151,725
                                                                    --------------

Municipal Securities -- 18.4%

     1,680,000  Alameda County Industrial Development Auth.
                Rev., Series 2005 B, (Ettore Products Co.),
                VRDN, 2.67%, 4/3/08 (LOC: Comerica Bank)                 1,680,000
     5,100,000  Albany-Dougherty Inner City Auth. Economic
                Development Rev., (Albany Hilton Garden Inn and
                Conference Center), VRDN, 2.77%, 4/3/08 (LOC:
                SunTrust Bank)                                           5,100,000
       430,000  Board of Trustees of Morgan County Memorial
                Hospital Rev., (Johnson County), VRDN, 2.85%,
                4/3/08 (LOC: Fifth Third Bank)                             430,000
     1,160,000  California Infrastructure & Economic Development
                Bank Rev., Series 2000 B, (Metrotile
                Manufacturing), VRDN, 2.78%, 4/3/08 (LOC:
                Comerica Bank)                                           1,160,000
     1,050,000  California Infrastructure & Economic Development
                Bank Rev., Series 2007 B, (Tobinworld), VRDN,
                2.78%, 4/3/08 (LOC: Comerica Bank)                       1,050,000
    16,000,000  Catholic Health Initiatives Rev., Series 2007 B,
                4.85%, 5/2/08                                           16,000,000
    17,000,000  Catholic Health Initiatives Rev., Series 2008 B,
                2.96%, 7/2/08                                           17,000,000

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10

Premium Money Market

Principal Amount                                                             Value

   $ 1,840,000  City of Houston Higher Education Finance Corp.
                Housing Rev., Series 2003 C, (Tierwester Oaks &
                Richfield Manor), VRDN, 3.21%, 4/1/08 (LOC: Bank
                of New York)                                           $ 1,840,000
     1,570,000  City of Salinas Economic Development Rev.,
                Series 2007 B, (Monterey County Public
                Building), VRDN, 2.77%, 4/3/08 (LOC: Bank of New
                York)                                                    1,570,000
       350,000  Colorado Housing & Finance Auth. Economic
                Development Rev., Series 2004 B, (Corey
                Building), VRDN, 2.78%, 4/3/08 (LOC: Wells Fargo
                Bank N.A.)                                                 350,000
       520,000  Colorado Housing & Finance Auth. Economic
                Development Rev., Series 2004 B, (Taxable POPIEL
                Properties), VRDN, 2.76%, 4/3/08 (LOC: Guaranty
                Bank & Trust and Wells Fargo Bank N.A.)                    520,000
     1,080,000  Colorado Housing & Finance Auth. Economic
                Development Rev., Series 2005 B, (Closet
                Factory), VRDN, 2.78%, 4/3/08 (LOC: Colorado
                Business Bank and Bank of New York)                      1,080,000
     1,040,000  Colorado Housing & Finance Auth. Economic
                Development Rev., Series 2007 B, (Monaco LLC),
                VRDN, 2.78%, 4/2/08 (LOC: JPMorgan Chase Bank)           1,040,000
     8,500,000  Cook County GO, Series 2005 D, (Public
                Improvements), VRDN, 2.93%, 4/2/08 (SBBPA: Depfa
                Bank plc)                                                8,500,000
     5,105,000  Cook County Industrial Development Rev., Series
                1999 B, (Devorahco LLC), VRDN, 2.70%, 4/3/08
                (LOC: LaSalle Bank N.A.)                                 5,105,000
       630,000  Crawford Education Facilities Corp. Rev., Series
                2004 B, (Refunding Taxable University Package),
                VRDN, 2.77%, 4/3/08 (LOC: BNP Paribas)                     630,000
     2,800,000  Fairfield Rev., Series 2005 A2, VRDN, 2.68%,
                4/3/08 (LOC: Landesbank Hessen-Thuringen
                Girozentrale)                                            2,800,000

Principal Amount                                                             Value

   $12,500,000  Florida Housing Finance Corp. Multifamily
                Mortgage Rev., Series 2007 G2, (Northbridge
                Apartments), VRDN, 3.75%, 4/2/08 (LOC: Keybank
                N.A.)                                                 $ 12,500,000
       400,000  Greenville Memorial Auditorium District COP,
                Series 1996 C, (BI-LO Center), VRDN, 3.03%,
                4/2/08 (LOC: Bank of America N.A.)                         400,000
    10,000,000  Kansas City Financing Commission Tax Increment
                Rev., Series 2006 B, (Briarcliff West), VRDN,
                2.72%, 4/3/08 (LOC: M&I Marshall & Isley Bank)          10,000,000
     3,000,000  Kentucky Housing Corp. Rev., Series 2008 B,
                VRDN, 4.01%, 4/3/08 (SBBPA: Lloyds TSB Bank plc)         3,000,000
     8,100,000  Lower Colorado River Auth. Rev., Series 2008 A,
                3.15%, 4/4/08                                            8,100,000
    12,500,000  Mississippi Business Finance Corp. Rev., (Aurora
                Flight Sciences Corp.), VRDN, 2.77%, 4/3/08
                (LOC: Branch Banking & Trust)                           12,500,000
     7,500,000  Mississippi Business Finance Corp. Rev., Series
                2005, (Future Pipe Industries, Inc.), VRDN,
                2.77%, 4/3/08 (LOC: Mashreqbank and Bank of New
                York)                                                    7,500,000
    10,000,000  Mississippi Business Finance Corp. Rev., Series
                2006 R-1, (Brown Bottling Group, Inc.), VRDN,
                2.77%, 4/3/08 (LOC: FHLB)                               10,000,000
     2,120,000  Mississippi Business Finance Corp. Rev., Series
                2007 B, (Drury Inns, Inc.), VRDN, 2.80%, 4/2/08
                (LOC: Regions Bank)                                      2,120,000
     2,845,000  Mobile Airport Auth. Rev., VRDN, 2.78%, 4/3/08
                (LOC: Regions Bank)                                      2,845,000
     7,345,000  Montebello COP, VRDN, 2.73%, 4/2/08 (LOC: Union
                Bank of California and California State
                Teacher's Retirement System)                             7,345,000
    13,800,000  Morgan Hill Redevelopment Agency Tax Allocation
                Rev., Series 2008 B, (Ojo de Agua Redevelopment
                Area), VRDN, 2.68%, 4/3/08 (LOC: Scotiabank)            13,800,000

------
11

Premium Money Market

Principal Amount                                                             Value

     $ 280,000  Nebraska Investment Finance Auth. Multifamily
                Rev., Series 2001 B, (Riverbend Apartments),
                VRDN, 2.70%, 4/3/08 (LOC: LaSalle Bank N.A.)              $280,000
     1,350,000  New Jersey Economic Development Auth. Rev.,
                Series 2006 B, (Accurate Box Co., Inc.), VRDN,
                2.77%, 6/2/08 (LOC: Sun Bank N.A. and Wells
                Fargo Bank N.A.)                                         1,350,000
     8,800,000  New York Housing Finance Agency Rev., Series
                2005 B, (55 West 25th Street Housing), VRDN,
                2.65%, 4/3/08 (LOC: FNMA)                                8,800,000
     1,765,000  North Carolina Medical Care Commission Health
                Care Facilities Rev., Series 2007 B, VRDN,
                3.43%, 4/3/08 (LOC: RBS Citizens Bank N.A.)              1,765,000
    10,000,000  North Texas Higher Education Auth., Inc. Student
                Loan Rev., Series 2007 B, VRDN, 2.65%, 4/2/08
                (Guaranteed Student Loans) (LOC: Bank of America
                N.A. and Lloyds TSB Bank plc)                           10,000,000
     2,900,000  Ogden City Redevelopment Ageny Rev., Series 2005
                C1, VRDN, 2.66%, 4/1/08 (LOC: Bank of New York)          2,900,000
     1,200,000  Ontario County Industrial Development Agency
                Rev., Series 2005 B, (Friends of the Finger
                Lakes Performing Arts Center, Inc. Civic
                Facility), VRDN, 3.60%, 4/1/08 (LOC: RBS
                Citizens Bank N.A.)                                      1,200,000
       315,000  Ontario County Industrial Development Agency
                Rev., Series 2006 B, (CHF - Finger Lakes, LLC
                Civic Facility), VRDN, 3.15%, 4/3/08 (LOC: RBS
                Citizens Bank N.A.)                                        315,000
     1,300,000  Oregon Facilities Auth. Rev., Series 2002-1,
                (Hazelden Springbrook), VRDN, 3.24%, 4/3/08
                (LOC: Allied Irish Bank plc)                             1,300,000
     1,900,000  Osceola County Housing Finance Auth. Rev.,
                Series 2002 B, (Regatta Bay Apartments), VRDN,
                3.18%, 4/2/08 (LOC: FNMA)                                1,900,000

Principal Amount                                                             Value

     $ 400,000  Pasadena COP, (Los Robles Avenue Parking
                Facilities), VRDN, 2.65%, 4/1/08 (LOC: Bank of
                New York and California State Teacher's
                Retirement System)                                        $400,000
    10,000,000  Pennsylvania Housing Finance Agency Single
                Family Mortgage Rev., Series 2007-97D, VRDN,
                2.65%, 4/2/08 (SBBPA: Dexia Credit Local)               10,000,000
     3,330,000  Putnam Hospital Center Rev., VRDN, 2.88%, 4/2/08
                (LOC: JPMorgan Chase Bank)                               3,330,000
     2,500,000  Southeast Industrial Development Agency Rev.,
                (Powers Fasteners, Inc.), VRDN, 2.78%, 4/3/08
                (LOC: Bank of New York)                                  2,500,000
     2,395,000  Southeast Industrial Development Agency Rev.,
                (Powers Fasteners, Inc.), VRDN, 2.78%, 4/3/08
                (LOC: JPMorgan Chase)                                    2,395,000
       345,000  St. Louis County Industrial Development Auth.
                Rev., Series 2005 B, (C.R. Metal Products),
                VRDN, 2.88%, 4/3/08 (LOC: M&I Marshall & Ilsley
                Bank)                                                      345,000
     1,840,000  Washington Economic Development Finance Auth.
                Rev., Series 2006 G, (Wesmar Company, Inc.),
                VRDN, 2.76%, 4/2/08 (LOC: U.S. Bank N.A.)                1,840,000
     7,665,000  Washington Economic Development Finance Auth.
                Rev., Series 2007 B, (Delta Marine Industries,
                Inc.), VRDN, 2.78%, 4/3/08 (LOC: Keybank, N.A.)          7,665,000
     3,005,000  Washington Economic Development Finance Auth.
                Rev., Series 2007 K, (Ocean Gold Seafoods,
                Inc.), VRDN, 2.75%, 4/3/08 (LOC: Wells Fargo
                Bank N.A.)                                               3,005,000
     2,500,000  West Covina Public Financing Auth. Tax
                Allocation Rev., Series 1999, (Redevelopment
                Agency & Sub-Lien), VRDN, 2.76%, 4/3/08 (LOC:
                Allied Irish Bank plc)                                   2,500,000
                                                                    --------------
TOTAL MUNICIPAL SECURITIES                                             219,755,000
                                                                    --------------

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12

Premium Money Market

Principal Amount                                                             Value

Certificates of Deposit -- 8.2%

   $10,000,000  American Express Centurion Bank, 4.43%, 4/8/08        $ 10,002,546
    10,000,000  Branch Banking & Trust Co., 5.35%, 4/23/08              10,000,000
    30,000,000  Calyon New York, 4.57%, 4/7/08                          30,000,000
     2,000,000  Natixis (New York), 5.24%, 5/2/08                        1,999,648
    11,000,000  Natixis (New York), 5.23%, 5/6/08                       11,000,925
    10,000,000  Royal Bank of Canada (New York), 4.63%, 5/7/08          10,000,297
    15,000,000  Royal Bank of Scotland plc (New York), 3.75%,
                7/18/08                                                 15,000,000
    10,000,000  Svenska Handelsbanken (New York), 5.00%, 7/9/08         10,000,000
                                                                    --------------
TOTAL CERTIFICATES OF DEPOSIT                                           98,003,416
                                                                    --------------

Principal Amount                                                             Value

U.S. Government Agency Securities -- 3.4%

   $25,000,000  FHLB, 4.55%, 11/28/08                                 $ 25,000,000
    15,000,000  FHLB, 2.75%, 2/20/09                                    15,000,000
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                 40,000,000
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 99.5%                                 1,185,436,019
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- 0.5%                                     6,310,128
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $1,191,746,147
                                                                    ==============

Notes to Schedule of Investments

COP = Certificates of Participation

FHLB = Federal Home Loan Bank

FNMA = Federal National Mortgage Association

GO = General Obligation

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MBIA = MBIA Insurance Corporation

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective March 31, 2008.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2008.

(1) The rate indicated is the yield to maturity at purchase.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities
Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2008 was
$447,804,412, which represented 37.6% of total net assets. Restricted securities considered illiquid represent 2.4% of total net assets.

See Notes to Financial Statements.

------
13

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2008

ASSETS

Investment securities, at value (amortized cost
and cost for federal income tax purposes)                          $1,185,436,019

Cash                                                                    1,789,003

Interest receivable                                                     5,385,122

Prepaid portfolio insurance                                               175,342
                                                                   --------------
                                                                    1,192,785,486
                                                                   --------------

LIABILITIES

Accrued management fees                                                   430,585

Dividends payable                                                         608,754
                                                                   --------------
                                                                        1,039,339
                                                                   --------------

NET ASSETS                                                         $1,191,746,147
                                                                   ==============

INVESTOR CLASS CAPITAL SHARES

Outstanding (unlimited number of shares authorized)                 1,191,795,326
                                                                   ==============

NET ASSET VALUE PER SHARE                                                   $1.00
                                                                   ==============

NET ASSETS CONSIST OF:

Capital paid in                                                    $1,191,790,518

Accumulated net realized loss on investment transactions                 (44,371)
                                                                   --------------
                                                                   $1,191,746,147
                                                                   ==============

See Notes to Financial Statements.

------
14

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                              $54,267,118
                                                                   --------------

EXPENSES:

Management fees                                                         4,866,558

Trustees' fees and expenses                                                41,842

Portfolio insurance and other expenses                                    171,332
                                                                   --------------
                                                                        5,079,732
                                                                   --------------
Amount waived                                                           (386,057)
                                                                   --------------
                                                                        4,693,675
                                                                   --------------

NET INVESTMENT INCOME (LOSS)                                           49,573,443
                                                                   --------------

NET REALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS                      (39,565)
                                                                   --------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                             $49,533,878
                                                                   ==============

See Notes to Financial Statements.

------
15

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 2008 AND MARCH 31, 2007

Increase (Decrease) in Net Assets                          2008              2007

OPERATIONS

Net investment income (loss)                       $ 49,573,443      $ 39,550,030

Net realized gain (loss)                               (39,565)               164
                                                 --------------    --------------
Net increase (decrease) in net assets
resulting from operations                            49,533,878        39,550,194
                                                 --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income                         (49,573,443)      (39,550,030)
                                                 --------------    --------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                         1,198,681,958       913,300,007

Proceeds from reinvestment of distributions          38,354,931        31,468,928

Payments for shares redeemed                      (963,029,587)     (668,240,175)
                                                 --------------    --------------
Net increase (decrease) in net assets from
capital share transactions                          274,007,302       276,528,760
                                                 --------------    --------------

NET INCREASE (DECREASE) IN NET ASSETS               273,967,737       276,528,924

NET ASSETS

Beginning of period                                 917,778,410       641,249,486
                                                 --------------    --------------
End of period                                    $1,191,746,147     $ 917,778,410
                                                 ==============    ==============

TRANSACTIONS IN SHARES OF THE FUND

Sold                                              1,198,681,958       913,300,007

Issued in reinvestment of distributions              38,354,931        31,468,928

Redeemed                                          (963,029,587)     (668,240,175)
                                                 --------------    --------------
Net increase (decrease) in
shares of the fund                                  274,007,302       276,528,760
                                                 ==============    ==============

See Notes to Financial Statements.

------
16

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Premium Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under Rule 2a-7 of the 1940 Act. The fund's investment objective is to earn the highest level of current income while preserving the value of your investment. The fund invests most of its assets in high-quality, very short-term debt securities issued by corporations, banks and governments. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities are generally valued at amortized cost, which approximates current market value. When such valuations do not reflect market value, securities may be valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of
Trustees.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and short-term capital gains, if any, are declared daily and paid monthly. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

------
17

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940
Act (including counsel fees) and extraordinary expenses, will be paid by ACIM.
The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment manager that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category Fee range from 0.1170% to 0.2300% and the rates for the Complex Fee range from 0.2500% to 0.3100%. From August 1, 2006 to July 31, 2007, the investment advisor voluntarily agreed to waive 0.071% of its management fee. Effective August 1, 2007, the investment advisor voluntarily agreed to waive 0.020% of its management fee. This fee waiver may be revised or terminated any time without notice. The effective annual management fee before waiver for the fund for the year ended March 31, 2008, was 0.45%. The effective annual management fee after waiver for the fund for the year ended March 31, 2008, was 0.41%.

MONEY MARKET INSURANCE -- The fund, along with other money market funds managed by ACIM, has entered into an insurance agreement with Ambac Assurance
Corporation (Ambac). Ambac provides limited coverage for certain loss events including issuer defaults as to payment of principal or interest and insolvency of a credit enhancement provider. The fund pays annual premiums to
Ambac, which are amortized daily over one year. For the year ended March 31,
2008, the annualized ratio of money market insurance expense to average net assets was 0.02%.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, American Century Investment
Services, Inc., and the trust's transfer agent, American Century Services,
LLC.

JPMorgan Chase Bank is a custodian of the fund and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2008, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(14,922), which may be used to offset future taxable realized gains. Capital loss carryovers of $(446),
$(885), ($3,164) and $(10,427) expire in 2013, 2014, 2015 and 2016, respectively.

Capital loss deferrals of $(29,449) represent net capital losses incurred in the five-month period ended March 31, 2008. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

------
18

4. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The adoption of FIN 48 did not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------
19

FINANCIAL HIGHLIGHTS
Premium Money Market

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $1.00      $1.00     $1.00      $1.00      $1.00
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                     0.05       0.05      0.03       0.01       0.01
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.05)     (0.05)    (0.03)     (0.01)     (0.01)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $1.00      $1.00     $1.00      $1.00      $1.00
                               ========   ========  ========   ========   ========

TOTAL RETURN(1)                   4.70%      4.98%     3.41%      1.33%      0.74%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average Net
Assets                         0.43%(2)   0.41%(2)  0.45%(2)      0.48%      0.47%

Ratio of Operating
Expenses to Average Net
Assets (Before Expense
Waiver)                           0.47%      0.47%     0.47%      0.48%      0.47%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                     4.58%(2)   4.89%(2)  3.41%(2)      1.31%      0.73%

Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)                   4.54%      4.83%     3.39%      1.31%      0.73%

Net Assets, End of Period
(in thousands)               $1,191,746   $917,778  $641,249   $472,954   $479,341

(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

(2) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

------
20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century Investment Trust and Shareholders of
the Premium Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Premium Money Market Fund
(one of the ten funds comprising the American Century Investment Trust, hereafter referred to as the "Fund") at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 19, 2008

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21

MANAGEMENT

The individuals listed below serve as trustees or officers of the fund. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are
"interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM or the
advisor); the fund's principal underwriter, American Century Investment
Services, Inc. (ACIS); and the fund's transfer agent, American Century
Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM, or American Century Global Investment Management,
Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Trustee and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 105
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

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22

INDEPENDENT TRUSTEES

JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Trustee (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

FREDERICK L.A. GRAUER, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Advisor, Barclays Global
Investors (2003 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

PETER F. PERVERE, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.

MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Trustee (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present)

JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Trustee (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

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23

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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24

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
25

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The 90-DAY U.S. TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank and includes three-month, six-month, and one-year instruments.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and
FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI)(SM) measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

------
26

NOTES

------
27

NOTES

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28

[back cover]

[american century investments logo and text logo®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . .       1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . .       1-800-345-2021 or
                                                               816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . .       1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . .       1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . .       1-800-634-4113

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0805
CL-ANN-60037N

[front cover]

ANNUAL REPORT
MARCH 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

INFLATION PROTECTION BOND FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the annual report for the American Century®
Inflation Protection Bond Fund for the 12 months ended March 31, 2008. We also recommend our website, americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information about portfolio strategy, personal finance, government policy, and the markets.

As noted on the website, 2008 marks our 50th year. Since 1958, we've worked for you with integrity, always striving to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous recessionary cycles. As we've crossed those hurdles and earned your trust, our assets under management have grown to close to $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these turbulent times.

Our investment discipline and integrity are important features of our portfolios. For example, our fixed-income investment team anticipated the current credit squeeze. Instead of chasing higher yields and adding leveraged exposure as the credit bubble inflated, the team minimized our portfolios'
direct exposure to subprime-related debt, preserving investors' hard-earned capital. The team also positioned the portfolios to capitalize on opportunities, including attractive high-quality securities discarded by investors with liquidity needs.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .   2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .   2

INFLATION PROTECTION BOND

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By David MacEwen, Chief Investment Officer, Fixed Income

VOLATILITY REIGNED

The 12 months ended March 31, 2008, saw widely divergent bond returns as market volatility surged in the wake of the subprime credit crisis. Credit woes spread across the financial system, affecting banks, brokers, bond insurers, hedge funds, and other big, institutional players important for the functioning of the markets. This led to risk aversion that colored the return picture for assets ranging from the riskiest high-yield bonds to even some of the highest-quality money market securities.

The subprime meltdown had direct economic effects as well, weighing on consumer spending and confidence, leading many economists to suggest that the economy is already in recession. But even as growth slowed, higher commodity prices (led by oil) meant rising inflation. The government consumer price index (CPI) rose 4% during the reporting period.

The Federal Reserve (the Fed) took a series of extraordinary steps, slashing interest rates and acting as a lender of last resort not only for banks, but also major brokers. For the year, the federal funds rate target declined from
5.25% to 2.25%.

TREASURY BONDS RULED ROOST

The volatility, credit, and liquidity concerns in the market all favored
Treasury securities over higher-yielding, lower-quality alternatives (see the accompanying returns table). Inflation-linked bonds--particularly Treasury inflation-indexed securities--performed best because of their combination of high quality and inflation protection. Meanwhile, risky corporate high-yield bonds posted negative returns.

RATES FELL, CURVE STEEPENED

Against this backdrop, Treasury yields declined. The yield on the two-year
Treasury note tumbled from 4.58% to 1.59%, while yields on longer-term notes and bonds fell less. That's because investors worried about the potential long-term inflation effects of Fed rate cuts, high energy and commodity prices, and a weaker dollar. As a result, the yield curve fell and steepened--the difference in yield between two- and 10-year Treasury securities increased sharply from seven to 182 basis points (a basis point equals 0.01%).

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2008

TREASURY SECURITIES

3-Month Bill                                  4.81%
2-Year Note                                   9.39%
5-Year Note                                  14.37%
10-Year Note                                 14.35%
30-Year Bond                                 13.86%

CITIGROUP U.S. BOND MARKET INDICES

High-Yield Market (corporate)                -3.58%
Credit (investment-grade corporate)           4.41%
Mortgage (mortgage-backed)                    7.95%
Broad Investment-Grade (multi-sector)         8.41%
Agency                                       10.37%
Treasury                                     12.24%
Inflation-Linked Securities                  14.64%

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2

PERFORMANCE
Inflation Protection Bond

Total Returns as of March 31, 2008
                                                      Average Annual
                                                         Returns

                                                          Since         Inception
                                           1 year       Inception          Date

INVESTOR CLASS                             14.87%         5.85%          5/31/05

CITIGROUP US INFLATION-LINKED SECURITIES
INDEX(1)                                   14.64%         6.19%             --

Institutional Class                        15.43%         6.20%          5/31/05

A Class
 No sales charge*                          14.66%         5.61%
 With sales charge*                         9.48%         3.91%          5/31/05

B Class
 No sales charge*                          13.86%         4.85%
 With sales charge*                         9.86%         3.87%          5/31/05

C Class                                    13.98%         4.90%          5/31/05

R Class                                    14.47%         5.42%          5/31/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) The Citigroup US Inflation-Linked Securities Index is not subject to the tax code diversification and other regulatory requirements limiting the type and amount of securities that the fund may own.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Inflation Protection Bond

Growth of $10,000 Over Life of Class

$10,000 investment made May 31, 2005

One-Year Returns Over Life of Class
Periods ended March 31
                                                     2006*    2007    2008

Investor Class                                      -2.09%   4.46%   14.87%

Citigroup US Inflation-Linked Securities Index      -1.76%   5.27%   14.64%

*From 5/31/05 (fund inception) to 3/31/06. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY

Inflation Protection Bond

Lead Portfolio Managers: Brian Howell, Jim Platz, Seth Plunkett,
and Bob Gahagan
Macro Strategy Team Representatives: Brian Howell and Bob Gahagan

PERFORMANCE SUMMARY

Inflation Protection Bond returned 14.87%* for the 12 months ended March 31,
2008. By comparison, the fund's benchmark, the Citigroup US Inflation-Linked
Securities Index, returned 14.64%. Portfolio returns reflect operating expenses, while the index returns do not.

The portfolio's return reflected the strong performance of high-quality securities in general--and inflation-protected securities in particular--during the 12-month period. In an environment characterized by a flight to quality and mounting inflationary pressures, Treasury
Inflation-Protected Securities (TIPS) offered dual benefits. In addition, the sensitivity of TIPS to interest rate changes (their longer duration) aided performance as yields declined.

The portfolio's 12-month return (Investor Class shares) also represents the best fiscal year for the fund since its inception in May 2005 -- and more than double the average annual total return since that inception date. Although we believe the economic and investing climates continue to favor TIPS, we realize such strong, double-digit performance is unusual for a one-year period -- and unlikely to persist.

ECONOMIC DOWNTURN DIDN'T THWART INFLATION THREATS

In the first half of the reporting period, a lingering threat of inflation and strong economic growth kept the Federal Reserve (the Fed) on hold. Despite increasing threats to economic growth from the housing market slump, rising mortgage delinquencies, and high energy prices, the Fed continued to view inflation as a bigger concern than recession.

As the year progressed, U.S. economic growth prospects tumbled, prompting a marked change in Fed strategy. Reversing a long anti-inflation stance, the Fed indicated the present danger of recession had surmounted that of inflation, and it cut the federal funds target rate by three percentage points between
September 2007 and March 2008.

Food and commodity prices continued to soar, and the U.S. dollar continued to tumble. More alarming than the potential for inflation, stagflation (stalled economic growth coupled with rising inflation), a worst-case scenario not experienced since the 1970s, seemed increasingly likely.

Portfolio at a Glance
                                              As of          As of
                                             3/31/08        3/31/07

Weighted Average Maturity                   9.2 years      11.2 years

Average Duration (effective)                6.1 years      6.5 years

*All fund returns referenced in this commentary are for Investor Class shares.

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5

Inflation Protection Bond

TIPS ALLOCATION, YEN TRADE HELPED RESULTS

Due to the growing risk of higher inflation, approximately 93% of the portfolio was invested in TIPS, as of March 31, 2008. This strategy served the portfolio well during the 12 months. In addition, our foreign currency trades, notably in the Japanese yen, helped performance in the prevailing weaker-dollar environment.

We also took advantage of a municipal-market anomaly late in the reporting period. To cover outflows and meet margin calls, hedge funds and other highly-leveraged investors had to sell billions of dollars in municipal securities. The resulting supply/demand imbalance caused municipal yield-to-Treasury-yield ratios to rise to historic levels. We added a small weighting to municipals (0.7% of total net assets as of March 31, 2008) to take advantage of the unusually attractive pricing/yield environment.

The portfolio held small allocations to some attractively valued agency and high-quality collateralized mortgage-backed securities, which trailed Treasury bonds in the fiscal year's flight-to-quality environment. Over time, though, we expect these higher-yielding securities to outpace Treasury bonds.

CURVE POSITIONING WAS A POSITIVE FACTOR

For the entire period, we maintained a yield-curve steepening bias through the use of TIPS and two- and 10-year Treasury futures. This strategy helped relative results as the slopes of the nominal and TIPS yield curves steepened during the 12-month period.

OUTLOOK

As of March 31, 2008, the Consumer Price Index (CPI) showed an annual increase of 4.0%. At the same time, the so-called breakeven yield on 10-year TIPS (the difference between the 10-year TIPS yield and the 10-year nominal Treasury yield, representing the market's projection of the 10-year inflation rate) was approximately 2.35%, representing good value for investors. Core inflation remains at the high end of the Fed's 1%-2% "comfort range." Plus, with the Fed favoring anti-recessionary insurance over inflation vigilance, and with food and other commodity prices continuing to increase, inflation expectations remain on the rise. This scenario continues to bode well for inflation-protected securities, though their returns are not likely to be as high as they were during the last reporting period.

Yields as of March 31, 2008

30-Day SEC Yield

Investor Class                                             5.32%

Institutional Class                                        5.58%

A Class                                                    4.83%

B Class                                                    4.31%

C Class                                                    4.32%

R Class                                                    4.81%

Portfolio Composition by Effective Maturity

                                      % of fund          % of fund
                                     investments        investments
                                        as of              as of
                                       3/31/08            9/30/07

0 - 5-Year Notes                        27.2%              38.7%

5 - 10-Year Notes                       49.0%              31.5%

10 - 30-Year Bonds                      23.8%              29.8%

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2007 to March 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
7

                                                   Expenses Paid
                     Beginning        Ending       During Period*
                   Account Value      Account        10/1/07 -        Annualized
                      10/1/07      Value 3/31/08      3/31/08       Expense Ratio*

ACTUAL

Investor
Class                 $1,000         $1,110.50         $3.11            0.59%

Institutional
Class                 $1,000         $1,113.60         $2.06            0.39%

A Class               $1,000         $1,109.80         $4.43            0.84%

B Class               $1,000         $1,106.20         $8.37            1.59%

C Class               $1,000         $1,107.30         $8.38            1.59%

R Class               $1,000         $1,109.20         $5.75            1.09%

HYPOTHETICAL

Investor
Class                 $1,000         $1,022.05         $2.98            0.59%

Institutional
Class                 $1,000         $1,023.05         $1.97            0.39%

A Class               $1,000         $1,020.80         $4.24            0.84%

B Class               $1,000         $1,017.05         $8.02            1.59%

C Class               $1,000         $1,017.05         $8.02            1.59%

R Class               $1,000         $1,019.55         $5.50            1.09%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS

Inflation Protection Bond

MARCH 31, 2008

Principal Amount                                                             Value

U.S. Treasury Securities -- 93.3%

   $5,402,215  U.S. Treasury Inflation Indexed Bonds, 2.375%,
               1/15/25(1)                                              $ 5,879,554
    6,167,314  U.S. Treasury Inflation Indexed Bonds, 2.00%,
               1/15/26(1)                                                6,360,049
    4,672,712  U.S. Treasury Inflation Indexed Bonds, 2.375%,
               1/15/27                                                   5,102,022
    3,551,085  U.S. Treasury Inflation Indexed Bonds, 1.75%,
               1/15/28                                                   3,521,401
    1,552,772  U.S. Treasury Inflation Indexed Bonds, 3.625%,
               4/15/28                                                   2,013,994
    2,066,902  U.S. Treasury Inflation Indexed Bonds, 3.875%,
               4/15/29                                                   2,794,679
    1,087,926  U.S. Treasury Inflation Indexed Bonds, 3.375%,
               4/15/32                                                   1,428,923
    1,154,048  U.S. Treasury Inflation Indexed Notes, 4.25%,
               1/15/10                                                   1,252,503
    3,592,715  U.S. Treasury Inflation Indexed Notes, 0.875%,
               4/15/10(1)                                                3,677,761
    1,091,340  U.S. Treasury Inflation Indexed Notes, 3.50%,
               1/15/11                                                   1,207,210
    2,126,560  U.S. Treasury Inflation Indexed Notes, 2.375%,
               4/15/11                                                   2,285,389
    1,426,272  U.S. Treasury Inflation Indexed Notes, 3.375%,
               1/15/12                                                   1,606,005
    7,280,280  U.S. Treasury Inflation Indexed Notes, 2.00%,
               4/15/12(1)                                                7,840,527
    7,641,308  U.S. Treasury Inflation Indexed Notes, 3.00%,
               7/15/12(1)                                                8,566,624
    3,418,543  U.S. Treasury Inflation Indexed Notes, 1.875%,
               7/15/13                                                   3,688,290
    6,282,045  U.S. Treasury Inflation Indexed Notes, 2.00%,
               1/15/14                                                   6,806,206
    4,254,594  U.S. Treasury Inflation Indexed Notes, 2.00%,
               7/15/14                                                   4,621,889
    3,647,391  U.S. Treasury Inflation Indexed Notes, 1.625%,
               1/15/15                                                   3,869,940
    5,045,343  U.S. Treasury Inflation Indexed Notes, 1.875%,
               7/15/15                                                   5,447,790
    5,103,984  U.S. Treasury Inflation Indexed Notes, 2.00%,
               1/15/16                                                   5,535,832
    3,627,299  U.S. Treasury Inflation Indexed Notes, 2.50%,
               7/15/16                                                   4,087,230
    2,642,463  U.S. Treasury Inflation Indexed Notes, 2.375%,
               1/15/17                                                   2,950,064
    8,986,409  U.S. Treasury Inflation Indexed Notes, 2.625%,
               7/15/17(1)                                               10,243,106
    9,645,855  U.S. Treasury Inflation Indexed Notes, 1.625%,
               1/15/18(1)                                               10,131,919
                                                                      ------------
TOTAL U.S. TREASURY SECURITIES
(Cost $107,113,260)                                                    110,918,907
                                                                      ------------

Principal Amount                                                             Value

Collateralized Mortgage Obligations(2) -- 0.8%

     $500,000  Credit Suisse Mortgage Capital Certificates, Series
               2007 TF2A, Class A1, VRN, 3.00%, 4/15/08, resets
               monthly off the 1-month LIBOR plus 0.18% with no
               caps                                                      $ 477,070

      453,640  Lehman Brothers Floating Rate Commercial Mortgage
               Trust, Series 2007 LLFA, Class A1, VRN, 3.12%,
               4/15/08, resets monthly off the 1-month LIBOR plus
               0.30% with no caps                                          431,054
                                                                      ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $953,640)                                                            908,124
                                                                      ------------
Municipal Securities -- 0.7%

      800,000  California Department of Water Resources Power
               Supply Rev., Series 2002 A, 5.125%, 5/1/19,
               Prerefunded at 101% of Par(3)
(Cost $870,213)                                                            878,656
                                                                      ------------
U.S. Government Agency Securities -- 0.5%

      500,000  PEFCO, 6.67%, 9/15/09
(Cost $509,731)                                                            532,135
                                                                      ------------

Asset-Backed Securities(2) -- 0.3%

      350,000  Public Service New Hampshire Funding LLC, Series
               2001-1, Class A3 SEQ, 6.48%, 5/1/15
(Cost $364,322)                                                            375,992
                                                                      ------------

Commercial Paper -- 3.4%

    4,095,000  Chariot Funding LLC, 3.10%, 4/1/08 (Acquired
               3/31/08, Cost $4,095,000)(4)(5)
(Cost $4,095,000)                                                        4,095,000
                                                                      ------------

TOTAL INVESTMENT SECURITIES -- 99.0%
(Cost $113,906,166)                                                    117,708,814
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- 1.0%                                     1,219,944
                                                                      ------------

TOTAL NET ASSETS -- 100.0%                                            $118,928,758
                                                                      ============

------
9

Inflation Protection Bond

Futures Contracts

                           Expiration           Underlying Face         Unrealized
  Contracts Purchased         Date              Amount at Value        Gain (Loss)

   128  U.S. Treasury
        2-Year Notes        June 2008               $27,476,000           $201,900

    91  U.S. Treasury
        5-Year Notes        June 2008                10,395,328            138,492
                                                ---------------       ------------
                                                    $37,871,328           $340,392
                                                ===============       ============

                           Expiration           Underlying Face    Unrealized Gain
     Contracts Sold           Date              Amount at Value             (Loss)

    76  U.S. Treasury
        10-Year Notes       June 2008                $9,040,438         $(224,697)
                                                ===============       ============

Swap Agreements

  Notional                                              Expiration      Unrealized
   Amount             Description of Agreement             Date        Gain (Loss)

CREDIT DEFAULT

     $160,000  Pay quarterly a fixed rate equal to       December          $ (686)
               0.40% multiplied by the notional            2012
               amount and receive from Bank of
               America N.A. upon each default event
               of FHLMC, par value of the
               proportional notional amount of FHLMC,
               VRN, 5.08%, 2/7/11.

      300,000  Pay quarterly a fixed rate equal to       December         (12,731)
               0.70% multiplied by the notional            2012
               amount and receive from Morgan Stanley
               Capital Services, Inc. upon each
               default event of Citigroup Inc., par
               value of the proportional notional
               amount of Citigroup Inc., 6.50%,
               1/18/11.

       60,000  Pay quarterly a fixed rate equal to       December          (2,873)
               0.73% multiplied by the notional            2012
               amount and receive from Barclays Bank
               plc upon each default event of
               American International Group, Inc.,
               par value of the proportional notional
               amount of American International
               Group, Inc., 4.25%, 5/15/13.

      250,000  Pay quarterly a fixed rate equal to       December          (5,980)
               2.45% multiplied by the notional            2012
               amount and receive from Bank of
               America N.A. upon each default event
               of Toll Brothers, Inc., par value of
               the proportional notional amount of
               Toll Brothers Finance Corp., 6.875%,
               11/15/12.

      400,000  Pay quarterly a fixed rate equal to       September        (27,640)
               0.69% multiplied by the notional            2017
               amount and receive from Barclays Bank
               plc upon each default event of
               JPMorgan Chase & Co., par value of the
               proportional notional amount of
               JPMorgan Chase & Co., 6.75%, 2/1/11.

TOTAL RETURN

      800,000  Pay a fixed rate equal to 1.13% and        January           16,454
               receive the return of the U.S. CPI          2012
               Urban Consumers NSA Index upon the
               termination date with Barclays Bank
               plc.

    1,000,000  Pay a fixed rate equal to 1.31% and         April             3,266
               receive the return of the U.S. CPI          2017
               Urban Consumers NSA Index upon the
               termination date with Barclays Bank
               plc.

    1,900,000  Pay a fixed rate equal to 2.895% and      December         (40,446)
               receive the return of the U.S. CPI          2027
               Urban Consumers NSA Index upon the
               termination date with Barclays Bank
               plc.
                                                                       -----------
                                                                         $(70,636)
                                                                       ===========

------
10

Inflation Protection Bond

Notes to Schedule of Investments

CPI = Consumer Price Index

FHLMC = Federal Home Loan Mortgage Corporation

LIBOR = London Interbank Offered Rate

NSA = Not Seasonally Adjusted

PEFCO = Private Export Funding Corporation

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2008.

(1) Security, or a portion thereof, has been segregated for futures contracts and/or swap agreements.

(2) Final maturity indicated, unless otherwise noted.

(3) Escrowed to maturity in U. S. government securities or state and local government securities.

(4) The rate indicated is the yield to maturity at purchase.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2008, was $4,095,000, which represented 3.4% of total net assets.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2008

ASSETS

Investment securities, at value
(cost of $113,906,166)                                                $117,708,814

Cash                                                                        83,295

Foreign currency holdings, at value (cost $901)                              1,098

Unrealized appreciation on swap agreements                                  19,720

Receivable for capital shares sold                                         866,274

Receivable for variation margin on futures contracts                        16,328

Interest receivable                                                        602,116
                                                                      ------------
                                                                       119,297,645
                                                                      ------------

LIABILITIES

Payable for capital shares redeemed                                        192,558

Unrealized depreciation on swap agreements                                  90,356

Accrued management fees                                                     53,868

Distribution fees payable                                                   13,358

Service fees (and distribution fees --
A Class and R Class) payable                                                18,747
                                                                      ------------
                                                                           368,887
                                                                      ------------

NET ASSETS                                                            $118,928,758
                                                                      ============

See Notes to Financial Statements.

------
12

MARCH 31, 2008

NET ASSETS CONSIST OF:

Capital paid in                                                 $114,901,798

Undistributed net investment income                                  288,478

Accumulated net realized loss on investment
and foreign currency transactions                                  (109,825)

Net unrealized appreciation on investments
and translation of assets and liabilities
in foreign currencies                                              3,848,307
                                                                ------------
                                                                $118,928,758
                                                                ============

INVESTOR CLASS

Net assets                                                       $21,968,329

Shares outstanding                                                 2,096,681

Net asset value per share                                             $10.48

INSTITUTIONAL CLASS

Net assets                                                          $459,649

Shares outstanding                                                    43,752

Net asset value per share                                             $10.51

A CLASS

Net assets                                                       $72,396,998

Shares outstanding                                                 6,938,232

Net asset value per share                                             $10.43

Maximum offering price (net asset value divided by 0.955)             $10.92

B CLASS

Net assets                                                        $2,826,147

Shares outstanding                                                   271,512

Net asset value per share                                             $10.41

C CLASS

Net assets                                                       $20,978,200

Shares outstanding                                                 2,015,049

Net asset value per share                                             $10.41

R CLASS

Net assets                                                          $299,435

Shares outstanding                                                    28,040

Net asset value per share                                             $10.68

See Notes to Financial Statements.

------
13

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                         $2,298,353
                                                                 ----------

EXPENSES:

Management fees                                                     242,316

Distribution fees:
 B Class                                                             10,303

 C Class                                                             66,176

Service fees:
 B Class                                                              3,434

 C Class                                                             22,059

Distribution and service fees:
 A Class                                                             55,071

 R Class                                                                887

Trustees' fees and expenses                                           1,354
                                                                 ----------
                                                                    401,600
                                                                 ----------

NET INVESTMENT INCOME (LOSS)                                      1,896,753
                                                                 ----------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment and foreign currency transactions                       (67,893)

Futures and swaps transactions                                      378,081
                                                                 ----------
                                                                    310,188
                                                                 ----------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments and translation of assets and
liabilities in foreign currencies                                 3,772,154

Futures and swaps                                                    29,837
                                                                 ----------
                                                                  3,801,991
                                                                 ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                           4,112,179
                                                                 ----------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                        $6,008,932
                                                                 ==========

See Notes to Financial Statements.

------
14

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 2008 AND MARCH 31, 2007

Increase (Decrease) in Net Assets                               2008          2007

OPERATIONS

Net investment income (loss)                             $ 1,896,753     $ 524,244

Net realized gain (loss)                                     310,188     (311,252)

Change in net unrealized
appreciation (depreciation)                                3,801,991       529,124
                                                        ------------   -----------
Net increase (decrease) in net assets
resulting from operations                                  6,008,932       742,116
                                                        ------------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Investor Class                                            (376,585)      (19,831)

 Institutional Class                                         (5,386)       (1,427)

 A Class                                                   (891,234)     (336,894)

 B Class                                                    (48,556)      (22,154)

 C Class                                                   (316,517)     (142,850)

 R Class                                                     (6,635)       (1,088)

From return of capital:
 Investor Class                                                   --          (83)

 A Class                                                          --      (20,050)

 B Class                                                          --       (3,328)

 C Class                                                          --      (30,712)
                                                        ------------   -----------
Decrease in net assets from distributions                (1,644,913)     (578,417)
                                                        ------------   -----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                        93,585,715     6,167,036
                                                        ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS                     97,949,734     6,330,735

NET ASSETS

Beginning of period                                       20,979,024    14,648,289
                                                        ------------   -----------
End of period                                           $118,928,758   $20,979,024
                                                        ============   ===========

Undistributed net investment income                         $288,478        $1,584
                                                        ============   ===========

See Notes to Financial Statements.

------
15

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Inflation Protection Bond Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified under the
1940 Act. The fund's investment objective is to seek total return and protection against U.S. inflation. The fund invests primarily in inflation-linked debt securities. These securities include inflation-linked securities issued by the U.S. Treasury, by U.S. government agencies and instrumentalities, and by entities other than the U.S. Treasury or U.S.
government agencies and instrumentalities. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class, and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class, and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME-- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

------
16

SWAP AGREEMENTS -- The fund may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Prior to October 1, 2007, distributions from net investment income were declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

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17

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the
Investment Category Fee range from 0.2625% to 0.3800% and the rates for the
Complex Fee (except for Institutional Class) range from 0.2500% to 0.3100%.
The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for the fund for the year ended
March 31, 2008 was 0.59% for all classes except Institutional Class, which was
0.39%.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class and the R Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee and service fee of 0.75% and 0.25%, respectively. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries. Fees incurred under the plans during the year ended March 31, 2008, are detailed in the
Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services, LLC.

Prior to December 12, 2007, the fund had a bank line of credit agreement with
JPMorgan Chase Bank (JPMCB). JPMCB is a wholly owned subsidiary of JPMorgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2008, were $100,700,580 and
$12,928,936, respectively.

------
18

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                                          Year ended                Year ended
                                      March 31, 2008            March 31, 2007
                                 Shares       Amount      Shares        Amount

INVESTOR CLASS

Sold                          2,262,755  $22,684,296      76,590     $ 722,622

Issued in reinvestment
of distributions                  9,000       92,112         521         4,911

Redeemed                      (237,385)  (2,422,401)    (54,375)     (512,192)
                              ---------  -----------   ---------   -----------
                              2,034,370   20,354,007      22,736       215,341
                              ---------  -----------   ---------   -----------
INSTITUTIONAL CLASS

Sold                             46,449      478,321         343         3,231

Issued in reinvestment
of distributions                    539        5,386         152         1,427

Redeemed                        (7,760)     (81,946)          --            --
                              ---------  -----------   ---------   -----------
                                 39,228      401,761         495         4,658
                              ---------  -----------   ---------   -----------
A CLASS

Sold                          6,138,544   62,548,402     947,874     8,907,190

Issued in reinvestment
of distributions                 84,307      828,630      35,366       332,299

Redeemed                      (587,143)  (5,721,573)   (544,625)   (5,108,120)
                              ---------  -----------   ---------   -----------
                              5,635,708   57,655,459     438,615     4,131,369
                              ---------  -----------   ---------   -----------
B CLASS

Sold                            164,154    1,670,920      52,410       493,406

Issued in reinvestment
of distributions                  3,435       32,780       1,858        17,462

Redeemed                       (15,257)    (146,908)    (22,981)     (214,939)
                              ---------  -----------   ---------   -----------
                                152,332    1,556,792      31,287       295,929
                              ---------  -----------   ---------   -----------
C CLASS

Sold                          1,482,312   15,107,504     356,677     3,342,230

Issued in reinvestment
of distributions                 15,171      145,969       7,955        74,632

Redeemed                      (186,762)  (1,793,393)   (212,538)   (1,992,934)
                              ---------  -----------   ---------   -----------
                              1,310,721   13,460,080     152,094     1,423,928
                              ---------  -----------   ---------   -----------
R CLASS

Sold                             19,429      199,126       9,843        94,816

Issued in reinvestment
of distributions                    678        6,635         113         1,088

Redeemed                        (4,722)     (48,145)        (10)          (93)
                              ---------  -----------   ---------   -----------
                                 15,385      157,616       9,946        95,811
                              ---------  -----------   ---------   -----------
Net increase (decrease)       9,187,744  $93,585,715     655,173    $6,167,036
                              =========  ===========   =========   ===========

5. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or American Century Global Investment Management, Inc. (ACGIM), has a
$500,000,000 unsecured bank line of credit agreement with Bank of America,
N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended March
31, 2008.

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19

6. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 were as follows:

                                     2008       2007

DISTRIBUTIONS PAID FROM

Ordinary income                $1,644,913   $524,244

Long-term capital gains                --         --

Return of capital                      --    $54,173

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                $114,098,058
                                                              =============
Gross tax appreciation of investments                            $3,656,272

Gross tax depreciation of investments                              (45,516)
                                                              -------------
Net tax appreciation (depreciation) of investments               $3,610,756
                                                              =============
Net tax appreciation (depreciation) on
derivatives and translation of assets and
liabilities in foreign currencies                                 $(70,036)
                                                              -------------
Net tax appreciation (depreciation)                              $3,540,720
                                                              =============
Undistributed ordinary income                                      $371,020

Accumulated long-term gains                                        $115,220

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain futures contracts.

------
20

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The adoption of FIN 48 did not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

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21

FINANCIAL HIGHLIGHTS

Inflation Protection Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                       2008       2007     2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                  $9.57      $9.47      $10.00
                                                    -------    -------    --------
Income From Investment Operations
 Net Investment Income (Loss)                       0.49(2)    0.33(2)        0.33

 Net Realized and Unrealized Gain (Loss)               0.88       0.08      (0.53)
                                                    -------    -------    --------
 Total From Investment Operations                      1.37       0.41      (0.20)
                                                    -------    -------    --------
Distributions
 From Net Investment Income                          (0.46)     (0.31)      (0.33)

 From Return of Capital                                  --      --(3)          --
                                                    -------    -------    --------
 Total Distributions                                 (0.46)     (0.31)      (0.33)
                                                    -------    -------    --------
Net Asset Value, End of Period                       $10.48      $9.57       $9.47
                                                    =======    =======    ========

TOTAL RETURN(4)                                      14.87%      4.46%     (2.09)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                                 0.59%      0.59%    0.59%(5)

Ratio of Net Investment
Income (Loss) to Average Net Assets                   4.95%      3.26%    3.97%(5)

Portfolio Turnover Rate                                 31%        52%         51%

Net Assets, End of Period (in thousands)            $21,968       $596        $375

(1) May 31, 2005 (fund inception) through March 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
22

Inflation Protection Bond

Institutional Class

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                       2008       2007     2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                  $9.57      $9.47      $10.00
                                                    -------    -------    --------
Income From Investment Operations
 Net Investment Income (Loss)                       0.49(2)    0.35(2)        0.34

 Net Realized and Unrealized Gain (Loss)               0.93       0.11      (0.53)
                                                    -------    -------    --------
 Total From Investment Operations                      1.42       0.46      (0.19)
                                                    -------    -------    --------
Distributions
 From Net Investment Income                          (0.48)     (0.36)      (0.34)
                                                    -------    -------    --------
Net Asset Value, End of Period                       $10.51      $9.57       $9.47
                                                    =======    =======    ========

TOTAL RETURN(3)                                      15.43%      4.81%     (1.97)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                                 0.39%      0.39%    0.39%(4)

Ratio of Net Investment
Income (Loss) to Average Net Assets                   5.15%      3.46%    4.17%(4)

Portfolio Turnover Rate                                 31%        52%         51%

Net Assets, End of Period (in thousands)               $460        $43         $38

(1) May 31, 2005 (fund inception) through March 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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23

Inflation Protection Bond

A Class

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                       2008       2007     2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                  $9.52      $9.45      $10.00
                                                    -------    -------    --------
Income From Investment Operations
 Net Investment Income (Loss)                       0.46(2)    0.28(2)        0.33

 Net Realized and Unrealized Gain (Loss)               0.89       0.11      (0.55)
                                                    -------    -------    --------
 Total From Investment Operations                      1.35       0.39      (0.22)
                                                    -------    -------    --------
Distributions
 From Net Investment Income                          (0.44)     (0.30)      (0.33)

 From Return of Capital                                  --     (0.02)          --
                                                    -------    -------    --------
 Total Distributions                                 (0.44)     (0.32)      (0.33)
                                                    -------    -------    --------
Net Asset Value, End of Period                       $10.43      $9.52       $9.45
                                                    =======    =======    ========

TOTAL RETURN(3)                                      14.66%      4.25%     (2.35)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                                 0.84%      0.84%    0.84%(4)

Ratio of Net Investment
Income (Loss) to Average Net Assets                   4.70%      3.01%    3.72%(4)

Portfolio Turnover Rate                                 31%        52%         51%

Net Assets, End of Period (in thousands)            $72,397    $12,402      $8,164

(1) May 31, 2005 (fund inception) through March 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
24

Inflation Protection Bond

B Class

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                       2008       2007     2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                  $9.50      $9.45      $10.00
                                                    -------    -------    --------
Income From Investment Operations
 Net Investment Income (Loss)                       0.41(2)    0.21(2)        0.27

 Net Realized and Unrealized Gain (Loss)               0.86       0.11      (0.55)
                                                    -------    -------    --------
 Total From Investment Operations                      1.27       0.32      (0.28)
                                                    -------    -------    --------
Distributions
 From Net Investment Income                          (0.36)     (0.23)      (0.27)

 From Return of Capital                                  --     (0.04)          --
                                                    -------    -------    --------
 Total Distributions                                 (0.36)     (0.27)      (0.27)
                                                    -------    -------    --------
Net Asset Value, End of Period                       $10.41      $9.50       $9.45
                                                    =======    =======    ========

TOTAL RETURN(3)                                      13.86%      3.41%     (2.87)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                                 1.59%      1.59%    1.59%(4)

Ratio of Net Investment
Income (Loss) to Average Net Assets                   3.95%      2.26%    2.97%(4)

Portfolio Turnover Rate                                 31%        52%         51%

Net Assets, End of Period (in thousands)             $2,826     $1,132        $830

(1) May 31, 2005 (fund inception) through March 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
25

Inflation Protection Bond

C Class

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                       2008       2007     2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                  $9.49      $9.44      $10.00
                                                    -------    -------    --------
Income From Investment Operations
 Net Investment Income (Loss)                       0.41(2)    0.21(2)        0.27

 Net Realized and Unrealized Gain (Loss)               0.87       0.12      (0.56)
                                                    -------    -------    --------
 Total From Investment Operations                      1.28       0.33      (0.29)
                                                    -------    -------    --------
Distributions
 From Net Investment Income                          (0.36)     (0.23)      (0.27)

 From Return of Capital                                  --     (0.05)          --
                                                    -------    -------    --------
 Total Distributions                                 (0.36)     (0.28)      (0.27)
                                                    -------    -------    --------
Net Asset Value, End of Period                       $10.41      $9.49       $9.44
                                                    =======    =======    ========

TOTAL RETURN(3)                                      13.98%      3.54%     (2.95)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                                 1.59%      1.59%    1.59%(4)

Ratio of Net Investment
Income (Loss) to Average Net Assets                   3.95%      2.26%    2.97%(4)

Portfolio Turnover Rate                                 31%        52%         51%

Net Assets, End of Period (in thousands)            $20,978     $6,682      $5,215

(1) May 31, 2005 (fund inception) through March 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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26

Inflation Protection Bond

R Class

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                       2008       2007     2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                  $9.74      $9.46      $10.00
                                                    -------    -------    --------
Income From Investment Operations
 Net Investment Income (Loss)                       0.46(2)    0.15(2)        0.30

 Net Realized and Unrealized Gain (Loss)               0.90       0.23      (0.54)
                                                    -------    -------    --------
 Total From Investment Operations                      1.36       0.38      (0.24)
                                                    -------    -------    --------
Distributions
 From Net Investment Income                          (0.42)     (0.10)      (0.30)
                                                    -------    -------    --------
Net Asset Value, End of Period                       $10.68      $9.74       $9.46
                                                    =======    =======    ========

TOTAL RETURN(3)                                      14.47%      4.03%     (2.48)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                                 1.09%      1.09%    1.09%(4)

Ratio of Net Investment
Income (Loss) to Average Net Assets                   4.45%      2.76%    3.47%(4)

Portfolio Turnover Rate                                 31%        52%         51%

Net Assets, End of Period (in thousands)               $299       $123         $26

(1) May 31, 2005 (fund inception) through March 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century Investment Trust and
Shareholders of the Inflation Protection Bond:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Inflation
Protection Bond Fund (one of the ten funds comprising the American Century
Investment Trust, hereafter referred to as the "Fund") at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 19, 2008

------
28

MANAGEMENT

The individuals listed below serve as trustees or officers of the fund. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are
"interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM or the
advisor); the fund's principal underwriter, American Century Investment
Services, Inc. (ACIS); and the fund's transfer agent, American Century
Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM, or American Century Global Investment Management,
Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Trustee and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 105
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

INDEPENDENT TRUSTEES

JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Trustee (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

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29

RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

FREDERICK L.A. GRAUER, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Advisor, Barclays Global
Investors (2003 to present).
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

PETER F. PERVERE, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.

MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Trustee (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present)

JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Trustee (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

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30

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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31

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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32

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and
FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI)SM measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

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33

NOTES

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34

NOTES

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35

NOTES

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36

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . .           1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . .           1-800-345-2021 or
                                                             816-531-5575

INVESTORS USING ADVISORS . . . . . . . . . . . . .           1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS. . . . . . . .           1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . .           1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . .           1-800-634-4113

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0805
CL-ANN-60039N

[front cover]

ANNUAL REPORT
MARCH 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY-MASON STREET SELECT BOND FUND
AMERICAN CENTURY-MASON STREET HIGH-YIELD BOND FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the annual report for the American Century®-Mason
Street Select Bond and High-Yield Bond funds for the 12 months ended March 31,
2008. We also recommend our website, americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information about portfolio strategy, personal finance, government policy, and the markets.

As noted on the website, 2008 marks our 50th year. Since 1958, we've worked for you with integrity, always striving to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous recessionary cycles. As we've crossed those hurdles and earned your trust, our assets under management have grown to close to $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these turbulent times.

Our investment discipline and integrity are important features of our portfolios. For example, our fixed-income investment team anticipated the current credit squeeze. Instead of chasing higher yields and adding leveraged exposure as the credit bubble inflated, the team minimized our portfolios'
direct exposure to subprime-related debt, preserving investors' hard-earned capital. The team also positioned the portfolios to capitalize on opportunities, including attractive high-quality securities discarded by investors with liquidity needs.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .    2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .    2

SELECT BOND

HIGH-YIELD BOND

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By David MacEwen, Chief Investment Officer, Fixed Income

VOLATILITY REIGNED

The 12 months ended March 31, 2008, saw widely divergent bond returns as market volatility surged in the wake of the subprime credit crisis. Credit woes spread across the financial system, affecting banks, brokers, bond insurers, hedge funds, and other big, institutional players important for the functioning of the markets. This led to risk aversion that colored the return picture for assets ranging from the riskiest high-yield bonds to even some of the highest-quality money market securities.

The subprime meltdown had direct economic effects as well, weighing on consumer spending and confidence, leading many economists to suggest that the economy is already in recession. But even as growth slowed, higher commodity prices (led by oil) meant rising inflation. The government consumer price index (CPI) rose 4% during the reporting period.

The Federal Reserve took a series of extraordinary steps, slashing interest rates and acting as a lender of last resort not only for banks, but also major brokers. For the year, the federal funds rate target declined from 5.25% to
2.25%.

TREASURY BONDS RULED ROOST

The volatility, credit, and liquidity concerns in the market all favored
Treasury securities over higher-yielding, lower-quality alternatives (see the accompanying returns table). Inflation-linked bonds--particularly Treasury inflation-indexed securities--performed best because of their combination of high quality and inflation protection. Meanwhile, risky corporate high-yield bonds posted negative returns.

RATES FELL, CURVE STEEPENED

Against this backdrop, Treasury yields declined. The yield on the two-year
Treasury note tumbled from 4.58% to 1.59%, while yields on longer-term notes and bonds fell less. That's because investors worried about the potential long-term inflation effects of Fed rate cuts, high energy and commodity prices, and a weaker dollar. As a result, the yield curve fell and steepened--the difference in yield between two- and 10-year Treasury securities increased sharply from seven to 182 basis points (a basis point equals 0.01%).

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2008
TREASURY SECURITIES
3-Month Bill                                 4.81%
2-Year Note                                  9.39%
5-Year Note                                 14.37%
10-Year Note                                14.35%
30-Year Bond                                13.86%
CITIGROUP U.S. BOND MARKET INDICES
High-Yield Market (corporate)               -3.58%
Credit (investment-grade corporate)          4.41%
Mortgage (mortgage-backed)                   7.95%
Broad Investment-Grade (multi-sector)        8.41%
Agency                                      10.37%
Treasury                                    12.24%
Inflation-Linked Securities                 14.64%

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2

PERFORMANCE
Select Bond

Total Returns as of March 31, 2008
                                             Average Annual Returns
                                                   10         Since     Inception
                                  1 year  5 years   years   Inception      Date

A CLASS(1)
 No sales charge*                 6.06%    3.88%    5.78%     6.34%
 With sales charge*               1.24%    2.93%    5.30%     5.90%      3/31/97

CITIGROUP US BROAD
INVESTMENT-GRADE BOND INDEX       8.41%    4.80%    6.13%     6.65%         --

Investor Class                    6.30%     --       --       6.20%       4/3/06

Institutional Class               6.51%     --       --       6.41%       4/3/06

B Class(1)
 No sales charge*                 5.37%    3.21%    5.10%     5.65%
 With sales charge*               1.37%    3.03%    5.10%     5.65%      3/31/97

C Class                           5.25%     --       --       5.15%       4/3/06

R Class                           5.77%     --       --       5.67%       4/3/06

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Select Bond acquired all of the net assets of the Mason Street Select Bond
Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund's shareholders on March 23, 2006. Performance information prior to April 1, 2006 is that of the Mason Street Select Bond Fund.

(1) Class returns would have been lower if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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3

Select Bond

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 1998*

One-Year Returns Over 10 Years
Periods ended March 31
                 1999    2000    2001    2002    2003     2004     2005      2006    2007     2008

A Class** (no
sales charge)   4.60%   2.26%   13.32%   5.76%  13.19%   6.50%    -0.27%    1.47%    5.86%    6.06%

Citigroup US
Broad
Investment-Grade
Bond Index      6.50%   1.81%   12.57%   5.34%  11.56%   5.52%     1.23%    2.40%    6.60%    8.41%

* Select Bond A Class's initial investment is $9,550 to reflect the maximum
4.50% initial sales charge.

** Class returns would have been lower, along with the ending value, if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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4

PORTFOLIO COMMENTARY
Select Bond

Lead Portfolio Manager: David Ells

PERFORMANCE SUMMARY

Select Bond returned 6.06%* for the 12 months ended March 31, 2008. By comparison, the Citigroup US Broad Investment-Grade Index (BIG) Bond Index
advanced 8.41%. See page 3 for additional performance comparisons. Portfolio returns reflect operating expenses, while Citigroup index returns do not.

The portfolio's absolute return over the last 12 months reflected the performance of the broader market, as high-quality securities performed well while risk assets lagged amid worries about the health of the economy and financial system (see page 2). Select Bond underperformed its benchmark because of its focus on higher-yielding corporate and mortgage-backed securities (MBS) at a time when Treasury bonds significantly outperformed.
However, the fund's relative return benefited from some of our yield curve and currency trades.

CORPORATES, MBS UNDERPERFORMED

The key factor explaining the portfolio's performance relative to the benchmark for the year was our overweight position in "spread products"
(securities such as corporates and MBS that trade at a spread over Treasuries)
and underweight position in Treasuries. Despite underperformance during the fiscal year, we maintained this positioning because other things being equal, higher-yielding spread products should outperform Treasury bonds over time.

It's probably also worth pointing out that we had essentially zero subprime exposure in our mortgage positions. And within corporates, we avoided the troubled financials sector and had no high-yield exposure. Instead we preferred shorter-term, less price-sensitive bonds in more defensive sectors of the economy.

TIIS OUTPERFORMED

We helped performance within our Treasury allocation by carrying a sizable position in Treasury inflation-indexed securities (TIIS), which were the best-performing bonds for the year, beating out even plain-vanilla Treasury bonds. TIIS saw heavy demand for two main reasons. First, they offered the highest possible credit quality at a time when investors were shunning risk assets. Second, their inflation protection was desirable in an environment where the Federal Reserve (the Fed) was thought by many to be focused on promoting economic growth even at the expense of inflation prevention.

Portfolio at a Glance
                                    As of       As of
                                   3/31/08     3/31/07
Weighted Average Maturity         6.1 years   6.8 years
Average Duration (effective)      4.1 years   4.6 years

Yields as of March 31, 2008
30-day SEC Yield
Investor Class                                     4.45%
Institutional Class                                4.64%
A Class(1)                                         4.02%
B Class(1)                                         3.56%
C Class                                            3.44%
R Class                                            3.94%

(1) The yields presented reflect the waiver of a portion of the class's distribution and service fees. Without such waiver, the 30-day yields would have been lower.

* All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 4.50%. Had the sales charge been applied or if distribution and service fees had not been waived, returns would be lower than those shown.

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5

Select Bond

CURVE, CURRENCY TRADES HELPED

In addition, we aided performance by using a yield curve steepening trade.
Looking at the 12 months, the curve steepened sharply as Fed rate cuts and economic and financial concerns drove two-year yields down more than any other area on the curve. Meanwhile, market concern about the Fed's apparent lack of focus on inflation meant yields on longer-term notes and bonds did not fall as much. As a result, the difference in yield between two- and 10-year notes went from just seven basis points (the curve was essentially flat) to 182 basis points (a more normal, upward slope).

Finally, our Japanese yen exposure contributed to relative performance. We put this trade on in the second half of the fiscal year because of attractive relative values, as well as positive technical and fundamental factors. We closed out this trade and took our profits in March.

OUTLOOK

"In terms of the economy, we believe we are already in recession," says Lead
Portfolio Manager David Ells. "Add to that the crisis in the financial system and you get a very active Federal Reserve, pulling out all the stops to boost the economy and markets. But that gives us some very real inflation concerns, because inflation's already running at an elevated level. As a result, we're likely to maintain a relatively short duration (price sensitivity to interest rate changes) and favor inflation-protected bonds."

Ells continues: "At the same time, the massive re-pricing of risk that's gone on in the marketplace means we're finding select opportunities that we believe offer potential reward far in excess of their downside risk. That has us looking to add some high-quality MBS, corporate, and agency securities where we think we can find compelling relative values."

Types of Investments in Portfolio
                                           % of net       % of net
                                         assets as of   assets as of
                                            3/31/08        9/30/07
Corporate Bonds                              34.0%          35.3%
Mortgage-Backed Securities                   32.1%          36.3%
Collateralized Mortgage Obligations          15.2%          13.3%
U.S. Treasury Securities                     8.0%           8.4%
Commercial Paper                             4.4%            --
Asset-Backed Securities                      3.4%           5.4%
U.S. Government Agency Securities            1.3%           1.2%
Sovereign Governments & Agencies             0.8%           0.8%
Temporary Cash Investments                    --            0.5%
Other Assets and Liabilities                 0.8%          (1.2)%

Portfolio Composition by Credit Rating
                                          % of fund      % of fund
                                         investments    investments
                                            as of          as of
                                           3/31/08        9/30/07
AAA                                          66%            64%
AA                                           3%              4%
A                                            10%            10%
BBB                                          18%            19%
BB                                           3%              3%

------
6

SCHEDULE OF INVESTMENTS
Select Bond

MARCH 31, 2008

Principal Amount                                                             Value

Corporate Bonds -- 34.0%

AEROSPACE & DEFENSE -- 2.1%
    $ 315,000  BAE Systems Holdings Inc., 4.75%, 8/15/10 (Acquired
               3/21/06, Cost $305,566)(1)                                $ 326,858
      313,000  Boeing Capital Corp., 4.75%, 8/25/08                        316,083
      316,000  General Dynamics Corp., 3.00%, 5/15/08                      315,924
      124,000  General Dynamics Corp., 4.25%, 5/15/13                      125,784
      370,000  L-3 Communications Corp., 6.375%, 10/15/15                  363,525
       75,000  Lockheed Martin Corp., 6.15%, 9/1/36                         77,722
      462,000  Raytheon Company, 5.50%, 11/15/12                           493,738
       50,000  United Technologies Corp., 6.35%, 3/1/11                     54,118
                                                                       -----------
                                                                         2,073,752
                                                                       -----------
AIR FREIGHT & LOGISTICS(2)
       30,000  United Parcel Service, Inc., 6.20%, 1/15/38                  32,203
                                                                       -----------
AUTO COMPONENTS -- 0.2%
      104,000  Johnson Controls, Inc., 5.50%, 1/15/16                      106,222
       63,000  Johnson Controls, Inc., 6.00%, 1/15/36                       60,092
                                                                       -----------
                                                                           166,314
                                                                       -----------
AUTOMOBILES -- 0.4%
      315,000  DaimlerChrysler N.A. Holding Corp., 5.75%, 5/18/09          318,070
       25,000  DaimlerChrysler N.A. Holding Corp., 8.50%, 1/18/31           28,655
                                                                       -----------
                                                                           346,725
                                                                       -----------
BEVERAGES -- 0.9%
       15,000  Anheuser-Busch Companies, Inc., 5.95%, 1/15/33               15,086
       25,000  Anheuser-Busch Companies, Inc., 5.75%, 4/1/36                24,472
       50,000  Bottling Group, LLC, 4.625%, 11/15/12                        52,193
      125,000  Coca-Cola Co. (The), 5.35%, 11/15/17                        130,777
      160,000  Constellation Brands Inc., 7.25%, 9/1/16                    156,400
       98,000  Fortune Brands Inc., 5.375%, 1/15/16                         92,815

Principal Amount                                                             Value

     $ 45,000  PepsiCo, Inc., 4.65%, 2/15/13                              $ 46,647
      285,000  SABMiller plc, 6.20%, 7/1/11 (Acquired 6/27/06, Cost
               $284,798)(1)                                                303,523
                                                                       -----------
                                                                           821,913
                                                                       -----------
CAPITAL MARKETS -- 1.5%
      115,000  Bank of New York Mellon Corp. (The), 4.95%, 11/1/12         117,994
       45,000  Bear Stearns Companies Inc. (The), 7.25%, 2/1/18             46,617
       20,000  Credit Suisse, 5.75%, 2/15/18                                20,004
       15,000  Credit Suisse, 5.86%, 12/29/49                               12,733
       10,000  Eaton Vance Corp., 6.50%, 10/2/17                            10,690
      387,000  Goldman Sachs Group, Inc. (The), 5.15%, 1/15/14             381,853
       25,000  Lehman Brothers Holdings Inc., 4.80%, 3/13/14                21,753
       35,000  Lehman Brothers Holdings Inc., 6.50%, 7/19/17                33,317
      110,000  Lehman Brothers Holdings Inc., 5.875%, 11/15/17             101,578
       75,000  Lehman Brothers Holdings Inc., 7.00%, 9/27/27                69,501
      220,000  Merrill Lynch & Co., Inc., 6.40%, 8/28/17                   217,628
       20,000  Merrill Lynch & Co., Inc., 6.22%, 9/15/26                    16,842
      110,000  Morgan Stanley, 6.25%, 8/9/26                                97,636
       80,000  Northern Trust Corp., 5.30%, 8/29/11                         85,203
      250,000  State Street Bank & Trust Co., 5.30%, 1/15/16               248,848
                                                                       -----------
                                                                         1,482,197
                                                                       -----------
COMMERCIAL BANKS -- 1.8%
      422,000  Bank One Corp., 5.25%, 1/30/13                              431,279
       17,000  BB&T Corp., 4.90%, 6/30/17                                   15,422
       20,000  BNP Paribas, 5.19%, 6/29/49 (Acquired 9/21/07, Cost
               $18,063)(1)                                                  16,803
      114,000  Deutsche Bank Capital Funding Trust VII, 5.63%,
               1/19/16 (Acquired 5/9/06-9/21/07, Cost $107,331)(1)          98,839
       45,000  Fifth Third Bancorp, 8.25%, 3/1/38                           45,982
      250,000  M&I Marshall & Ilsley Bank, 5.15%, 2/22/12                  247,894
       60,000  PNC Funding Corp., 5.625%, 2/1/17                            57,303

------
7

Select Bond

Principal Amount                                                             Value

     $ 25,000  SunTrust Bank, 7.25%, 3/15/18                              $ 25,621
       75,000  U.S. Bank N.A., 4.80%, 4/15/15                               75,976
       93,000  UnionBanCal Corp., 5.25%, 12/16/13                           92,442
      380,000  Wachovia Corp., 5.35%, 3/15/11                              390,180
      279,000  Zions Bancorporation, 5.50%, 11/16/15                       250,215
                                                                       -----------
                                                                         1,747,956
                                                                       -----------
COMPUTERS & PERIPHERALS -- 0.1%
       70,000  Seagate Technology HDD Holdings, 6.80%, 10/1/16              67,025
                                                                       -----------
CONSTRUCTION MATERIALS -- 0.1%
       75,000  CRH America Inc., 6.00%, 9/30/16                             71,525
                                                                       -----------
CONSUMER FINANCE -- 0.3%
      285,000  SLM Corp., 5.45%, 4/25/11                                   229,364
       10,000  SLM Corp., 5.375%, 1/15/13                                    7,674
       50,000  SLM Corp., 5.375%, 5/15/14                                   37,579
                                                                       -----------
                                                                           274,617
                                                                       -----------
DIVERSIFIED FINANCIAL SERVICES -- 1.3%
       30,000  Bank of America Corp., 5.625%, 10/14/16                      30,664
       30,000  Bank of America Corp., 8.00%, 1/30/18                        30,097
       20,000  Capmark Financial Group Inc., 6.30%, 5/10/17
               (Acquired 5/3/07, Cost $19,968)(1)                           12,017
       10,000  Citigroup Capital XXI, 8.30%, 12/21/57                        9,883
      140,000  Citigroup Inc., 5.125%, 5/5/14                              137,001
       10,000  Citigroup Inc., 6.875%, 3/5/38                               10,025
       30,000  General Electric Capital Corp., 5.875%, 1/14/38              29,015
      195,000  GMAC LLC, 6.00%, 12/15/11                                   145,971
      425,000  HSBC Finance Corp., 4.125%, 11/16/09                        418,877
      276,000  International Lease Finance Corp., 4.75%, 1/13/12           267,556
      197,000  John Deere Capital Corp., 4.50%, 8/25/08                    197,981
                                                                       -----------
                                                                         1,289,087
                                                                       -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.7%
      224,000  AT&T Corp., 8.00%, 5/15/08                                  262,557
      159,000  AT&T Corp., 7.30%, 11/15/11                                 172,410
       45,000  British Telecommunications plc, 9.125%, 12/15/30             56,052
       85,000  Deutsche Telekom International Finance BV, 5.75%,
               3/23/16                                                      84,197

Principal Amount                                                             Value

    $ 105,000  Embarq Corp., 6.74%, 6/1/13                               $ 101,687
       80,000  Embarq Corp., 7.08%, 6/1/16                                  75,876
       15,000  Embarq Corp., 8.00%, 3/1/36                                  13,738
      125,000  France Telecom SA, 8.50%, 3/1/31                            155,334
      210,000  Sprint Capital Corp., 8.375%, 3/15/12                       194,408
       40,000  Sprint Capital Corp., 6.90%, 5/1/19                          31,556
       62,000  Sprint Capital Corp., 8.75%, 3/15/32                         52,507
      146,000  Telecom Italia Capital SA, 4.00%, 1/15/10                   143,314
      175,000  Telecom Italia Capital SA, 6.20%, 7/18/11                   173,787
      175,000  Verizon Global Funding Corp., 5.85%, 9/15/35                159,975
                                                                       -----------
                                                                         1,677,398
                                                                       -----------
ELECTRIC UTILITIES -- 5.0%
       45,000  Bruce Mansfield Plant Units 1 & 2, 6.85%, 6/1/34             47,115
       60,000  Carolina Power & Light Co., 6.50%, 7/15/12                   64,712
       35,000  Carolina Power & Light Co., 5.15%, 4/1/15                    35,700
       10,000  Commonwealth Edison Co., 6.45%, 1/15/38                       9,670
      634,000  DTE Energy Co., 7.05%, 6/1/11                               678,718
      148,000  Duquesne Light Holdings, Inc., 5.50%, 8/15/15               144,493
      153,000  Entergy Mississippi Inc., 6.25%, 4/1/34                     147,587
       45,000  Exelon Generation Co. LLC, 6.20%, 10/1/17                    44,682
      100,000  Florida Power & Light Co., 5.625%, 4/1/34                    96,418
      469,000  Florida Power Corp., 4.50%, 6/1/10                          482,218
      339,000  Indiana Michigan Power Co., 5.05%, 11/15/14                 324,274
      145,545  Kiowa Power Partners LLC, 4.81%, 12/30/13 (Acquired
               11/19/04, Cost $142,096)(1)                                 147,143
      123,000  Kiowa Power Partners LLC, 5.74%, 3/30/21 (Acquired
               11/19/04, Cost $123,000)(1)                                 121,555
       30,000  MidAmerican Energy Holdings Co., 5.95%, 5/15/37              28,202
       80,000  Monongahela Power Co., 5.70%, 3/15/17 (Acquired
               9/13/06, Cost $79,708)(1)                                    81,968
      292,000  Nevada Power Co., 5.875%, 1/15/15                           287,843
       10,000  Nevada Power Co., 5.95%, 3/15/16                              9,879

------
8

Select Bond

Principal Amount                                                             Value

     $ 90,000  Nevada Power Co., 6.50%, 5/18/18                           $ 92,279
      160,000  Oncor Electric Delivery Co., 6.375%, 1/15/15                160,198
      110,000  Oncor Electric Delivery Co., 7.00%, 9/1/22                  105,605
      371,000  PacifiCorp, 5.45%, 9/15/13                                  392,022
       75,000  PacifiCorp, 5.75%, 4/1/37                                    71,003
       20,000  Potomac Electric Power Co., 6.50%, 11/15/37                  19,597
      373,000  PPL Electric Utilities Corp., 4.30%, 6/1/13                 359,046
       45,000  PPL Energy Supply, LLC, 6.50%, 5/1/18                        44,833
       40,000  PPL Energy Supply, LLC, 6.00%, 12/15/36                      32,738
       45,000  Sierra Pacific Power Co., 6.75%, 7/1/37                      43,390
       25,000  South Carolina Electric & Gas Co., 6.05%, 1/15/38            25,218
      235,000  Southern California Edison Co., 5.00%, 1/15/16              238,006
       15,000  Southern California Edison Co., 5.55%, 1/15/37               14,264
       25,000  Tampa Electric Co., 6.15%, 5/15/37                           23,380
      115,000  Toledo Edison Co. (The), 6.15%, 5/15/37                     102,183
      335,000  Virginia Electric and Power Co., 5.25%, 12/15/15            337,081
                                                                       -----------
                                                                         4,813,020
                                                                       -----------
ENERGY EQUIPMENT & SERVICES -- 0.4%
      268,000  Consolidated Natural Gas Co., 5.00%, 12/1/14                260,590
       65,000  Pride International Inc., 7.375%, 7/15/14                    67,925
       10,000  Southern Natural Gas Co., 5.90%, 4/1/17 (Acquired
               3/14/07, Cost $9,983)(1)                                      9,829
                                                                       -----------
                                                                           338,344
                                                                       -----------
FOOD & STAPLES RETAILING -- 0.3%
       20,000  Costco Wholesale Corp., 5.30%, 3/15/12                       21,096
      113,000  CVS Caremark Corp., 4.875%, 9/15/14                         112,100
       80,000  CVS Caremark Corp., 6.125%, 8/15/16                          83,611
       20,000  Delhaize Group, 6.50%, 6/15/17                               20,704
       35,000  Kroger Co. (The), 7.00%, 5/1/18                              38,183

Principal Amount                                                             Value

     $ 10,000  Kroger Co. (The), 6.80%, 12/15/18                          $ 10,792
       15,000  Kroger Co. (The), 6.15%, 1/15/20                             15,449
                                                                       -----------
                                                                           301,935
                                                                       -----------
FOOD PRODUCTS -- 0.9%
       85,000  General Mills, Inc., 5.70%, 2/15/17                          85,907
      473,000  Kellogg Co., 6.60%, 4/1/11                                  510,632
       68,000  Kraft Foods Inc., 6.25%, 6/1/12                              70,906
       40,000  Kraft Foods Inc., 6.50%, 8/11/17                             41,138
       35,000  Kraft Foods Inc., 6.875%, 2/1/38                             34,551
       85,000  Smithfield Foods, Inc., 7.75%, 5/15/13                       84,575
                                                                       -----------
                                                                           827,709
                                                                       -----------
HOTELS, RESTAURANTS & LEISURE -- 0.5%
       10,000  Darden Restaurants, Inc., 6.20%, 10/15/17                     9,758
       60,000  Darden Restaurants, Inc., 6.80%, 10/15/37                    55,001
       40,000  Harrah's Operating Co. Inc., 5.75%, 10/1/17                  22,400
      170,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13                159,888
      215,000  Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
               6.625%, 12/1/14 (Acquired 11/1/07, Cost $209,519)(1)        208,012
       75,000  Yum! Brands, Inc., 6.875%, 11/15/37                          71,976
                                                                       -----------
                                                                           527,035
                                                                       -----------
HOUSEHOLD DURABLES -- 0.5%
       45,000  Centex Corp., 7.875%, 2/1/11                                 42,551
       95,000  Centex Corp., 5.45%, 8/15/12                                 80,350
       15,000  D.R. Horton, Inc., 7.875%, 8/15/11                           14,606
       65,000  D.R. Horton, Inc., 5.375%, 6/15/12                           57,200
      145,000  KB Home, 7.75%, 2/1/10                                      139,381
      130,000  Lennar Corp., 5.95%, 10/17/11                               110,500
                                                                       -----------
                                                                           444,588
                                                                       -----------
HOUSEHOLD PRODUCTS -- 1.2%
      399,000  Clorox Co., 4.20%, 1/15/10                                  400,781
      745,000  Gillette Co. (The), 2.50%, 6/1/08                           744,631
       55,000  Procter & Gamble Co. (The), 5.55%, 3/5/37                    55,116
                                                                       -----------
                                                                         1,200,528
                                                                       -----------

------
9

Select Bond

Principal Amount                                                             Value

INDUSTRIAL CONGLOMERATES -- 0.1%
    $ 110,000  Siemens Financieringsmaatschappij N.V., 5.75%,
               10/17/16 (Acquired 8/9/06, Cost $109,721)(1)              $ 112,830
                                                                       -----------
INSURANCE -- 0.9%
      745,000  Berkley (W.R.) Corp., 9.875%, 5/15/08                       749,880
       25,000  Progressive Corp. (The), 6.70%, 6/15/37                      22,310
       40,000  Prudential Financial, Inc., 5.70%, 12/14/36                  34,186
       20,000  Travelers Companies, Inc. (The), 6.25%, 6/15/37              18,597
                                                                       -----------
                                                                           824,973
                                                                       -----------
IT SERVICES -- 0.2%
       95,000  Fiserv, Inc., 6.125%, 11/20/12                               98,036
       95,000  Fiserv, Inc., 6.80%, 11/20/17                                98,416
                                                                       -----------
                                                                           196,452
                                                                       -----------
MACHINERY -- 0.2%
      160,000  Case Corp., 7.25%, 1/15/16                                  156,000
                                                                       -----------
MEDIA -- 1.8%
      130,000  Comcast Corp., 5.90%, 3/15/16                               129,182
       40,000  Comcast Corp., 5.875%, 2/15/18                               39,048
        5,000  Comcast Corp., 7.05%, 3/15/33                                 5,115
       15,000  Comcast Corp., 6.95%, 8/15/37                                15,081
       65,000  News America Inc., 6.40%, 12/15/35                           63,284
        5,000  News America Inc., 6.15%, 3/1/37                              4,739
       45,000  News America Inc., 6.65%, 11/15/37                           45,529
       20,000  Rogers Cable Inc., 6.25%, 6/15/13                            20,914
      345,000  Rogers Cable Inc., 5.50%, 3/15/14                           326,073
      125,000  TCI Communications, Inc., 8.75%, 8/1/15                     141,671
      600,000  Time Warner Entertainment Co. L.P., 7.25%, 9/1/08           607,011
      105,000  Time Warner Entertainment Co. L.P., 8.375%, 3/15/23         116,627
       15,000  Time Warner Inc., 6.875%, 6/15/18                            15,080
       50,000  Time Warner Inc., 6.625%, 5/15/29                            47,022

Principal Amount                                                             Value

     $ 90,000  Viacom Inc., 5.75%, 4/30/11                                $ 91,048
       55,000  Viacom Inc., 6.625%, 5/15/11                                 56,200
                                                                       -----------
                                                                         1,723,624
                                                                       -----------
METALS & MINING -- 0.2%
      100,000  Alcoa Inc., 5.72%, 2/23/19                                   98,129
       85,000  Alcoa Inc., 5.90%, 2/1/27                                    76,810
                                                                       -----------
                                                                           174,939
                                                                       -----------
MULTI-UTILITIES -- 2.8%
       15,000  AmerenUE, 6.40%, 6/15/17                                     15,797
       25,000  CenterPoint Energy Houston Electric LLC, 5.70%,
               3/15/13                                                      26,167
       30,000  CenterPoint Energy Houston Electric LLC, 6.95%,
               3/15/33                                                      31,824
       10,000  CenterPoint Energy Resources Corp., 6.125%, 11/1/17          10,236
      313,000  CenterPoint Energy Transition Bond Co. II, LLC,
               5.17%, 8/1/19                                               314,443
      110,000  CMS Energy Corp., 6.875%, 12/15/15                          109,888
       25,000  Consolidated Edison Co. of New York, Inc., Series
               2005 C, 5.375%, 12/15/15                                     25,591
       55,000  Consolidated Edison Co. of New York, Inc., Series
               2006 C, 5.50%, 9/15/16                                       56,684
       30,000  Consolidated Edison Co. of New York, Inc., Series
               2007 A, 6.30%, 8/15/37                                       29,973
      834,000  Consumers Energy Co., 4.80%, 2/17/09                        839,704
       80,000  NiSource Finance Corp., 5.40%, 7/15/14                       79,211
       22,000  NiSource Finance Corp., 5.25%, 9/15/17                       20,081
       15,000  NiSource Finance Corp., 6.40%, 3/15/18                       15,060
       25,000  Northern States Power Co., 5.25%, 10/1/18                    25,403
       45,000  Pacific Gas and Electric Co., 6.05%, 3/1/34                  44,269
       20,000  Pacific Gas and Electric Co., 5.80%, 3/1/37                  18,991
      115,000  Public Service Co. of Colorado, 5.50%, 4/1/14               120,063
      224,000  Public Service Electric & Gas Co., 5.00%, 1/1/13            230,331
      145,000  Public Service Electric & Gas Co., 5.70%, 12/1/36           138,954
      313,000  Puget Sound Energy, Inc., 3.36%, 6/1/08                     312,716
       50,000  Puget Sound Energy, Inc., 6.27%, 3/15/37                     47,559

------
10

Select Bond

Principal Amount                                                             Value

     $ 20,000  San Diego Gas & Electric Co., 5.30%, 11/15/15              $ 20,605
       15,000  San Diego Gas & Electric Co., 6.125%, 9/15/37                15,371
       25,000  SCANA Corp., 6.25%, 4/1/20                                   25,422
       65,000  Tampa Electric Co., 6.55%, 5/15/36                           64,531
       85,000  Xcel Energy Inc., 6.50%, 7/1/36                              83,842
                                                                       -----------
                                                                         2,722,716
                                                                       -----------
MULTILINE RETAIL -- 1.3%
      302,000  Federated Department Stores, Inc., 6.30%, 4/1/09            302,111
       15,000  Federated Department Stores, Inc., 7.00%, 2/15/28            12,915
       55,000  Federated Retail Holdings, Inc., 5.35%, 3/15/12              52,471
       63,000  J.C. Penney Corp., Inc., 6.875%, 10/15/15                    64,348
       30,000  J.C. Penney Corp., Inc., 7.95%, 4/1/17                       31,992
       10,000  J.C. Penney Corp., Inc., 5.75%, 2/15/18                       9,257
       20,000  J.C. Penney Corp., Inc., 6.375%, 10/15/36                    17,047
       30,000  Kohl's Corp., 6.25%, 12/15/17                                28,638
       20,000  Kohl's Corp., 6.875%, 12/15/37                               17,750
        5,000  May Department Stores Co. (The), 6.65%, 7/15/24               4,260
       25,000  Nordstrom, Inc., 7.00%, 1/15/38                              24,822
      644,000  Target Corp., 5.40%, 10/1/08                                650,657
       50,000  Target Corp., 5.375%, 5/1/17                                 49,750
       45,000  Target Corp., 6.50%, 10/15/37                                43,650
                                                                       -----------
                                                                         1,309,668
                                                                       -----------
OIL, GAS & CONSUMABLE FUELS -- 2.2%
       35,000  Amerada Hess Corp., 7.125%, 3/15/33                          39,154
      115,000  Anadarko Finance Co., 7.50%, 5/1/31                         129,761
       35,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17              35,469
       30,000  Canadian Natural Resources Ltd., 6.45%, 6/30/33              29,937
        5,000  Canadian Natural Resources Ltd., 5.85%, 2/1/35                4,610
       35,000  Canadian Natural Resources Ltd., 6.25%, 3/15/38              33,690
       20,000  Canadian Natural Resources Ltd., 6.75%, 2/1/39               20,482
       25,000  Devon Energy Corp., 7.95%, 4/15/32                           30,921
       40,000  El Paso Corp., 7.00%, 6/15/17                                41,354

Principal Amount                                                             Value

      $ 5,000  EnCana Corp., 6.625%, 8/15/37                               $ 5,084
       35,000  EnCana Corp., 6.50%, 2/1/38                                  34,877
      105,000  EnCana Holdings Finance Corp., 5.80%, 5/1/14                111,097
      125,000  Kinder Morgan Energy Partners L.P., 7.30%, 8/15/33          127,980
      300,000  Kinder Morgan Finance Co., ULC, 5.35%, 1/5/11               299,249
       25,000  Marathon Oil Corp., 5.90%, 3/15/18                           25,196
       10,000  Marathon Oil Corp., 6.60%, 10/1/37                            9,968
      138,000  Nexen Inc., 5.875%, 3/10/35                                 126,018
       20,000  Pemex Project Funding Master Trust, 6.625%, 6/15/35
               (Acquired 10/17/07, Cost $20,739)(1)                         20,803
      100,000  Petro-Canada, 5.95%, 5/15/35                                 90,603
      210,000  Pioneer Natural Resources Co., 6.875%, 5/1/18               200,093
       35,000  Suncor Energy Inc., 6.50%, 6/15/38                           34,648
       75,000  Sunoco Inc., 5.75%, 1/15/17                                  74,255
      107,000  Talisman Energy Inc., 5.85%, 2/1/37                          94,141
      220,000  Tesoro Corp., 6.25%, 11/1/12                                208,450
      200,000  Tesoro Corp., 6.50%, 6/1/17                                 180,000
       20,000  Valero Energy Corp., 6.125%, 6/15/17                         20,247
      105,000  Valero Energy Corp., 6.625%, 6/15/37                        100,680
       30,000  XTO Energy Inc., 5.30%, 6/30/15                              30,406
                                                                       -----------
                                                                         2,159,173
                                                                       -----------
PAPER & FOREST PRODUCTS(2)
       20,000  Weyerhaeuser Co., 6.875%, 12/15/33                           18,795
                                                                       -----------
PHARMACEUTICALS -- 0.2%
        5,000  Bristol-Myers Squibb Co., 5.875%, 11/15/36                    4,852
       90,000  Wyeth, 5.50%, 2/1/14                                         93,345
       60,000  Wyeth, 5.95%, 4/1/37                                         58,823
                                                                       -----------
                                                                           157,020
                                                                       -----------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.5%
       50,000  AvalonBay Communities Inc., 5.50%, 1/15/12                   49,592
       35,000  BRE Properties, Inc., 5.50%, 3/15/17                         29,548
      231,000  Developers Diversified Realty Corp., 5.375%, 10/15/12       216,022
       80,000  Duke Realty L.P., 5.95%, 2/15/17                             69,536

------
11

Select Bond

Principal Amount                                                             Value

     $ 15,000  HCP, Inc., 6.70%, 1/30/18                                  $ 12,894
       35,000  Health Care Property Investors, Inc., 6.00%, 1/30/17         28,640
      242,000  iStar Financial Inc., 5.15%, 3/1/12                         179,228
      241,000  ProLogis, 5.50%, 3/1/13                                     234,117
      150,000  ProLogis, 5.75%, 4/1/16                                     138,018
      255,000  Simon Property Group L.P., 5.375%, 6/1/11                   253,548
       85,000  Simon Property Group L.P., 5.60%, 9/1/11                     85,187
      190,000  Simon Property Group L.P., 6.10%, 5/1/16                    183,825
                                                                       -----------
                                                                         1,480,155
                                                                       -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.5%
       35,000  Colonial Realty L.P., 6.05%, 9/1/16                          28,749
       91,000  ERP Operating L.P., 5.25%, 9/15/14                           84,568
       40,000  ERP Operating L.P., 5.75%, 6/15/17                           36,514
      440,000  Rouse Co. L.P./TRC Co-Issuer Inc., 6.75%, 5/1/13
               (Acquired 5/2/06, Cost $438,627)(1)                         381,754
                                                                       -----------
                                                                           531,585
                                                                       -----------
ROAD & RAIL -- 1.6%
      471,000  Burlington Northern Santa Fe Corp., 6.125%, 3/15/09         480,201
       35,000  Burlington Northern Santa Fe Corp., 6.15%, 5/1/37            33,693
       15,000  Canadian National Railway Co., 5.85%, 11/15/17               15,672
       25,000  Canadian Pacific Railway Co., 5.95%, 5/15/37                 20,802
       30,000  CSX Corp., 5.60%, 5/1/17                                     28,573
       55,000  CSX Corp., 6.25%, 3/15/18                                    54,417
       98,000  Union Pacific Corp., 3.875%, 2/15/09                         98,438
      671,000  Union Pacific Corp., 7.375%, 9/15/09                        705,129
       55,000  Union Pacific Corp., 5.65%, 5/1/17                           55,017
       35,000  Union Pacific Corp., 5.75%, 11/15/17                         35,527
                                                                       -----------
                                                                         1,527,469
                                                                       -----------
SPECIALTY RETAIL -- 0.3%
      365,000  Home Depot, Inc. (The), 5.875%, 12/16/36                    298,893
                                                                       -----------

Principal Amount                                                             Value

THRIFTS & MORTGAGE FINANCE -- 0.2%
     $ 55,000  Countrywide Financial Corp., 5.80%, 6/7/12                 $ 49,892
       20,000  Countrywide Home Loans Inc., 4.125%, 9/15/09                 18,037
       90,000  Countrywide Home Loans Inc., 4.00%, 3/22/11                  80,406
       90,000  Residential Capital Corp., 8.00%, 2/22/11                    44,550
                                                                       -----------
                                                                           192,885
                                                                       -----------
TOBACCO -- 0.2%
      190,000  Reynolds American Inc., 7.625%, 6/1/16                      200,922
       20,000  Reynolds American Inc., 6.75%, 6/15/17                       20,336
       20,000  Reynolds American Inc., 7.25%, 6/15/37                       19,903
                                                                       -----------
                                                                           241,161
                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.6%
      160,000  Cingular Wireless LLC, 7.125%, 12/15/31                     168,863
       65,000  Rogers Wireless Inc., 6.375%, 3/1/14                         64,539
      350,000  Vodafone Group plc, 5.50%, 6/15/11                          356,299
                                                                       -----------
                                                                           589,701
                                                                       -----------
TOTAL CORPORATE BONDS
(Cost $33,584,775)                                                      32,921,910
                                                                       -----------
U.S. Government Agency Mortgage-Backed Securities(3) -- 32.1%

      635,803  FHLMC, 4.50%, 5/1/19                                        634,363
      288,631  FHLMC, 5.00%, 10/1/19                                       292,578
      829,306  FHLMC, 5.00%, 11/1/19                                       840,647
       90,698  FHLMC, 5.50%, 11/1/19                                        92,866
       87,009  FHLMC, 5.50%, 11/1/19                                        89,089
      113,550  FHLMC, 5.50%, 11/1/19                                       116,264
       80,198  FHLMC, 5.50%, 11/1/19                                        82,115
       61,068  FHLMC, 5.50%, 11/1/19                                        62,528
       76,953  FHLMC, 5.50%, 12/1/19                                        78,792
       55,208  FHLMC, 5.00%, 2/1/20                                         55,894
       25,637  FHLMC, 5.00%, 2/1/20                                         25,955
      150,262  FHLMC, 5.50%, 3/1/20                                        153,680
      321,774  FHLMC, 5.50%, 3/1/20                                        329,093
      113,538  FHLMC, 5.50%, 3/1/20                                        116,120
       88,357  FHLMC, 5.00%, 5/1/20                                         89,454
       27,490  FHLMC, 5.00%, 5/1/20                                         27,832
      168,889  FHLMC, 5.00%, 5/1/20                                        170,987

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12

Select Bond

Principal Amount                                                             Value

    $ 131,686  FHLMC, 4.00%, 10/1/20                                     $ 128,509
      498,544  FHLMC, 5.50%, 6/1/35                                        504,454
    1,937,829  FHLMC, 5.00%, 11/1/35                                     1,922,120
      309,582  FNMA, 5.32%, 4/1/14                                         322,838
      474,270  FNMA, 5.17%, 1/1/16                                         487,360
    1,114,637  FNMA, 5.29%, 4/1/16                                       1,152,600
      253,000  FNMA, 5.38%, 1/1/17                                         261,277
      134,810  FNMA, 4.00%, 6/1/19                                         132,035
      994,116  FNMA, 4.50%, 6/1/19                                         992,737
      862,103  FNMA, 4.50%, 8/1/19                                         860,907
       91,066  FNMA, 6.00%, 10/1/19                                         93,826
      107,388  FNMA, 4.50%, 12/1/19                                        107,239
      177,012  FNMA, 5.00%, 3/1/20                                         179,103
      180,099  FNMA, 5.00%, 3/1/20                                         182,462
      142,599  FNMA, 5.00%, 4/1/20                                         144,284
      343,317  FNMA, 5.00%, 5/1/20                                         347,373
      199,171  FNMA, 5.00%, 5/1/20                                         201,524
       45,482  FNMA, 5.00%, 5/1/20                                          46,019
      501,866  FNMA, 4.50%, 7/1/20                                         500,286
      425,204  FNMA, 5.50%, 9/1/34                                         430,381
      776,899  FNMA, 6.00%, 10/1/34                                        798,728
      546,591  FNMA, 6.00%, 11/1/34                                        561,949
       39,917  FNMA, 5.50%, 3/1/35                                          40,383
       86,880  FNMA, 5.50%, 3/1/35                                          87,893
      294,196  FNMA, 5.50%, 3/1/35                                         297,625
       58,511  FNMA, 5.50%, 3/1/35                                          59,193
      331,585  FNMA, 5.50%, 3/1/35                                         335,451
      403,441  FNMA, 5.00%, 4/1/35                                         399,958
       40,492  FNMA, 6.00%, 5/1/35                                          41,559
        9,506  FNMA, 6.00%, 6/1/35                                           9,757
       44,165  FNMA, 6.00%, 6/1/35                                          45,329
    1,360,806  FNMA, 5.00%, 7/1/35                                       1,349,059
      262,380  FNMA, 5.50%, 7/1/35                                         265,438
      245,005  FNMA, 6.00%, 7/1/35                                         251,465
      424,394  FNMA, 5.50%, 8/1/35                                         429,342
      586,411  FNMA, 5.50%, 9/1/35                                         593,247
      505,936  FNMA, 5.50%, 9/1/35                                         511,834
      120,520  FNMA, 5.50%, 9/1/35                                         121,925
      279,781  FNMA, 5.50%, 9/1/35                                         283,043
      301,320  FNMA, 5.50%, 9/1/35                                         304,832
      469,395  FNMA, 5.00%, 10/1/35                                        465,343
    1,180,903  FNMA, 5.50%, 10/1/35                                      1,194,670
      189,046  FNMA, 6.00%, 10/1/35                                        194,031
    1,766,592  FNMA, 5.50%, 11/1/35                                      1,787,187
      452,239  FNMA, 5.50%, 11/1/35                                        457,511
      248,480  FNMA, 6.50%, 11/1/35                                        257,877
      201,096  FNMA, 6.50%, 4/1/36                                         208,491
      436,877  FNMA, 6.00%, 9/1/36                                         448,111

Principal Amount                                                             Value

    $ 495,472  FNMA, 6.50%, 7/1/37                                       $ 513,655
      978,215  FNMA, 6.50%, 8/1/37                                       1,014,116
    1,425,986  FNMA, 6.50%, 8/1/37                                       1,478,319
      664,762  FNMA, 6.50%, 8/1/37                                         689,159
    2,339,235  FNMA, 5.50%, 2/1/38                                       2,364,013
      786,061  FNMA, 5.50%, 2/1/38                                         794,366
      115,652  GNMA, 5.50%, 2/15/32                                        118,278
      195,999  GNMA, 5.50%, 2/15/32                                        200,449
                                                                       -----------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $30,751,225)                                                      31,229,177
                                                                       -----------

Collateralized Mortgage Obligations(3) -- 15.2%

    6,651,830  Asset Securitization Corp., Series 1997 D5, Class
               PS1, STRIPS - COUPON, VRN, 1.60%, 4/11/08                   262,548
      163,308  Banc of America Alternative Loan Trust, Series
               2006-3, Class 1CB1, 6.00%, 4/25/36                          161,861
      188,016  Banc of America Alternative Loan Trust, Series
               2006-4, Class 4CB1, 6.50%, 5/25/46                          185,542
      225,000  Banc of America Commercial Mortgage Inc. STRIPS -
               COUPON, Series 2007-3, Class A4, 5.84%, 5/10/17             222,588
      563,000  Banc of America Mortgage Securities, Series 2004 G,
               Class 2A6, 4.66%, 8/25/34                                   572,651
    1,417,000  Bear Stearns Adjustable Rate Mortgage Trust, Series
               2004-4, Class A6, 3.51%, 6/25/34                          1,419,701
      121,257  Chase Manhattan Auto Owner Trust, Series 2005 A,
               Class A3 SEQ, 3.87%, 6/15/09                                121,483
      500,000  Citigroup Commercial Mortgage Trust STRIPS - COUPON,
               Series 2007 C6, Class A4, 5.89%, 6/10/17                    497,230
      116,902  Citigroup Mortgage Loan Trust Inc., Series 2005-1,
               Class 3A1 SEQ, 6.50%, 4/25/35                               113,356
      238,160  Credit Suisse Mortgage Capital Certificates, Series
               2007-5, Class 3A19, 6.00%, 8/25/37                          234,741
      372,269  Criimi Mae Commercial Mortgage Trust, Series 1998
               C1, Class B, 7.00%, 6/2/33 (Acquired 3/9/99, Cost
               $294,965)(1)                                                372,269
    2,711,743  DLJ Commercial Mortgage Corp., Series 1998 CF1,
               Class S, STRIPS - COUPON, VRN, 0.88%, 4/1/08                 91,245

------
13

Select Bond

Principal Amount                                                             Value

   $2,384,806  DLJ Mortgage Acceptance Corp., Series 1997 CF2,
               Class S, STRIPS - COUPON, VRN, 0.68%, 4/1/08
               (Acquired 1/22/98-2/25/98, Cost $64,534)(1)                $ 69,806
      244,974  FHLMC, Series 3065, Class TN, 4.50%, 10/15/33               246,288
      876,821  FHLMC, Series K001, Class A2, 5.65%, 4/25/16                917,735
      409,669  First Horizon Alternative Mortgage Securities,
               Series 2004 FA1, Class 1A1 SEQ, 6.25%, 10/25/34             399,970
    1,254,000  FNMA, Alternative Credit Enhancement Structures,
               Series 2006 M1, Class C SEQ, 5.36%, 3/1/36                1,302,738
      588,887  FNMA, Final Maturity Amortizing Notes, Series
               2004-1, Class 1, 4.45%, 8/25/12                             588,191
      770,912  FNMA, Series 2002 W4, Class A4 SEQ, 6.25%, 5/25/42          822,357
      123,853  Greenwich Capital Commercial Funding Corp., Series
               2006 FL4A, Class A1, VRN, 3.18%, 4/7/08, resets
               monthly off the 1-month LIBOR plus 0.09% with no
               caps (Acquired 12/15/06, Cost $123,853)(1)                  115,963
      614,000  GS Mortgage Securities Corp. II, Series 2006 GG8,
               Class A4 SEQ, 5.56%, 11/10/39                               609,367
      795,000  Honda Auto Receivables Owner Trust, Series 2007-2,
               Class A3 SEQ, 5.46%, 5/23/11                                813,965
      368,339  Merrill Lynch Alternative Note Asset, Series 2007
               A1, Class A2A, VRN, 2.67%, 4/25/08, resets monthly
               off the 1-month LIBOR plus 0.07% with no caps               242,345
      218,000  Merrill Lynch/Countrywide Commercial Mortgage Trust,
               Series 2007-7, Class A4 SEQ, 5.75%, 6/12/50                 216,614
      160,823  RMF Commercial Mortgage Pass-Through Certificates,
               Series 1997-1, Class F, VRN, 7.47%, 4/1/08 (Acquired
               11/24/97, Cost $157,378)(1)                                  83,990
      304,073  TBW Mortgage Backed Pass-Through Certificates,
               Series 2007-1, Class A1, VRN, 2.69%, 4/25/08, resets
               monthly off the 1-month LIBOR plus 0.09% with no caps       277,143

Principal Amount                                                             Value

    $ 763,544  Thornburg Mortgage Securities Trust, Series 2006-1,
               Class A3, VRN, 2.77%, 4/25/08, resets monthly off
               the 1-month LIBOR plus 0.17% with a cap of 11.00%         $ 749,791
      287,525  Thornburg Mortgage Securities Trust, Series 2006-5,
               Class A1, VRN, 2.72%, 4/25/08, resets monthly off
               the 1-month LIBOR plus 0.12% with no caps                   268,720
      220,376  Thornburg Mortgage Securities Trust, Series 2007-1,
               Class A1, VRN, 2.71%, 4/25/08, resets monthly off
               the 1-month LIBOR plus 0.11% with no caps                   206,040
      347,924  Thornburg Mortgage Securities Trust, Series 2007-2,
               Class A3A, VRN, 2.73%, 4/25/08, resets monthly off
               the 1-month LIBOR plus 0.13% with no caps                   327,165
      299,262  Washington Mutual Asset Securities Corp., Series
               2003 C1A, Class A SEQ, 3.83%, 1/25/35 (Acquired
               2/3/06, Cost $289,899)(1)                                   292,921
      301,000  Washington Mutual Mortgage Pass-Through
               Certificates, Series 2003 AR10, Class A6, 4.08%,
               10/25/33                                                    300,523
      146,452  Washington Mutual Mortgage Pass-Through
               Certificates, Series 2006-6, Class 4A, 6.70%,
               11/25/34                                                    148,996
      829,000  Wells Fargo Mortgage Backed Securities Trust, Series
               2004 N, Class A6, 4.00%, 8/25/34                            809,243
      327,581  Wells Fargo Mortgage Backed Securities Trust, Series
               2005-7, Class A1, 5.25%, 9/25/35                            314,749
      357,014  Wells Fargo Mortgage Backed Securities Trust, Series
               2005-11, Class 1A1, 5.50%, 11/25/35                         350,257
                                                                       -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $14,805,084)                                                      14,730,092
                                                                       -----------

U.S. Treasury Securities -- 8.0%

    1,503,000  U.S. Treasury Bonds, 5.50%, 8/15/28(4)                    1,743,599
      350,000  U.S. Treasury Bonds, 4.75%, 2/15/37                         376,715

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14

Select Bond

Principal Amount                                                             Value

    $ 130,000  U.S. Treasury Bonds, 5.00%, 5/15/37                       $ 145,498
      488,779  U.S. Treasury Inflation Indexed Notes, 2.625%,
               7/15/17                                                     556,445
    2,532,604  U.S. Treasury Inflation Indexed Notes, 1.625%,
               1/15/18(4)                                                2,656,268
    1,628,000  U.S. Treasury Notes, 2.125%, 1/31/10(4)                   1,644,027
      222,000  U.S. Treasury Notes, 3.375%, 11/30/12                       231,539
      175,000  U.S. Treasury Notes, 3.625%, 12/31/12                       184,652
       80,000  U.S. Treasury Notes, 2.875%, 1/31/13                         81,650
      124,000  U.S. Treasury Notes, 4.25%, 11/15/17                        132,370
       25,000  U.S. Treasury Notes, 3.50%, 2/15/18                          25,164
                                                                       -----------
TOTAL U.S. TREASURY SECURITIES
(Cost $7,500,205)                                                        7,777,927
                                                                       -----------

Commercial Paper(5) -- 4.4%

    2,000,000  Ford Credit Auto Owner Trust, 3.03%, 4/21/08(4)           1,996,256
    2,300,000  Lehman Brothers Holdings Inc., 3.20%, 4/1/08
               (Acquired 3/31/08, Cost $2,299,796)(1)(4)                 2,299,816
                                                                       -----------
TOTAL COMMERCIAL PAPER
(Cost $4,296,633)                                                        4,296,072
                                                                       -----------

Asset-Backed Securities(3) -- 3.4%

    2,242,000  AEP Texas Central Transition Funding II LLC, Series
               2006 A-5, 5.31%, 6/14/19                                  2,197,453
      300,521  Banc of America Funding Corp., Series 2007-1, Class
               TA1A, VRN, 2.66%, 4/25/08, resets monthly off the
               1-month LIBOR plus 0.06% with no caps                       285,303
      366,668  Banc of America Funding Corp., Series 2007-4, Class
               TA1A SEQ, VRN, 2.69%, 4/25/08, resets monthly off
               the 1-month LIBOR plus 0.09% with no caps                   363,740

Principal Amount                                                             Value

    $ 132,530  Countrywide Home Loans Mortgage Pass-Through Trust,
               Series 2005-31, Class 2A1, 5.50%, 1/25/36                 $ 129,362
      192,308  Massachusetts RRB Special Purpose Trust WMECO-1,
               Series 2001-1, Class A, 6.53%, 6/1/15                       206,036
      156,103  Mid-State Trust, Series 1997-6, Class A3 SEQ, 7.54%,
               7/1/35                                                      162,593
                                                                       -----------
TOTAL ASSET-BACKED SECURITIES
(Cost $3,406,443)                                                        3,344,487
                                                                       -----------

U.S. Government Agency Securities -- 1.3%

      559,000  Housing Urban Development, 6.08%, 8/1/13                    612,088
      745,000  TVA STRIPS - PRINCIPAL, VRN, 0.00%, 4/15/12(6)              678,055
                                                                       -----------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $1,212,688)                                                        1,290,143
                                                                       -----------

Sovereign Governments & Agencies -- 0.8%

      456,688  Overseas Private Investment Corp., 4.10%, 11/15/14          466,492
      260,000  United Mexican States, 5.625%, 1/15/17                      273,910
       40,000  United Mexican States, 6.05%, 1/11/40                        40,100
                                                                       -----------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $753,410)                                                            780,502
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 99.2%
(Cost $96,310,463)                                                      96,370,310
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- 0.8%                                       800,777
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $97,171,087
                                                                       ===========

Futures Contracts
                            Expiration       Underlying Face      Unrealized Gain
   Contracts Purchased         Date          Amount at Value          (Loss)

   46  U.S. Treasury
       5-Year Notes          June 2008         $5,254,781             $86,827
                                               ==========             =======

                            Expiration       Underlying Face      Unrealized Gain
     Contracts Sold            Date          Amount at Value          (Loss)

   12  U.S. Long Bond        June 2008         $1,425,563            $(18,787)

   22  U.S. Treasury
       10-Year Notes         June 2008          2,616,969            (60,576)
                                               ----------            ---------
                                               $4,042,532            $(79,363)
                                               ==========            =========

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15

Select Bond

Notes to Schedule of Investments

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TVA = Tennessee Valley Authority

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2008.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2008, was $5,076,699, which represented 5.2% of total net assets.

(2) Industry is less than 0.05% of total net assets.

(3) Final maturity indicated, unless otherwise noted.

(4) Security, or a portion thereof, has been segregated for futures contracts.

(5) The rate indicated is the yield to maturity at purchase.

(6) Step-coupon security. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Rate shown is effective
March 31, 2008.

See Notes to Financial Statements.

------
16

PERFORMANCE
High-Yield Bond

Total Returns as of March 31, 2008
                                              Average Annual Returns
                                                                Since     Inception
                                 1 year    5 years  10 years  Inception      Date

A CLASS(1)
 No sales charge*                -3.57%     7.84%    3.57%      5.19%
 With sales charge*              -7.91%     6.87%    3.09%      4.76%      3/31/97

CITIGROUP HIGH-YIELD
CASH-PAY INDEX                   -3.16%     8.35%    5.22%      6.14%         --

Investor Class                 -3.33%(1)     --        --      3.01%(1)     4/3/06

Institutional Class            -3.14%(1)     --        --      3.21%(1)     4/3/06

B Class(1)
 No sales charge*                -4.16%     7.13%    2.87%      4.48%
 With sales charge*              -8.16%     6.98%    2.87%      4.48%      3/31/97

C Class                        -4.29%(1)     --        --      1.98%(1)     4/3/06

R Class                        -3.81%(1)     --        --      2.49%(1)     4/3/06

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

High-Yield Bond acquired all of the net assets of the Mason Street High Yield
Bond Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund's shareholders on March 23, 2006. Performance information prior to April 1, 2006 is that of the Mason Street High Yield Bond Fund.

(1) Class returns would have been lower if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
17

High-Yield Bond

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 1998*

One-Year Returns Over 10 Years
Periods ended March 31
               1999      2000    2001     2002     2003    2004     2005    2006    2007      2008

A Class**
(no sales
charge)       -7.87%    0.12%    4.42%   -0.08%   1.15%   22.79%   7.16%   4.55%    9.99%    -3.57%

Citigroup
High-Yield
Cash-Pay
Index          1.40%    -3.00%   4.60%   2.97%    5.11%   21.65%   6.86%   6.55%   11.33%    -3.16%

* High-Yield Bond A Class's initial investment is $9,550 to reflect the maximum 4.50% initial sales charge.

** Class returns would have been lower, along with ending value, if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
18

PORTFOLIO COMMENTARY
High-Yield Bond

Lead Portfolio Manager: Andrew Wassweiler

PERFORMANCE SUMMARY

High-Yield Bond returned -3.57%* in the 12 months ended March 31, 2008. By comparison, the Lipper High Current Yield Bond Funds Index and Citigroup
High-Yield Cash-Pay Index had returns of -4.05% and -3.16%, respectively.**
See page 17 for additional performance comparisons. Portfolio and Lipper returns reflect operating expenses, while Citigroup index returns do not.

It was a year of remarkable volatility and change in the high-yield market, leading to the first negative fiscal-year return for the fund since 2002.
Though we generally got our credit and sector allocations right, some of our security selection decisions detracted from performance.

TALE OF TWO HIGH-YIELD MARKETS

The fiscal year covered two distinct periods in the high-yield market, marked by a radical shift in investor attitudes toward risk. Initially, the riskiest, lowest-rated portion of the market did best by a wide margin, and the yield spread offered by CCC bonds over Treasuries reached a record low of 413 basis points (a basis point equals 0.01%) in May. When yield spreads narrow, high-yield bonds outperform. But the opposite is also true--when spreads widen, high-yield securities lag Treasuries.

This pattern continued until the summer of 2007, when the market reacted negatively to the massive supply of poorly structured, risky deals to finance leveraged buyouts. As the fiscal year progressed, the extent of the housing, credit, and liquidity crises began to become apparent, weighing on the financial sector and higher-quality corporate bonds. These events forced high-yield spreads to widen, with spreads on CCC bonds surging to 1278 basis points by March. For some perspective, CCC bonds returned 18.61% in the prior fiscal year, but stumbled to a -9.33% return for the 12 months ended March 31,
2008. Add it all up, and higher-quality BB bonds significantly outperformed the lower-rated segments of the market for the year.

Portfolio at a Glance
                                    As of       As of
                                   3/31/08     3/31/07
Weighted Average Maturity         6.7 years   7.2 years
Average Duration (effective)      4.4 years   4.2 years

Yields as of March 31, 2008(1)
30-day SEC Yield
Investor Class                                     8.79%
Institutional Class                                8.97%
A Class                                            8.11%
B Class                                            7.74%
C Class                                            7.75%
R Class                                            8.26%

(1) The yields presented reflect the waiver of a portion of the class's management fees. Without such waiver, the 30-day yields would have been lower.

* All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 4.50%. Had the sales charge been applied or if management fees had not been waived, returns would be lower than those shown.

** The Lipper High Current Yield Bond Funds Index returned 7.99% and 3.15% for the five- and 10- year periods ended March 31, 2008, respectively. Data provided by Lipper Inc. -- A Reuters Company. © 2008 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

------
19

High-Yield Bond

CREDIT, SECTOR DECISIONS HELPED

The leading contribution to relative performance was our overweight position in BB and underweight position in CCC securities. Because there was little difference in yield between BB and CCC bonds early in the year, we were able to trade up in quality with little give-up in yield. Later in the period, we favored the risk/reward trade-off offered by BBs relative to the lowest-rated bonds in the face of ongoing economic and systemic challenges, as well as supply and liquidity issues in the high-yield market.

In terms of our sector allocations, it helped to favor bonds of asset-rich companies in less economically sensitive areas of the economy, such as utilities and oil and gas. Our metals and mining securities performed well, behind an overweight position in Freeport-McMoRan. In addition, an underweight position in the poor-performing homebuilders was another source of relative strength.

SECURITY SELECTION MIXED

However, our individual security selection decisions yielded mixed results.
For example, while it was beneficial to hold an underweight position in paper and forest products companies, the securities we did hold in this space underperformed. In addition, our stake in Idearc--a telephone directory business dependent upon advertising revenue--lagged.

OUTLOOK

"We have a cautious outlook," says Lead Portfolio Manager Andrew Wassweiler,
"because we think it will take time to work through the problems confronting the economy and housing market. In addition, default rates are still well below historical averages--we think this will rise closer to its long-term historical average in early 2009, further weighing on the market."

Wassweiler continues: "But a positive result of increased volatility and market dislocations is that we're finding what we believe are some very attractive situations with compelling risk/reward profiles. For example, we're seeing select investment-grade, high-quality bonds priced like high-yield securities. In terms of the portfolio's credit structure, we expect to maintain our defensive bias in favor of BB bonds at the expense of CCC rated securities. Finally, we're likely to continue our bias toward higher-quality names from larger issuers in less cyclical sectors of the economy."

Top Five Industries as of March 31, 2008
                                                    % of net       % of net
                                                  assets as of   assets as of
                                                     3/31/08        9/30/07
Oil, Gas & Consumable Fuels                           11.2%          10.0%
Media                                                 8.6%           10.5%
Hotels, Restaurants & Leisure                         7.0%           5.7%
Diversified Financial Services                        4.6%           5.6%
Independent Power Producers & Energy Traders          4.0%           3.3%

Portfolio Composition by Credit Rating
                                                    % of fund      % of fund
                                                   investments    investments
                                                      as of          as of
                                                     3/31/08        9/30/07
AAA                                                     8%            4%
BBB                                                     1%            1%
BB                                                     49%            42%
B                                                      34%            43%
CCC or lower                                            8%            10%

------
20

SCHEDULE OF INVESTMENTS
High-Yield Bond

MARCH 31, 2008

Principal Amount                                                             Value

Corporate Bonds -- 89.8%

AEROSPACE & DEFENSE -- 1.8%
    $ 382,000  Bombardier Inc., 8.00%, 11/15/14 (Acquired
               11/10/06-7/30/07, Cost $378,250)(1)                       $ 395,369
      360,000  DRS Technologies, Inc., 7.625%, 2/1/18                      361,800
      655,000  L-3 Communications Corp., 7.625%, 6/15/12                   673,831
    1,085,000  L-3 Communications Corp., 6.375%, 10/15/15                1,066,013
                                                                      ------------
                                                                         2,497,013
                                                                      ------------
AUTO COMPONENTS -- 2.2%
      492,000  American Axle & Manufacturing Inc., 7.875%, 3/1/17          419,430
      360,000  Cooper Tire & Rubber Co., 8.00%, 12/15/19                   338,400
      215,000  Goodyear Tire & Rubber Co. (The), 8.625%, 12/1/11           226,556
      480,000  Lear Corp., 8.75%, 12/1/16                                  412,200
      140,000  Tenneco Inc., 8.125%, 11/15/15 (Acquired 11/1/07,
               Cost $140,000)(1)                                           139,650
      600,000  TRW Automotive Inc., 7.25%, 3/15/17 (Acquired
               3/14/07, Cost $589,620)(1)                                  549,000
    1,180,000  Visteon Corp., 8.25%, 8/1/10                                970,550
                                                                      ------------
                                                                         3,055,786
                                                                      ------------
AUTOMOBILES -- 1.4%
    1,090,000  Ford Motor Co., 7.45%, 7/16/31                              724,850
      940,000  General Motors Corp., 8.375%, 7/15/33                       667,400
      830,000  GMAC LLC, 7.25%, 3/2/11                                     654,525
                                                                      ------------
                                                                         2,046,775
                                                                      ------------
BEVERAGES -- 0.9%
      230,000  Constellation Brands Inc., 8.375%, 12/15/14                 238,050
      560,000  Constellation Brands Inc., 7.25%, 9/1/16                    547,400
      450,000  Constellation Brands Inc., 7.25%, 5/15/17                   438,750
                                                                      ------------
                                                                         1,224,200
                                                                      ------------
CAPITAL MARKETS -- 0.9%
      315,000  E*TRADE Financial Corp., 8.00%, 6/15/11                     264,600
       25,000  E*TRADE Financial Corp., 7.375%, 9/15/13                     17,875

Principal Amount                                                             Value

    $ 320,000  E*TRADE Financial Corp., 7.875%, 12/1/15                  $ 228,800
      413,000  LaBranche & Co. Inc., 11.00%, 5/15/12                       421,260
      420,000  Nuveen Investments Inc., 10.50%, 11/15/15 (Acquired
               10/31/07, Cost $420,000)(1)                                 362,250
                                                                      ------------
                                                                         1,294,785
                                                                      ------------
CHEMICALS -- 2.6%
      305,000  Berry Plastics Holding Corp., 8.875%, 9/15/14               267,638
      640,000  FMC Finance III SA, 6.875%, 7/15/17                         643,199
    1,072,000  Hexion US Finance Corp./Hexion Nova Scotia Finance
               ULC, 9.75%, 11/15/14                                      1,155,080
      432,000  Huntsman LLC, 11.50%, 7/15/12                               462,240
      245,000  Momentive Performance Materials Inc., 9.75%, 12/1/14        221,113
      306,000  Momentive Performance Materials Inc., 10.125%,
               12/1/14                                                     267,750
      184,000  Mosaic Co. (The), 7.375%, 12/1/14 (Acquired
               11/16/06, Cost $184,000)(1)                                 197,800
      424,000  Mosaic Co. (The), 7.625%, 12/1/16 (Acquired
               11/16/06-2/5/07, Cost $430,600)(1)                          457,920
                                                                      ------------
                                                                         3,672,740
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.2%
      689,000  Allied Waste North America, Inc., 7.25%, 3/15/15            691,583
      430,000  Allied Waste North America, Inc., 6.875%, 6/1/17            423,550
      109,000  ARAMARK Corp., VRN, 6.74%, 5/1/08, resets quarterly
               off the 3-month LIBOR plus 3.50% with no caps                96,738
      495,000  WCA Waste Corp., 9.25%, 6/15/14                             496,238
                                                                      ------------
                                                                         1,708,109
                                                                      ------------
CONSTRUCTION MATERIALS -- 0.9%
    1,105,000  FMG Finance Pty Ltd., 10.625%, 9/1/16 (Acquired
               8/11/06-2/7/07, Cost $1,135,000)(1)                       1,248,650
                                                                      ------------
CONSUMER FINANCE -- 0.7%
      500,000  SLM Corp., 4.00%, 1/15/09                                   450,332
      630,000  SLM Corp., 4.00%, 1/15/10                                   529,805
                                                                      ------------
                                                                           980,137
                                                                      ------------

------
21

High-Yield Bond

Principal Amount                                                             Value

CONTAINERS & PACKAGING -- 2.4%
    $ 252,000  Cascades Inc., 7.25%, 2/15/13                             $ 223,650
      543,000  Crown Americas LLC/Crown Americas Capital Corp.,
               7.625%, 11/15/13                                            556,575
      415,000  Crown Americas LLC/Crown Americas Capital Corp.,
               7.75%, 11/15/15                                             428,488
      547,000  Graphic Packaging International Corp., 9.50%,
               8/15/13                                                     527,855
      375,000  Norampac Inc., 6.75%, 6/1/13                                322,031
      626,000  Owens-Brockway Glass Container Inc., 6.75%, 12/1/14         626,000
      530,000  Smurfit-Stone Container Enterprises, Inc., 8.375%,
               7/1/12                                                      482,300
      360,000  Smurfit-Stone Container Enterprises, Inc., 8.00%,
               3/15/17                                                     304,200
                                                                      ------------
                                                                         3,471,099
                                                                      ------------
DIVERSIFIED CONSUMER SERVICES -- 1.2%
    1,000,000  Education Management LLC/Education Management
               Finance Corp., 10.25%, 6/1/16                               800,000
      100,000  Service Corp. International, 7.375%, 10/1/14                100,625
      445,000  Service Corp. International, 6.75%, 4/1/15                  439,994
      380,000  Service Corp. International, 6.75%, 4/1/16                  369,550
                                                                      ------------
                                                                         1,710,169
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 4.6%
      285,000  Arch Western Finance LLC, 6.75%, 7/1/13                     285,713
      430,000  Ford Motor Credit Co. LLC, 8.625%, 11/1/10                  375,123
    1,510,000  Ford Motor Credit Co. LLC, 9.875%, 8/10/11                1,348,665
      630,000  Ford Motor Credit Co. LLC, 8.00%, 12/15/16                  494,161
      285,000  General Motors Acceptance Corp., 7.75%, 1/19/10             246,736
    2,060,000  General Motors Acceptance Corp., 8.00%, 11/1/31           1,479,530
      214,000  Hawker Beechcraft Acquisition Co., LLC/Hawker
               Beechcraft Notes Co., 8.50%, 4/1/15                         220,955
      404,000  Hawker Beechcraft Acquisition Co., LLC/Hawker
               Beechcraft Notes Co., 8.875%, 4/1/15                        415,110
      504,000  NSG Holdings LLC/NSG Holdings Inc., 7.75%, 12/15/25
               (Acquired 3/6/07, Cost $504,000)(1)                         491,400

Principal Amount                                                             Value

    $ 275,000  NXP BV/NXP Funding LLC, 9.50%, 10/15/15                   $ 226,875
      355,000  Pinnacle Foods Finance LLC/Pinnacle Foods Finance
               Corp., 9.25%, 4/1/15                                        315,950
      715,000  Pinnacle Foods Finance LLC/Pinnacle Foods Finance
               Corp., 10.625%, 4/1/17                                      611,325
                                                                      ------------
                                                                         6,511,543
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.5%
    1,060,000  Citizens Communications Co., 9.25%, 5/15/11               1,102,399
    1,085,000  Citizens Communications Co., 9.00%, 8/15/31                 954,800
      940,000  Embarq Corp., 7.08%, 6/1/16                                 891,547
      380,000  Intelsat Subsidiary Holding Co. Ltd., 8.25%, 1/15/13        384,750
      255,000  Qwest Capital Funding Inc., 7.90%, 8/15/10                  256,275
      275,000  Qwest Communications International Inc., 7.50%,
               11/1/08                                                     277,750
      471,000  Qwest Corp., 7.875%, 9/1/11                                 472,178
      124,000  Qwest Corp., 7.50%, 10/1/14                                 121,520
      530,000  Qwest Corp., 6.50%, 6/1/17                                  480,975
                                                                      ------------
                                                                         4,942,194
                                                                      ------------
ELECTRIC UTILITIES -- 3.8%
       41,000  Aquila, Inc., 9.95%, 2/1/11                                  43,387
      815,000  Edison Mission Energy, 7.00%, 5/15/17                       815,000
      949,000  Edison Mission Energy, 7.20%, 5/15/19                       941,883
      572,276  Elwood Energy LLC, 8.16%, 7/5/26                            556,850
      560,000  Energy Future Holdings Corp., 10.875%, 11/1/17
               (Acquired 10/24/07, Cost $560,000)(1)                       568,400
      560,000  Intergen N.V., 9.00%, 6/30/17 (Acquired 7/23/07,
               Cost $555,458)(1)                                           588,000
      202,000  Sierra Pacific Resources, 8.625%, 3/15/14                   213,155
    1,720,000  Texas Competitive Electric Holdings Co. LLC,
               10.25%, 11/1/15 (Acquired 1/29/08, Cost
               $1,698,500)(1)                                            1,722,149
                                                                      ------------
                                                                         5,448,824
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.4%
      570,000  Flextronics International Ltd., 6.50%, 5/15/13              547,200
       94,000  Flextronics International Ltd., 6.25%, 11/15/14              86,950
                                                                      ------------
                                                                           634,150
                                                                      ------------

------
22

High-Yield Bond

Principal Amount                                                             Value

ENERGY EQUIPMENT & SERVICES -- 1.7%
    $ 216,000  Compagnie Generale de Geophysique SA, 7.50%, 5/15/15      $ 220,320
      360,000  Compagnie Generale de Geophysique SA, 7.75%, 5/15/17        367,200
      555,000  Helix Energy Solutions Group, Inc., 9.50%, 1/15/16
               (Acquired 12/18/07, Cost $555,000)(1)                       557,775
      560,000  Key Energy Services, Inc., 8.375%, 12/1/14
               (Acquired 11/14/07, Cost $560,000)(1)                       561,400
      145,000  Seitel, Inc., 9.75%, 2/15/14                                122,888
      665,000  SESI LLC, 6.875%, 6/1/14                                    638,400
                                                                      ------------
                                                                         2,467,983
                                                                      ------------
FOOD & STAPLES RETAILING -- 1.4%
      480,000  Albertson's, Inc., 7.25%, 5/1/13                            482,942
      180,000  Rite Aid Corp., 8.625%, 3/1/15                              138,150
      275,000  Rite Aid Corp., 9.375%, 12/15/15                            217,250
      540,000  Rite Aid Corp., 7.50%, 3/1/17                               488,700
      612,000  SUPERVALU INC., 7.50%, 11/15/14                             621,180
                                                                      ------------
                                                                         1,948,222
                                                                      ------------
FOOD PRODUCTS -- 1.7%
      190,000  Dean Foods Co., 7.00%, 6/1/16                               167,200
      783,000  Dole Food Company, Inc., 8.625%, 5/1/09                     685,125
      453,000  Pilgrim's Pride Corp., 7.625%, 5/1/15                       438,278
      217,000  Pilgrim's Pride Corp., 8.375%, 5/1/17                       192,045
      626,000  Smithfield Foods, Inc., 7.75%, 5/15/13                      622,870
      385,000  Smithfield Foods, Inc., 7.75%, 7/1/17                       377,300
                                                                      ------------
                                                                         2,482,818
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.3%
      521,000  PTS Acquisition Corp., 9.50%, 4/15/15 (Acquired
               4/4/07, Cost $521,000)(1)                                   424,615
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 3.9%
    1,120,000  Community Health Systems Inc., 8.875%, 7/15/15            1,129,800
      255,000  Fresenius Medical Care Capital Trust IV, 7.875%,
               6/15/11                                                     265,838
      480,000  HCA Inc., 6.75%, 7/15/13                                    427,200
      429,000  HCA Inc., 9.125%, 11/15/14                                  442,943

Principal Amount                                                             Value

   $1,634,000  HCA Inc., 9.25%, 11/15/16                               $ 1,699,359
      644,000  HCA Inc., 9.625%, 11/15/16                                  669,760
      565,000  Health Management Associates Inc., 6.125%, 4/15/16          480,250
      485,000  Tenet Healthcare Corp., 7.375%, 2/1/13                      435,288
                                                                      ------------
                                                                         5,550,438
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 7.0%
      640,000  American Real Estate Partners L.P./American Real
               Estate Finance Corp., 7.125%, 2/15/13                       584,000
      670,000  Boyd Gaming Corp., 7.75%, 12/15/12                          623,100
      590,000  Harrah's Operating Co. Inc., 10.75%, 2/1/16
               (Acquired 3/26/08, Cost $495,600)(1)                        500,025
      940,000  Las Vegas Sands Corp., 6.375%, 2/15/15                      834,249
      370,000  Mandalay Resort Group, 9.375%, 2/15/10                      382,950
      700,000  Mashantucket Western Pequot Tribe, 8.50%, 11/15/15
               (Acquired 11/8/07, Cost $700,000)(1)                        619,500
      930,000  MGM Mirage, 6.75%, 9/1/12                                   867,224
      915,000  MGM Mirage, 7.50%, 6/1/16                                   828,075
      190,000  Mohegan Tribal Gaming Authority, 7.125%, 8/15/14            156,750
      555,000  Mohegan Tribal Gaming Authority, 6.875%, 2/15/15            449,550
      375,000  Park Place Entertainment Corp., 7.875%, 3/15/10             353,438
      980,000  Park Place Entertainment Corp., 8.125%, 5/15/11             828,100
      500,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13                470,259
      290,000  Seminole Hard Rock Entertainment Inc./Seminole Hard
               Rock International LLC, VRN, 5.30%, 6/15/08, resets
               quarterly off the 3-month T-Bill plus 2.50% with no
               caps (Acquired 2/27/07, Cost $290,000)(1)                   231,275
      750,000  Station Casinos Inc., 6.00%, 4/1/12                         618,750
      310,000  Station Casinos Inc., 6.875%, 3/1/16                        182,125
      365,000  Station Casinos Inc., 6.625%, 3/15/18                       204,400

------
23

High-Yield Bond

Principal Amount                                                             Value

    $ 718,000  Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
               6.625%, 12/1/14                                           $ 694,665
      485,000  Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
               6.625%, 12/1/14 (Acquired 11/1/07, Cost $471,663)(1)        469,238
                                                                      ------------
                                                                         9,897,673
                                                                      ------------
HOUSEHOLD DURABLES -- 0.7%
      575,000  K. Hovnanian Enterprises, Inc., 7.75%, 5/15/13              307,625
      715,000  KB Home, 7.75%, 2/1/10                                      687,294
                                                                      ------------
                                                                           994,919
                                                                      ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 4.0%
      910,000  AES Corp. (The), 9.375%, 9/15/10                            966,875
      420,000  AES Corp. (The), 8.00%, 10/15/17                            427,350
      275,000  Dynegy Holdings Inc., 7.50%, 6/1/15                         259,188
      815,000  Dynegy Holdings Inc., 8.375%, 5/1/16                        810,925
      415,000  Dynegy Holdings Inc., 7.75%, 6/1/19                         390,100
    1,085,000  Indiantown Cogeneration L.P., 9.77%, 12/15/20             1,214,921
      480,000  NRG Energy Inc., 7.25%, 2/1/14                              475,200
      255,000  NRG Energy Inc., 7.375%, 2/1/16                             250,538
      723,000  NRG Energy Inc., 7.375%, 1/15/17                            704,925
      180,000  Reliant Energy, Inc., 7.625%, 6/15/14                       179,550
                                                                      ------------
                                                                         5,679,572
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 0.8%
    1,185,000  Stena AB, 7.50%, 11/1/13                                  1,174,631
                                                                      ------------
INSURANCE -- 0.6%
      398,000  Crum & Forster Holdings Corp., 7.75%, 5/1/17                379,095
      420,000  UnumProvident Finance Co. plc, 6.85%, 11/15/15              424,915
                                                                      ------------
                                                                           804,010
                                                                      ------------
INTEGRATED TELECOMMUNICATION SERVICES -- 1.0%
      565,000  Windstream Corp., 8.125%, 8/1/13                            557,938
      620,000  Windstream Corp., 8.625%, 8/1/16                            612,250
      360,000  Windstream Corp., 7.00%, 3/15/19                            315,000
                                                                      ------------
                                                                         1,485,188
                                                                      ------------

Principal Amount                                                             Value

IT SERVICES -- 1.4%
   $1,030,000  First Data Corp., 9.875%, 9/24/15                         $ 848,463
      475,000  Sabre Holdings Corp., 8.35%, 3/15/16                        368,125
      710,000  SunGard Data Systems Inc., 9.125%, 8/15/13                  720,650
                                                                      ------------
                                                                         1,937,238
                                                                      ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.6%
      495,000  Da-Lite Screen Co., Inc., 9.50%, 5/15/11                    452,925
      495,000  Travelport Ltd., 11.875%, 9/1/16                            423,225
                                                                      ------------
                                                                           876,150
                                                                      ------------
LEISURE FACILITIES -- 0.5%
      418,000  Universal City Development Partners, 11.75%, 4/1/10         430,540
      256,000  Universal City Florida Holding Co. I/Universal City
               Florida Holdings Co.II, 8.375%, 5/1/10                      252,160
                                                                      ------------
                                                                           682,700
                                                                      ------------
MACHINERY -- 1.9%
      360,000  American Railcar Industries Inc., 7.50%, 3/1/14             318,600
      555,000  Case New Holland Inc., 7.125%, 3/1/14                       546,675
      974,000  Rental Service Corp., 9.50%, 12/1/14                        818,160
      415,000  SPX Corp., 7.625%, 12/15/14 (Acquired 12/10/07,
               Cost $415,000)(1)                                           427,969
      560,000  Terex Corp., 8.00%, 11/15/17                                560,000
                                                                      ------------
                                                                         2,671,404
                                                                      ------------
MEDIA -- 8.6%
      717,000  AMC Entertainment Inc., 11.00%, 2/1/16                      674,876
      985,000  CCH II, LLC/CCH II Capital Corp., 10.25%, 9/15/10           898,812
    1,300,000  Charter Communications Holdings, LLC/CCH I
               Holdings, LLC, 11.75%, 5/15/14                              663,000
      370,000  Charter Communications Holdings, LLC/CCH I, LLC,
               11.00%, 10/1/15                                             256,225
      810,000  CSC Holdings, Inc., 7.625%, 4/1/11                          804,938
    1,296,000  CSC Holdings, Inc., 7.875%, 2/15/18                       1,205,279
      740,000  EchoStar DBS Corp., 7.00%, 10/1/13                          701,150
      255,000  EchoStar DBS Corp., 7.125%, 2/1/16                          239,063
    1,924,000  Idearc Inc., 8.00%, 11/15/16                              1,255,409

------
24

High-Yield Bond

Principal Amount                                                             Value

    $ 685,000  Kabel Deutschland GmbH, 10.625%, 7/1/14                   $ 675,581
      780,000  Lamar Media Corp., 6.625%, 8/15/15                          690,300
      140,000  Lamar Media Corp., 6.625%, 8/15/15                          123,900
      540,000  Mediacom Broadband LLC/Mediacom Broadband Corp.,
               8.50%, 10/15/15                                             456,300
      265,000  Mediacom LLC/Mediacom Capital Corp., 7.875%, 2/15/11        237,175
      560,000  Quebecor Media Inc., 7.75%, 3/15/16                         513,800
      750,000  R.H. Donnelley Corp., 6.875%, 1/15/13                       461,250
    1,090,000  R.H. Donnelley Corp., 6.875%, 1/15/13                       670,350
      310,000  R.H. Donnelley Corp., 6.875%, 1/15/13                       190,650
      215,000  R.H. Donnelley Corp., 8.875%, 1/15/16                       137,063
      365,000  R.H. Donnelley Corp., 8.875%, 10/15/17 (Acquired
               9/19/07-10/2/07, Cost $365,000)(1)                          229,950
      960,000  Univision Communications Inc., 9.75%, 3/15/15
               (Acquired 3/1/07, Cost $960,000)(1)                         585,600
      425,000  Videotron Ltee, 6.875%, 1/15/14                             394,188
      235,000  Videotron Ltee, 6.375%, 12/15/15                            206,800
                                                                      ------------
                                                                        12,271,659
                                                                      ------------
METALS & MINING -- 2.6%
      715,000  Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/15         756,113
    1,495,000  Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17      1,590,306
      884,000  Novelis Inc., 7.25%, 2/15/15                                786,760
      525,000  Steel Dynamics Inc., 7.75%, 4/15/16 (Acquired
               3/27/08, Cost $525,000)(1)(2)                               528,281
                                                                      ------------
                                                                         3,661,460
                                                                      ------------
MULTI-UTILITIES -- 0.5%
      595,000  Basic Energy Services Inc., 7.125%, 4/15/16                 569,712
      160,000  PSEG Energy Holdings Inc., 8.50%, 6/15/11                   170,085
                                                                      ------------
                                                                           739,797
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 11.2%
      605,000  Chaparral Energy Inc., 8.875%, 2/1/17                       527,863
      375,000  Chesapeake Energy Corp., 7.625%, 7/15/13                    386,250

Principal Amount                                                             Value

    $ 235,000  Chesapeake Energy Corp., 7.50%, 9/15/13                   $ 243,225
      383,000  Chesapeake Energy Corp., 6.375%, 6/15/15                    373,425
      862,000  Chesapeake Energy Corp., 6.625%, 1/15/16                    849,069
      520,000  Cimarex Energy Co., 7.125%, 5/1/17                          518,700
      444,000  Complete Production Services, Inc., 8.00%, 12/15/16         428,460
      375,000  Connacher Oil and Gas Ltd., 10.25%, 12/15/15
               (Acquired 11/16/07, Cost $369,964)(1)                       379,688
      430,000  Denbury Resources Inc., 7.50%, 12/15/15                     441,825
      560,000  El Paso Corp., 7.75%, 1/15/32                               578,066
      330,000  Forest Oil Corp., 7.25%, 6/15/19                            337,425
      365,000  Kinder Morgan Finance Co., ULC, 5.70%, 1/5/16               347,663
      461,000  Knight Inc., 6.50%, 9/1/12                                  469,752
      370,000  Mariner Energy Inc., 8.00%, 5/15/17                         355,200
      445,000  Massey Energy Co., 6.625%, 11/15/10                         443,331
      110,000  Newfield Exploration Co., 6.625%, 9/1/14                    108,900
      525,000  Newfield Exploration Co., 6.625%, 4/15/16                   517,125
      875,000  OPTI Canada Inc., 8.25%, 12/15/14                           870,624
      515,000  Peabody Energy Corp., 7.375%, 11/1/16                       535,600
      560,000  Peabody Energy Corp., 7.875%, 11/1/26                       558,600
      871,000  Petrohawk Energy Corp., 9.125%, 7/15/13                     899,307
      327,000  Petroplus Finance Ltd., 6.75%, 5/1/14 (Acquired
               4/25/07, Cost $327,000)(1)                                  300,023
      272,000  Petroplus Finance Ltd., 7.00%, 5/1/17 (Acquired
               4/25/07, Cost $272,000)(1)                                  244,120
      455,000  Plains Exploration & Production Co., 7.75%, 6/15/15         456,138
      360,000  Plains Exploration & Production Co., 7.00%, 3/15/17         347,400
      594,000  Range Resources Corp., 6.375%, 3/15/15                      585,090
      130,000  Range Resources Corp., 7.50%, 5/15/16                       133,900
      160,000  Sonat Inc., 7.625%, 7/15/11                                 166,222

------
25

High-Yield Bond

Principal Amount                                                             Value

    $ 420,000  Southwestern Energy Co., 7.50%, 2/1/18 (Acquired
               1/11/08, Cost $420,000)(1)                                $ 436,800
      286,000  Stallion Oilfield Services/Stallion Oilfield
               Finance Corp., 9.75%, 2/1/15 (Acquired 1/19/07,
               Cost $286,000)(1)                                           197,340
      235,000  Tesoro Corp., 6.25%, 11/1/12                                222,663
    1,230,000  Tesoro Corp., 6.625%, 11/1/15                             1,143,899
      530,000  W&T Offshore Inc., 8.25%, 6/15/14 (Acquired 6/8/07,
               Cost $530,000)(1)                                           494,225
      668,000  Whiting Petroleum Corp., 7.25%, 5/1/13                      661,319
      293,000  Williams Partners L.P./Williams Partners Finance
               Corp., 7.25%, 2/1/17                                        295,930
                                                                      ------------
                                                                        15,855,167
                                                                      ------------
PAPER & FOREST PRODUCTS -- 1.7%
      908,000  Abitibi-Consolidated Co. of Canada, 7.75%, 6/15/11          494,860
      740,000  Abitibi-Consolidated Co. of Canada, 8.375%, 4/1/15          384,800
      470,000  Abitibi-Consolidated Inc., 8.55%, 8/1/10                    272,600
      180,000  Catalyst Paper Corp., 8.625%, 6/15/11                       150,750
      879,000  Georgia-Pacific Corp., 7.00%, 1/15/15 (Acquired
               12/13/06, Cost $879,000)(1)                                 828,458
      284,000  Georgia-Pacific Corp., 7.125%, 1/15/17 (Acquired
               12/13/06, Cost $284,000)(1)                                 264,120
                                                                      ------------
                                                                         2,395,588
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.1%
      612,000  FelCor Lodging L.P., 8.50%, 6/1/11                          602,820
    1,515,000  Host Marriot, L.P., 7.125%, 11/1/13                       1,492,275
      384,000  Senior Housing Properties Trust, 8.625%, 1/15/12            396,480
      400,000  Ventas Realty L.P./Ventas Capital Corp., 9.00%,
               5/1/12                                                      423,000
       35,000  Ventas Realty L.P./Ventas Capital Corp., 6.50%,
               6/1/16                                                       33,950
                                                                      ------------
                                                                         2,948,525
                                                                      ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.6%
      475,000  Realogy Corp., 12.375%, 4/15/15                             213,750
      665,000  Rouse Co. (The), 7.20%, 9/15/12                             610,485
                                                                      ------------
                                                                           824,235
                                                                      ------------

Principal Amount                                                             Value

ROAD & RAIL -- 0.5%
    $ 690,000  Hertz Corp., 8.875%, 1/1/14                               $ 657,225
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.0%
      490,000  Freescale Semiconductor Inc., 8.875%, 12/15/14              385,875
      735,000  Freescale Semiconductor Inc., 9.125%, 12/15/14              540,225
      184,000  Freescale Semiconductor Inc., 10.125%, 12/15/16             125,120
      342,000  STATS ChipPAC Ltd., 6.75%, 11/15/11                         347,130
                                                                      ------------
                                                                         1,398,350
                                                                      ------------
SPECIALTY RETAIL -- 1.1%
      495,000  Claire's Stores Inc., 10.50%, 6/1/17                        220,275
      560,000  GSC Holdings Corp., 8.00%, 10/1/12                          595,000
      375,000  Michaels Stores, Inc., 11.375%, 11/1/16                     296,250
      395,000  Warnaco Inc., 8.875%, 6/15/13                               410,800
                                                                      ------------
                                                                         1,522,325
                                                                      ------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.4%
      520,000  Invista, 9.25%, 5/1/12                                      534,300
      605,000  Levi Strauss & Co., 8.875%, 4/1/16                          580,800
      922,000  Oxford Industries, Inc., 8.875%, 6/1/11                     880,510
                                                                      ------------
                                                                         1,995,610
                                                                      ------------
THRIFTS & MORTGAGE FINANCE -- 0.2%
      565,000  Residential Capital Corp., 8.00%, 2/22/11                   279,675
                                                                      ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.7%
      305,000  Ashtead Capital Inc., 9.00%, 8/15/16 (Acquired
               8/1/06, Cost $305,000)(1)                                   248,575
      893,000  United Rentals North America, Inc., 6.50%, 2/15/12          812,630
                                                                      ------------
                                                                         1,061,205
                                                                      ------------
TRANSPORTATION INFRASTRUCTURE -- 0.6%
       83,000  Kansas City Southern de Mexico, SA de CV, 9.375%,
               5/1/12                                                       86,113
      257,000  Kansas City Southern de Mexico, SA de CV, 7.625%,
               12/1/13                                                     242,865
      585,000  Kansas City Southern de Mexico, SA de CV, 7.375%,
               6/1/14 (Acquired 5/14/07, Cost $585,000)(1)                 541,125
                                                                      ------------
                                                                           870,103
                                                                      ------------

------
26

High-Yield Bond

Principal Amount                                                             Value

WIRELESS TELECOMMUNICATION SERVICES -- 1.0%

    $ 560,000  Alltel Communications Inc., 10.375%, 12/1/17
               (Acquired 11/16/07, Cost $512,400)(1)                     $ 484,400
      420,000  American Tower Corp., 7.00%, 10/15/17 (Acquired
               9/24/07, Cost $420,000)(1)                                  422,100
      542,000  Rogers Wireless Inc., 8.00%, 12/15/12                       563,680
                                                                      ------------
                                                                         1,470,180
                                                                      ------------
TOTAL CORPORATE BONDS
(Cost $137,412,106)                                                    127,474,839
                                                                      ------------

Commercial Paper(3) -- 7.7%

    3,000,000  DaimlerChrysler N.A. Holding Corp., 2.80%, 4/22/08        2,994,138
    3,900,000  Lehman Brothers Holdings Inc., 3.20%, 4/1/08
               (Acquired 3/31/08, Cost $3,899,653)(1)(4)                 3,899,688
    2,000,000  Park Avenue Receivables, 3.18%, 4/11/08 (Acquired
               3/6/08, Cost $1,993,640)(1)                               1,997,990
    2,000,000  Windmill Funding Corp., 3.23%, 4/14/08 (Acquired
               3/6/08, Cost $1,993,002)(1)                               1,997,492
                                                                      ------------
TOTAL COMMERCIAL PAPER
(Cost $10,891,000)                                                      10,889,308
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 97.5%
(Cost $148,303,106)                                                    138,364,147
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- 2.5%                                     3,615,350
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $141,979,497
                                                                      ============

Notes to Schedule of Investments

GMAC = General Motors Acceptance Corporation

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2008.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2008, was $24,592,360, which represented 17.3% of total net assets.

(2) When-issued security.

(3) The rate indicated is the yield to maturity at purchase.

(4) Security, or a portion thereof, has been segregated for a when-issued security.

See Notes to Financial Statements.

------
27

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2007 to March 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
28

                                                     Expenses Paid
                         Beginning                       During
                          Account        Ending        Period(1)      Annualized
                           Value      Account Value    10/1/07 -        Expense
                          10/1/07        3/31/08        3/31/08        Ratio(1)
Select Bond

ACTUAL

Investor Class             $1,000       $1,048.40        $3.18           0.62%

Institutional Class        $1,000       $1,049.40        $2.15           0.42%

A Class (after
waiver)(2)                 $1,000       $1,047.20        $4.35           0.85%

A Class (before
waiver)                    $1,000     $1,047.20(3)       $4.45           0.87%

B Class (after
waiver)(2)                 $1,000       $1,043.80        $7.66           1.50%

B Class (before
waiver)                    $1,000     $1,043.80(3)       $8.28           1.62%

C Class                    $1,000       $1,043.20        $8.27           1.62%

R Class                    $1,000       $1,045.80        $5.73           1.12%

HYPOTHETICAL

Investor Class             $1,000       $1,021.90        $3.13           0.62%

Institutional Class        $1,000       $1,022.90        $2.12           0.42%

A Class (after
waiver)(2)                 $1,000       $1,020.75        $4.29           0.85%

A Class (before
waiver)                    $1,000       $1,020.65        $4.39           0.87%

B Class (after
waiver)(2)                 $1,000       $1,017.50        $7.57           1.50%

B Class (before
waiver)                    $1,000       $1,016.90        $8.17           1.62%

C Class                    $1,000       $1,016.90        $8.17           1.62%

R Class                    $1,000       $1,019.40        $5.65           1.12%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2) During the six months ended March 31, 2008, the class received a partial waiver of its distribution and service fees.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

------
29

                                                      Expenses Paid
                            Beginning      Ending        During
                             Account      Account       Period(1)     Annualized
                              Value        Value        10/1/07 -       Expense
                             10/1/07      3/31/08        3/31/08       Ratio(1)
High-Yield Bond

ACTUAL

Investor Class (after
waiver)(2)                   $1,000       $960.00         $3.92          0.80%

Investor Class (before
waiver)                      $1,000      $960.00(3)       $4.26          0.87%

Institutional Class
(after waiver)(2)            $1,000       $961.00         $2.94          0.60%

Institutional Class
(before waiver)              $1,000      $961.00(3)       $3.28          0.67%

A Class (after waiver)(2)    $1,000       $958.80         $5.14          1.05%

A Class (before waiver)      $1,000      $958.80(3)       $5.48          1.12%

B Class (after waiver)(2)    $1,000       $956.60         $8.80          1.80%

B Class (before waiver)      $1,000      $956.60(3)       $9.15          1.87%

C Class (after waiver)(2)    $1,000       $955.20         $8.80          1.80%

C Class (before waiver)      $1,000      $955.20(3)       $9.14          1.87%

R Class (after waiver)(2)    $1,000       $957.60         $6.36          1.30%

R Class (before waiver)      $1,000      $957.60(3)       $6.70          1.37%

HYPOTHETICAL

Investor Class (after
waiver)(2)                   $1,000      $1,021.00        $4.04          0.80%

Investor Class (before
waiver)                      $1,000      $1,020.65        $4.39          0.87%

Institutional Class
(after waiver)(2)            $1,000      $1,022.00        $3.03          0.60%

Institutional Class
(before waiver)              $1,000      $1,021.65        $3.39          0.67%

A Class (after waiver)(2)    $1,000      $1,019.75        $5.30          1.05%

A Class (before waiver)      $1,000      $1,019.40        $5.65          1.12%

B Class (after waiver)(2)    $1,000      $1,016.00        $9.07          1.80%

B Class (before waiver)      $1,000      $1,015.65        $9.42          1.87%

C Class (after waiver)(2)    $1,000      $1,016.00        $9.07          1.80%

C Class (before waiver)      $1,000      $1,015.65        $9.42          1.87%

R Class (after waiver)(2)    $1,000      $1,018.50        $6.56          1.30%

R Class (before waiver)      $1,000      $1,018.15        $6.91          1.37%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2) During the six months ended March 31, 2008, the class received a partial waiver of its management fee.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

------
30

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2008
                                                                        High-Yield
                                                       Select Bond            Bond
ASSETS

Investment securities, at value (cost of
$96,310,463 and $148,303,106, respectively)            $96,370,310    $138,364,147

Cash                                                       138,578         107,131

Receivable for investments sold                             39,967       1,119,035

Receivable for capital shares sold                             429              --

Receivable for variation margin on futures contracts         2,080              --

Interest receivable                                        795,348       3,297,171
                                                       -----------    ------------
                                                        97,346,712     142,887,484
                                                       -----------    ------------

LIABILITIES

Payable for investments purchased                           38,932         795,722

Payable for capital shares redeemed                         67,436          15,270

Accrued management fees                                     44,050          73,698

Distribution fees payable                                    4,640           1,487

Service fees (and distribution fees -- A Class and
R Class) payable                                            11,022           3,465

Dividends payable                                            9,545          18,345
                                                       -----------    ------------
                                                           175,625         907,987
                                                       -----------    ------------

NET ASSETS                                             $97,171,087    $141,979,497
                                                       ===========    ============

See Notes to Financial Statements.

------
31

MARCH 31, 2008
                                                      Select Bond  High-Yield Bond
NET ASSETS CONSIST OF:

Capital paid in                                      $104,749,930     $160,916,898

Undistributed net investment income                       262,856          189,725

Accumulated net realized loss on investment
transactions                                          (7,909,010)      (9,188,167)

Net unrealized appreciation (depreciation) on
investments                                                67,311      (9,938,959)
                                                     ------------     ------------
                                                     $ 97,171,087     $141,979,497
                                                     ============     ============

INVESTOR CLASS

Net assets                                               $990,461       $1,577,635

Shares outstanding                                        103,161          243,293

Net asset value per share                                   $9.60            $6.48

INSTITUTIONAL CLASS

Net assets                                            $36,153,389     $123,973,807

Shares outstanding                                      3,765,519       19,120,617

Net asset value per share                                   $9.60            $6.48

A CLASS

Net assets                                            $52,731,867      $14,070,407

Shares outstanding                                      5,492,229        2,170,099

Net asset value per share                                   $9.60            $6.48

Maximum offering price (net asset value divided
by 0.955)                                                  $10.05            $6.79

B CLASS

Net assets                                             $7,045,420       $2,261,727

Shares outstanding                                        733,902          349,027

Net asset value per share                                   $9.60            $6.48

C CLASS

Net assets                                               $216,981          $69,354

Shares outstanding                                         22,597           10,696

Net asset value per share                                   $9.60            $6.48

R CLASS

Net assets                                                $32,969          $26,567

Shares outstanding                                          3,434            4,098

Net asset value per share                                   $9.60            $6.48

See Notes to Financial Statements.

------
32

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2008
                                                      Select Bond  High-Yield Bond
INVESTMENT INCOME (LOSS)

INCOME:

Interest                                               $5,193,407     $ 11,880,020

EXPENSES:

Management fees                                           540,642        1,021,033

Distribution fees:

 B Class                                                   57,893           20,855

 C Class                                                    1,509              635

Service fees:

 B Class                                                   19,298            6,952

 C Class                                                      503              212

Distribution and service fees:

 A Class                                                  140,316           42,762

 R Class                                                      153              136

Trustees' fees and expenses                                 4,048            5,957

Other expenses                                                139              208
                                                       ----------    -------------
                                                          764,501        1,098,750
Amount waived                                            (20,488)        (103,627)
                                                       ----------    -------------
                                                          744,013          995,123
                                                       ----------    -------------

NET INVESTMENT INCOME (LOSS)                            4,449,394       10,884,897
                                                       ----------    -------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                   169,592      (1,742,625)

Futures transactions                                      536,293               --
                                                       ----------    -------------
                                                          705,885      (1,742,625)
                                                       ----------    -------------

CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments                                               523,121     (13,693,466)

Futures                                                     7,464               --
                                                       ----------    -------------
                                                          530,585     (13,693,466)
                                                       ----------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                 1,236,470     (15,436,091)
                                                       ----------    -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                        $5,685,864    $ (4,551,194)
                                                       ==========    =============

See Notes to Financial Statements.

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33

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 2008 AND MARCH 31, 2007
                                        Select Bond                High-Yield Bond
Increase (Decrease)
in Net Assets                   2008           2007           2008            2007

OPERATIONS

Net investment
income (loss)            $ 4,449,394    $ 5,104,412   $ 10,884,897     $ 9,960,875

Net realized gain
(loss)                       705,885    (1,807,284)    (1,742,625)         337,593

Change in net
unrealized
appreciation
(depreciation)               530,585      3,264,050   (13,693,466)       4,205,432
                        ------------   ------------   ------------   -------------
Net increase
(decrease) in net
assets resulting
from operations            5,685,864      6,561,178    (4,551,194)      14,503,900
                        ------------   ------------   ------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment
income:

 Investor Class             (18,846)        (2,333)       (46,729)         (9,834)

 Institutional
 Class                   (1,682,787)    (1,540,109)    (9,465,278)     (8,227,506)

 A Class                 (2,485,963)    (3,290,481)    (1,194,693)     (1,509,725)

 B Class                   (291,156)      (323,490)      (173,496)       (208,448)

 C Class                     (7,344)        (2,514)        (5,249)         (3,774)

 R Class                     (1,267)        (1,077)        (1,840)         (1,589)
                        ------------   ------------   ------------   -------------
Decrease in net
assets from
distributions            (4,487,363)    (5,160,004)   (10,887,285)     (9,960,876)
                        ------------   ------------   ------------   -------------

CAPITAL SHARE TRANSACTIONS

Net increase
(decrease) in net
assets from capital
share transactions      (13,231,155)   (24,651,321)      4,651,057       1,935,749
                        ------------   ------------   ------------   -------------

NET INCREASE
(DECREASE) IN NET
ASSETS                  (12,032,654)   (23,250,147)   (10,787,422)       6,478,773

NET ASSETS

Beginning of period      109,203,741    132,453,888    152,766,919     146,288,146
                        ------------   ------------   ------------   -------------
End of period           $ 97,171,087   $109,203,741   $141,979,497    $152,766,919
                        ============   ============   ============   =============

Undistributed net
investment income           $262,856       $195,339       $189,725        $193,295
                        ============   ============   ============   =============

See Notes to Financial Statements.

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34

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. American Century-Mason Street Select Bond Fund
(Select Bond) and American Century-Mason Street High-Yield Bond Fund
(High-Yield Bond) (the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. Select Bond's investment objective is to seek high income and capital appreciation, consistent with capital preservation. Select Bond invests primarily in investment-grade debt securities with maturities exceeding one year.
High-Yield Bond's investment objective is to seek high current income and capital appreciation. High-Yield Bond invests primarily in
non-investment-grade debt securities, which are subject to greater credit risk and consequently offer higher yields. The following is a summary of the funds'
significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of the funds' Investor Class, Institutional Class, C
Class and R Class commenced on April 3, 2006.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds account for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

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35

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation
(depreciation) on futures, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2005. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the funds are declared daily and paid monthly. Distributions from net realized gains for the funds, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from

------
36

these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds.
The rates for the Investment Category Fee range from 0.2925% to 0.4100% for
Select Bond and from 0.5425% to 0.6600% for High-Yield Bond. The rates for the
Complex Fee (Investor Class, A Class, B Class, C Class and R Class) range from
0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. From August 1, 2006 through July 31, 2007, the investment advisor voluntarily agreed to waive 0.071% of its management fee for High-Yield Bond. Effective August 1, 2007, the investment advisor voluntarily agreed to waive 0.070% of its management fee for High-Yield Bond.
The total amount of the waiver for the year ended March 31, 2008, was $434,
$89,117, $12,041, $1,957, $59 and $19 for the Investor Class, Institutional
Class, A Class, B Class, C Class and R Class, respectively. The fee waiver may be revised or terminated at any time without notice.

The effective annual management fee for each class of each fund for the year ended March 31, 2008, was as follows:

                                     Investor, A, B, C & R   Institutional
Select Bond                                  0.62%               0.42%
High-Yield Bond (before waiver)              0.87%               0.67%
High-Yield Bond (after waiver)               0.80%               0.60%

ACIM has entered into a Subadvisory Agreement with Mason Street Advisors LLC
(the subadvisor) on behalf of the funds. The subadvisor makes investment decisions for the funds in accordance with the funds' investment objectives, policies, and restrictions under the supervision of ACIM and the Board of
Trustees. ACIM pays all costs associated with retaining Mason Street Advisors
LLC as the subadvisor of the funds.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class and the R Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee and service fee of 0.75% and 0.25%, respectively. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries. ACIS has agreed to voluntarily waive a portion of its distribution and service fees through
March 31, 2008, by 0.02% and 0.12% for the A Class and B Class, respectively, of Select Bond. The total amount of the waiver for the year ended March 31,
2008, was $11,225 and $9,263 for the A Class and B Class, respectively. Fees incurred under the plans during the year ended March 31, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services, LLC.

Prior to December 12, 2007, the funds had a bank line of credit agreement with
JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in
ACC.

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37

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
March 31, 2008, were as follows:

                                                                        High-Yield
                                                       Select Bond            Bond
PURCHASES

U.S. Treasury & Government Agency Obligations         $103,732,477              --

Investment securities other than U.S. Treasury &
Government Agency Obligations                          $17,062,897     $68,111,889

PROCEEDS FROM SALES

U.S. Treasury & Government Agency Obligations         $116,190,621              --

Investment securities other than U.S. Treasury &
Government Agency Obligations                          $22,091,251     $69,651,265

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                           Year ended March 31, 2008  Year ended March 31, 2007(1)
                              Shares          Amount        Shares          Amount
Select Bond

INVESTOR CLASS

Sold                         113,468     $ 1,081,771        10,589        $ 99,072

Issued in
reinvestment of
distributions                  1,639          15,646           244           2,295

Redeemed                    (22,779)       (217,311)            --              --
                         -----------   -------------   -----------   -------------
                              92,328         880,106        10,833         101,367
                         -----------   -------------   -----------   -------------

INSTITUTIONAL CLASS

Sold                              --              --     3,423,279      31,964,191

Issued in
reinvestment of
distributions                177,377       1,676,818       164,863       1,540,109
                         -----------   -------------   -----------   -------------
                             177,377       1,676,818     3,588,142      33,504,300
                         -----------   -------------   -----------   -------------

A CLASS

Sold                       1,299,480      12,337,176     1,553,876      14,580,154

Issued in
reinvestment of
distributions                244,760       2,312,100       319,707       2,996,126

Redeemed                 (3,111,588)    (29,244,130)   (8,005,164)    (74,708,637)
                         -----------   -------------   -----------   -------------
                         (1,567,348)    (14,594,854)   (6,131,581)    (57,132,357)
                         -----------   -------------   -----------   -------------

B CLASS

Sold                          27,949         265,416        45,005         425,746

Issued in
reinvestment of
distributions                 26,402         249,454        29,408         275,223

Redeemed                   (188,410)     (1,786,085)     (212,818)     (1,990,778)
                         -----------   -------------   -----------   -------------
                           (134,059)     (1,271,215)     (138,405)     (1,289,809)
                         -----------   -------------   -----------   -------------

C CLASS

Sold                          13,500         127,593        14,458         134,369

Issued in
reinvestment of
distributions                    742           7,019           269           2,514

Redeemed                     (6,372)        (60,312)            --              --
                         -----------   -------------   -----------   -------------
                               7,870          74,300        14,727         136,883
                         -----------   -------------   -----------   -------------

R CLASS

Sold                             255           2,428         4,489          41,957

Issued in
reinvestment of
distributions                    133           1,262           112           1,053

Redeemed                          --              --       (1,555)        (14,715)
                         -----------   -------------   -----------   -------------
                                 388           3,690         3,046          28,295
                         -----------   -------------   -----------   -------------
Net increase
(decrease)               (1,423,444)   $(13,231,155)   (2,653,238)   $(24,651,321)
                         ===========   =============   ===========   =============

(1) April 3, 2006 (commencement of sale) through March 31, 2007 for Investor
Class, Institutional Class, C Class and R Class.

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38

                          Year ended March 31, 2008   Year ended March 31, 2007(1)
                               Shares        Amount         Shares          Amount
High-Yield Bond

INVESTOR CLASS

Sold                          303,145   $ 2,022,283         46,821       $ 329,531

Issued in reinvestment
of distributions                5,283        35,695          1,367           9,777

Redeemed                    (106,656)     (699,598)        (6,667)        (47,688)
                          -----------   -----------   ------------   -------------
                              201,772     1,358,380         41,521         291,620
                          -----------   -----------   ------------   -------------

INSTITUTIONAL CLASS

Sold                               --            --     16,575,523     116,357,372

Issued in reinvestment
of distributions            1,376,097     9,441,541      1,168,997       8,227,506
                          -----------   -----------   ------------   -------------
                            1,376,097     9,441,541     17,744,520     124,584,878
                          -----------   -----------   ------------   -------------

A CLASS

Sold                          380,211     2,606,046        738,562       5,219,940

Issued in reinvestment
of distributions              141,253       972,254        158,029       1,136,977

Redeemed                  (1,312,247)   (9,113,292)   (18,265,197)   (128,220,528)
                          -----------   -----------   ------------   -------------
                            (790,783)   (5,534,992)   (17,368,606)   (121,863,611)
                          -----------   -----------   ------------   -------------

B CLASS

Sold                            9,047        64,743         29,791         208,698

Issued in reinvestment
of distributions               20,677       142,113         23,801         167,556

Redeemed                    (115,891)     (796,040)      (224,281)     (1,580,291)
                          -----------   -----------   ------------   -------------
                             (86,167)     (589,184)      (170,689)     (1,204,037)
                          -----------   -----------   ------------   -------------

C CLASS

Sold                              620         4,240         14,012          96,457

Issued in reinvestment
of distributions                  739         5,086            534           3,774

Redeemed                      (5,209)      (36,070)             --              --
                          -----------   -----------   ------------   -------------
                              (3,850)      (26,744)         14,546         100,231
                          -----------   -----------   ------------   -------------

R CLASS

Sold                               79           530          3,724          26,166

Issued in reinvestment
of distributions                  267         1,835            225           1,589

Redeemed                         (47)         (309)          (150)         (1,087)
                          -----------   -----------   ------------   -------------
                                  299         2,056          3,799          26,668
                          -----------   -----------   ------------   -------------
Net increase (decrease)       697,368   $ 4,651,057        265,091     $ 1,935,749
                          ===========   ===========   ============   =============

(1) April 3, 2006 (commencement of sale) through March 31, 2007 for Investor
Class, Institutional Class, C Class and R Class.

5. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended March 31, 2008.

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39

6. RISK FACTORS

High-Yield Bond invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk, and default risk.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007, were as follows:

                                   Select Bond             High-Yield Bond
                                2008         2007         2008         2007
DISTRIBUTIONS PAID FROM
Ordinary income              $4,487,363   $5,160,004  $10,887,285   $9,960,876
Long-term capital gains          --           --           --           --

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The reclassifications between income and realized gain in Select
Bond relate primarily to the character of paydown losses.

As of March 31, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                                        High-Yield
                                                       Select Bond            Bond
Federal tax cost of investments                        $96,581,449    $148,679,170
                                                       ===========   =============
Gross tax appreciation of investments                  $ 1,229,272     $ 1,071,136

Gross tax depreciation of investments                  (1,440,411)    (11,386,159)
                                                       -----------   -------------
Net tax appreciation (depreciation) of investments     $ (211,139)   $(10,315,023)
                                                       ===========   =============
Net tax appreciation (depreciation) on derivatives
and translation of assets and liabilities in
foreign currencies                                              --              --
                                                       -----------   -------------
Net tax appreciation (depreciation)                     $(211,139)   $(10,315,023)
                                                       ===========   =============
Undistributed ordinary income                             $262,856        $189,725

Accumulated capital losses                            $(7,630,560)    $(7,413,457)

Capital loss deferrals                                          --    $(1,398,646)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain futures contracts and merger related cost adjustments.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be limited due to large shareholder redemptions. The capital loss carryovers expire as follows:

                 2011       2012   2013      2014           2015          2016
Select Bond       --         --     --   $(3,941,916)   $(3,688,644)       --

High-Yield
Bond         $(4,165,343)    --     --   $(2,056,361)   $(1,025,448)   $(166,305)

The capital loss deferrals listed above for High-Yield Bond represent net capital losses incurred in the five-month period ended March 31, 2008.
High-Yield Bond has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

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40

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The adoption of FIN 48 did not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

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41

FINANCIAL HIGHLIGHTS
Select Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                   2008    2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                              $9.46      $9.33
                                                                 ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                   0.44       0.41

 Net Realized and Unrealized Gain (Loss)                           0.14       0.14
                                                                 ------     ------
 Total From Investment Operations                                  0.58       0.55
                                                                 ------     ------
Distributions

 From Net Investment Income                                      (0.44)     (0.42)
                                                                 ------     ------
Net Asset Value, End of Period                                    $9.60      $9.46
                                                                 ======     ======

TOTAL RETURN(3)                                                   6.30%      6.06%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 0.62%   0.62%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       4.63%   4.52%(4)

Portfolio Turnover Rate                                            129%       161%

Net Assets, End of Period (in thousands)                           $990       $102

(1) April 3, 2006 (commencement of sale) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
42

Select Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                   2008    2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                              $9.46      $9.33
                                                                 ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                   0.46       0.44

 Net Realized and Unrealized Gain (Loss)                           0.14       0.13
                                                                 ------     ------
 Total From Investment Operations                                  0.60       0.57
                                                                 ------     ------
Distributions

 From Net Investment Income                                      (0.46)     (0.44)
                                                                 ------     ------
Net Asset Value, End of Period                                    $9.60      $9.46
                                                                 ======     ======

TOTAL RETURN(3)                                                   6.51%      6.27%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 0.42%   0.42%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       4.83%   4.72%(4)

Portfolio Turnover Rate                                            129%       161%

Net Assets, End of Period (in thousands)                        $36,153    $33,943

(1) April 3, 2006 (commencement of sale) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
43

Select Bond

A Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $9.46      $9.33     $9.56     $10.01      $9.98
                                 ------     ------    ------     ------     ------
Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                         0.41       0.41      0.35       0.32       0.31

 Net Realized and
 Unrealized Gain (Loss)            0.15       0.12    (0.21)     (0.34)       0.32
                                 ------     ------    ------     ------     ------
 Total From Investment
 Operations                        0.56       0.53      0.14     (0.02)       0.63
                                 ------     ------    ------     ------     ------
Distributions

 From Net Investment
 Income                          (0.42)     (0.40)    (0.37)     (0.36)     (0.36)

 From Net Realized Gains             --         --        --     (0.07)     (0.24)
                                 ------     ------    ------     ------     ------
 Total Distributions             (0.42)     (0.40)    (0.37)     (0.43)     (0.60)
                                 ------     ------    ------     ------     ------
Net Asset Value, End of
Period                            $9.60      $9.46     $9.33      $9.56     $10.01
                                 ======     ======    ======     ======     ======

TOTAL RETURN(2)                   6.06%      5.86%     1.47%    (0.27)%      6.50%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets          0.85%(3)   0.85%(3)  0.85%(4)   0.85%(4)   0.85%(4)

Ratio of Operating Expenses
to Average Net Assets
(Before Expense Waiver)           0.87%      0.87%     0.86%      0.88%      0.93%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                     4.40%(3)   4.29%(3)  3.66%(4)   3.29%(4)   3.08%(4)

Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before Expense
Waiver)                           4.38%      4.27%     3.65%      3.26%      3.00%

Portfolio Turnover Rate            129%       161%   251%(5)       233%       168%

Net Assets, End of Period
(in thousands)                  $52,732    $66,781  $121,069   $195,684   $146,431

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) During the years ended March 31, 2008 and March 31, 2007, the distributor voluntarily waived a portion of its distribution and service fees.

(4) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

(5) Portfolio turnover rate excludes the impact of mortgage dollar roll transactions.

See Notes to Financial Statements.

------
44

Select Bond

B Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $9.46      $9.33     $9.56     $10.01      $9.98
                                 ------     ------    ------     ------     ------
Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                         0.35       0.35      0.29       0.25       0.24

 Net Realized and
 Unrealized Gain (Loss)            0.15       0.12    (0.21)     (0.35)       0.33
                                 ------     ------    ------     ------     ------
 Total From Investment
 Operations                        0.50       0.47      0.08     (0.10)       0.57
                                 ------     ------    ------     ------     ------
Distributions

 From Net Investment
 Income                          (0.36)     (0.34)    (0.31)     (0.29)     (0.30)

 From Net Realized Gains             --         --        --     (0.06)     (0.24)
                                 ------     ------    ------     ------     ------
 Total Distributions             (0.36)     (0.34)    (0.31)     (0.35)     (0.54)
                                 ------     ------    ------     ------     ------
Net Asset Value, End of
Period                            $9.60      $9.46     $9.33      $9.56     $10.01
                                 ======     ======    ======     ======     ======

TOTAL RETURN(2)                   5.37%      5.18%     0.82%    (0.91)%      5.80%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets          1.50%(3)   1.50%(3)  1.50%(4)   1.50%(4)   1.50%(4)

Ratio of Operating Expenses
to Average Net Assets
(Before Expense Waiver)           1.62%      1.62%     1.54%      1.55%      1.57%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                     3.75%(3)   3.64%(3)  2.99%(4)   2.64%(4)   2.44%(4)

Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before Expense
Waiver)                           3.63%      3.52%     2.95%      2.59%      2.37%

Portfolio Turnover Rate            129%       161%   251%(5)       233%       168%

Net Assets, End of Period
(in thousands)                   $7,045     $8,210    $9,388    $10,010    $11,353

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) During the years ended March 31, 2008 and March 31, 2007, the distributor voluntarily waived a portion of its distribution and service fees.

(4) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

(5) Portfolio turnover rate excludes the impact of mortgage dollar roll transactions.

See Notes to Financial Statements.

------
45

Select Bond

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                   2008    2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                              $9.46      $9.33
                                                                 ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                   0.34       0.32

 Net Realized and Unrealized Gain (Loss)                           0.15       0.14
                                                                 ------     ------
 Total From Investment Operations                                  0.49       0.46
                                                                 ------     ------
Distributions

 From Net Investment Income                                      (0.35)     (0.33)
                                                                 ------     ------
Net Asset Value, End of Period                                    $9.60      $9.46
                                                                 ======     ======

TOTAL RETURN(3)                                                   5.25%      5.02%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 1.62%   1.62%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       3.63%   3.52%(4)

Portfolio Turnover Rate                                            129%       161%

Net Assets, End of Period (in thousands)                           $217       $139

(1) April 3, 2006 (commencement of sale) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
46

Select Bond

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                   2008    2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                              $9.46      $9.33
                                                                 ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                   0.39       0.38

 Net Realized and Unrealized Gain (Loss)                           0.14       0.13
                                                                 ------     ------
 Total From Investment Operations                                  0.53       0.51
                                                                 ------     ------
Distributions

 From Net Investment Income                                      (0.39)     (0.38)
                                                                 ------     ------
Net Asset Value, End of Period                                    $9.60      $9.46
                                                                 ======     ======

TOTAL RETURN(3)                                                   5.77%      5.54%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 1.12%   1.12%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       4.13%   4.02%(4)

Portfolio Turnover Rate                                            129%       161%

Net Assets, End of Period (in thousands)                            $33        $29

(1) April 3, 2006 (commencement of sale) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
47

High-Yield Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                   2008    2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                              $7.21      $7.02
                                                                 ------     ------
Income From Investment Operations

 Net Investment Income (Loss)                                      0.50       0.47

 Net Realized and Unrealized Gain (Loss)                         (0.73)       0.19
                                                                 ------     ------
 Total From Investment Operations                                (0.23)       0.66
                                                                 ------     ------
Distributions

 From Net Investment Income                                      (0.50)     (0.47)
                                                                 ------     ------
Net Asset Value, End of Period                                    $6.48      $7.21
                                                                 ======     ======

TOTAL RETURN(2)                                                 (3.33)%      9.73%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets(3)              0.80%   0.79%(4)

Ratio of Operating Expenses to Average Net Assets (Before
Expense Waiver)                                                   0.87%   0.87%(4)

Ratio of Net Investment Income (Loss) to Average Net
Assets(3)                                                         7.28%   6.71%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets
(Before Expense Waiver)                                           7.21%   6.63%(4)

Portfolio Turnover Rate                                             51%        86%

Net Assets, End of Period (in thousands)                         $1,578       $299

(1) April 3, 2006 (commencement of sale) through March 31, 2007.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Effective April 3, 2006, the investment advisor voluntarily agreed to waive of portion of its management fee.

(4) Annualized.

See Notes to Financial Statements.

------
48

High-Yield Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                   2008    2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                              $7.21      $7.02
                                                                 ------     ------
Income From Investment Operations

 Net Investment Income (Loss)                                      0.52       0.48

 Net Realized and Unrealized Gain (Loss)                         (0.73)       0.19
                                                                 ------     ------
 Total From Investment Operations                                (0.21)       0.67
                                                                 ------     ------
Distributions

 From Net Investment Income                                      (0.52)     (0.48)
                                                                 ------     ------
Net Asset Value, End of Period                                    $6.48      $7.21
                                                                 ======     ======

TOTAL RETURN(2)                                                 (3.14)%      9.95%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets(3)              0.60%   0.59%(4)

Ratio of Operating Expenses to Average Net Assets (Before
Expense Waiver)                                                   0.67%   0.67%(4)

Ratio of Net Investment Income (Loss) to Average Net
Assets(3)                                                         7.48%   6.91%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets
(Before Expense Waiver)                                           7.41%   6.83%(4)

Portfolio Turnover Rate                                             51%        86%

Net Assets, End of Period (in thousands)                       $123,974   $127,865

(1) April 3, 2006 (commencement of sale) through March 31, 2007.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Effective April 3, 2006, the investment advisor voluntarily agreed to waive of portion of its management fee.

(4) Annualized.

See Notes to Financial Statements.

------
49

High-Yield Bond

A Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $7.21      $6.99     $7.14      $7.13      $6.25
                                 ------     ------    ------     ------     ------
Income From Investment
Operations

 Net Investment Income
 (Loss)                            0.48       0.45   0.45(1)    0.48(1)    0.50(1)

 Net Realized and
 Unrealized Gain (Loss)          (0.73)       0.22    (0.14)       0.02       0.88
                                 ------     ------    ------     ------     ------
 Total From Investment
 Operations                      (0.25)       0.67      0.31       0.50       1.38
                                 ------     ------    ------     ------     ------
Distributions

 From Net Investment
 Income                          (0.48)     (0.45)    (0.46)     (0.49)     (0.50)
                                 ------     ------    ------     ------     ------
Net Asset Value, End of
Period                            $6.48      $7.21     $6.99      $7.14      $7.13
                                 ======     ======    ======     ======     ======

TOTAL RETURN(2)                 (3.57)%      9.99%     4.55%      7.16%     22.79%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets          1.05%(3)   1.04%(3)     1.26%   1.30%(4)   1.30%(4)

Ratio of Operating Expenses
to Average Net Assets
(Before Expense Waiver)           1.12%      1.12%     1.26%      1.31%      1.35%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                     7.03%(3)   6.45%(3)     6.38%   6.70%(4)   7.29%(4)

Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before Expense
Waiver)                           6.96%      6.37%     6.38%      6.69%      7.24%

Portfolio Turnover Rate             51%        86%      116%       141%       199%

Net Assets, End of Period
(in thousands)                  $14,070    $21,336  $141,593   $157,118   $140,330

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Effective April 1, 2006, the investment advisor voluntarily agreed to waive a portion of its management fee.

(4) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

------
50

High-Yield Bond

B Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $7.20      $6.98     $7.13      $7.13      $6.24
                                 ------     ------    ------     ------     ------
Income From Investment
Operations

 Net Investment Income
 (Loss)                            0.43       0.40   0.40(1)    0.43(1)    0.45(1)

 Net Realized and
 Unrealized Gain (Loss)          (0.72)       0.22    (0.14)       0.01       0.90
                                 ------     ------    ------     ------     ------
 Total From Investment
 Operations                      (0.29)       0.62      0.26       0.44       1.35
                                 ------     ------    ------     ------     ------
Distributions

 From Net Investment
 Income                          (0.43)     (0.40)    (0.41)     (0.44)     (0.46)
                                 ------     ------    ------     ------     ------
Net Asset Value, End of
Period                            $6.48      $7.20     $6.98      $7.13      $7.13
                                 ======     ======    ======     ======     ======

TOTAL RETURN(2)                 (4.16)%      9.18%     3.84%      6.32%     22.19%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets          1.80%(3)   1.79%(3)  1.95%(4)   1.95%(4)   1.95%(4)

Ratio of Operating Expenses
to Average Net Assets
(Before Expense Waiver)           1.87%      1.87%     1.99%      1.99%      2.00%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                     6.28%(3)   5.70%(3)  5.69%(4)   6.06%(4)   6.63%(4)

Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before Expense
Waiver)                           6.21%      5.62%     5.65%      6.02%      6.58%

Portfolio Turnover Rate             51%        86%      116%       141%       199%

Net Assets, End of Period
(in thousands)                   $2,262     $3,134    $4,231     $5,028     $5,316

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Effective April 1, 2006, the investment advisor voluntarily agreed to waive a portion of its management fee.

(4) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

------
51

High-Yield Bond

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                   2008    2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                              $7.21      $7.02
                                                                 ------     ------
Income From Investment Operations

 Net Investment Income (Loss)                                      0.43       0.40

 Net Realized and Unrealized Gain (Loss)                         (0.73)       0.19
                                                                 ------     ------
 Total From Investment Operations                                (0.30)       0.59
                                                                 ------     ------
Distributions

 From Net Investment Income                                      (0.43)     (0.40)
                                                                 ------     ------
Net Asset Value, End of Period                                    $6.48      $7.21
                                                                 ======     ======

TOTAL RETURN(2)                                                 (4.29)%      8.65%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets(3)              1.80%   1.79%(4)

Ratio of Operating Expenses to Average Net Assets (Before
Expense Waiver)                                                   1.87%   1.87%(4)

Ratio of Net Investment Income (Loss) to Average Net
Assets(3)                                                         6.28%   5.71%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets
(Before Expense Waiver)                                           6.21%   5.63%(4)

Portfolio Turnover Rate                                             51%        86%

Net Assets, End of Period (in thousands)                            $69       $105

(1) April 3, 2006 (commencement of sale) through March 31, 2007.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Effective April 3, 2006, the investment advisor voluntarily agreed to waive of portion of its management fee.

(4) Annualized.

See Notes to Financial Statements.

------
52

High-Yield Bond

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                   2008    2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                              $7.21      $7.02
                                                                 ------     ------
Income From Investment Operations

 Net Investment Income (Loss)                                      0.47       0.43

 Net Realized and Unrealized Gain (Loss)                         (0.73)       0.19
                                                                 ------     ------
 Total From Investment Operations                                (0.26)       0.62
                                                                 ------     ------
Distributions

 From Net Investment Income                                      (0.47)     (0.43)
                                                                 ------     ------
Net Asset Value, End of Period                                    $6.48      $7.21
                                                                 ======     ======

TOTAL RETURN(2)                                                 (3.81)%      9.19%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets(3)              1.30%   1.29%(4)

Ratio of Operating Expenses to Average Net Assets (Before
Expense Waiver)                                                   1.37%   1.37%(4)

Ratio of Net Investment Income (Loss) to Average Net
Assets(3)                                                         6.78%   6.21%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets
(Before Expense Waiver)                                           6.71%   6.13%(4)

Portfolio Turnover Rate                                             51%        86%

Net Assets, End of Period (in thousands)                            $27        $27

(1) April 3, 2006 (commencement of sale) through March 31, 2007.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Effective April 3, 2006, the investment advisor voluntarily agreed to waive of portion of its management fee.

(4) Annualized.

See Notes to Financial Statements.

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53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century Investment Trust and Shareholders of
the American Century-Mason Street Select Bond Fund and the American
Century-Mason Street High-Yield Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American
Century-Mason Street Select Bond Fund and the American Century-Mason Street
High-Yield Bond Fund (two of the ten funds comprising the American Century
Investment Trust, hereafter referred to as the "Funds") at March 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
These financial statements and financial highlights (hereafter referred to as
"financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 19, 2008

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54

MANAGEMENT

The individuals listed below serve as trustees or officers of the funds. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are
"interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the funds'
investment advisor, American Century Investment Management, Inc. (ACIM or the
advisor); the funds' principal underwriter, American Century Investment
Services, Inc. (ACIS); and the funds' transfer agent, American Century
Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM, or American Century Global Investment
Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Trustee and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 105
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

INDEPENDENT TRUSTEES

JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Trustee (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

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55

RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Trustee (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

FREDERICK L.A. GRAUER, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Advisor, Barclays Global
Investors (2003 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

PETER F. PERVERE, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Trustee (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.

MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUNDS: Trustee (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Trustee (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present)

JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Trustee (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

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56

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUNDS: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-2021.

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57

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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58

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP HIGH-YIELD CASH-PAY INDEX is composed of those cash-pay securities included in the Citigroup US High-Yield Market Index with remaining maturities of at least one year.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Bond Index, comprising 30- and 15-year GNMA, FNMA, and FHLMC pass-throughs and
FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI) (SM) measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

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59

NOTES

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60

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE. . . . . . . . . . . . . . . . .    1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE. . . . . . . . . . . . . .    1-800-345-2021 or
                                                               816-531-5575

INVESTORS USING ADVISORS. . . . . . . . . . . . . . . . . .    1-800-378-9878

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . . . .   1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES. . . . . . . .    1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF. . . . . . . . . . .    1-800-634-4113

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0805
CL-ANN-60034N

[front cover]

ANNUAL REPORT
MARCH 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

NT DIVERSIFIED BOND FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the annual report for the American Century® NT
Diversified Bond Fund for the 12 months ended March 31, 2008. We also recommend our website, americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information about portfolio strategy, personal finance, government policy, and the markets.

As noted on the website, 2008 marks our 50th year. Since 1958, we've worked for you with integrity, always striving to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous recessionary cycles. As we've crossed those hurdles and earned your trust, our assets under management have grown to close to $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these turbulent times.

Our investment discipline and integrity are important features of our portfolios. For example, our fixed-income investment team anticipated the current credit squeeze. Instead of chasing higher yields and adding leveraged exposure as the credit bubble inflated, the team minimized our portfolios'
direct exposure to subprime-related debt, preserving investors' hard-earned capital. The team also positioned the portfolios to capitalize on opportunities, including attractive high-quality securities discarded by investors with liquidity needs.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan S. Thomas
Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .   2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .   2

NT DIVERSIFIED BOND

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By David MacEwen, Chief Investment Officer, Fixed Income

VOLATILITY REIGNED

The 12 months ended March 31, 2008, saw widely divergent bond returns as market volatility surged in the wake of the subprime credit crisis. Credit woes spread across the financial system, affecting banks, brokers, bond insurers, hedge funds, and other big, institutional players important for the functioning of the markets. This led to risk aversion that colored the return picture for assets ranging from the riskiest high-yield bonds to even some of the highest-quality money market securities.

The subprime meltdown had direct economic effects as well, weighing on consumer spending and confidence, leading many economists to suggest that the economy is already in recession. But even as growth slowed, higher commodity prices (led by oil) meant rising inflation. The government consumer price index (CPI) rose 4% during the reporting period.

The Federal Reserve (The Fed) took a series of extraordinary steps, slashing interest rates and acting as a lender of last resort not only for banks, but also major brokers. For the year, the federal funds rate target declined from
5.25% to 2.25%.

TREASURY BONDS RULED ROOST

The volatility, credit, and liquidity concerns in the market all favored
Treasury securities over higher-yielding, lower-quality alternatives (see the accompanying returns table). Inflation-linked bonds -- particularly Treasury inflation-indexed securities -- performed best because of their combination of high quality and inflation protection. Meanwhile, risky corporate high-yield bonds posted negative returns.

RATES FELL, CURVE STEEPENED

Against this backdrop, Treasury yields declined. The yield on the two-year
Treasury note tumbled from 4.58% to 1.59%, while yields on longer-term notes and bonds fell less. That's because investors worried about the potential long-term inflation effects of Fed rate cuts, high energy and commodity prices, and a weaker dollar. As a result, the yield curve fell and steepened
-- the difference in yield between two- and 10-year Treasury securities increased sharply from seven to 182 basis points (a basis point equals 0.01%).

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2008
TREASURY SECURITIES
3-Month Bill                                 4.81%
2-Year Note                                  9.39%
5-Year Note                                 14.37%
10-Year Note                                14.35%
30-Year Bond                                13.86%
CITIGROUP U.S. BOND MARKET INDICES
High-Yield Market (corporate)               -3.58%
Credit (investment-grade corporate)          4.41%
Mortgage (mortgage-backed)                   7.95%
Broad Investment-Grade (multi-sector)        8.41%
Agency                                      10.37%
Treasury                                    12.24%
Inflation-Linked Securities                 14.64%

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2

PERFORMANCE
NT Diversified Bond

Total Returns as of March 31, 2008
                                                     Average Annual
                                                         Returns
                                                          Since         Inception
                                          1 year        Inception          Date
INSTITUTIONAL CLASS                        9.32%          8.64%          5/12/06

CITIGROUP US BROAD INVESTMENT-GRADE
BOND INDEX                                 8.41%          8.38%             --

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

One-Year Returns Over Life of Class
Periods ended March 31
                                                    2007*    2008
Institutional Class                                 6.96%   9.32%
Citigroup US Broad Investment-Grade Bond Index      7.37%   8.41%

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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3

PORTFOLIO COMMENTARY
NT Diversified Bond

Lead Portfolio Managers: Jeff Houston, Hando Aguilar, Brian Howell, John
Walsh, Dan Shiffman, Jim Platz, and Seth Plunkett

Macro Strategy Team Representatives: Dave MacEwen and Bob Gahagan

PERFORMANCE SUMMARY

NT Diversified Bond returned 9.32% for the 12 months ended March 31, 2008. By comparison, the Citigroup US Broad Investment-Grade (BIG) Bond Index advanced
8.41%. See page 3 for additional performance comparisons.

The portfolio's solid return over the last 12 months reflected favorable conditions for high-quality bonds (see page 2). The fund also outperformed its benchmark thanks to contributions from our sector, yield curve, and currency positions.

SECTOR SELECTION HELPED

Our concern over high valuations and low risk premiums for corporate securities was a key factor in fund positioning for the period, given the economic fundamentals and market technical factors that included deleveraging and re-pricing of risk assets. This view led us to hold an underweight position in the corporate sector relative to the Citigroup BIG Index. This trade was a leading contributor to performance, as the 12-month period was the worst on record for corporate bonds relative to Treasuries. It also helped that we had an underweight position in the hardest-hit financial bonds and essentially no exposure to subprime debt.

By the end of the reporting period, corporate bond valuations were beginning to look more attractive, so we added incrementally to our corporate position.
Similarly, we bought some very high-quality mortgage-backed and municipal bonds because their yields were at such historically attractive levels compared with Treasuries. Indeed, we were able to add some pre-refunded municipals (backed by Treasury bonds) offering yields higher than Treasuries.
Our decision to overweight Treasury inflation-indexed securities also added value.

CURVE, CURRENCY TRADES CONTRIBUTED

The portfolio benefited significantly from a yield-curve steepening bias we had in place throughout the year using two- and 10-year Treasury futures. We put this trade on in 2007 when the yield curve was "inverted" (an unusual situation where yields on short-term notes exceed those of long-term bonds).
During the period, Fed rate cuts and economic and financial concerns drove short-term yields down dramatically, while long-term yields didn't fall nearly as much because of inflation concerns.

Finally, our Japanese yen exposure also contributed to relative performance.
We established this position in early 2007 when the yen reached a 41/2-year low to the U.S. dollar. This positioning added value in the reporting period, before we closed it out in the first quarter of 2008 as the economic and valuation fundamentals underpinning the trade became less compelling.

Portfolio at a Glance
                                    As of       As of
                                   3/31/08     3/31/07
Average Duration (effective)      4.6 years   4.6 years
Weighted Average Life             6.8 years   6.6 years

Yields as of March 31, 2008
30-day SEC Yield
Institutional Class                             4.33%

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4

NT Diversified Bond

MANAGEMENT CHANGE

In March 2008, Macro Strategy Team Representative Jim Keegan left American
Century Investments to accept an asset management position in his native New
York. We wish him well. NT Diversified Bond continues to be actively managed by the investment team shown at the top of page 4, demonstrating a key advantage of our team approach to managing portfolios.

OUTLOOK

"We think the probability of recession is very high," says Macro Strategy Team
Representative Bob Gahagan. "So we expect the Fed to continue cutting interest rates as the economy slows and the unemployment rate rises. But inflation pressures are a growing longer-term concern; as a result, we believe
'stagflation' is a real risk. In that sort of environment, we think it's reasonable to expect short-term rates to decline from current levels, while yields on longer-term notes and bonds remain volatile, particularly as deleveraging continues, risk is re-priced, and inflation fears rise."

"We're likely to overweight short- and intermediate-term bonds," Gahagan continues. "In terms of our sector allocations, we think mortgages represent good value, and expect to maintain our overweight position in inflation-indexed bonds. Finally, we're looking carefully at the relative values between government and corporate bonds for an entry point into select, high-quality corporates that we believe represent compelling values."

Types of Investments in Portfolio
                                                         % of fund     % of fund
                                                        investments   investments
                                                           as of         as of
                                                          3/31/08       9/30/07
Mortgage-Backed Securities                                 23.5%         23.9%
U.S. Treasury Securities                                   18.8%         16.4%
Collateralized Mortgage Obligations                        15.7%         13.6%
Corporate Bonds                                            12.3%         10.3%
Municipal Securities                                        4.0%          0.1%
U.S. Government Agency Securities                           1.9%          9.2%
Asset-Backed Securities                                     1.3%          3.2%
Sovereign Governments & Agencies                            0.1%          1.4%
Temporary Cash Investments                                  3.3%          3.4%
Temporary Cash Investments -- Securities Lending
Collateral                                                 19.1%         18.5%

Portfolio Composition by Credit Rating
                                                         % of fund     % of fund
                                                        investments   investments
                                                           as of         as of
                                                          3/31/08       9/30/07
AAA                                                         83%           87%
AA                                                           3%            3%
A                                                            9%            4%
BBB                                                          5%            6%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

------
5

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2007 to March 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
6

                                   Ending     Expenses Paid
                   Beginning      Account     During Period*
                 Account Value     Value        10/1/07 -      Annualized Expense
                    10/1/07       3/31/08        3/31/08             Ratio*
Actual              $1,000       $1,066.00        $2.17              0.42%
Hypothetical        $1,000       $1,022.90        $2.12              0.42%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
NT Diversified Bond

MARCH 31, 2008

Principal Amount                                                             Value

U.S. Government Agency Mortgage- Backed Securities(1) -- 28.4%

        $  622  FHLMC, 6.50%, 2/1/09                                        $  636
         1,550  FHLMC, 6.50%, 12/1/12                                        1,624
        20,020  FHLMC, 6.00%, 1/1/13                                        20,670
         2,958  FHLMC, 7.00%, 11/1/13                                        3,102
         6,118  FHLMC, 7.00%, 6/1/14                                         6,428
        11,372  FHLMC, 6.50%, 6/1/16                                        11,918
        19,140  FHLMC, 6.50%, 6/1/16                                        20,059
       260,956  FHLMC, 5.00%, 11/1/17                                      265,057
       448,245  FHLMC, 4.50%, 1/1/19(2)                                    447,796
     1,631,957  FHLMC, 5.00%, 1/1/21(2)                                  1,652,231
         2,226  FHLMC, 7.00%, 9/1/27                                         2,366
         3,617  FHLMC, 6.50%, 1/1/28                                         3,792
           553  FHLMC, 7.00%, 2/1/28                                           588
        21,245  FHLMC, 6.50%, 3/1/29                                        22,247
        13,060  FHLMC, 6.50%, 6/1/29                                        13,687
         1,989  FHLMC, 7.00%, 8/1/29                                         2,114
         4,933  FHLMC, 7.50%, 8/1/29                                         5,348
        12,278  FHLMC, 6.50%, 5/1/31                                        12,842
           322  FHLMC, 6.50%, 5/1/31                                           337
           336  FHLMC, 6.50%, 6/1/31                                           352
           466  FHLMC, 6.50%, 6/1/31                                           487
         7,455  FHLMC, 6.50%, 6/1/31                                         7,798
         1,105  FHLMC, 6.50%, 6/1/31                                         1,156
       270,131  FHLMC, 5.50%, 12/1/33                                      273,716
       151,729  FHLMC, 6.50%, 7/1/47                                       155,979
     9,506,354  FNMA, 6.00%, settlement date 4/14/08(3)                  9,739,553
     4,929,000  FNMA, 6.50%, settlement date 4/14/08(3)                  5,105,364
         1,578  FNMA, 6.00%, 2/1/09                                          1,605
         1,374  FNMA, 6.00%, 5/1/13                                          1,423
         2,654  FNMA, 6.00%, 5/1/13                                          2,741
         7,051  FNMA, 6.00%, 7/1/13                                          7,283
        11,320  FNMA, 6.00%, 12/1/13                                        11,693
         8,389  FNMA, 6.00%, 1/1/14                                          8,666
        14,328  FNMA, 6.00%, 2/1/14                                         14,801
        15,407  FNMA, 6.00%, 4/1/14                                         15,915
        58,887  FNMA, 5.50%, 12/1/16                                        60,453
       113,439  FNMA, 5.50%, 12/1/16                                       116,456
       448,303  FNMA, 4.50%, 5/1/19                                        447,682
        11,920  FNMA, 6.50%, 1/1/26                                         12,479
         1,426  FNMA, 7.00%, 12/1/27                                         1,519
           738  FNMA, 6.50%, 1/1/28                                            773
           702  FNMA, 7.00%, 1/1/28                                            748
         3,126  FNMA, 7.50%, 4/1/28                                          3,385
        11,956  FNMA, 7.00%, 5/1/28                                         12,734

Principal Amount                                                             Value

        $  651  FNMA, 7.00%, 6/1/28                                         $  694
         2,828  FNMA, 6.50%, 1/1/29                                          2,958
         7,689  FNMA, 6.50%, 4/1/29                                          8,040
         3,947  FNMA, 7.00%, 7/1/29                                          4,204
         4,637  FNMA, 7.00%, 7/1/29                                          4,939
        12,339  FNMA, 7.50%, 7/1/29                                         13,345
        11,726  FNMA, 7.50%, 8/1/30                                         12,661
         5,439  FNMA, 7.50%, 9/1/30                                          5,873
        28,330  FNMA, 7.00%, 9/1/31                                         30,146
        17,130  FNMA, 6.50%, 1/1/32                                         17,878
       144,334  FNMA, 7.00%, 6/1/32                                        153,426
        63,501  FNMA, 6.50%, 8/1/32                                         66,274
       376,767  FNMA, 5.50%, 6/1/33                                        381,631
     1,827,452  FNMA, 5.50%, 7/1/33(2)                                   1,851,043
       311,355  FNMA, 5.50%, 8/1/33                                        315,374
       396,517  FNMA, 5.50%, 9/1/33                                        401,635
     2,913,544  FNMA, 5.00%, 11/1/33(2)                                  2,892,221
       813,670  FNMA, 5.50%, 1/1/34(2)                                     824,174
     2,278,004  FNMA, 5.50%, 12/1/34(2)                                  2,305,739
     2,067,436  FNMA, 5.00%, 8/1/35(2)                                   2,049,587
     2,105,269  FNMA, 4.50%, 9/1/35(2)                                   2,032,388
     1,195,276  FNMA, 5.00%, 2/1/36(2)                                   1,184,958
     7,655,827  FNMA, 5.50%, 4/1/36(2)                                   7,745,078
     1,300,000  FNMA, 5.50%, 7/1/36                                      1,314,113
     1,952,718  FNMA, 6.50%, 8/1/37(2)                                   2,006,547
        73,822  FNMA, 6.50%, 6/1/47                                         75,483
       194,417  FNMA, 6.50%, 8/1/47                                        198,791
       262,992  FNMA, 6.50%, 8/1/47                                        269,402
       242,297  FNMA, 6.50%, 9/1/47                                        247,749
       426,389  FNMA, 6.50%, 9/1/47                                        435,983
       236,023  FNMA, 6.50%, 9/1/47                                        241,334
       306,140  FNMA, 6.50%, 9/1/47                                        313,029
        32,157  FNMA, 6.50%, 9/1/47                                         32,880
         4,835  GNMA, 7.50%, 8/20/17                                         5,171
         6,211  GNMA, 7.00%, 11/15/22                                        6,651
         6,220  GNMA, 8.75%, 3/15/25                                         6,819
         1,481  GNMA, 7.00%, 4/20/26                                         1,585
         2,843  GNMA, 7.50%, 8/15/26                                         3,069
         1,399  GNMA, 8.00%, 8/15/26                                         1,534
           173  GNMA, 7.50%, 4/15/27                                           186
         3,189  GNMA, 7.50%, 5/15/27                                         3,441
         2,436  GNMA, 8.00%, 6/15/27                                         2,672
           267  GNMA, 7.50%, 11/15/27                                          288
         1,225  GNMA, 7.00%, 2/15/28                                         1,311
         1,921  GNMA, 7.50%, 2/15/28                                         2,072
         1,848  GNMA, 6.50%, 3/15/28                                         1,933
           342  GNMA, 7.00%, 4/15/28                                           366
         6,156  GNMA, 6.50%, 5/15/28                                         6,440

------
8

NT Diversified Bond

Principal Amount                                                             Value

       $ 1,578  GNMA, 6.50%, 5/15/28                                      $  1,651
         2,024  GNMA, 7.00%, 12/15/28                                        2,166
           207  GNMA, 8.00%, 12/15/29                                          227
        14,885  GNMA, 7.00%, 5/15/31                                        15,903
                                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $44,874,859)                                                      46,000,665
                                                                      ------------

U.S. Treasury Securities -- 25.5%

     4,700,000  U.S. Treasury Bonds, 10.625%, 8/15/15(2)(4)              7,068,363
     1,160,000  U.S. Treasury Bonds, 8.125%, 8/15/21(2)(4)               1,646,929
       800,000  U.S. Treasury Bonds, 4.75%, 2/15/37(4)                     861,063
     6,849,473  U.S. Treasury Inflation Indexed Bonds, 2.375%,
                1/15/27(2)(4)                                            7,470,747
     2,875,761  U.S. Treasury Inflation Indexed Notes, 3.00%,
                7/15/12(2)(4)                                            3,222,653
     1,599,066  U.S. Treasury Inflation Indexed Notes, 2.00%,
                1/15/14(2)(4)                                            1,730,739
     1,712,580  U.S. Treasury Inflation Indexed Notes, 1.625%,
                1/15/18(2)(4)                                            1,796,204
    10,000,000  U.S. Treasury Notes, 4.875%, 6/30/09(2)(4)              10,414,070
     5,000,000  U.S. Treasury Notes, 2.50%, 3/31/13(2)(4)                5,011,330
     1,907,000  U.S. Treasury Notes, 4.75%, 8/15/17(2)(4)                2,110,662
                                                                      ------------
TOTAL U.S. TREASURY SECURITIES
(Cost $40,123,435)                                                      41,332,760
                                                                      ------------

Collateralized Mortgage Obligations(1) -- 21.3%

     1,155,375  Banc of America Alternative Loan Trust, Series
                2007-2, Class 2A4, 5.75%, 6/25/37(2)                     1,104,193
     1,996,295  Banc of America Commercial Mortgage Inc. STRIPS -
                COUPON, Series 2004-1, Class XP, VRN, 0.80%, 4/1/08         31,430
       950,000  Banc of America Commercial Mortgage Inc., Series
                2002 PB2, Class B SEQ, 6.31%, 6/11/35(2)                   990,257
       600,000  Banc of America Commercial Mortgage Inc., Series
                2004-2, Class A3 SEQ, 4.05%, 11/10/38                      585,226
       570,000  Banc of America Commercial Mortgage Inc., Series
                2006-6, Class A3 SEQ, 5.37%, 12/10/16                      542,099
       610,000  Banc of America Commercial Mortgage Inc., Series
                2007-4, Class A3 SEQ, 5.81%, 8/10/14                       591,255

Principal Amount                                                             Value

      $121,899  Banc of America Large Loan, Series 2005 MIB1,
                Class A1, VRN, 2.97%, 4/15/08, resets monthly off
                the 1-month LIBOR plus 0.15% with no caps
                (Acquired 5/12/06, Cost $121,945)(5)                     $ 114,019
     3,165,850  Bear Stearns Commercial Mortgage Securities Trust
                STRIPS - COUPON, Series 2004 T16, Class X2, VRN,
                0.91%, 4/1/08                                               75,645
       417,005  Bear Stearns Commercial Mortgage Securities Trust,
                Series 2006 BBA7, Class A1, VRN, 2.93%, 4/15/08,
                resets monthly off the 1-month LIBOR plus 0.11%
                with no caps (Acquired 6/5/06, Cost $417,005)(5)           396,943
     1,200,000  Bear Stearns Commercial Mortgage Securities Trust,
                Series 2006 PW14, Class A4 SEQ, 5.20%, 12/1/38(2)        1,160,077
     1,072,496  Commercial Mortgage Acceptance Corp. STRIPS -
                COUPON, Series 1998 C2, Class X, VRN, 1.09%, 4/1/08         28,454
        15,101  Commercial Mortgage Pass-Through Certificates,
                Series 2005 F10A, Class A1, VRN, 2.92%, 4/15/08,
                resets monthly off the 1-month LIBOR plus 0.10%
                with no caps (Acquired 5/12/06, Cost $15,112)(5)            14,662
         9,686  Commercial Mortgage Pass-Through Certificates,
                Series 2005 FL11, Class A1, VRN, 2.97%, 4/15/08,
                resets monthly off the 1-month LIBOR plus 0.15%
                with no caps (Acquired 5/12/06, Cost $9,692)(5)              9,368
     2,539,229  Countrywide Home Loan Mortgage Pass-Through Trust,
                Series 2007-16, Class A1, 6.50%, 10/25/37(2)             2,506,808
       400,000  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2001 CK3, Class A4 SEQ, 6.53%,
                6/15/34                                                    410,852
       935,272  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2003 AR28, Class 2A1, 4.41%,
                12/25/33(2)                                                939,058

------
9

NT Diversified Bond
Principal Amount                                                             Value

    $1,600,000  Credit Suisse Mortgage Capital Certificates,
                Series 2007 TF2A, Class A1, VRN, 3.00%, 4/15/08,
                resets monthly off the 1-month LIBOR plus 0.18%
                with no caps (Acquired 7/24/07, Cost
                $1,600,000)(2)(5)                                       $1,526,622
       538,404  FHLMC, Series 2567, Class OD, 5.00%, 8/15/15               545,845
       315,018  FHLMC, Series 2900, Class PA, 4.50%, 3/15/14               316,804
       700,000  FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25           695,802
       169,945  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14              170,965
     3,000,000  FHLMC, Series 3203, Class VN SEQ, 5.00%, 6/15/22(2)      2,893,916
         3,224  FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19            3,560
       688,000  FNMA, Series 2003-92, Class PD, 4.50%, 3/25/17(2)          698,436
     1,072,723  FNMA, Series 2005-63, Class HA SEQ, 5.00%,
                4/25/23(2)                                               1,101,631
       790,296  GMAC Commercial Mortgage Securities, Inc., Series
                2005 C1, Class A2 SEQ, 4.47%, 5/10/43(2)                   780,480
       860,000  Greenwich Capital Commercial Funding Corp., Series
                2005 GG3, Class A2 SEQ, 4.31%, 8/10/42(2)                  848,903
       494,094  Greenwich Capital Commercial Funding Corp., Series
                2006 FL4A, Class A1, VRN, 3.18%, 4/5/08, resets
                monthly off the 1-month LIBOR plus 0.09% with no
                caps (Acquired 12/14/06, Cost $494,094)(5)                 462,619
       238,024  GS Mortgage Securities Corp. II, Series 2007 EOP,
                Class A1 VRN, 3.17%, 4/7/08, resets monthly off
                the 1-month LIBOR plus 0.09% with no caps                  220,046
       629,500  J.P. Morgan Mortgage Trust, Series 2004 A2, Class
                1A1, 3.81%, 5/25/34                                        641,010
       838,852  J.P. Morgan Mortgage Trust, Series 2005 A8, Class
                6A2, 5.13%, 11/25/35                                       818,024
     1,750,000  LB-UBS Commercial Mortgage Trust, Series 2003 C3,
                Class A3 SEQ, 3.85%, 5/15/27(2)                          1,669,934
       726,758  LB-UBS Commercial Mortgage Trust, Series 2003 C5,
                Class A2 SEQ, 3.48%, 7/15/27                               723,153

Principal Amount                                                             Value

      $500,000  LB-UBS Commercial Mortgage Trust, Series 2004 C1,
                Class A2 SEQ, 3.62%, 1/15/29                             $ 492,270
       560,263  LB-UBS Commercial Mortgage Trust, Series 2005 C2,
                Class A2 SEQ, 4.82%, 4/15/30                               556,672
       671,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3,
                Class A3 SEQ, 4.65%, 7/30/30                               651,889
     1,000,000  LB-UBS Commercial Mortgage Trust, Series 2006 C1,
                Class A4 SEQ, 5.16%, 2/15/31(2)                            975,425
        83,155  Lehman Brothers Floating Rate Commercial Mortgage
                Trust, Series 2006 LLFA, Class A1, VRN, 2.90%,
                4/15/08, resets monthly off the 1-month LIBOR plus
                0.08% with no caps (Acquired 8/7/06, Cost
                $83,155)(5)                                                 78,241
        16,931  MASTR Alternative Loans Trust, Series 2003-8,
                Class 4A1, 7.00%,12/25/33                                   16,813
       336,617  Merrill Lynch Floating Trust, Series 2006-1, Class
                A1, VRN, 2.89%,4/15/08, resets monthly off the
                1-month LIBOR plus 0.07% with no caps (Acquired
                10/31/06, Cost $336,617)(5)                                315,255
       747,485  Morgan Stanley Capital I, Series 2004 HQ3, Class
                A2 SEQ, 4.05%, 1/13/41                                     734,878
       304,259  Thornburg Mortgage Securities Trust, Series
                2006-5, Class A1, VRN, 2.72%, 4/25/08, resets
                monthly off the 1-month LIBOR plus 0.12% with no
                caps                                                       284,360
     2,511,000  Wachovia Bank Commercial Mortgage Trust, Series
                2006 C23, Class A4, 5.42%, 1/15/45(2)                    2,485,800
       275,000  Washington Mutual Mortgage Pass-Through
                Certificates, Series 2005 AR4, Class A3, 4.59%,
                4/25/35                                                    275,986
     1,642,000  Washington Mutual Mortgage Pass-Through
                Certificates, Series 2005 AR4, Class A4B, 4.68%,
                4/25/35(2)                                               1,649,757
       562,846  Wells Fargo Mortgage Backed Securities Trust,
                Series 2004 EE, Class 3A1, 3.99%, 12/25/34                 546,838

------
10

NT Diversified Bond

Principal Amount                                                             Value

      $600,000  Wells Fargo Mortgage Backed Securities Trust,
                Series 2004 N, Class A4, 4.10%, 12/23/08                 $ 598,273
     1,315,180  Wells Fargo Mortgage Backed Securities Trust,
                Series 2007-11, Class A19 SEQ, 6.00%, 8/25/37(2)         1,304,092
                                                                      ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $34,688,240)                                                      34,584,645
                                                                      ------------

Corporate Bonds -- 16.7%

AEROSPACE & DEFENSE -- 0.6%
       160,000  Honeywell International Inc., 5.30%, 3/15/17(4)            165,009
       130,000  Honeywell International Inc., 5.30%, 3/1/18                133,575
       169,000  Lockheed Martin Corp., 6.15%, 9/1/36                       175,134
       197,000  United Technologies Corp., 4.375%, 5/1/10                  202,132
       230,000  United Technologies Corp., 6.05%, 6/1/36                   238,400
                                                                      ------------
                                                                           914,250
                                                                      ------------
AUTOMOBILES -- 0.2%
       150,000  DaimlerChrysler N.A. Holding Corp., 5.875%, 3/15/11        153,601
       170,000  DaimlerChrysler N.A. Holding Corp., 6.50%, 11/15/13        179,437
                                                                      ------------
                                                                           333,038
                                                                      ------------
BEVERAGES -- 0.7%
       320,000  Coca-Cola Co. (The), 5.35%, 11/15/17                       334,789
       250,000  Diageo Capital plc, 5.75%, 10/23/17                        256,690
       207,000  Miller Brewing Co., 4.25%, 8/15/08 (Acquired
                5/12/06-12/4/06, Cost $202,072)(5)                         207,854
       150,000  PepsiCo, Inc., 4.65%, 2/15/13                              155,490
       240,000  SABMiller plc, 6.20%, 7/1/11 (Acquired 6/27/06,
                Cost $239,830)(5)                                          255,599
                                                                      ------------
                                                                         1,210,422
                                                                      ------------
CAPITAL MARKETS -- 0.7%
       690,000  Goldman Sachs Group, Inc. (The), 6.15%, 4/1/18             690,759
       124,000  Merrill Lynch & Co., Inc., 4.25%, 2/8/10                   121,172
       292,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10                   291,404
                                                                      ------------
                                                                         1,103,335
                                                                      ------------

Principal Amount                                                             Value

CHEMICALS -- 0.3%
      $190,000  Air Products and Chemicals, Inc., 4.15%, 2/1/13          $ 190,528
       150,000  du Pont (E.I.) de Nemours & Co., 5.00%, 1/15/13            156,420
       130,000  Rohm and Haas Co., 5.60%, 3/15/13                          134,213
                                                                      ------------
                                                                           481,161
                                                                      ------------
COMMERCIAL BANKS -- 0.8%
       178,000  PNC Bank N.A., 4.875%, 9/21/17                             160,118
       160,000  PNC Bank N.A., 6.00%, 12/7/17                              154,504
       133,000  PNC Funding Corp., 5.125%, 12/14/10                        134,420
       100,000  SunTrust Bank, 7.25%, 3/15/18                              102,484
       139,000  Wachovia Bank N.A., 4.80%, 11/1/14                         131,699
       218,000  Wachovia Bank N.A., 4.875%, 2/1/15                         206,299
       193,000  Wells Fargo & Co., 4.625%, 8/9/10                          198,411
       190,000  Wells Fargo & Co., 4.375%, 1/31/13                         189,312
                                                                      ------------
                                                                         1,277,247
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.1%
       130,000  Pitney Bowes, Inc., 5.75%, 9/15/17                         132,606
                                                                      ------------
COMPUTERS & PERIPHERALS -- 0.2%
       340,000  Hewlett-Packard Co., 4.50%, 3/1/13                         345,455
                                                                      ------------
CONSUMER FINANCE -- 0.2%
        99,000  American Express Centurion Bank, 4.375%, 7/30/09            99,246
       300,000  American Express Centurion Bank, 5.55%, 10/17/12           303,138
                                                                      ------------
                                                                           402,384
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 1.3%
       384,000  Bank of America Corp., 4.375%, 12/1/10                     391,218
       250,000  Bank of America N.A., 5.30%, 3/15/17                       248,927
       200,000  Bank of America N.A., 6.00%, 10/15/36                      191,965
       149,000  Citigroup Inc., 5.00%, 9/15/14                             140,646
       127,000  General Electric Capital Corp., 6.125%, 2/22/11            135,217
       250,000  General Electric Capital Corp., 5.625%, 9/15/17            256,469
       130,000  John Deere Capital Corp., 4.50%, 4/3/13                    129,787

------
11

NT Diversified Bond

Principal Amount                                                             Value

      $220,000  John Deere Capital Corp., 5.50%, 4/13/17                 $ 226,341
       240,000  Pricoa Global Funding I, 5.40%, 10/18/12 (Acquired
                10/11/07, Cost $239,522)(5)                                253,920
                                                                      ------------
                                                                         1,974,490
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.2%
       193,000  AT&T Corp., 7.30%, 11/15/11                                209,278
       195,000  AT&T Inc., 6.80%, 5/15/36                                  201,055
        29,000  BellSouth Corp., 6.875%, 10/15/31                           29,575
       190,000  British Telecommunications plc, 5.95%, 1/15/18(4)          184,503
        82,000  Embarq Corp., 7.08%, 6/1/16                                 77,773
        60,000  Qwest Corp., 7.875%, 9/1/11                                 60,150
       120,000  Qwest Corp., 7.50%, 10/1/14                                117,600
       227,000  Telecom Italia Capital SA, 4.00%, 1/15/10                  222,822
       150,000  Telefonica Emisiones SAU, 7.05%, 6/20/36                   157,363
       140,000  Verizon Communications Inc., 5.55%, 2/15/16                139,549
       130,000  Verizon Communications Inc., 5.50%, 2/15/18                126,901
        90,000  Verizon Communications Inc., 6.25%, 4/1/37(4)               86,221
       190,000  Verizon Communications Inc., 6.40%, 2/15/38                185,632
                                                                      ------------
                                                                         1,798,422
                                                                      ------------
ELECTRIC UTILITIES -- 0.6%
       185,000  Carolina Power & Light Co., 5.15%, 4/1/15                  188,698
        90,000  Carolina Power & Light Co., 5.25%, 12/15/15                 92,516
       260,000  Cleveland Electric Illuminating Co. (The), 5.70%,
                4/1/17(4)                                                  252,881
        60,000  Florida Power Corp., 4.50%, 6/1/10                          61,691
       130,000  Florida Power Corp., 6.35%, 9/15/37                        135,584
       179,000  Southern California Edison Co., 5.625%, 2/1/36             172,153
        80,000  Toledo Edison Co., 6.15%, 5/15/37                           71,084
                                                                      ------------
                                                                           974,607
                                                                      ------------
ELECTRICAL EQUIPMENT -- 0.1%
       200,000  Rockwell Automation, Inc., 6.25%, 12/1/37                  205,884
                                                                      ------------

Principal Amount                                                             Value

FOOD & STAPLES RETAILING -- 1.0%
      $190,000  CVS Caremark Corp., 5.75%, 6/1/17                        $ 193,435
       350,000  Kroger Co. (The), 5.00%, 4/15/13(4)                        352,481
       260,000  SYSCO Corp., 4.20%, 2/12/13                                264,160
       168,000  Wal-Mart Stores, Inc., 4.125%, 7/1/10                      172,878
       235,000  Wal-Mart Stores, Inc., 5.875%, 4/5/27(4)                   234,200
       200,000  Wal-Mart Stores, Inc., 6.50%, 8/15/37                      210,708
                                                                      ------------
                                                                         1,427,862
                                                                      ------------
FOOD PRODUCTS -- 0.8%
       279,000  Cadbury Schweppes U.S. Finance LLC, 3.875%,
                10/1/08 (Acquired 5/12/06-10/17/06, Cost
                $268,811)(5)                                               278,433
       190,000  Cargill Inc., 5.20%, 1/22/13 (Acquired 1/16/08,
                Cost $189,842)(5)                                          191,954
       330,000  General Mills, Inc., 5.65%, 9/10/12                        343,682
       120,000  Kellogg Co., 6.60%, 4/1/11                                 129,547
       200,000  Kellogg Co., 5.125%, 12/3/12                               207,111
       200,000  Kraft Foods Inc., 6.00%, 2/11/13                           207,076
                                                                      ------------
                                                                         1,357,803
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.3%
       179,000  Baxter Finco BV, 4.75%, 10/15/10                           185,041
       230,000  Baxter International Inc., 5.90%, 9/1/16                   243,332
       130,000  Baxter International Inc., 6.25%, 12/1/37                  133,461
                                                                      ------------
                                                                           561,834
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 0.1%
       214,000  Laboratory Corp. of America Holdings, 5.625%,
                12/15/15                                                   212,105
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 0.5%
       340,000  McDonald's Corp., 5.35%, 3/1/18                            345,076
       130,000  McDonald's Corp., 6.30%, 10/15/37                          133,989
       160,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13               150,483
       250,000  Yum! Brands, Inc., 6.875%, 11/15/37                        239,920
                                                                      ------------
                                                                           869,468
                                                                      ------------

------
12

NT Diversified Bond

Principal Amount                                                             Value

HOUSEHOLD PRODUCTS -- 0.2%
      $120,000  Kimberly-Clark Corp., 6.125%, 8/1/17                     $ 130,003
       255,000  Procter & Gamble Co. (The), 5.55%, 3/5/37                  255,536
                                                                      ------------
                                                                           385,539
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 0.5%
       652,000  General Electric Co., 5.00%, 2/1/13(2)                     676,368
       130,000  General Electric Co., 5.25%, 12/6/17                       130,162
                                                                      ------------
                                                                           806,530
                                                                      ------------
INSURANCE -- 0.7%
       210,000  Allstate Financial Global Funding, 4.25%, 9/10/08
                (Acquired 5/12/06, Cost $204,511)(5)                       211,070
       250,000  Hartford Financial Services Group Inc. (The),
                5.375%, 3/15/17                                            242,859
       130,000  Hartford Financial Services Group Inc. (The),
                6.30%, 3/15/18(4)                                          130,581
       250,000  Lincoln National Corp., 6.30%, 10/9/37                     226,698
       200,000  Prudential Financial, Inc., 6.00%, 12/1/17(4)              202,095
       100,000  Prudential Financial, Inc., 5.40%, 6/13/35                  82,902
       110,000  Travelers Companies, Inc. (The), 6.25%, 6/15/37            102,286
                                                                      ------------
                                                                         1,198,491
                                                                      ------------
IT SERVICES -- 0.4%
       340,000  Computer Sciences Corp., 5.50%, 3/15/13 (Acquired
                2/27/08, Cost $338,310)(5)                                 341,654
       260,000  International Business Machines Corp., 5.70%,
                9/14/17                                                    273,063
                                                                      ------------
                                                                           614,717
                                                                      ------------
MACHINERY -- 0.6%
       110,000  Atlas Copco AB, 5.60%, 5/22/17 (Acquired 5/15/07,
                Cost $109,951)(5)                                          109,991
       130,000  Caterpillar Financial Services Corp., 4.85%,
                12/7/12                                                    133,149
       690,000  Caterpillar Financial Services Corp., 5.45%,
                4/15/18                                                    703,835
                                                                      ------------
                                                                           946,975
                                                                      ------------

Principal Amount                                                             Value

MEDIA -- 0.7%
      $230,000  Comcast Corp., 5.90%, 3/15/16                            $ 228,554
       105,000  News America Holdings, 7.75%, 1/20/24                      116,021
       340,000  Rogers Cable Inc., 6.25%, 6/15/13                          355,532
       300,000  Time Warner Cable Inc., 5.40%, 7/2/12                      295,146
       130,000  Time Warner Inc., 5.50%, 11/15/11                          129,223
        29,000  Time Warner Inc., 7.625%, 4/15/31                           30,422
                                                                      ------------
                                                                         1,154,898
                                                                      ------------
METALS & MINING -- 0.2%
       200,000  Xstrata Finance Canada Ltd., 5.50%, 11/16/11
                (Acquired 11/8/06-11/17/06, Cost $200,159)(5)              205,438
        80,000  Xstrata Finance Canada Ltd., 5.80%, 11/15/16
                (Acquired 11/8/06, Cost $79,802)(5)                         77,416
                                                                      ------------
                                                                           282,854
                                                                      ------------
MULTI-UTILITIES -- 0.7%
       130,000  CenterPoint Energy Resources Corp., 6.125%, 11/1/17        133,064
       140,000  CenterPoint Energy Resources Corp., 6.25%, 2/1/37          131,042
       230,000  Consolidated Edison Co. of New York, Inc., Series
                2006 C, 5.50%, 9/15/16                                     237,041
        96,000  Dominion Resources Inc., 4.75%, 12/15/10                    98,342
       250,000  NSTAR Electric Co., 5.625%, 11/15/17                       262,773
       101,000  Pacific Gas and Electric Co., 6.05%, 3/1/34                 99,359
       100,000  Pacific Gas and Electric Co., 5.80%, 3/1/37                 94,955
       130,000  Pacific Gas and Electric Co., 6.35%, 2/15/38               132,162
                                                                      ------------
                                                                         1,188,738
                                                                      ------------
MULTILINE RETAIL -- 0.3%
       100,000  Federated Retail Holdings, Inc., 5.35%, 3/15/12             95,402
       130,000  Kohl's Corp., 6.875%, 12/15/37                             115,376
       320,000  Macy's Retail Holdings, Inc., 5.875%, 1/15/13              308,234
                                                                      ------------
                                                                           519,012
                                                                      ------------

------
13

NT Diversified Bond

Principal Amount                                                             Value

OIL, GAS & CONSUMABLE FUELS -- 1.3%
      $100,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17          $ 101,341
       130,000  Canadian Natural Resources Ltd., 6.75%, 2/1/39(4)          133,130
       270,000  Enbridge Energy Partners, L.P., 6.50%, 4/15/18
                (Acquired 3/31/08, Cost $268,558)(5)                       268,558
       343,000  Enterprise Products Operating L.P., 4.95%, 6/1/10          350,294
       140,000  Enterprise Products Operating L.P., 6.30%, 9/15/17         141,034
       170,000  Nexen Inc., 6.40%, 5/15/37                                 163,363
       279,000  Premcor Refining Group Inc. (The), 6.125%, 5/1/11          295,573
       100,000  Tesoro Corp., 6.25%, 11/1/12                                94,750
       100,000  Tesoro Corp., 6.50%, 6/1/17                                 90,000
        60,000  TransCanada PipeLines Ltd., 6.20%, 10/15/37                 58,060
       138,000  XTO Energy Inc., 5.30%, 6/30/15                            139,866
       102,000  XTO Energy Inc., 6.10%, 4/1/36                             101,255
                                                                      ------------
                                                                         1,937,224
                                                                      ------------
PHARMACEUTICALS -- 0.8%
       179,000  Abbott Laboratories, 5.875%, 5/15/16                       191,241
       130,000  Abbott Laboratories, 6.15%, 11/30/37                       134,789
       550,000  AstraZeneca plc, 5.40%, 9/15/12                            581,023
       190,000  AstraZeneca plc, 5.90%, 9/15/17                            201,280
       220,000  Wyeth, 5.95%, 4/1/37                                       215,683
                                                                      ------------
                                                                         1,324,016
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
       250,000  ProLogis, 5.625%, 11/15/16                                 227,861
                                                                      ------------
ROAD & RAIL -- 0.1%
       180,000  Union Pacific Corp., 5.75%, 11/15/17                       182,709
                                                                      ------------
SOFTWARE -- 0.2%
       150,000  Intuit Inc., 5.75%, 3/15/17                                145,661
       164,000  Oracle Corp., 5.00%, 1/15/11                               168,504
                                                                      ------------
                                                                           314,165
                                                                      ------------
SPECIALTY RETAIL -- 0.1%
       130,000  Lowe's Companies, Inc., 5.60%, 9/15/12                     136,369
                                                                      ------------

Principal Amount                                                             Value

WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
      $200,000  Vodafone Group plc, 5.625%, 2/27/17                      $ 194,873
                                                                      ------------
TOTAL CORPORATE BONDS
(Cost $26,597,553)                                                      26,997,344
                                                                      ------------

Municipal Securities -- 5.4%

     1,500,000  California Department of Water Resources Power
                Supply Rev., Series 2002 A, 5.125%, 5/1/12,
                Prerefunded at 101% of Par(2)(6)                         1,647,765
     2,300,000  Clark County School District GO, Series 2004 D,
                (Building Bonds), 5.00%, 12/15/14, Prerefunded at
                100% of Par (MBIA)(2)(6)                                 2,541,523
     2,200,000  Clark County School District GO, Series 2005 C,
                (Building Bonds), 5.00%, 12/15/15, Prerefunded at
                100% of Par (FSA)(2)(6)                                  2,450,316
       173,000  Illinois GO, (Taxable Pension), 5.10%, 6/1/33              172,209
     1,700,000  Massachusetts GO, Series 2005 C, 5.00%, 9/1/15,
                Prerefunded at 100% of Par(2)(6)                         1,888,938
                                                                      ------------
TOTAL MUNICIPAL SECURITIES
(Cost $8,491,232)                                                        8,700,751
                                                                      ------------

Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(1) -- 3.5%

     1,116,104  FHLMC, 6.80%, 8/1/36(2)                                  1,142,037
     1,457,226  FHLMC, 5.99%, 11/1/36(2)                                 1,488,490
       941,337  FNMA, 6.49%, 5/1/36(2)                                     972,557
       620,931  FNMA, 6.42%, 9/1/36(2)                                     639,084
       679,041  FNMA, 6.45%, 9/1/36(2)                                     703,142
       799,822  FNMA, 5.97%, 6/1/37(2)                                     818,168
                                                                      ------------
TOTAL ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES
(Cost $5,731,452)                                                        5,763,478
                                                                      ------------

U.S. Government Agency Securities -- 2.6%

     1,800,000  FHLMC, 2.875%, 4/30/10(2)(4)                             1,821,819
       639,000  FNMA, 4.375%, 7/17/13(2)(4)                                671,533
     1,620,000  FNMA, 5.375%, 6/12/17(2)(4)                              1,783,759
                                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $4,025,430)                                                        4,277,111
                                                                      ------------

------
14

NT Diversified Bond

Principal Amount                                                             Value

Asset-Backed Securities(1) -- 1.7%

      $128,771  Accredited Mortgage Loan Trust, Series 2006-2,
                Class A1, VRN, 2.64%, 4/25/08, resets monthly off
                the 1-month LIBOR plus 0.04% with no caps                $ 126,462
       500,000  CNH Equipment Trust, Series 2007 C, Class A3A SEQ,
                5.21%, 12/15/11                                            508,200
       136,000  Detroit Edison Securitization Funding LLC, Series
                2001-1, Class A4 SEQ, 6.19%, 3/1/13                        142,556
       180,972  Long Beach Mortgage Loan Trust, Series 2006-6,
                Class 2A1, VRN, 2.64%, 4/25/08, resets monthly off
                the 1-month LIBOR plus 0.04% with no caps                  179,092
        67,502  Nomura Home Equity Loan, Inc., Series 2006 HE2,
                Class A1, VRN, 2.66%, 4/25/08, resets monthly off
                the 1-month LIBOR plus 0.06% with no caps                   66,748
       162,978  SLM Student Loan Trust, Series 2006-5, Class A2,
                VRN, 3.32%, 4/25/08, resets quarterly off the
                3-month LIBOR minus 0.01% with no caps                     162,024
       340,251  SLM Student Loan Trust, Series 2006-10, Class A2,
                VRN, 3.34%, 4/25/08, resets quarterly off the
                3-month LIBOR plus 0.01% with no caps                      338,926
     1,272,947  SLM Student Loan Trust, Series 2007-8, Class A1,
                VRN, 3.56%, 4/25/08, resets quarterly off the
                3-month LIBOR plus 0.23% with no caps(2)                 1,255,697
        88,672  Soundview Home Equity Loan Trust, Series 2006-3,
                Class A1, VRN, 2.64%, 4/25/08, resets monthly off
                the 1-month LIBOR plus 0.04% with no caps                   88,126
                                                                      ------------
TOTAL ASSET-BACKED SECURITIES
(Cost $2,879,693)                                                        2,867,831
                                                                      ------------

Principal Amount                                                             Value

Sovereign Governments & Agencies -- 0.2%

      $ 29,000  Hydro Quebec, 8.40%, 1/15/22                              $ 39,771
       215,000  Province of Quebec, 5.00%, 7/17/09                         222,214
                                                                      ------------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $249,499)                                                            261,985
                                                                      ------------

Temporary Cash Investments -- 4.5%

Repurchase Agreement, Deutsche Bank Securities, Inc.,
(collateralized by various U.S. Treasury obligations, 2.375%,
4/15/11, valued at $7,364,724), in a joint trading account at
1.35%, dated 3/31/08, due 4/1/08 (Delivery value $7,223,271)(2)
(Cost $7,223,000)                                                        7,223,000
                                                                      ------------

Temporary Cash Investments -- Securities Lending Collateral(7) -- 25.7%

     1,000,024  Bancaja US Debt, SAu, VRN, 4.55%, 4/10/08, resets quarterly off the 3-month LIBOR plus 0.05% with no
                caps                                                       999,726
       999,954  BASF AG, VRN, 3.89%, 4/21/08, resets quarterly off
                the 3-month LIBOR minus 0.01% with no caps                 999,249
     1,399,477  K2 (USA) LLC, VRN, 2.37%, 4/1/08, resets quarterly off the Federal Reserve Prime Loan Rate minus
                2.91% with no caps                                       1,373,733
       999,626  Links Finance LLC, VRN, 2.37%, 4/1/08, resets
                quarterly off the Federal Reserve Prime Loan Rate
                minus 2.91% with no caps                                   975,960
     1,100,000  Merrill Lynch & Co., Inc., VRN, 2.42%, 4/1/08,
                resets quarterly off the Federal Reserve Prime
                Loan Rate minus 2.83% with no caps                       1,076,665

------
15

NT Diversified Bond

Principal Amount                                                             Value

    $1,001,099  Nationwide Building Society, VRN, 3.00%, 6/9/08,
                resets quarterly off the 3-month LIBOR plus 0.13%
                with no caps                                             $ 999,232
       999,549  Tango Finance Corp., VRN, 2.38%, 4/1/08, resets
                quarterly off the Federal Reserve Prime Loan Rate
                minus 2.91% with no caps                                   984,854
Repurchase Agreement, Barclays Bank plc, (collateralized by
various U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08, due 4/1/08 (Delivery
value $7,126,864)                                                        7,126,409
Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08, due 4/1/08 (Delivery value
$8,534,652)                                                              8,534,107
Repurchase Agreement, Deutsche Bank AG, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 2.25%, dated 3/31/08, due 4/1/08 (Delivery value
$6,675,417)                                                              6,675,000

Principal Amount                                                             Value

Repurchase Agreement, Goldman Sachs Group, Inc. (The),
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.15%, dated 3/31/08, due
4/1/08 (Delivery value $11,956,789)                                   $ 11,956,075
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $41,791,341)                                                      41,701,010
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 135.5%
(Cost $216,675,734)                                                    219,710,580
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (35.5)%                               (57,591,345)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $162,119,235
                                                                      ============

Futures Contracts
                            Expiration       Underlying Face      Unrealized Gain
   Contracts Purchased         Date          Amount at Value          (Loss)

     5  U.S. Long Bond       June 2008          $ 593,984            $ 14,442
   278  U.S. Treasury        June 2008          59,674,437              438,500
        2-Year Notes
    68  U.S. Treasury        June 2008           7,767,938               11,269
        5-Year Notes
                                               -----------          -----------
                                               $68,036,359           $ 464,211
                                               ===========          ===========

                             Expiration      Underlying Face      Unrealized Gain
     Contracts Sold             Date         Amount at Value          (Loss)

   180  U.S. Treasury        June 2008         $21,411,563          $ (532,176)
        10-Year Notes
                                               ===========          ===========

------
16

NT Diversified Bond

Swap Agreements
Notional                                                Expiration    Unrealized
Amount                 Description of Agreement            Date       Gain (Loss)
CREDIT DEFAULT
    $3,350,000  Pay quarterly a fixed rate equal to      June 2012     $ 162,102
                0.35% multiplied by the notional
                amount and receive from Barclays Bank
                plc upon each default event of one of
                the issues of Dow Jones CDX N.A.
                Investment Grade 8, par value of the
                proportional notional amount.
       630,000  Pay quarterly a fixed rate equal to      December        2,535
                0.40% multiplied by the notional           2012
                amount and receive from Bank of
                America N.A. upon each default event
                of FHLMC, par value of the
                proportional notional amount of
                FHLMC, VRN, 5.08%, 2/7/11.
       750,000  Pay quarterly a fixed rate equal to      December       31,476
                0.70% multiplied by the notional           2012
                amount and receive from Morgan
                Stanley Capital Services, Inc. upon
                each default event of Citigroup Inc.,
                par value of the proportional
                notional amount of Citigroup Inc.,
                6.50%, 1/18/11.
       320,000  Pay quarterly a fixed rate equal to      December       15,167
                0.73% multiplied by the notional           2012
                amount and receive from Barclays Bank
                plc upon each default event of
                American International Group, Inc.,
                par value of the proportional
                notional amount of American
                International Group, Inc., 4.25%,
                5/15/13.
       320,000  Pay quarterly a fixed rate equal to      December        7,132
                2.45% multiplied by the notional           2012
                amount and receive from Bank of
                America N.A. upon each default event
                of Toll Brothers, Inc., par value of
                the proportional notional amount of
                Toll Brothers Finance Corp., 6.875%,
                11/15/12.
       320,000  Pay quarterly a fixed rate equal to      December        2,172
                2.85% multiplied by the notional           2012
                amount and receive from Barclays Bank
                plc upon each default event of Toll
                Brothers, Inc., par value of the
                proportional notional amount of Toll
                Brothers Finance Corp., 6.875%,
                11/15/12.
       130,000  Pay quarterly a fixed rate equal to     March 2013       1,613
                0.70% multiplied by the notional
                amount and receive from Barclays Bank
                plc upon each default event of Rohm &
                Haas Company, par value of the
                proportional notional amount of Rohm
                & Haas Company, 7.85%, 7/15/29.
     1,100,000  Pay quarterly a fixed rate equal to     March 2017      35,935
                0.12% multiplied by the notional
                amount and receive from Barclays Bank
                plc upon each default event of Pfizer
                Inc., par value of the proportional
                notional amount of Pfizer Inc.,
                4.65%, 3/1/18.
     2,000,000  Pay quarterly a fixed rate equal to      September      137,279
                0.69% multiplied by the notional           2017
                amount and receive from Barclays Bank
                plc upon each default event of
                JPMorgan Chase & Co., par value of
                the proportional notional amount of
                JPMorgan Chase & Co., 6.75%, 2/1/11.
                                                                      -----------
                                                                       $ 395,411
                                                                      ===========

------
17

NT Diversified Bond

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

MBIA = MBIA Insurance Corporation

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2008.

(1) Final maturity indicated, unless otherwise noted.

(2) Security, or a portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements.

(3) Forward commitment.

(4) Security, or a portion thereof, was on loan as of March 31, 2008.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2008 was $5,319,616, which represented 3.3% of total net assets.

(6) Escrowed to maturity in U.S. government securities or state and local government securities.

(7) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

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18

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2008

ASSETS

Investment securities, at value (cost of $174,884,393) --
including $41,068,913 of securities on loan                           $178,009,570

Investments made with cash collateral received for securities on
loan, at value (cost of $41,791,341)                                    41,701,010
                                                                      ------------
Total investment securities, at value (cost of $216,675,734)           219,710,580

Cash                                                                       141,191

Receivable for investments sold                                            261,193

Receivable for variation margin on futures contracts                         2,651

Unrealized appreciation on swap agreements                                 395,411

Interest receivable                                                      1,134,035
                                                                      ------------
                                                                       221,645,061
                                                                      ------------

LIABILITIES

Payable for collateral received for securities on loan                  41,791,341

Payable for investments purchased                                       17,092,524

Dividends payable                                                          586,323

Accrued management fees                                                     55,638
                                                                      ------------
                                                                        59,525,826
                                                                      ------------

NET ASSETS                                                            $162,119,235
                                                                      ============

INSTITUTIONAL CLASS CAPITAL SHARES

Outstanding (unlimited number of shares authorized)                     15,355,298
                                                                      ============

NET ASSET VALUE PER SHARE                                                   $10.56
                                                                      ============

NET ASSETS CONSIST OF:

Capital paid-in                                                       $154,836,443

Undistributed net investment income                                        514,972

Undistributed net realized gain on investment transactions               3,405,514

Net unrealized appreciation on investments                               3,362,306
                                                                      ------------
                                                                      $162,119,235
                                                                      ============

See Notes to Financial Statements.

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19

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                               $ 7,270,680

Securities lending, net                                                    138,301
                                                                       -----------
                                                                         7,408,981
                                                                       -----------

EXPENSES:

Management fees                                                            587,525

Trustees' fees and expenses                                                  5,431

Other expenses                                                               3,638
                                                                       -----------
                                                                           596,594
                                                                       -----------

NET INVESTMENT INCOME (LOSS)                                             6,812,387
                                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                                  2,485,200

Futures and swaps transactions                                           2,033,171
                                                                       -----------
                                                                         4,518,371
                                                                       -----------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                              1,980,606

Futures and swaps                                                          207,341
                                                                       -----------
                                                                         2,187,947
                                                                       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                  6,706,318
                                                                       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $13,518,705
                                                                       ===========

See Notes to Financial Statements.

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20

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED MARCH 31, 2008 AND PERIOD ENDED MARCH 31, 2007

Increase (Decrease) in Net Assets                              2008        2007(1)

OPERATIONS
Net investment income (loss)                             $6,812,387     $4,073,733

Net realized gain (loss)                                  4,518,371        765,416

Change in net unrealized appreciation (depreciation)      2,187,947      1,172,794
                                                       ------------   ------------
Net increase (decrease) in net assets resulting
from operations                                          13,518,705      6,011,943
                                                       ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income                              (6,780,748)    (4,058,434)

From net realized gains                                   (851,940)      (556,734)
                                                       ------------   ------------
Decrease in net assets from distributions               (7,632,688)    (4,615,168)
                                                       ------------   ------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                                75,174,936    130,733,727

Payments for shares redeemed                           (32,395,226)   (18,676,994)
                                                       ------------   ------------
Net increase (decrease) in net assets from capital
share transactions                                       42,779,710    112,056,733
                                                       ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS                    48,665,727    113,453,508

NET ASSETS

Beginning of period                                     113,453,508             --
                                                       ------------   ------------
End of period                                          $162,119,235   $113,453,508
                                                       ============   ============

Accumulated undistributed net investment income
(loss)                                                     $514,972       $(1,197)
                                                       ============   ============

TRANSACTIONS IN SHARES OF THE FUND
Sold                                                      7,355,217     12,974,017
Redeemed                                                (3,131,359)    (1,842,577)
                                                       ------------   ------------
Net increase (decrease) in shares of the fund             4,223,858     11,131,440
                                                       ============   ============

(1) May 12, 2006 (fund inception) through March 31, 2007.

See Notes to Financial Statements.

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21

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. NT Diversified Bond Fund (NT Diversified Bond)
(the fund) is one fund in a series issued by the trust. The fund is diversified under the 1940 Act. The fund's investment objective is to seek a high level of income by investing in non-money market debt securities. The fund is not permitted to invest in any securities issued by companies assigned by the Global Industry Classification Standard to the tobacco industry. The fund incepted on May 12, 2006. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as

------
22

"roll" transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- The fund may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the fund are declared daily and paid monthly. Distributions from net realized gains for the fund, if any, are generally declared and paid annually.

------
23

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the
Investment Category Fee range from 0.2925% to 0.4100% and the rates for the
Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the year ended March 31, 2008 was 0.42%.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, American Century Investment
Services, Inc., and the trust's transfer agent, American Century Services,
LLC. The fund is wholly owned by American Century Asset Allocation Portfolios,
Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB).
Prior to December 12, 2007, the fund had a bank line of credit agreement with
JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of
JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2008, totaled $366,376,144, of which $325,850,263 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the year ended March 31,
2008, totaled $332,320,026, of which $320,470,783 represented U.S. Treasury and Agency obligations.

4. SECURITIES LENDING

As of March 31, 2008, securities in the fund valued at $41,068,913 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total market value of all collateral received, at this date, was $41,701,010. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

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24

5. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended March 31, 2008.

6. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended March 31, 2008 and the period May 12, 2006 (fund inception) through March 31, 2007, were as follows:

                                 2008          2007
DISTRIBUTIONS PAID FROM
Ordinary income                $7,247,149    $4,615,168
Long-term capital gains          $385,539            --

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The reclassifications, which reflect character differences primarily related to federal income tax treatment of paydown losses and income, expense and gain (loss) settlements on swap agreements, were as follows:

Undistributed net investment income            $484,530
Accumulated net realized loss                $(485,686)
Unrealized appreciation (depreciation)           $1,156

As of March 31, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                       $216,675,734
                                                                      ============
Gross tax appreciation of investments                                   $3,834,287
Gross tax depreciation of investments                                    (799,441)
                                                                      ------------
Net tax appreciation (depreciation) of investments                      $3,034,846
                                                                      ============
Net tax appreciation (depreciation) on derivatives and translation
of assets and liabilities in foreign currencies                          $ 395,425
                                                                      ------------
Net tax appreciation (depreciation)                                     $3,430,271
                                                                      ============
Undistributed ordinary income                                           $2,851,350
Accumulated long-term gains                                             $1,001,171

The cost of investments for federal income tax purposes was the same as the cost for financial statement purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains for certain futures contracts.

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25

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The adoption of FIN 48 did not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

8. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $385,539 of long-term capital gain distributions, respectively, for the fiscal year ended March 31, 2008.

The fund hereby designates $466,401 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

------
26

FINANCIAL HIGHLIGHTS
NT Diversified Bond

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                   2008    2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                             $10.19     $10.00
                                                               --------   --------
Income From Investment Operations
 Net Investment Income (Loss)(2)                                   0.49       0.44
 Net Realized and Unrealized Gain (Loss)                           0.43       0.24
                                                               --------   --------
 Total From Investment Operations                                  0.92       0.68
                                                               --------   --------
Distributions
 From Net Investment Income                                      (0.49)     (0.44)
 From Net Realized Gains                                         (0.06)     (0.05)
                                                               --------   --------
 Total Distributions                                             (0.55)     (0.49)
                                                               --------   --------
Net Asset Value, End of Period                                   $10.56     $10.19
                                                               ========   ========

TOTAL RETURN(3)                                                   9.32%      6.96%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 0.42%   0.42%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       4.82%   4.95%(4)

Portfolio Turnover Rate                                            246%       308%

Net Assets, End of Period (in thousands)                       $162,119   $113,454

(1) May 12, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements.

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27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century Investment Trust and Shareholders of
NT Diversified Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Diversified
Bond Fund (one of the ten funds comprising the American Century Investment
Trust, hereafter referred to as the "Fund") at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the period May 12, 2006 (commencement of operations) through March 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 19, 2008

------
28

MANAGEMENT

The individuals listed below serve as trustees or officers of the fund. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are
"interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM or the
advisor); the fund's principal underwriter, American Century Investment
Services, Inc. (ACIS); and the fund's transfer agent, American Century
Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM, or American Century Global Investment Management,
Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Trustee and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 105
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------
29

INDEPENDENT TRUSTEES

JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Trustee (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

FREDERICK L.A. GRAUER, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Advisor, Barclays Global
Investors (2003 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

PETER F. PERVERE, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.

MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Trustee (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present)

JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Trustee (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

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30

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

------
31

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
32

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Bond Index, comprising 30- and 15-year GNMA, FNMA, and FHLMC pass-throughs and
FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI)SM measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

------
33

NOTES

------
34

NOTES

------
35

NOTES

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36

[back cover]

[american century investments logo and text logo ®]

Contact Us

americancentury.com

Automated Information Line . . . . . . . . . . . . . . . .    1-800-345-8765

Investor Services Representative . . . . . . . . . . . . .    1-800-345-2021 or
                                                              816-531-5575

Business, Not-For-Profit, Employer-Sponsored
Retirement Plans . . . . . . . . . . . . . . . . . . . . .    1-800-345-3533

Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies.  . . . . . .    1-800-345-6488

Telecommunications Device for the Deaf . . . . . . . . . .    1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0805
CL-ANN-60033N

[front cover]

ANNUAL REPORT
MARCH 31, 2008

[american century investments logo and text logo®]

AMERICAN CENTURY INVESTMENTS

SHORT DURATION FUND
CORE PLUS FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the annual report for the American Century® Short
Duration and Core Plus funds for the 12 months ended March 31, 2008. We also recommend our website, americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information about portfolio strategy, personal finance, government policy, and the markets.

As noted on the website, 2008 marks our 50th year. Since 1958, we've worked for you with integrity, always striving to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous recessionary cycles. As we've crossed those hurdles and earned your trust, our assets under management have grown to close to $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these turbulent times.

Our investment discipline and integrity are important features of our portfolios. For example, our fixed-income investment team anticipated the current credit squeeze. Instead of chasing higher yields and adding leveraged exposure as the credit bubble inflated, the team minimized our portfolios'
direct exposure to subprime-related debt, preserving investors' hard-earned capital. The team also positioned the portfolios to capitalize on opportunities, including attractive high-quality securities discarded by investors with liquidity needs.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .   2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .   2

SHORT DURATION

CORE PLUS

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By David MacEwen, Chief Investment Officer, Fixed Income

VOLATILITY REIGNED

The 12 months ended March 31, 2008, saw widely divergent bond returns as market volatility surged in the wake of the subprime credit crisis. Credit woes spread across the financial system, affecting banks, brokers, bond insurers, hedge funds, and other big, institutional players important for the functioning of the markets. This led to risk aversion that colored the return picture for assets ranging from the riskiest high-yield bonds to even some of the highest-quality money market securities.

The subprime meltdown had direct economic effects as well, weighing on consumer spending and confidence, leading many economists to suggest that the economy is already in recession. But even as growth slowed, higher commodity prices (led by oil) meant rising inflation. The government consumer price index (CPI) rose 4% during the reporting period.

The Federal Reserve (the Fed) took a series of extraordinary steps, slashing interest rates and acting as a lender of last resort not only for banks, but also major brokers. For the year, the federal funds rate target declined from
5.25% to 2.25%.

TREASURY BONDS RULED ROOST

The volatility, credit, and liquidity concerns in the market all favored
Treasury securities over higher-yielding, lower-quality alternatives (see the returns table). Inflation-linked bonds -- particularly Treasury inflation-indexed securities -- performed best because of their combination of high quality and inflation protection. Meanwhile, risky corporate high-yield bonds posted negative returns.

RATES FELL, CURVE STEEPENED

Against this backdrop, Treasury yields declined. The yield on the two-year
Treasury note tumbled from 4.58% to 1.59%, while yields on longer-term notes and bonds fell less. That's because investors worried about the potential long-term inflation effects of Fed rate cuts, high energy and commodity prices, and a weaker dollar. As a result, the yield curve fell and steepened
-- the difference in yield between two- and 10-year Treasury securities increased sharply from seven to 182 basis points (a basis point equals 0.01%).

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2008

TREASURY SECURITIES
3-Month Bill                                 4.81%
2-Year Note                                  9.39%
5-Year Note                                 14.37%
10-Year Note                                14.35%
30-Year Bond                                13.86%

CITIGROUP U.S. BOND MARKET INDICES
High-Yield Market (corporate)               -3.58%
Credit (investment-grade corporate)          4.41%
Mortgage (mortgage-backed)                   7.95%
Broad Investment-Grade (multi-sector)        8.41%
Agency                                      10.37%
Treasury                                    12.24%
Inflation-Linked Securities                 14.64%

------
2

PERFORMANCE
Short Duration

Total Returns as of March 31, 2008
                                               Average Annual
                                                  Returns
                                  1 year      Since Inception    Inception Date

INVESTOR CLASS                     7.17%           6.48%            11/30/06

CITIGROUP
GOVERNMENT/CORPORATE
1- TO 3-YEAR INDEX                 8.26%           7.30%               --

Institutional Class                7.38%           6.69%            11/30/06

A Class
 No sales charge*                  6.91%           6.21%
 With sales charge*                4.50%           4.42%            11/30/06

B Class
 No sales charge*                  6.11%           5.42%
 With sales charge*                2.11%           2.47%            11/30/06

C Class                            6.11%           5.43%            11/30/06

R Class                            6.64%           5.95%            11/30/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from
5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Short Duration

Growth of $10,000 Over Life of Class

$10,000 investment made November 30, 2006

One-Year Returns Over Life of Class
Periods ended March 31
                                                           2007*        2008

Investor Class                                             1.46%        7.17%

Citigroup Government/Corporate 1- to 3-Year Index          1.47%        8.26%

*From 11/30/06, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Short Duration

Lead Portfolio Managers: Jeff Houston, Hando Aguilar, Brian Howell, John
Walsh, Dan Shiffman, Jim Platz, Seth Plunkett, and Mike Difley
Macro Strategy Team Representatives: Dave MacEwen and Bob Gahagan

PERFORMANCE SUMMARY

Short Duration returned 7.17%* for the 12 months ended March 31, 2008. By comparison, the Citigroup Government/Corporate 1- to 3-Year Index and Lipper
Short Investment Grade Debt Funds category average returned 8.26% and 2.17%**, respectively.

The portfolio's absolute return over the last 12 months reflected the performance of the broader market, as short-term, high-quality securities performed very well amid worries about the health of the economy and financial system (see page 2). Short Duration trailed the index because the portfolio's sector weightings more closely reflect the composition of the broad taxable market, which underperformed Treasury and high-quality government bonds.
Nevertheless, the portfolio outperformed its peers thanks to contributions to return from our sector, yield curve, and currency allocations.

SECTOR ALLOCATION WAS KEY

A key factor in explaining the fund's performance was its sector allocation.
Relative to the index, we held fewer Treasury and high-quality government bonds, the best-performing portion of the market for the year. But relative to the peers, we held an underweight position in the corporate sector because of our concern over high valuations and low risk premiums at a time of unfavorable economic fundamentals and market technical factors.

This positioning was a leading contributor to performance, as the 12-month period was the worst on record for corporate bonds relative to Treasuries. In addition, it helped performance compared with the Lipper group to be underweight in high-yield and emerging market debt, which underperformed.
Another sector trade that added value was our decision to overweight Treasury inflation-indexed securities. But we should point out that by the end of the reporting period, corporate bonds were beginning to look more attractive because of their record underperformance, so we added incrementally to our corporate position.

Portfolio at a Glance
                                      As of        As of
                                     3/31/08      3/31/07

Average Duration (effective)        1.6 years    1.8 years
Weighted Average Life               2.8 years    2.5 years

Yields as of March 31, 2008
30-day SEC Yield
Investor Class                              3.87%
Institutional Class                         4.04%
A Class                                     3.53%
B Class                                     2.84%
C Class                                     2.85%
R Class                                     3.34%

*All fund returns referenced in this commentary are for Investor Class shares.
**The Lipper Short Investment Grade Debt Funds average return since the fund's inception was 3.46%.
  Data provided by Lipper Inc. - A Reuters Company. © 2008 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  Lipper Fund Performance - Performance data is total return, and is preliminary and subject to revision.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

------
5

Short Duration

CURVE, CURRENCY TRADES CONTRIBUTED

The portfolio benefited significantly from a yield-curve steepening bias we had in place throughout the year using two- and five-year Treasury futures. We put this trade on in 2007 when the yield curve was "inverted" (an unusual situation where yields on short-term notes exceed those of long-term bonds).
During the period, Fed rate cuts and economic and financial concerns drove two-year yields down more than any other area on the curve.

Finally, our Japanese yen exposure also contributed to relative performance.
We established this position in early 2007 when the yen reached a 41/2-year low to the U.S. dollar. This positioning added value in the reporting period, before we closed it out in the first quarter of 2008 as the economic and valuation fundamentals underpinning the trade became less compelling.

MANAGEMENT CHANGE

In March 2008, Macro Strategy Team Representative Jim Keegan left American
Century Investments to accept an asset management position in his native New
York. We wish him well. Short Duration continues to be actively managed by the investment team shown at the top of page 5, demonstrating a key advantage of our team approach to managing portfolios.

OUTLOOK

"We think the probability of recession is very high," says Macro Strategy Team
Representative Bob Gahagan. "So we expect the Fed to continue cutting interest rates as the economy slows and the unemployment rate rises. But inflation pressures are a growing longer-term concern; as a result, we believe
'stagflation' is a real risk. In that sort of environment, we think it's reasonable to expect short-term rates to decline from current levels, while yields on longer-term notes and bonds remain volatile, particularly as deleveraging continues, risk is re-priced, and inflation fears rise."

"We're likely to overweight short- and intermediate-term bonds," Gahagan continues. "In terms of our sector allocations, we think mortgages represent good value, and expect to maintain our overweight position in inflation-indexed bonds. Finally, we're looking carefully at the relative values between government and corporate bonds for an entry point into select, high-quality corporates that we believe represent compelling values."

Types of Investments in Portfolio
                                                       % of fund       % of fund
                                                      investments     investments
                                                     as of 3/31/08   as of 9/30/07

Collateralized Mortgage Obligations                      46.0%           35.2%
U.S. Treasury Securities                                 21.8%           21.9%
Mortgage-Backed Securities                                6.2%           4.3%
Corporate Bonds                                           4.7%           0.6%
Municipal Securities                                      1.9%            --
Asset-Backed Securities                                   1.8%           1.7%
U.S. Government Agency Securities                         1.4%           6.4%
Sovereign Governments & Agencies                           --            0.6%
Temporary Cash Investments                                5.0%           6.8%
Temporary Cash Investments - Securities Lending
Collateral                                               11.2%           22.5%

------
6

SCHEDULE OF INVESTMENTS
Short Duration

MARCH 31, 2008

Principal Amount                                                             Value

Collateralized Mortgage Obligations(1) -- 52.7%

   $ 300,000  Banc of America Commercial Mortgage Inc., Series
              2000-2, Class B, 7.38%, 9/15/32(2)                         $ 312,520
     150,000  Banc of America Commercial Mortgage Inc., Series
              2002 PB2, Class A3 SEQ, 6.09%, 6/11/35(2)                    151,176
     300,000  Banc of America Commercial Mortgage Inc., Series
              2002 PB2, Class B SEQ, 6.31%, 6/11/35(2)                     312,713
     350,000  Banc of America Commercial Mortgage Inc., Series
              2004-2, Class A3 SEQ, 4.05%, 11/10/38(2)                     341,382
     175,000  Banc of America Mortgage Securities, Inc., Series
              2004 G, Class 2A6, 4.66%, 8/25/34(2)                         178,000
   1,294,297  Bear Stearns Commercial Mortgage Securities Trust
              STRIPS - COUPON, Series 2004 T16, Class X2, VRN,
              0.91%, 4/1/08                                                 30,926
     300,000  Chase Commercial Mortgage Securities Corp., Series
              2000-2, Class C, 7.93%, 7/15/32(2)                           315,879
     677,937  Commercial Mortgage Acceptance Corp. STRIPS -
              COUPON, Series 1998 C2, Class X, VRN, 1.09%, 4/1/08           17,986
     369,549  Countrywide Home Loan Mortgage Pass-Through Trust,
              Series 2003-37, Class 2A2, 4.25%, 9/25/33(2)                 369,641
     339,000  Credit Suisse First Boston Mortgage Securities
              Corp., Series 2000 C1, Class B, VRN, 7.80%,
              4/11/08(2)                                                   356,302
     187,054  Credit Suisse First Boston Mortgage Securities
              Corp., Series 2003 AR28, Class 2A1, 4.41%,
              12/25/33(2)                                                  187,812
     147,866  FHLMC, Series 2522, Class XA SEQ, 5.00%, 8/15/16(2)          150,288
      80,280  FHLMC, Series 2632, Class TE, 2.50%, 6/15/22                  80,143
     133,115  FHLMC, Series 2750, Class WD SEQ, 4.50%, 9/15/15(2)          134,116
     118,555  FHLMC, Series 2763, Class PB, 4.50%, 6/15/14(2)              119,139
     250,000  FNMA, Series 2003-54, Class TC, 4.50%, 5/25/15(2)            252,390

Principal Amount                                                             Value

   $ 123,183  FNMA, Series 2004-9, Class YJ, 4.00%, 10/25/13(2)          $ 123,410
     173,842  FNMA, Series 2005-47, Class AN SEQ, 5.00%,
              12/25/16(2)                                                  177,534
     241,654  FNMA, Series 2006-4, Class A SEQ, 6.00%, 11/25/22(2)         246,983
     297,850  GMAC Commercial Mortgage Securities, Inc., Series
              2005 C1, Class A2 SEQ, 4.47%, 5/10/43(2)                     294,151
     305,247  GNMA, Series 2003-51, Class KA, 3.50%, 10/20/28              303,073
     112,036  J.P. Morgan Mortgage Trust, Series 2004 A2, Class
              1A1, 3.81%, 5/25/34(2)                                       114,085
     176,543  J.P. Morgan Mortgage Trust, Series 2004 A4, Class
              2A2, 4.61%, 9/25/34(2)                                       167,170
     392,000  LB-UBS Commercial Mortgage Trust, Series 2004 C4,
              Class A2, 4.57%, 6/15/29(2)                                  390,079
     320,150  LB-UBS Commercial Mortgage Trust, Series 2005 C2,
              Class A2 SEQ, 4.82%, 4/15/30(2)                              318,098
     250,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3,
              Class A3 SEQ, 4.65%, 7/30/30(2)                              242,880
      37,794  Lehman Brothers Commercial Conduit Mortgage Trust,
              Series 1998 C1, Class C, 6.68%, 2/18/30                       37,695
     380,000  Lehman Brothers Commercial Conduit Mortgage Trust,
              Series 1999 C1, Class B, 6.93%, 6/15/31(2)                   386,251
     250,000  Merrill Lynch Mortgage Trust STRIPS - COUPON,
              Series 2006 C1, Class A2, VRN, 5.80%, 4/1/08(2)              249,347
     186,871  Morgan Stanley Capital I, Series 2004 HQ3, Class A2
              SEQ, 4.05%, 1/13/41(2)                                       183,720
      91,843  Washington Mutual Mortgage Pass-Through
              Certificates, Series 2003 AR9, Class 1A4, 3.70%,
              4/15/08                                                       91,908
     245,000  Washington Mutual Mortgage Pass-Through
              Certificates, Series 2004 AR4, Class A6, 3.81%,
              6/25/34(2)                                                   244,768
     195,000  Washington Mutual Mortgage Pass-Through
              Certificates, Series 2004 AR9, Class A7, VRN,
              4.14%, 4/1/08(2)                                             193,635

------
7

Short Duration

Principal Amount                                                             Value

   $ 475,000  Washington Mutual Mortgage Pass-Through
              Certificates, Series 2005 AR4, Class A3, 4.59%,
              4/25/35(2)                                                 $ 476,702
     200,000  Washington Mutual Mortgage Pass-Through
              Certificates, Series 2005 AR4, Class A4B, 4.68%,
              4/25/35(2)                                                   200,945
     175,889  Wells Fargo Mortgage Backed Securities Trust,
              Series 2004 EE, Class 3A1, 3.99%, 12/25/34                   170,887
     140,912  Wells Fargo Mortgage Backed Securities Trust,
              Series 2007-11, Class A19 SEQ, 6.00%, 8/25/37                139,724
                                                                      ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $8,005,261)                                                        8,063,458
                                                                      ------------

U.S. Treasury Securities -- 24.9%

     639,710  U.S. Treasury Inflation Indexed Notes, 3.00%,
              7/15/12(2)                                                   716,882
     228,438  U.S. Treasury Inflation Indexed Notes, 2.00%,
              1/15/14(2)(3)                                                247,249
     496,389  U.S. Treasury Inflation Indexed Notes, 2.50%,
              7/15/16(2)(3)                                                558,477
     700,000  U.S. Treasury Notes, 4.75%, 2/15/10(2)(3)                    741,126
     700,000  U.S. Treasury Notes, 1.75%, 3/31/10(2)                       702,078
     800,000  U.S. Treasury Notes, 4.125%, 8/15/10(2)(3)                   847,188
                                                                      ------------
TOTAL U.S. TREASURY SECURITIES
(Cost $3,770,634)                                                        3,813,000
                                                                      ------------

U.S. Government Agency Mortgage-Backed Securities(1) -- 7.1%

     345,370  FHLMC, 5.00%, 10/1/10(2)                                     355,078
     246,725  FHLMC, 5.50%, 12/1/36                                        249,480
     371,184  FNMA, 5.00%, 7/1/20(2)                                       375,569
     100,001  FNMA, 5.50%, 7/1/36                                          101,086
                                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $1,060,884)                                                        1,081,213
                                                                      ------------

Corporate Bonds -- 5.4%

AUTOMOBILES -- 0.7%
     100,000  DaimlerChrysler N.A. Holding Corp., 5.875%,
              3/15/11(2)                                                   102,401
                                                                      ------------
BEVERAGES -- 0.7%
     100,000  PepsiCo, Inc., 4.65%, 2/15/13                                103,660
                                                                      ------------
CHEMICALS -- 0.7%
     100,000  du Pont (E.I.) de Nemours & Co., 5.00%, 1/15/13(2)           104,280
                                                                      ------------

Principal Amount                                                             Value

DIVERSIFIED FINANCIAL SERVICES -- 0.7%
   $ 100,000  Pricoa Global Funding I, 5.40%, 10/18/12 (Acquired
              10/11/07, Cost $99,801)(4)                                 $ 105,800
                                                                      ------------
FOOD PRODUCTS -- 1.6%
     100,000  General Mills, Inc., 5.65%, 9/10/12(2)                       104,146
     150,000  Kellogg Co., 6.60%, 4/1/11(2)                                161,935
                                                                      ------------
                                                                           266,081
                                                                      ------------
SPECIALTY RETAIL -- 1.0%
     150,000  Home Depot, Inc. (The), 4.625%, 8/15/10(2)                   150,350
                                                                      ------------
TOTAL CORPORATE BONDS
(Cost $803,938)                                                            832,572
                                                                      ------------

Municipal Securities -- 2.1%

     150,000  California Department of Water Resources Power
              Supply Rev., Series 2002 A, 5.125%, 5/1/12,
              Prerefunded at 101% of Par(5)                                164,776
     150,000  City of Lincoln Electric System Rev., 5.25%,
              9/1/11, Prerefunded at 100% of Par(5)                        163,076
                                                                      ------------
TOTAL MUNICIPAL SECURITIES
(Cost $327,319)                                                            327,852
                                                                      ------------

Asset-Backed Securities(1) -- 2.1%

     170,000  Detroit Edison Securitization Funding LLC, Series
              2001-1, Class A4 SEQ, 6.19%, 3/1/13(2)                       178,195
     141,237  FHLMC, Series T7, Class A5 SEQ, 7.27%, 8/25/28               143,058
                                                                      ------------
TOTAL ASSET-BACKED SECURITIES
(Cost $313,965)                                                            321,253
                                                                      ------------

U.S. Government Agency Securities -- 1.6%

     250,000  FNMA, 2.50%, 4/9/10(3)
(Cost $249,417)                                                            251,217
                                                                      ------------

Temporary Cash Investments -- 5.7%

Repurchase Agreement, Deutsche Bank Securities, Inc.,
(collateralized by various U.S. Treasury obligations, 2.375%,
4/15/11, valued at $776,951), in a joint trading account at
1.35%, dated 3/31/08, due 4/1/08 (Delivery value $762,029)(2)              762,000

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Treasury obligations, 7.875%, 2/15/21, valued at
$116,623), in a joint trading account at 1.30%, dated 3/31/08,
due 4/1/08 (Delivery value $114,004)(2)                                    114,000
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $876,000)                                                            876,000
                                                                      ------------

------
8

Short Duration                                                               Value

Temporary Cash Investments - Securities
Lending Collateral(6) -- 12.8%

Repurchase Agreement, Barclays Bank plc, (collateralized by
various U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08, due 4/1/08 (Delivery
value $509,115)                                                          $ 509,082

Repurchase Agreement, BNP Paribas, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08, due 4/1/08 (Delivery value
$485,001)                                                                  484,970

Repurchase Agreement, Deutsche Bank AG, (collateralized by
various U.S. Government Agency obligations in a pooled account at the lending agent), 2.25%, dated 3/31/08, due 4/1/08 (Delivery
value $483,030)                                                            483,000

                                                                             Value

Repurchase Agreement, Goldman Sachs Group, Inc. (The),
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.15%, dated 3/31/08, due
4/1/08 (Delivery value $488,133)                                         $ 488,104
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES
LENDING COLLATERAL
(Cost $1,965,156)                                                        1,965,156
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 114.4%
(Cost $17,372,574)                                                      17,531,721
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (14.4)%                                (2,212,486)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $ 15,319,235
                                                                      ============

Futures Contracts
                            Expiration        Underlying Face         Unrealized
  Contracts Purchased          Date           Amount at Value        Gain (Loss)

42     U.S. Treasury
       2-Year Notes         June 2008            $9,015,563            $66,248
                                                ============         ============

                           Expiration         Underlying Face         Unrealized
     Contracts Sold           Date            Amount at Value        Gain (Loss)

25     U.S. Treasury
       10-Year Notes        June 2008           $2,973,828            $(69,255)
                                               ============         =============

Swap Agreements

Notional                                                              Unrealized
Amount        Description of Agreement             Expiration Date   Gain (Loss)

CREDIT DEFAULT

    $450,000  Pay semiannually a fixed rate           June 2012        $15,717
              equal to 1.25% multiplied by the
              notional amount and receive from
              Barclays Bank plc upon each
              default event of one of the issues
              of Dow Jones CDX Emerging Markets
              7, par value of the proportional
              notional amount.
     130,000  Pay quarterly a fixed rate equal      December 2012       5,456
              to 0.70% multiplied by the
              notional amount and receive from
              Morgan Stanley Capital Services,
              Inc. upon each default event of
              Citigroup Inc., par value of the
              proportional notional amount of
              Citigroup Inc., 6.50%, 1/18/11.
      60,000  Pay quarterly a fixed rate equal      December 2012       2,844
              to 0.73% multiplied by the
              notional amount and receive from
              Barclays Bank plc upon each
              default event of American
              International Group, Inc., par
              value of the proportional notional
              amount of American International
              Group, Inc., 4.25%, 5/15/13.
     200,000  Pay quarterly a fixed rate equal     September 2017       13,728
              to 0.69% multiplied by the
              notional amount and receive from
              Barclays Bank plc upon each
              default event of JPMorgan Chase &
              Co., par value of the proportional
              notional amount of JPMorgan Chase
              & Co., 6.75%, 2/1/11.
                                                                     ------------
                                                                       $37,745
                                                                     ============

------
9

Short Duration

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

LB-UBS = Lehman Brothers Inc. -- UBS AG

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2008.

(1) Final maturity indicated, unless otherwise noted.

(2) Security, or a portion thereof, has been segregated for futures contracts and/or swap agreements.

(3) Security, or a portion thereof, was on loan as of March 31, 2008.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2008 was $105,800, which represented 0.7% of total net assets.

(5) Escrowed to maturity in U.S. government securities or state and local government securities.

(6) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
10

PERFORMANCE
Core Plus

Total Returns as of March 31, 2008
                                                 Average Annual
                                                    Returns
                                     1 year     Since Inception    Inception Date

INVESTOR CLASS                        9.88%          8.16%            11/30/06

CITIGROUP US BROAD
INVESTMENT-GRADE BOND INDEX           8.41%          6.96%               --

Institutional Class                  10.10%          8.37%            11/30/06

A Class
 No sales charge*                     9.61%          7.89%
 With sales charge*                   4.67%          4.24%            11/30/06

B Class
 No sales charge*                     8.80%          7.09%
 With sales charge*                   4.80%          4.15%            11/30/06

C Class                               8.80%          7.09%            11/30/06

R Class                               9.34%          7.62%            11/30/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from
5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

Core Plus

Growth of $10,000 Over Life of Class

$10,000 investment made November 30, 2006

One-Year Returns Over Life of Class
Periods ended March 31
                                                          2007*          2008

Investor Class                                            1.04%          9.88%

Citigroup US Broad Investment-Grade Bond Index            0.89%          8.41%

*From 11/30/06, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
12

PORTFOLIO COMMENTARY
Core Plus

Lead Portfolio Managers: Jeff Houston, Hando Aguilar, Brian Howell, John
Walsh, Dan Shiffman, Jim Platz, Seth Plunkett, and Mike Difley
Macro Strategy Team Representatives: Dave MacEwen and Bob Gahagan

PERFORMANCE SUMMARY

Core Plus returned 9.88%* for the 12 months ended March 31, 2008. By comparison, the Citigroup US Broad Investment-Grade (BIG) Bond Index and
Lipper Intermediate Investment Grade Debt Funds category average returned
8.41% and 3.73%**, respectively.

The portfolio's solid absolute return over the last 12 months reflected favorable conditions for high-quality bonds (see page 2). The fund also outperformed its benchmark thanks to contributions from our sector, yield curve, and currency positions.

SECTOR SELECTION HELPED

Our concern over high valuations and low risk premiums for corporate securities was a key factor in fund positioning for the period, given the economic fundamentals and market technical factors that included deleveraging and re-pricing of risk assets. This view led us to hold an underweight position in the corporate sector relative to the Citigroup BIG Index. This trade was a leading contributor to performance, as the 12-month period was the worst on record for corporate bonds relative to Treasuries. It was also beneficial that we had an underweight position in the hardest-hit financial bonds and essentially no exposure to subprime debt. In addition, it helped performance compared with the Lipper group to be underweight in high-yield and emerging market debt, which underperformed. Our decision to overweight
Treasury inflation-indexed securities also added value.

By the end of the reporting period, corporate bond valuations were beginning to look more attractive, so we added incrementally to our corporate position.
Similarly, we bought some very high-quality mortgage-backed and municipal bonds because their yields were at such historically attractive levels compared with Treasuries. Indeed, we were able to add some pre-refunded municipals (backed by Treasury bonds) offering yields higher than Treasuries.

Portfolio at a Glance
                                                      As of
                                    As of 3/31/08    3/31/07

Average Duration (effective)          4.6 years     4.6 years
Weighted Average Life                 5.6 years     6.7 years

Yields as of March 31, 2008
30-day SEC Yield
Investor Class                                4.19%
Institutional Class                           4.39%
A Class                                       3.77%
B Class                                       3.20%
C Class                                       3.19%
R Class                                       3.69%

*All fund returns referenced in this commentary are for Investor Class shares.
**The Lipper Intermediate Investment Grade Debt Funds average return since the fund's inception was 4.90%.
  Data provided by Lipper Inc. - A Reuters Company. © 2008 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  Lipper Fund Performance - Performance data is total return, and is preliminary and subject to revision.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

------
13

Core Plus

CURVE, CURRENCY TRADES CONTRIBUTED

The portfolio benefited significantly from a yield-curve steepening bias we had in place throughout the year using two- and 10-year Treasury futures. We put this trade on in 2007 when the yield curve was "inverted" (an unusual situation where yields on short-term notes exceed those of long-term bonds).
During the period, Fed rate cuts and economic and financial concerns drove short-term yields down dramatically, while long-term yields didn't fall nearly as much because of inflation concerns.

Finally, our Japanese yen exposure also contributed to relative performance.
We established this position in early 2007 when the yen reached a 41/2-year low to the U.S. dollar. This positioning added value in the reporting period, before we closed it out in the first quarter of 2008 as the economic and valuation fundamentals underpinning the trade became less compelling.

MANAGEMENT CHANGE

In March 2008, Macro Strategy Team Representative Jim Keegan left American
Century Investments to accept an asset management position in his native New
York. We wish him well. Core Plus continues to be actively managed by the investment team shown at the top of page 13, demonstrating a key advantage of our team approach to managing portfolios.

OUTLOOK

"We think the probability of recession is very high," says Macro Strategy Team
Representative Bob Gahagan. "So we expect the Fed to continue cutting interest rates as the economy slows and the unemployment rate rises. But inflation pressures are a growing longer-term concern; as a result, we believe
'stagflation' is a real risk. In that sort of environment, we think it's reasonable to expect short-term rates to decline from current levels, while yields on longer-term notes and bonds remain volatile, particularly as deleveraging continues, risk is re-priced, and inflation fears rise."

"We're likely to overweight short- and intermediate-term bonds," Gahagan continues. "In terms of our sector allocations, we think mortgages represent good value, and expect to maintain our overweight position in inflation-indexed bonds. Finally, we're looking carefully at the relative values between government and corporate bonds for an entry point into select, high-quality corporates that we believe represent compelling values."

Types of Investments in Portfolio
                                            % of fund        % of fund
                                           investments      investments
                                          as of 3/31/08    as of 9/30/07

Collateralized Mortgage Obligations           27.4%            31.5%
Mortgage-Backed Securities                    21.8%            29.6%
Corporate Bonds                               14.6%            13.5%
U.S. Treasury Securities                       7.2%             5.1%
U.S. Government Agency Securities              6.9%             5.4%
Municipal Securities                           4.0%              --
Asset-Backed Securities                        1.5%             1.9%
Sovereign Governments & Agencies                --              3.4%
Temporary Cash Investments                     5.7%             1.5%
Temporary Cash Investments - Securities
Lending Collateral                            10.9%             8.1%

Portfolio Composition by Credit Rating
                                            % of fund        % of fund
                                           investments      investments
                                          as of 3/31/08    as of 9/30/07

AAA                                            82%              85%
AA                                              3%               4%
A                                               8%               4%
BBB                                             6%               6%
BB                                              1%               1%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

------
14

SCHEDULE OF INVESTMENTS
Core Plus

MARCH 31, 2008

Principal Amount                                                             Value

Collateralized Mortgage Obligations(1) -- 33.3%

   $ 231,075  Banc of America Alternative Loan Trust, Series
              2007-2, Class 2A4, 5.75%, 6/25/37(2)                       $ 220,839
     750,000  Banc of America Commercial Mortgage Inc., Series
              2000-2, Class B, 7.38%, 9/15/32(2)                           781,298
     150,000  Banc of America Commercial Mortgage Inc., Series
              2002 PB2, Class A3 SEQ, 6.09%, 6/11/35(2)                    151,176
     750,000  Banc of America Commercial Mortgage Inc., Series
              2002 PB2, Class B SEQ, 6.31%, 6/11/35(2)                     781,782
   1,025,000  Banc of America Commercial Mortgage Inc., Series
              2004-2, Class A3 SEQ, 4.05%, 11/10/38(2)                     999,761
     200,000  Banc of America Mortgage Securities, Inc., Series
              2004 G, Class 2A6, 4.66%, 8/25/34(2)                         203,428
   1,294,297  Bear Stearns Commercial Mortgage Securities Trust
              STRIPS - COUPON, Series 2004 T16, Class X2, VRN,
              0.91%, 4/1/08                                                 30,926
     425,000  Chase Commercial Mortgage Securities Corp., Series
              2000-2, Class C, 7.93%, 7/15/32(2)                           447,495
     677,937  Commercial Mortgage Acceptance Corp. STRIPS -
              COUPON, Series 1998 C2, Class X, VRN, 1.09%, 4/1/08           17,986
     684,350  Countrywide Home Loan Mortgage Pass-Through Trust,
              Series 2003-37, Class 2A2, 4.25%, 9/25/33(2)                 684,520
     469,287  Countrywide Home Loan Mortgage Pass-Through Trust,
              Series 2007-16, Class A1, 6.50%, 10/25/37(2)                 463,295
     500,000  Credit Suisse First Boston Mortgage Securities
              Corp., Series 2000 C1, Class B, VRN, 7.80%,
              4/11/08(2)                                                   525,520
     267,221  Credit Suisse First Boston Mortgage Securities
              Corp., Series 2003 AR28, Class 2A1, 4.41%,
              12/25/33(2)                                                  268,302
     369,664  FHLMC, Series 2522, Class XA SEQ, 5.00%, 8/15/16(2)          375,719
      94,290  FHLMC, Series 2613, Class HB SEQ, 4.50%, 10/15/13(2)          94,532

Principal Amount                                                             Value

   $ 200,699  FHLMC, Series 2632, Class TE, 2.50%, 6/15/22(2)            $ 200,357
     200,000  FHLMC, Series 3203, Class VN SEQ, 5.00%, 6/15/22(2)          192,928
     101,525  FNMA, Series 2003-52, Class KF SEQ, VRN, 3.01%,
              4/25/08, resets monthly off the 1-month LIBOR plus
              0.40% with a cap of 7.50%(2)                                 100,883
     250,000  FNMA, Series 2003-54, Class TC, 4.50%, 5/25/15(2)            252,390
     123,183  FNMA, Series 2004-9, Class YJ, 4.00%, 10/25/13(2)            123,410
     434,605  FNMA, Series 2005-47, Class AN SEQ, 5.00%,
              12/25/16(2)                                                  443,836
     144,055  FNMA, Series 2005-63, Class HA SEQ, 5.00%,
              4/25/23(2)                                                   147,937
     164,698  Greenwich Capital Commercial Funding Corp., Series
              2006 FL4A, Class A1, VRN, 3.18%, 4/7/08, resets
              monthly off the 1-month LIBOR plus 0.09% with no
              caps (Acquired 12/14/06, Cost $164,698)(2)(3)                154,206
     265,986  J.P. Morgan Mortgage Trust, Series 2004 A2, Class
              1A1, 3.81%, 5/25/34(2)                                       270,849
     467,870  LB-UBS Commercial Mortgage Trust, Series 2003 C5,
              Class A2 SEQ, 3.48%, 7/15/27(2)                              465,550
     500,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3,
              Class A3 SEQ, 4.65%, 7/30/30(2)                              485,759
      94,486  Lehman Brothers Commercial Conduit Mortgage Trust,
              Series 1998 C1, Class C, 6.68%, 2/18/30                       94,239
     211,000  Lehman Brothers Commercial Conduit Mortgage Trust,
              Series 1999 C1, Class B, 6.93%, 6/15/31(2)                   214,472
     300,000  Wachovia Bank Commercial Mortgage Trust, Series
              2006 C23, Class A4, 5.42%, 1/15/45(2)                        296,989
     300,000  Washington Mutual Mortgage Pass-Through
              Certificates, Series 2004 AR4, Class A6, 3.81%,
              6/25/34(2)                                                   299,715
     450,000  Washington Mutual Mortgage Pass-Through
              Certificates, Series 2005 AR4, Class A3, 4.59%,
              4/25/35(2)                                                   451,613

------
15

Core Plus

Principal Amount                                                             Value

   $ 250,000  Washington Mutual Mortgage Pass-Through
              Certificates, Series 2005 AR4, Class A4B, 4.68%,
              4/25/35(2)                                                 $ 251,181
     234,854  Wells Fargo Mortgage Backed Securities Trust,
              Series 2007-11, Class A19 SEQ, 6.00%, 8/25/37(2)             232,874
                                                                      ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $10,651,315)                                                      10,725,767
                                                                      ------------

U.S. Government Agency
Mortgage-Backed Securities(1) -- 26.5%

     863,426  FHLMC, 5.00%, 10/1/10(2)                                     887,712
     394,872  FHLMC, 4.50%, 6/1/21(2)                                      393,398
      27,327  FHLMC, 6.50%, 7/1/47                                          28,092
   2,115,000  FNMA, 6.00%, settlement date 4/14/08(4)                    2,166,884
     657,000  FNMA, 6.50%, settlement date 4/14/08(4)                      680,508
     804,214  FNMA, 5.00%, 7/1/20(2)                                       813,715
     439,529  FNMA, 5.00%, 11/1/33(2)                                      436,313
     868,181  FNMA, 5.00%, 8/1/34(2)                                       861,319
     464,592  FNMA, 5.00%, 8/1/35(2)                                       460,581
     501,483  FNMA, 4.50%, 9/1/35(2)                                       484,123
     623,000  FNMA, 5.50%, 7/1/36                                          629,763
     351,693  FNMA, 6.50%, 8/1/37(2)                                       361,388
      13,295  FNMA, 6.50%, 6/1/47                                           13,595
      35,016  FNMA, 6.50%, 8/1/47                                           35,804
      47,366  FNMA, 6.50%, 8/1/47                                           48,520
      43,638  FNMA, 6.50%, 9/1/47                                           44,620
       5,791  FNMA, 6.50%, 9/1/47                                            5,921
      55,137  FNMA, 6.50%, 9/1/47                                           56,378
      42,509  FNMA, 6.50%, 9/1/47                                           43,465
      76,795  FNMA, 6.50%, 9/1/47(2)                                        78,523
                                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $8,372,189)                                                        8,530,622
                                                                      ------------

Corporate Bonds -- 17.7%

AEROSPACE & DEFENSE -- 0.6%
      30,000  Honeywell International Inc., 5.30%, 3/15/17                  30,937
      30,000  Honeywell International Inc., 5.30%, 3/1/18                   30,825
      30,000  Lockheed Martin Corp., 6.15%, 9/1/36                          31,089
      95,000  United Technologies Corp., 6.05%, 6/1/36(2)                   98,469
                                                                      ------------
                                                                           191,320
                                                                      ------------

Principal Amount                                                             Value

AUTOMOBILES -- 0.1%
    $ 30,000  DaimlerChrysler N.A. Holding Corp., 6.50%, 11/15/13         $ 31,665
                                                                      ------------
BEVERAGES -- 0.6%
      60,000  Coca-Cola Co. (The), 5.35%, 11/15/17(2)                       62,773
      85,000  Miller Brewing Co., 4.25%, 8/15/08 (Acquired
              12/4/06, Cost $83,900)(3)                                     85,351
      30,000  PepsiCo, Inc., 4.65%, 2/15/13                                 31,098
                                                                      ------------
                                                                           179,222
                                                                      ------------
CAPITAL MARKETS -- 0.8%
     130,000  Goldman Sachs Group, Inc. (The), 6.15%, 4/1/18               130,143
     125,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10(2)                  124,745
                                                                      ------------
                                                                           254,888
                                                                      ------------
CHEMICALS -- 0.4%
      40,000  Air Products and Chemicals, Inc., 4.15%, 2/1/13               40,111
      50,000  du Pont (E.I.) de Nemours & Co., 5.00%, 1/15/13               52,140
      20,000  Rohm and Haas Co., 5.60%, 3/15/13                             20,648
                                                                      ------------
                                                                           112,899
                                                                      ------------
COMMERCIAL BANKS -- 0.4%
      90,000  PNC Bank N.A., 4.875%, 9/21/17                                80,959
      30,000  PNC Bank N.A., 6.00%, 12/7/17                                 28,969
      30,000  Wells Fargo & Co., 4.375%, 1/31/13                            29,891
                                                                      ------------
                                                                           139,819
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.1%
      20,000  Pitney Bowes, Inc., 5.75%, 9/15/17                            20,401
                                                                      ------------
COMPUTERS & PERIPHERALS -- 0.2%
      60,000  Hewlett-Packard Co., 4.50%, 3/1/13                            60,963
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 1.7%
     170,000  Bank of America Corp., 4.375%, 12/1/10(2)                    173,197
      60,000  Bank of America N.A., 5.30%, 3/15/17                          59,742
      75,000  Bank of America N.A., 6.00%, 10/15/36(2)                      71,987
     100,000  Citigroup Inc., 5.00%, 9/15/14(2)                             94,394
      50,000  General Electric Capital Corp., 5.625%, 9/15/17               51,294

------
16

Core Plus

Principal Amount                                                             Value

    $ 20,000  John Deere Capital Corp., 4.50%, 4/3/13                     $ 19,967
      60,000  John Deere Capital Corp., 5.50%, 4/13/17                      61,729
      50,000  Pricoa Global Funding I, 5.40%, 10/18/12 (Acquired
              10/11/07, Cost $49,901)(3)                                    52,900
                                                                      ------------
                                                                           585,210
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.9%
      70,000  AT&T Inc., 6.80%, 5/15/36(2)                                  72,174
      20,000  Qwest Corp., 7.875%, 9/1/11                                   20,050
      80,000  Qwest Corp., 7.50%, 10/1/14                                   78,400
      30,000  Telefonica Emisiones SAU, 7.05%, 6/20/36                      31,473
      30,000  Verizon Communications Inc., 5.55%, 2/15/16                   29,903
      30,000  Verizon Communications Inc., 5.50%, 2/15/18                   29,285
      40,000  Verizon Communications Inc., 6.40%, 2/15/38                   39,080
                                                                      ------------
                                                                           300,365
                                                                      ------------
ELECTRIC UTILITIES -- 0.5%
      60,000  Cleveland Electric Illuminating Co. (The), 5.70%,
              4/1/17                                                        58,357
      20,000  Florida Power Corp., 6.35%, 9/15/37                           20,859
      70,000  Southern California Edison Co., 5.625%, 2/1/36                67,322
                                                                      ------------
                                                                           146,538
                                                                      ------------
ELECTRICAL EQUIPMENT -- 0.2%
      50,000  Rockwell Automation, Inc., 6.25%, 12/1/37                     51,471
                                                                      ------------
FOOD & STAPLES RETAILING -- 0.9%
      30,000  CVS Caremark Corp., 5.75%, 6/1/17                             30,542
      70,000  Kroger Co. (The), 5.00%, 4/15/13(5)                           70,496
      50,000  SYSCO Corp., 4.20%, 2/12/13                                   50,800
      95,000  Wal-Mart Stores, Inc., 5.875%, 4/5/27(5)                      94,678
      30,000  Wal-Mart Stores, Inc., 6.50%, 8/15/37                         31,606
                                                                      ------------
                                                                           278,122
                                                                      ------------
FOOD PRODUCTS -- 0.6%
      30,000  Cargill Inc., 5.20%, 1/22/13 (Acquired 1/16/08,
              Cost $29,975)(3)                                              30,308
      60,000  General Mills, Inc., 5.65%, 9/10/12                           62,489
      20,000  Kellogg Co., 6.60%, 4/1/11                                    21,591

Principal Amount                                                             Value

    $ 50,000  Kellogg Co., 5.125%, 12/3/12                                $ 51,778
      40,000  Kraft Foods Inc., 6.00%, 2/11/13                              41,415
                                                                      ------------
                                                                           207,581
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.2%
      50,000  Baxter International Inc., 5.90%, 9/1/16                      52,899
      20,000  Baxter International Inc., 6.25%, 12/1/37                     20,532
                                                                      ------------
                                                                            73,431
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 0.4%
      60,000  McDonald's Corp., 5.35%, 3/1/18                               60,895
      20,000  McDonald's Corp., 6.30%, 10/15/37                             20,614
      50,000  Yum! Brands, Inc., 6.875%, 11/15/37                           47,984
                                                                      ------------
                                                                           129,493
                                                                      ------------
HOUSEHOLD PRODUCTS -- 0.2%
      20,000  Kimberly-Clark Corp., 6.125%, 8/1/17                          21,667
      30,000  Procter & Gamble Co. (The), 5.55%, 3/5/37                     30,063
                                                                      ------------
                                                                            51,730
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 0.9%
     250,000  General Electric Co., 5.00%, 2/1/13(2)                       259,343
      20,000  General Electric Co., 5.25%, 12/6/17                          20,025
                                                                      ------------
                                                                           279,368
                                                                      ------------
INSURANCE -- 0.6%
      60,000  Hartford Financial Services Group Inc. (The),
              5.375%, 3/15/17                                               58,286
      30,000  Hartford Financial Services Group Inc. (The),
              6.30%, 3/15/18(5)                                             30,134
      40,000  Lincoln National Corp., 6.30%, 10/9/37                        36,272
      50,000  Prudential Financial, Inc., 6.00%, 12/1/17                    50,524
      20,000  Travelers Companies, Inc. (The), 6.25%, 6/15/37               18,597
                                                                      ------------
                                                                           193,813
                                                                      ------------
IT SERVICES -- 0.4%
      60,000  Computer Sciences Corp., 5.50%, 3/15/13 (Acquired
              2/27/08, Cost $59,702)(3)                                     60,292
      60,000  International Business Machines Corp., 5.70%,
              9/14/17                                                       63,014
                                                                      ------------
                                                                           123,306
                                                                      ------------

------
17

Core Plus

Principal Amount                                                             Value

MACHINERY -- 0.7%
    $ 20,000  Atlas Copco AB, 5.60%, 5/22/17 (Acquired 5/15/07,
              Cost $19,991)(3)                                            $ 19,998
      20,000  Caterpillar Financial Services Corp., 4.85%, 12/7/12          20,484
     130,000  Caterpillar Financial Services Corp., 5.45%,
              4/15/18(2)                                                   132,607
      50,000  SPX Corp., 7.625%, 12/15/14 (Acquired 12/10/07,
              Cost $50,000)(3)(5)                                           51,563
                                                                      ------------
                                                                           224,652
                                                                      ------------
MEDIA -- 0.9%
     100,000  Comcast Corp., 5.90%, 3/15/16(2)                              99,371
      70,000  Rogers Cable Inc., 6.25%, 6/15/13                             73,198
      60,000  Time Warner Cable Inc., 5.40%, 7/2/12                         59,029
      50,000  Time Warner Inc., 5.50%, 11/15/11                             49,701
                                                                      ------------
                                                                           281,299
                                                                      ------------
METALS & MINING -- 0.3%
      50,000  Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/15           52,875
      50,000  Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17          53,188
                                                                      ------------
                                                                           106,063
                                                                      ------------
MULTI-UTILITIES -- 0.8%
      20,000  CenterPoint Energy Resources Corp., 6.125%, 11/1/17           20,471
      40,000  CenterPoint Energy Resources Corp., 6.25%, 2/1/37             37,441
      90,000  Consolidated Edison Co. of New York, Inc., Series
              2006 C, 5.50%, 9/15/16(2)                                     92,754
      50,000  NSTAR Electric Co., 5.625%, 11/15/17                          52,555
      20,000  Pacific Gas and Electric Co., 5.80%, 3/1/37                   18,991
      20,000  Pacific Gas and Electric Co., 6.35%, 2/15/38                  20,333
                                                                      ------------
                                                                           242,545
                                                                      ------------
MULTILINE RETAIL -- 0.3%
      20,000  Federated Retail Holdings, Inc., 5.35%, 3/15/12               19,080
      20,000  Kohl's Corp., 6.875%, 12/15/37                                17,750
      60,000  Macy's Retail Holdings, Inc., 5.875%, 1/15/13                 57,794
                                                                      ------------
                                                                            94,624
                                                                      ------------

Principal Amount                                                             Value

OIL, GAS & CONSUMABLE FUELS -- 1.6%
    $ 20,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17             $ 20,268
      20,000  Canadian Natural Resources Ltd., 6.75%, 2/1/39(5)             20,482
      50,000  Enbridge Energy Partners, L.P., 6.50%, 4/15/18
              (Acquired 3/31/08, Cost $49,733)(3)                           49,733
     160,000  Enterprise Products Operating L.P., 4.95%, 6/1/10(2)         163,403
      30,000  Enterprise Products Operating L.P., 6.30%, 9/15/17            30,221
      40,000  Nexen Inc., 6.40%, 5/15/37                                    38,438
     150,000  Premcor Refining Group Inc. (The), 6.125%, 5/1/11(2)         158,910
      30,000  Tesoro Corp., 6.25%, 11/1/12                                  28,425
      30,000  Tesoro Corp., 6.50%, 6/1/17                                   27,000
      10,000  TransCanada PipeLines Ltd., 6.20%, 10/15/37                    9,677
                                                                      ------------
                                                                           546,557
                                                                      ------------
PHARMACEUTICALS -- 0.9%
      90,000  Abbott Laboratories, 5.875%, 5/15/16(2)                       96,154
      20,000  Abbott Laboratories, 6.15%, 11/30/37                          20,737
     100,000  AstraZeneca plc, 5.40%, 9/15/12(2)                           105,640
      40,000  AstraZeneca plc, 5.90%, 9/15/17                               42,375
      60,000  Wyeth, 5.95%, 4/1/37                                          58,823
                                                                      ------------
                                                                           323,729
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.3%
      90,000  ProLogis, 5.625%, 11/15/16                                    82,030
                                                                      ------------
ROAD & RAIL -- 0.1%
      30,000  Union Pacific Corp., 5.75%, 11/15/17                          30,452
                                                                      ------------
SOFTWARE -- 0.1%
      40,000  Intuit Inc., 5.75%, 3/15/17                                   38,843
                                                                      ------------
SPECIALTY RETAIL -- 0.8%
     250,000  Home Depot, Inc. (The), 4.625%, 8/15/10(2)                   250,584
      20,000  Lowe's Companies, Inc., 5.60%, 9/15/12                        20,980
                                                                      ------------
                                                                           271,564
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
      50,000  Vodafone Group plc, 5.625%, 2/27/17                           48,718
                                                                      ------------
TOTAL CORPORATE BONDS
(Cost $5,670,793)                                                        5,702,681
                                                                      ------------

------
18

Core Plus

Principal Amount                                                             Value

U.S. Treasury Securities -- 8.8%

    $ 27,000  U.S. Treasury Bonds, 8.125%, 8/15/21(5)                     $ 38,334
   1,281,987  U.S. Treasury Inflation Indexed Bonds, 2.375%,
              1/15/27(2)(5)                                              1,398,268
     100,740  U.S. Treasury Inflation Indexed Bonds, 1.75%,
              1/15/28(2)(5)                                                 99,804
     539,939  U.S. Treasury Inflation Indexed Notes, 3.00%,
              7/15/12(2)(5)                                                605,069
     342,657  U.S. Treasury Inflation Indexed Notes, 2.00%,
              1/15/14(2)(5)                                                370,873
     302,220  U.S. Treasury Inflation Indexed Notes, 1.625%,
              1/15/18(2)(5)                                                316,977
                                                                      ------------
TOTAL U.S. TREASURY SECURITIES
(Cost $2,780,799)                                                        2,829,325
                                                                      ------------

U.S. Government Agency Securities -- 8.4%

     700,000  FHLMC, 2.875%, 4/30/10(2)(5)                                 708,485
     900,000  FHLMC, 5.625%, 3/15/11(2)(5)                                 973,554
   1,000,000  FNMA, 2.50%, 4/9/10(2)(5)                                  1,004,868
                                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $2,664,965)                                                        2,686,907
                                                                      ------------

Municipal Securities -- 4.8%

     300,000  California Department of Water Resources Power
              Supply Rev., Series 2002 A, 5.125%, 5/1/12,
              Prerefunded at 101% of Par(2)(6)                             329,553
     400,000  Clark County School District GO, Series 2004 D,
              (Building Bonds), 5.00%, 12/15/14, Prerefunded at
              100% of Par (MBIA)(2)(6)                                     442,004
     400,000  Clark County School District GO, Series 2005 C,
              (Building Bonds), 5.00%, 12/15/15, Prerefunded at
              100% of Par (FSA)(2)(6)                                      445,512
     300,000  Massachusetts GO, Series 2005 C, 5.00%, 9/1/15,
              Prerefunded at 100% of Par(2)(6)                             333,342
                                                                      ------------
TOTAL MUNICIPAL SECURITIES
(Cost $1,515,955)                                                        1,550,411
                                                                      ------------

Asset-Backed Securities(1) -- 1.9%

     100,000  CNH Equipment Trust, Series 2007 C, Class A3A SEQ,
              5.21%, 12/15/11(2)                                           101,640
     353,092  FHLMC, Series T7, Class A5 SEQ, 7.27%, 8/25/28               357,645

Principal Amount                                                             Value

    $ 99,449  SLM Student Loan Trust, Series 2007-8, Class A1,
              VRN, 3.56%, 4/25/08, resets quarterly off the
              3-month LIBOR plus 0.23% with no caps                       $ 98,101
      41,169  Soundview Home Equity Loan Trust, Series 2006-3,
              Class A1, VRN, 2.64%, 4/25/08, resets monthly off
              the 1-month LIBOR plus 0.04% with no caps                     40,916
                                                                      ------------
TOTAL ASSET-BACKED SECURITIES
(Cost $592,802)                                                            598,302
                                                                      ------------

Temporary Cash Investments -- 6.9%

   2,234,000  FNMA Discount Notes, 1.35%, 4/1/08(2)(7)
(Cost $2,234,000)                                                        2,234,000
                                                                      ------------

Temporary Cash Investments - Securities Lending Collateral(8) -- 13.3%

     150,004  Bancaja US Debt, SAu, VRN, 4.55%, 4/10/08, resets quarterly off the 3-month LIBOR plus 0.05% with no
              caps                                                         149,959
     149,993  BASF AG, VRN, 3.89%, 4/21/08, resets quarterly off
              the 3-month LIBOR minus 0.01% with no caps                   149,887
      99,963  K2 (USA) LLC, VRN, 2.37%, 4/1/08, resets quarterly off the Federal Reserve Prime Loan Rate minus 2.91%
              with no caps                                                  98,124
     149,944  Links Finance LLC, VRN, 2.37%, 4/1/08, resets
              quarterly off the Federal Reserve Prime Loan Rate
              minus 2.91% with no caps                                     146,394
     150,000  Merrill Lynch & Co., Inc., VRN, 2.42%, 4/1/08,
              resets quarterly off the Federal Reserve Prime Loan
              Rate minus 2.83% with no caps                                146,818
     150,165  Nationwide Building Society, VRN, 3.00%, 6/9/08,
              resets quarterly off the 3-month LIBOR plus 0.13%
              with no caps                                                 149,885
     149,932  Tango Finance Corp., VRN, 2.38%, 4/1/08, resets
              quarterly off the Federal Reserve Prime Loan Rate
              minus 2.91% with no caps                                     147,728

------
19

Core Plus                                                                    Value

Repurchase Agreement, Barclays Bank plc, (collateralized by
various U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08, due 4/1/08 (Delivery
value $851,054)                                                          $ 851,000

Repurchase Agreement, BNP Paribas, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08, due 4/1/08 (Delivery value
$825,207)                                                                  825,154

Repurchase Agreement, Deutsche Bank AG, (collateralized by
various U.S. Government Agency obligations in a pooled account at the lending agent), 2.25%, dated 3/31/08, due 4/1/08 (Delivery
value $800,050)                                                            800,000

Repurchase Agreement, Goldman Sachs Group, Inc. (The),
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.15%, dated 3/31/08, due
4/1/08 (Delivery value $805,343)                                           805,295
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES
LENDING COLLATERAL
(Cost $4,281,460)                                                        4,270,244
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 121.6%
(Cost $38,764,278)                                                      39,128,259
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (21.6)%                                (6,961,865)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $ 32,166,394
                                                                      ============

Futures Contracts
                                                Underlying Face       Unrealized
   Contracts Purchased     Expiration Date      Amount at Value      Gain (Loss)

    2  U.S. Long Bond         June 2008            $ 237,594           $ 5,777
   49  U.S. Treasury
       2-Year Notes           June 2008           10,518,156            77,289
   49  U.S. Treasury
       5-Year Notes           June 2008            5,597,485            60,659
                                                 ------------        ------------
                                                  $16,353,235          $143,725
                                                 ============        ============

                                                Underlying Face       Unrealized
     Contracts Sold        Expiration Date      Amount at Value      Gain (Loss)

   27  U.S. Treasury
       10-Year Notes          June 2008           $3,211,734          $(79,825)
                                                 =============       ============

------
20

Core Plus

Swap Agreements

Notional                                           Expiration Date    Unrealized
Amount          Description of Agreement                              Gain (Loss)

CREDIT DEFAULT

     $ 600,000  Pay quarterly a fixed rate equal      June 2012        $ 29,033
                to 0.35% multiplied by the
                notional amount and receive from
                Barclays Bank plc upon each
                default event of one of the
                issues of Dow Jones CDX N.A.
                Investment Grade 8, par value of
                the proportional notional amount.
     1,800,000  Pay semiannually a fixed rate         June 2012         62,872
                equal to 1.25% multiplied by the
                notional amount and receive from
                Barclays Bank plc upon each
                default event of one of the
                issues of Dow Jones CDX Emerging
                Markets 7, par value of the
                proportional notional amount.
       120,000  Pay quarterly a fixed rate equal    December 2012         483
                to 0.40% multiplied by the
                notional amount and receive from
                Bank of America N.A. upon each
                default event of FHLMC, par
                value of the proportional
                notional amount of FHLMC, VRN,
                5.08%, 2/7/11.
       200,000  Pay quarterly a fixed rate equal    December 2012        8,394
                to 0.70% multiplied by the
                notional amount and receive from
                Morgan Stanley Capital Services,
                Inc. upon each default event of
                Citigroup Inc., par value of the
                proportional notional amount of
                Citigroup Inc., 6.50%, 1/18/11.
        60,000  Pay quarterly a fixed rate equal    December 2012        1,337
                to 2.45% multiplied by the
                notional amount and receive from
                Bank of America N.A. upon each
                default event of Toll Brothers,
                Inc., par value of the
                proportional notional amount of
                Toll Brothers Finance Corp.,
                6.875%, 11/15/12.
        60,000  Pay quarterly a fixed rate equal    December 2012         407
                to 2.85% multiplied by the
                notional amount and receive from
                Barclays Bank plc upon each
                default event of Toll Brothers,
                Inc., par value of the
                proportional notional amount of
                Toll Brothers Finance Corp.,
                6.875%, 11/15/12.
        20,000  Pay quarterly a fixed rate equal     March 2013           248
                to 0.70% multiplied by the
                notional amount and receive from
                Barclays Bank plc upon each
                default event of Rohm & Haas
                Company, par value of the
                proportional notional amount of
                Rohm & Haas Company, 7.85%,
                7/15/29.
       250,000  Pay quarterly a fixed rate equal     March 2017          8,168
                to 0.12% multiplied by the
                notional amount and receive from
                Barclays Bank plc upon each
                default event of Pfizer Inc.,
                par value of the proportional
                notional amount of Pfizer Inc.,
                4.65%, 3/1/18.
       400,000  Pay quarterly a fixed rate equal   September 2017       27,452
                to 0.69% multiplied by the
                notional amount and receive from
                Barclays Bank plc upon each
                default event of JPMorgan Chase
                & Co., par value of the
                proportional notional amount of
                JPMorgan Chase & Co., 6.75%,
                2/1/11.
                                                                     ------------
                                                                       $138,394
                                                                     ============

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21

Core Plus

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GO = General Obligation

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

MBIA = MBIA Insurance Corporation

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2008.

(1) Final maturity indicated, unless otherwise noted.

(2) Security, or a portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2008 was $504,351, which represented 1.6% of total net assets.

(4) Forward commitment.

(5) Security, or a portion thereof, was on loan as of March 31, 2008.

(6) Escrowed to maturity in U.S. government securities or state and local government securities.

(7) The rate indicated is the yield to maturity at purchase.

(8) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

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22

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2007 to March 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
23

                    Beginning    Ending
                     Account     Account        Expenses Paid
                      Value      Value         During Period*        Annualized
                     10/1/07      3/31/08     10/1/07 - 3/31/08    Expense Ratio*
Short Duration

ACTUAL

Investor Class        $1,000     $1,044.60          $3.17              0.62%

Institutional
Class                 $1,000     $1,045.70          $2.15              0.42%

A Class               $1,000     $1,043.30          $4.44              0.87%

B Class               $1,000     $1,039.40          $8.26              1.62%

C Class               $1,000     $1,039.40          $8.26              1.62%

R Class               $1,000     $1,042.00          $5.72              1.12%

HYPOTHETICAL

Investor Class        $1,000     $1,021.90          $3.13              0.62%

Institutional
Class                 $1,000     $1,022.90          $2.12              0.42%

A Class               $1,000     $1,020.65          $4.39              0.87%

B Class               $1,000     $1,016.90          $8.17              1.62%

C Class               $1,000     $1,016.90          $8.17              1.62%

R Class               $1,000     $1,019.40          $5.65              1.12%

Core Plus

ACTUAL

Investor Class        $1,000     $1,072.60          $3.47              0.67%

Institutional
Class                 $1,000     $1,073.70          $2.44              0.47%

A Class               $1,000     $1,071.30          $4.76              0.92%

B Class               $1,000     $1,067.30          $8.63              1.67%

C Class               $1,000     $1,067.30          $8.63              1.67%

R Class               $1,000     $1,069.90          $6.05              1.17%

HYPOTHETICAL

Investor Class        $1,000     $1,021.65          $3.39              0.67%

Institutional
Class                 $1,000     $1,022.65          $2.38              0.47%

A Class               $1,000     $1,020.40          $4.65              0.92%

B Class               $1,000     $1,016.65          $8.42              1.67%

C Class               $1,000     $1,016.65          $8.42              1.67%

R Class               $1,000     $1,019.15          $5.91              1.17%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
24

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2008
                                                    Short Duration       Core Plus
ASSETS

Investment securities, at value (cost of
$15,407,418 and $34,482,818,
respectively) -- including $1,928,666
and $4,191,970 of securities
on loan, respectively                                  $15,566,565     $34,858,015

Investments made with cash collateral received
for securities on loan,
at value (cost of $1,965,156 and
$4,281,460, respectively)                                1,965,156       4,270,244
                                                     -------------    ------------
Total investment securities, at value
(cost of $17,372,574 and $38,764,278,
respectively)                                           17,531,721      39,128,259

Cash                                                         3,763          10,092

Receivable for investments sold                                 --           9,865

Receivable for capital shares sold                           9,771         637,420

Receivable for variation margin
on futures contracts                                            --          10,620

Unrealized appreciation on swap agreements                  37,745         138,394

Interest receivable                                         70,957         191,545
                                                     -------------    ------------
                                                        17,653,957      40,126,195
                                                     -------------    ------------

LIABILITIES

Payable for collateral received
for securities on loan                                   1,965,156       4,281,460

Payable for investments purchased                          350,891       3,646,509

Payable for variation margin
on futures contracts                                         1,661              --

Accrued management fees                                      7,365          16,485

Distribution fees payable                                    3,014           6,582

Service fees (and distribution fees --
A Class and R Class) payable                                 2,666           5,298

Dividends payable                                            3,969           3,467
                                                     -------------    ------------
                                                         2,334,722       7,959,801
                                                     -------------    ------------

NET ASSETS                                             $15,319,235     $32,166,394
                                                     =============    ============

See Notes to Financial Statements.

------
25

MARCH 31, 2008
                                                    Short Duration       Core Plus
NET ASSETS CONSIST OF:

Capital paid in                                        $14,974,660     $30,871,905

Undistributed net investment income                         23,226         234,098

Undistributed net realized gain
on investment transactions                                 124,605         482,073

Net unrealized appreciation on investments                 196,744         578,318
                                                     -------------    ------------
                                                       $15,319,235     $32,166,394
                                                     =============    ============

INVESTOR CLASS

Net assets                                              $2,301,097      $5,830,465

Shares outstanding                                         224,207         556,565

Net asset value per share                                   $10.26          $10.48

INSTITUTIONAL CLASS

Net assets                                              $1,818,024      $4,637,684

Shares outstanding                                         177,139         442,705

Net asset value per share                                   $10.26          $10.48

A CLASS

Net assets                                              $4,558,686      $6,415,144

Shares outstanding                                         444,175         612,377

Net asset value per share                                   $10.26          $10.48

Maximum offering price (net asset value
divided by 0.9775 and 0.9550, respectively)                 $10.50          $10.97

B CLASS

Net assets                                              $1,833,978      $4,613,868

Shares outstanding                                         178,694         440,431

Net asset value per share                                   $10.26          $10.48

C CLASS

Net assets                                              $3,006,241      $6,074,050

Shares outstanding                                         292,913         579,817

Net asset value per share                                   $10.26          $10.48

R CLASS

Net assets                                              $1,801,209      $4,595,183

Shares outstanding                                         175,501         438,647

Net asset value per share                                   $10.26          $10.48

See Notes to Financial Statements.

------
26

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2008
                                                    Short Duration       Core Plus
INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                  $598,520      $1,353,615

Securities lending, net                                      8,099          12,390
                                                      ------------    ------------
                                                           606,619       1,366,005
                                                      ------------    ------------
EXPENSES:

Management fees                                             70,629         168,663

Distribution fees:

 B Class                                                    13,090          32,378

 C Class                                                    17,653          34,018

Service fees:

 B Class                                                     4,363          10,793

 C Class                                                     5,884          11,339

Distribution and service fees:

 A Class                                                     6,539          11,485

 R Class                                                     8,668          21,645

Trustees' fees and expenses                                    453           1,034

Other expenses                                                  90             602
                                                      ------------    ------------
                                                           127,369         291,957
                                                      ------------    ------------

NET INVESTMENT INCOME (LOSS)                               479,250       1,074,048
                                                      ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                    161,666         321,822

Futures and swaps transactions                              12,324         522,717
                                                      ------------    ------------
                                                           173,990         844,539
                                                      ------------    ------------

CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments                                                124,434         323,404

Futures and swaps                                           37,681         199,826
                                                      ------------    ------------
                                                           162,115         523,230
                                                      ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                    336,105       1,367,769
                                                      ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                 $815,355      $2,441,817
                                                      ============    ============

See Notes to Financial Statements.

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27

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED MARCH 31, 2008 AND PERIOD ENDED MARCH 31, 2007
                                        Short Duration                   Core Plus
Increase (Decrease)
in Net Assets                       2008       2007(1)          2008       2007(1)

OPERATIONS

Net investment
income (loss)                  $ 479,250     $ 134,977   $ 1,074,048     $ 332,633

Net realized
gain (loss)                      173,990      (34,486)       844,539     (154,327)

Change in net unrealized
appreciation
(depreciation)                   162,115        32,981       523,230        48,430
                             -----------   -----------   -----------   -----------
Net increase (decrease)
in net assets resulting
from operations                  815,355       133,472     2,441,817       226,736
                             -----------   -----------   -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net
investment income:

 Investor Class                 (80,865)      (24,692)     (197,085)      (60,762)

 Institutional Class            (79,397)      (25,741)     (197,892)      (63,536)

 A Class                       (106,515)      (23,233)     (187,899)      (57,289)

 B Class                        (58,582)      (19,059)     (144,565)      (46,893)

 C Class                        (78,432)      (19,059)     (151,375)      (46,893)

 R Class                        (66,859)      (21,841)     (166,575)      (53,822)
                             -----------   -----------   -----------   -----------
Decrease in net assets
from distributions             (470,650)     (133,625)   (1,045,391)     (329,195)
                             -----------   -----------   -----------   -----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from
capital share transactions     4,831,179    10,143,504     5,539,497    25,332,930
                             -----------   -----------   -----------   -----------

NET INCREASE (DECREASE)
IN
NET ASSETS                     5,175,884    10,143,351     6,935,923    25,230,471

NET ASSETS

Beginning of period           10,143,351            --    25,230,471            --
                             -----------   -----------   -----------   -----------
End of period                $15,319,235   $10,143,351   $32,166,394   $25,230,471
                             ===========   ===========   ===========   ===========
Undistributed net
investment income                $23,226            --      $234,098            --
                             ===========   ===========   ===========   ===========

(1) November 30, 2006 (fund inception) through March 31, 2007.

See Notes to Financial Statements.

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28

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Short Duration Fund (Short Duration) and Core
Plus Fund (Core Plus) (the funds) are two funds in a series issued by the trust. The funds are diversified under the 1940 Act. The funds' investment objective is to seek to maximize total return by investing in non-money market debt securities. As a secondary objective, the funds seek a high level of income. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. All classes of the funds commenced sale on November 30,
2006, the funds' inception date.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the
Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

------
29

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds account for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- The funds may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the funds anticipate purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The funds may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

------
30

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM) , may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the funds are declared daily and paid monthly. Distributions from net realized gains for the funds, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds.
The rates for the Investment Category Fee range from 0.2925% to 0.4100% for
Short Duration and from 0.3425% to 0.4600% for Core Plus. The rates for the
Complex Fee (Investor Class, A Class, B Class, C Class and R Class) range from
0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range.

The effective annual management fee for each class of each fund for the year ended March 31, 2008, was as follows:

                    Investor, A, B, C & R   Institutional

Short Duration              0.62%               0.42%

Core Plus                   0.67%               0.47%

------
31

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class and the R Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries. Fees incurred under the plans during the year ended March 31, 2008, are detailed in the
Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services, LLC. ACIM owns 71% and 86% of the outstanding shares of Short Duration and Core Plus, respectively.

The funds have a securities lending agreement with JPMorgan Chase Bank
(JPMCB). Prior to December 12, 2007, the funds had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
March 31, 2008, were as follows:

                                                     Short Duration      Core Plus
PURCHASES

U.S. Treasury & Government Agency Obligations           $12,333,262    $59,416,678

Investment securities other than U.S. Treasury &
Government Agency Obligations                            $3,639,752     $8,744,692

PROCEEDS FROM SALES

U.S. Treasury & Government Agency Obligations           $10,472,347    $61,114,797

Investment securities other than U.S. Treasury &
Government Agency Obligations                            $1,179,711     $4,343,449

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32

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                            Year ended                Period ended
                                        March 31, 2008           March 31, 2007(1)
                                  Shares        Amount        Shares        Amount
Short Duration

INVESTOR CLASS

Sold                              57,076     $ 579,351       167,571   $ 1,675,623

Issued in reinvestment of
distributions                      7,986        80,459         2,469        24,692

Redeemed                        (10,895)     (110,404)            --            --
                              ----------   -----------    ----------   -----------
                                  54,167       549,406       170,040     1,700,315
                              ----------   -----------    ----------   -----------
INSTITUTIONAL CLASS

Sold                                  --            --       166,694     1,666,883

Issued in reinvestment of
distributions                      7,871        79,024         2,574        25,741
                              ----------   -----------    ----------   -----------
                                   7,871        79,024       169,268     1,692,624
                              ----------   -----------    ----------   -----------
A CLASS

Sold                             502,134     5,065,479       166,692     1,666,863

Issued in reinvestment of
distributions                      8,332        84,054         2,323        23,233

Redeemed                       (235,306)   (2,361,727)            --            --
                              ----------   -----------    ----------   -----------
                                 275,160     2,787,806       169,015     1,690,096
                              ----------   -----------    ----------   -----------
B CLASS

Sold                               7,497        75,250       166,687     1,666,829

Issued in reinvestment of
distributions                      5,800        58,387         1,906        19,059

Redeemed                         (3,196)      (31,990)            --            --
                              ----------   -----------    ----------   -----------
                                  10,101       101,647       168,593     1,685,888
                              ----------   -----------    ----------   -----------
C CLASS

Sold                             126,956     1,274,567       166,687     1,666,829

Issued in reinvestment of
distributions                      7,525        75,874         1,906        19,059

Redeemed                        (10,161)     (103,666)            --            --
                              ----------   -----------    ----------   -----------
                                 124,320     1,246,775       168,593     1,685,888
                              ----------   -----------    ----------   -----------
R CLASS

Sold                                  --            --       166,690     1,666,852

Issued in reinvestment of
distributions                      6,627        66,521         2,184        21,841
                              ----------   -----------    ----------   -----------
                                   6,627        66,521       168,874     1,688,693
                              ----------   -----------    ----------   -----------
Net increase (decrease)          478,246   $ 4,831,179     1,014,383   $10,143,504
                              ==========   ===========    ==========   ===========

(1) November 30, 2006 (fund inception) through March 31, 2007.

------
33

                                            Year ended                Period ended
                                        March 31, 2008           March 31, 2007(1)
                                  Shares        Amount        Shares        Amount
Core Plus

INVESTOR CLASS

Sold                             127,665    $1,326,481       416,804   $ 4,167,838

Issued in reinvestment of
distributions                     19,433       196,188         6,101        60,762

Redeemed                        (13,413)     (139,420)          (25)         (249)
                              ----------   -----------    ----------   -----------
                                 133,685     1,383,249       422,880     4,228,351
                              ----------   -----------    ----------   -----------
INSTITUTIONAL CLASS

Sold                                  --            --       416,752     4,167,312

Issued in reinvestment of
distributions                     19,574       197,274         6,379        63,536
                              ----------   -----------    ----------   -----------
                                  19,574       197,274       423,131     4,230,848
                              ----------   -----------    ----------   -----------
A CLASS

Sold                             174,862     1,808,694       416,745     4,167,260

Issued in reinvestment of
distributions                     17,912       180,686         5,752        57,289

Redeemed                         (2,894)      (29,506)            --            --
                              ----------   -----------    ----------   -----------
                                 189,880     1,959,874       422,497     4,224,549
                              ----------   -----------    ----------   -----------
B CLASS

Sold                               4,701        49,118       416,733     4,167,172

Issued in reinvestment of
distributions                     14,289       144,020         4,708        46,893
                              ----------   -----------    ----------   -----------
                                  18,990       193,138       421,441     4,214,065
                              ----------   -----------    ----------   -----------
C CLASS

Sold                             146,115     1,516,755       416,733     4,167,172

Issued in reinvestment of
distributions                     14,464       145,844         4,708        46,893

Redeemed                         (2,203)      (22,995)            --            --
                              ----------   -----------    ----------   -----------
                                 158,376     1,639,604       421,441     4,214,065
                              ----------   -----------    ----------   -----------
R CLASS

Sold                                  32           331       416,740     4,167,230

Issued in reinvestment of
distributions                     16,471       166,027         5,404        53,822
                              ----------   -----------    ----------   -----------
                                  16,503       166,358       422,144     4,221,052
                              ----------   -----------    ----------   -----------
Net increase (decrease)          537,008    $5,539,497     2,533,534   $25,332,930
                              ==========   ===========    ==========   ===========

(1) November 30, 2006 (fund inception) through March 31, 2007.

5. SECURITIES LENDING

As of March 31, 2008, securities in Short Duration and Core Plus valued at
$1,928,666 and $4,191,970, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by
ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments.
Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day.
The total market value of all collateral received, at this date, was
$1,965,156 and $4,270,244, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

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34

6. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended March 31, 2008.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks.

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended March 31, 2008 and the period November 30, 2006 (fund inception) through March 31, 2007, were as follows:

                                           Short Duration                Core Plus
                                          2008       2007          2008       2007
DISTRIBUTIONS PAID FROM

Ordinary income                       $470,650   $133,625    $1,045,391   $329,195

Long-term capital gains                     --         --            --         --

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                    Short Duration       Core Plus

Federal tax cost of investments                        $17,372,574     $38,764,278
                                                      ============    ============
Gross tax appreciation of investments                     $184,834        $497,548

Gross tax depreciation of investments                     (25,687)       (133,567)
                                                      ------------    ------------
Net tax appreciation (depreciation)
of investments                                            $159,147        $363,981
                                                      ============    ============
Net tax appreciation (depreciation) on
derivatives and translation of assets and
liabilities in foreign currencies                          $40,604        $150,436
                                                      ------------    ------------
Net tax appreciation (depreciation)                       $199,751        $514,417
                                                      ============    ============

Undistributed ordinary income                             $132,356        $464,900

Accumulated long-term gains                                $12,468        $315,172

The cost of investments for federal income tax purposes was the same as the cost for financial statement purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts.

------
35

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The adoption of FIN 48 did not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------
36

FINANCIAL HIGHLIGHTS
Short Duration

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                  2008     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                            $10.00      $10.00
                                                              --------    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                  0.45        0.15

 Net Realized and Unrealized Gain (Loss)                          0.25       --(3)
                                                              --------    --------
 Total From Investment Operations                                 0.70        0.15
                                                              --------    --------
Distributions

 From Net Investment Income                                     (0.44)      (0.15)
                                                              --------    --------
Net Asset Value, End of Period                                  $10.26      $10.00
                                                              ========    ========

TOTAL RETURN(4)                                                  7.17%       1.46%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                0.62%    0.62%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                            4.42%    4.48%(5)

Portfolio Turnover Rate                                           113%        157%

Net Assets, End of Period (in thousands)                        $2,301      $1,700

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
37

Short Duration

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                  2008     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                            $10.00      $10.00
                                                              --------    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                  0.47        0.15

 Net Realized and Unrealized Gain (Loss)                          0.25       --(3)
                                                              --------    --------
 Total From Investment Operations                                 0.72        0.15
                                                              --------    --------
Distributions

 From Net Investment Income                                     (0.46)      (0.15)
                                                              --------    --------
Net Asset Value, End of Period                                  $10.26      $10.00
                                                              ========    ========

TOTAL RETURN(4)                                                  7.38%       1.52%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                0.42%    0.42%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                            4.62%    4.68%(5)

Portfolio Turnover Rate                                           113%        157%

Net Assets, End of Period (in thousands)                        $1,818      $1,693

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
38

Short Duration

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                  2008     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                            $10.00      $10.00
                                                              --------    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                  0.42        0.14

 Net Realized and Unrealized Gain (Loss)                          0.25       --(3)
                                                              --------    --------
 Total From Investment Operations                                 0.67        0.14
                                                              --------    --------
Distributions

 From Net Investment Income                                     (0.41)      (0.14)
                                                              --------    --------
Net Asset Value, End of Period                                  $10.26      $10.00
                                                              ========    ========

TOTAL RETURN(4)                                                  6.91%       1.37%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                0.87%    0.87%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                            4.17%    4.23%(5)

Portfolio Turnover Rate                                           113%        157%

Net Assets, End of Period (in thousands)                        $4,559      $1,690

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
39

Short Duration

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                  2008     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                            $10.00      $10.00
                                                              --------    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                  0.35        0.11

 Net Realized and Unrealized Gain (Loss)                          0.25       --(3)
                                                              --------    --------
 Total From Investment Operations                                 0.60        0.11
                                                              --------    --------
Distributions

 From Net Investment Income                                     (0.34)      (0.11)
                                                              --------    --------
Net Asset Value, End of Period                                  $10.26      $10.00
                                                              ========    ========

TOTAL RETURN(4)                                                  6.11%       1.13%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                1.62%    1.62%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                            3.42%    3.48%(5)

Portfolio Turnover Rate                                           113%        157%

Net Assets, End of Period (in thousands)                        $1,834      $1,686

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
40

Short Duration

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                  2008     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                            $10.00      $10.00
                                                              --------    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                  0.34        0.11

 Net Realized and Unrealized Gain (Loss)                          0.26       --(3)
                                                              --------    --------
 Total From Investment Operations                                 0.60        0.11
                                                              --------    --------
Distributions

 From Net Investment Income                                     (0.34)      (0.11)
                                                              --------    --------
Net Asset Value, End of Period                                  $10.26      $10.00
                                                              ========    ========

TOTAL RETURN(4)                                                  6.11%       1.13%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                1.62%    1.62%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                            3.42%    3.48%(5)

Portfolio Turnover Rate                                           113%        157%

Net Assets, End of Period (in thousands)                        $3,006      $1,686

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
41

Short Duration

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                  2008     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                            $10.00      $10.00
                                                              --------    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                  0.40        0.13

 Net Realized and Unrealized Gain (Loss)                          0.25       --(3)
                                                              --------    --------
 Total From Investment Operations                                 0.65        0.13
                                                              --------    --------
Distributions

 From Net Investment Income                                     (0.39)      (0.13)
                                                              --------    --------
Net Asset Value, End of Period                                  $10.26      $10.00
                                                              ========    ========

TOTAL RETURN(4)                                                  6.64%       1.29%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                1.12%    1.12%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                            3.92%    3.98%(5)

Portfolio Turnover Rate                                           113%        157%

Net Assets, End of Period (in thousands)                        $1,801      $1,689

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
42

Core Plus

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                  2008     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                             $9.96      $10.00
                                                              --------    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                  0.45        0.14

 Net Realized and Unrealized Gain (Loss)                          0.51      (0.03)
                                                              --------    --------
 Total From Investment Operations                                 0.96        0.11
                                                              --------    --------
Distributions

 From Net Investment Income                                     (0.44)      (0.15)
                                                              --------    --------
Net Asset Value, End of Period                                  $10.48       $9.96
                                                              ========    ========

TOTAL RETURN(3)                                                  9.88%       1.04%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                0.67%    0.67%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                            4.46%    4.44%(4)

Portfolio Turnover Rate                                           232%        133%

Net Assets, End of Period (in thousands)                        $5,830      $4,211

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
43

Core Plus

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                  2008     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                             $9.96      $10.00
                                                              --------    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                  0.47        0.15

 Net Realized and Unrealized Gain (Loss)                          0.51      (0.04)
                                                              --------    --------
 Total From Investment Operations                                 0.98        0.11
                                                              --------    --------
Distributions

 From Net Investment Income                                     (0.46)      (0.15)
                                                              --------    --------
Net Asset Value, End of Period                                  $10.48       $9.96
                                                              ========    ========

TOTAL RETURN(3)                                                 10.10%       1.11%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                0.47%    0.47%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                            4.66%    4.64%(4)

Portfolio Turnover Rate                                           232%        133%

Net Assets, End of Period (in thousands)                        $4,638      $4,214

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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44

Core Plus

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                  2008     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                             $9.96      $10.00
                                                              --------    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                  0.42        0.14

 Net Realized and Unrealized Gain (Loss)                          0.51      (0.04)
                                                              --------    --------
 Total From Investment Operations                                 0.93        0.10
                                                              --------    --------
Distributions

 From Net Investment Income                                     (0.41)      (0.14)
                                                              --------    --------
Net Asset Value, End of Period                                  $10.48       $9.96
                                                              ========    ========

TOTAL RETURN(3)                                                  9.61%       0.96%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                0.92%    0.92%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                            4.21%    4.19%(4)

Portfolio Turnover Rate                                           232%        133%

Net Assets, End of Period (in thousands)                        $6,415      $4,207

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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45

Core Plus

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                  2008     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                             $9.96      $10.00
                                                              --------    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                  0.35        0.11

 Net Realized and Unrealized Gain (Loss)                          0.51      (0.04)
                                                              --------    --------
 Total From Investment Operations                                 0.86        0.07
                                                              --------    --------
Distributions

 From Net Investment Income                                     (0.34)      (0.11)
                                                              --------    --------
Net Asset Value, End of Period                                  $10.48       $9.96
                                                              ========    ========

TOTAL RETURN(3)                                                  8.80%       0.71%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                1.67%    1.67%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                            3.46%    3.44%(4)

Portfolio Turnover Rate                                           232%        133%

Net Assets, End of Period (in thousands)                        $4,614      $4,197

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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46

Core Plus

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                   2008    2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                              $9.96     $10.00
                                                               --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                   0.35       0.11

 Net Realized and Unrealized Gain (Loss)                           0.51     (0.04)
                                                               --------   --------
 Total From Investment Operations                                  0.86       0.07
                                                               --------   --------
Distributions

 From Net Investment Income                                      (0.34)     (0.11)
                                                               --------   --------
Net Asset Value, End of Period                                   $10.48      $9.96
                                                               ========   ========

TOTAL RETURN(3)                                                   8.80%      0.71%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 1.67%   1.67%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                             3.46%   3.44%(4)

Portfolio Turnover Rate                                            232%       133%

Net Assets, End of Period (in thousands)                         $6,074     $4,197

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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47

Core Plus

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                  2008     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                             $9.96      $10.00
                                                              --------    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                  0.40        0.13

 Net Realized and Unrealized Gain (Loss)                          0.51      (0.04)
                                                              --------    --------
 Total From Investment Operations                                 0.91        0.09
                                                              --------    --------
Distributions

 From Net Investment Income                                     (0.39)      (0.13)
                                                              --------    --------
Net Asset Value, End of Period                                  $10.48       $9.96
                                                              ========    ========

TOTAL RETURN(3)                                                  9.34%       0.88%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                1.17%    1.17%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                            3.96%    3.94%(4)

Portfolio Turnover Rate                                           232%        133%

Net Assets, End of Period (in thousands)                        $4,595      $4,204

(1) November 30, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century Investment Trust and Shareholders of
the Short Duration Fund and the Core Plus Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short Duration
Fund and the Core Plus Fund (two of the ten funds comprising the American
Century Investment Trust, hereafter referred to as the "Funds") at March 31,
2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the period November 30, 2006
(commencement of operations) through March 31, 2008, in conformity with accounting principles generally accepted in the United States of America.
These financial statements and financial highlights (hereafter referred to as
"financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 19, 2008

------
49

MANAGEMENT

The individuals listed below serve as trustees or officers of the funds. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are
"interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the funds'
investment advisor, American Century Investment Management, Inc. (ACIM or the
advisor); the funds' principal underwriter, American Century Investment
Services, Inc. (ACIS); and the funds' transfer agent, American Century
Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM, or American Century Global Investment
Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Trustee and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 105
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------
50

INDEPENDENT TRUSTEES

JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Trustee (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Trustee (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

FREDERICK L.A. GRAUER, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Advisor, Barclays Global
Investors (2003 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

PETER F. PERVERE, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Trustee (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.

MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUNDS: Trustee (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Trustee (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present)

JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Trustee (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------
51

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUNDS: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-2021.

------
52

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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53

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP GOVERNMENT/CORPORATE 1- TO 3-YEAR INDEX is a
market-capitalization- weighted index that includes fixed-rate government and corporate issues with maturities between one and three years.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and
FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI)(SM) measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

------
54

NOTES

------
55

NOTES

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56

[back cover]

[american century investments logo and text logo®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . .       1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . .       1-800-345-2021 or
                                                               816-531-5575

INVESTORS USING ADVISORS . . . . . . . . . . . . . . . .       1-800-378-9878

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . .       1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . .       1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF. . . . . . . . .        1-800-634-4113

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0805
CL-ANN-60032N

ITEM 2. CODE OF ETHICS.

a.   The registrant has adopted a Code of Ethics for Senior  Financial  Officers that applies to the registrant's  principal  executive  officer,  principal financial officer,  principal  accounting  officer,  and persons performing similar functions.

b.   No response required.

c.   None.

d.   None.

e.   Not applicable.

f.   The registrant's Code of Ethics for Senior Financial  Officers was filed as
     Exhibit 12 (a)(1) to American Century Asset Allocation  Portfolios,  Inc.'s
     Annual Certified  Shareholder Report on Form N-CSR, File No. 811-21591,  on
     September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)   The registrant's  board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)   Peter F.  Pervere,  Jeanne D.  Wohlers  and  Ronald J.  Gilson  are the
         registrant's  designated audit committee  financial  experts.  They are
         "independent" as defined in Item 3 of Form N-CSR.

(a)(3)   Not applicable.

(b)      No response required.

(c)      No response required.

(d)      No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal  accountant for the audit of the registrant's annual  financial  statements  or  services  that are  normally  provided by the accountant in connection  with statutory and  regulatory  filings or engagements for those fiscal years were as follows:

         FY 2007:  $191,721
         FY 2008:  $197,237

(b)      Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal  accountant that are reasonably related to the performance of the audit of the  registrant's  financial  statements and are not reported under paragraph (a) of this Item were as follows:

         For services rendered to the registrant:

         FY 2007:  $0
         FY 2008:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2007:  $0
         FY 2008:  $0

(c)      Tax Fees.

The aggregate fees billed in each of the last two fiscal years for  professional services  rendered by the principal  accountant for tax compliance,  tax advice, and tax planning were as follows:

         For services rendered to the registrant:

         FY 2007:  $3,000*
         FY 2008:  $0

         * This amount has been restated as certain prior year services related to review of federal and state income tax forms and federal excise tax forms that were paid in advance were refunded as management changed service providers.

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2007:  $0
         FY 2008:  $0

(d)      All Other Fees.

The aggregate  fees billed in each of the last two fiscal years for products and services provided by the principal accountant,  other than the services reported in paragraphs (a) through (c) of this Item were as follows:

         For services rendered to the registrant:

         FY 2007:  $0
         FY 2008:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2007:  $0
         FY 2008:  $0

(e)(1)   In accordance  with paragraph  (c)(7)(i)(A)  of Rule 2-01 of Regulation
         S-X, before the accountant is engaged by the registrant to render audit or non-audit  services,  the engagement is approved by the registrant's audit  committee.  Pursuant  to  paragraph  (c)(7)(ii)  of Rule 2-01 of
         Regulation S-X, the registrant's  audit committee also pre-approves its accountant's  engagements for non-audit  services with the registrant's investment adviser,  its parent company,  and any entity controlled by, or under common  control  with the  investment  adviser  that  provides ongoing services to the registrant,  if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)   All services  described in each of  paragraphs  (b) through (d) of this
         Item were pre-approved  before the engagement by the registrant's audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
         S-X.  Consequently,  none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)      The  percentage  of  hours  expended  on  the  principal   accountant's
         engagement to audit the registrant's  financial statements for the most recent fiscal year that were  attributed  to work  performed by persons other than the principal  accountant's  full-time,  permanent employees was less than 50%.

(g)      The aggregate non-audit fees billed by the registrant's  accountant for services  rendered to the registrant,  and rendered to the registrant's investment  adviser  (not  including  any  sub-adviser  whose  role  is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the  registrant  for  each  of the  last  two  fiscal  years  of the registrant were as follows:

         FY 2007:  $171,647*
         FY 2008:  $90,000

         * This amount has been restated as certain prior year services related to review of federal and state income tax forms and federal excise tax forms that were paid in advance were refunded as management changed service providers.

(h)      The  registrant's  investment  adviser and accountant have notified the registrant's  audit  committee  of all  non-audit  services  that  were rendered by the registrant's  accountant to the registrant's investment adviser,  its parent  company,  and any entity  controlled by, or under common  control with the investment  adviser that provides  services to the  registrant,  which  services were not required to be  pre-approved pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of  Regulation  S-X. The notification  provided to the  registrant's  audit  committee  included sufficient  details  regarding such services to allow the  registrant's
         audit  committee  to  consider  the  continuing   independence  of  its
         principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)  The  schedule  of  investments  is  included  as  part  of  the  report  to stockholders filed under Item 1 of this Form.

(b)  Not applicable.

ITEM 7.  DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)  The  registrant's  principal  executive  officer  and  principal  financial officer  have  concluded  that the  registrant's  disclosure  controls  and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940)  are  effective  based on their  evaluation  of  these  controls  and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the  registrant's  internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment  Company Act of
     1940) that occurred  during the  registrant's  second fiscal quarter of the period  covered  by this  report  that  have  materially  affected,  or are reasonably likely to materially affect,  the registrant's  internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Registrant's Code of Ethics for Senior Financial Officers, which is the subject of the disclosure  required by Item 2 of Form N-CSR,  was filed as Exhibit 12(a)(1) to American  Century Asset  Allocation  Portfolios,
         Inc.'s Certified  Shareholder Report on Form N-CSR, File No. 811-21591,
         on September 29, 2005.

(a)(2)   Separate certifications by the registrant's principal executive officer and  principal  financial  officer,  pursuant  to  Section  302  of the
         Sarbanes-Oxley  Act of 2002  and Rule  30a-2(a)  under  the  Investment
         Company  Act  of  1940,  are  filed  and  attached  hereto  as  Exhibit
         99.302CERT.

(a)(3)   Not applicable.

(b)      A certification by the registrant's  chief executive  officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of
         2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY INVESTMENT TRUST

By:      /s/  Jonathan S. Thomas
         --------------------------------------
         Name:   Jonathan S. Thomas
         Title:  President

Date:    May 30, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/  Jonathan S. Thomas
         --------------------------------------
         Name:   Jonathan S. Thomas
         Title:  President
                 (principal executive officer)

Date:    May 30, 2008

By:      /s/  Robert J. Leach
         --------------------------------------
         Name:   Robert J. Leach
         Title:  Vice President, Treasurer, and
                 Chief Financial Officer
                 (principal financial officer)

Date:    May 30, 2008